OFFERING CIRCULAR

                              BANC ONE CORPORATION
                               OFFER TO EXCHANGE
                          SUBORDINATED NOTES DUE 2019
                       FOR ANY AND ALL OF ITS OUTSTANDING
                       9 7/8% SUBORDINATED NOTES DUE 2009
THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON WEDNESDAY, MARCH 18, 1998, UNLESS EXTENDED (THE "EXPIRATION DATE").

    BANC ONE CORPORATION (the "Company") hereby offers, upon the terms and subject to the conditions set forth in this Offering Circular (the "Offering Circular") and the accompanying Letter of Transmittal (which together constitute the "Exchange Offer"), to exchange an aggregate principal amount of up to $200,000,000 of its Subordinated Notes Due March 1, 2019 (the "New Notes") for a like principal amount of its issued and outstanding 9 7/8% Subordinated Notes Due March 1, 2009 (the "Old Notes") from the registered holders (individually, a "Holder" and collectively, the "Holders") thereof. The terms of the New Notes are discussed in "Comparison of Old Notes and New Notes" and "Description of New Notes". The New Notes will evidence the same class of debt as the Old Notes and will be issued pursuant to, and entitled to the benefits of, an Indenture (the "New Indenture"), dated as of March 3, 1997, between the Company and The Chase Manhattan Bank, as trustee (the "New Trustee"). The Old Notes were issued pursuant to, and are entitled to the benefits of, an Indenture (the "Old Indenture"), dated as of March 1, 1989, between the Company and Chase Manhattan Bank Delaware, as trustee (formerly known as Chemical Bank Delaware).

    The Company will accept for exchange any and all Old Notes validly tendered and not withdrawn prior to the Expiration Date. Old Notes may be tendered only in denominations of $1,000 or an integral multiple thereof. See "The Exchange Offer--Procedures for Tendering Old Notes". The Exchange Offer is subject to certain customary conditions. See "The Exchange Offer--Conditions to the Exchange Offer".

    The New Notes will constitute, and the Old Notes constitute, direct, unsecured obligations of the Company subject to certain subordination provisions described herein. See "Description of New Notes-- Subordination".

                                             (COVER PAGE CONTINUED ON NEXT PAGE)

                            ------------------------

    SEE "RISK FACTORS" BEGINNING ON PAGE 12 FOR A DISCUSSION OF CERTAIN FACTORS THAT SHOULD BE CONSIDERED IN EVALUATING THE EXCHANGE OFFER.

                             ---------------------

   THE OFFER OF THE SECURITIES CONTEMPLATED IN THE EXCHANGE OFFER IS MADE PURSUANT TO THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SECTION
     5 OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"),
         PROVIDED BY SECTION 3(A)(9) THEREOF AND, ACCORDINGLY, THE
           OFFER OF SUCH SECURITIES HAS NOT BEEN REGISTERED WITH
                   THE SECURITIES AND EXCHANGE COMMISSION.

THESE SECURITIES ARE NOT SAVINGS OR DEPOSIT ACCOUNTS OR OTHER OBLIGATIONS OF
    ANY BANK OR NONBANK SUBSIDIARY OF THE COMPANY AND ARE NOT INSURED BY
       THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE BANK INSURANCE
                  FUND OR ANY OTHER GOVERNMENTAL AGENCY.

  THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
  THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
      PASSED UPON THE ACCURACY OR ADEQUACY OF THIS OFFERING CIRCULAR. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------

              The date of this Offering Circular is February 18, 1998.

(CONTINUED FROM COVER PAGE)

    The New Notes will have the same interest rate as the Old Notes until March 1, 2009, and, thereafter, the interest rate on the New Notes will be as provided herein. For the Old Notes, a price (the "Reference Price of the Old Notes") will be determined using a specified fixed spread pricing formula. The Reference Price of the Old Notes will be based on a yield (the "Reference Yield of the Old Notes") to the maturity date of the Old Notes equal to (i) the yield (the "10 Year Benchmark Treasury Yield") on the 5 1/2% U.S. Treasury Note due February 15, 2008 (the "10 Year Benchmark Treasury Security") plus (ii) 88 basis points (the "2009 Fixed Spread"). For the New Notes, a per annum interest rate (the "Extension Coupon") will be determined for the period from, and including, March 1, 2009 to but not including the maturity date, March 1, 2019. This Extension Coupon (expressed as a percentage with two decimal places) will be such that the price of the New Notes (the "Reference Price of the New Notes") will be at least $15.00 or greater than the Reference Price of the Old Notes per $1,000 principal amount thereof. The Reference Price of the New Notes will be based on a yield (the "Reference Yield of the New Notes") to the maturity date of the New Notes equal to (i) the yield (the "30 Year Benchmark Treasury Yield") on the 6 3/8% U.S. Treasury Note due August 15, 2027 (the "30 Year Benchmark Treasury Security") plus (ii) 100 basis points (the "2019 Fixed Spread"). For each $1,000 principal amount of Old Notes exchanged, the Holder thereof will receive $1,000 principal amount of New Notes. The Extension Coupon and the reference prices will be determined as of 2:00 p.m., New York City time, on the second business day prior to the Expiration Date, unless the Expiration Date is extended (the "Price Determination Date").

    The purpose of the Exchange Offer is to take advantage of currently available interest rates by exchanging a portion of the Company's long-term debt portfolio upon terms which the Company believes are more beneficial to it. The Company intends to accomplish this objective by extending the overall maturity of a portion of its long-term debt portfolio.

    Based on an interpretation by the staff of the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission"), the Company believes that the New Notes issued pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by any Holder thereof without compliance with the registration requirements of the Securities Act.

    The Company has not entered into any arrangement or understanding with any person to distribute the New Notes to be received in the Exchange Offer and, to the best of the Company's information and belief, each person participating in the Exchange Offer is acquiring the New Notes in the ordinary course of business and has no arrangement or understanding with any person to participate in the distribution of the New Notes.

    The Company has made no arrangements for and has no understanding with any dealer, salesman or other person regarding the solicitation of tenders hereunder, and no person has been authorized by the Company to give any information or to make any representations in connection with the Exchange Offer other than those contained or incorporated by reference in this Offering Circular and, if given or made, such other information or representations must not be relied upon as having been authorized. Neither the delivery of this Offering Circular nor the exchange of New Notes for Old Notes shall, under any circumstances, create any implication that the information contained herein is correct as of any time subsequent to the date hereof.

    The Company will not receive any proceeds from the Exchange Offer. The Company has agreed to bear the expenses of the Exchange Offer.

    The Exchange Agent (as defined herein) and The Depository Trust Company ("DTC") have confirmed that the Exchange Offer is eligible for the DTC Automated Tender Offer Program ("ATOP"). Accordingly, DTC participants may electronically transmit their acceptance of the Exchange Offer by causing DTC to transfer Old Notes to the Exchange Agent in accordance with DTC's ATOP procedures for such a transfer. DTC will then send an Agent's Message (as defined herein) to the Exchange Agent.

    NONE OF THE COMPANY, THE BOARD OF DIRECTORS OF THE COMPANY, THE INFORMATION AGENT OR THE EXCHANGE AGENT MAKES ANY RECOMMENDATION TO HOLDERS OF THE OLD NOTES AS TO WHETHER TO EXCHANGE OR REFRAIN FROM EXCHANGING THEIR OLD NOTES. IN ADDITION, NO ONE HAS BEEN AUTHORIZED TO MAKE ANY SUCH RECOMMENDATION. HOLDERS OF OLD NOTES MUST MAKE THEIR OWN DECISION WHETHER TO EXCHANGE OLD NOTES PURSUANT TO THE EXCHANGE OFFER AND, IF SO, THE AGGREGATE PRINCIPAL AMOUNT OF OLD NOTES TO EXCHANGE.

    THE EXCHANGE OFFER IS NOT BEING MADE TO, NOR WILL THE COMPANY ACCEPT TENDERS FOR EXCHANGE FROM, HOLDERS OF OLD NOTES IN ANY JURISDICTION IN WHICH THE EXCHANGE OFFER OR THE ACCEPTANCE THEREOF WOULD NOT BE IN COMPLIANCE WITH THE SECURITIES OR BLUE SKY LAWS OF SUCH JURISDICTION.

                             AVAILABLE INFORMATION

    The Company is subject to the informational reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, files reports, proxy statements and other information with the Commission. Such reports, proxy statements and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549; as well as at the Regional Offices of the Commission at 7 World Trade Center, Suite 1300, New York, New York 10048 and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. In addition, the Commission also maintains a site on the World Wide Web at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. Such reports, proxy statements and other material concerning the Company may also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York.

    The Company has instructed the Financial Advisor, the Exchange Agent and the Information Agent not to solicit exchanges in connection with the Exchange Offer or to make any recommendation with respect to acceptance or rejection of the Exchange Offer. Solicitations will be made solely by employees of the Company. The Financial Advisor, the Exchange Agent and the Information Agent will answer any questions from Holders of the Old Notes with respect to the Exchange Offer solely by reference to the terms of this Offering Circular and Holders may contact the Financial Advisor, the Exchange Agent and the Information Agent at the addresses and telephone numbers listed below. Holders of the Old Notes who have any questions regarding the mechanics of the Exchange Offer should contact either the Exchange Agent or the Information Agent. In addition, all questions with respect to the Exchange Offer may be directed to the Company (Steven R. Bluhm, telephone number (614) 248-6443).

       FINANCIAL ADVISOR                                                 INFORMATION AGENT
 DEUTSCHE MORGAN GRENFELL INC.                                       GEORGESON & COMPANY INC.
      31 West 52nd Street                                                Wall Street Plaza
   New York, New York 10019                                         88 Pine Street, 30th Floor
 (212) 469-7645 (call collect)                                       New York, New York 10005
                                                                  Banks and brokers call collect:
                                                                          (212) 440-9800
                                                                    All others call toll-free:
                                                                          (800) 223-2064
                                         EXCHANGE AGENT
                                    THE CHASE MANHATTAN BANK
            BY FAX:                        BY COURIER:                       BY MAIL:
        (214) 672-5932              Chase Bank of Texas, N.A.        Chase Bank of Texas, N.A.
    Attention: Frank Ivins                1 Main Place              P.O. Box 2320 - 18th Floor
                                  1201 Main Street - 18th Floor      Dallas, Texas 25221-2320
                                     Attention: Frank Ivins           Attention: Frank Ivins
                                       Dallas, Texas 75202
                                      Phone: 1-800-648-8380

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

    The following documents heretofore filed by the Company with the Commission pursuant to Section 13 of the Exchange Act are incorporated herein by reference:

    (i) The Company's Annual Report on Form 10-K for the year ended December 31, 1996 (as amended by Form 10-K/A filed March 21, 1997 and Form 10-K/A filed June 30, 1997);

    (ii) The Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997; and

    (iii) The Company's Current Reports on Form 8-K filed January 28, 1997, January 29, 1997, April 17, 1997, April 24, 1997, July 14, 1997 (as
       amended by Form 8-K/A filed August 13, 1997), July 15, 1997, August 29, 1997 (as amended by Form 8-K/A filed September 2, 1997), September 25, 1997, October 29, 1997 and January 26, 1998.

    All documents filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Offering Circular and prior to the termination of the offering of the New Notes shall be deemed to be incorporated by reference into this Offering Circular and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Offering Circular to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Offering Circular.

ANY PERSON RECEIVING A COPY OF THIS OFFERING CIRCULAR MAY OBTAIN WITHOUT CHARGE, UPON WRITTEN OR ORAL REQUEST, A COPY OF ANY OF THE DOCUMENTS INCORPORATED BY REFERENCE HEREIN, EXCEPT FOR THE EXHIBITS TO SUCH DOCUMENTS (UNLESS SUCH EXHIBITS ARE SPECIFICALLY INCORPORATED BY REFERENCE INTO SUCH DOCUMENTS). REQUESTS SHOULD BE ADDRESSED TO BANC ONE CORPORATION, DEPARTMENT OH1-0251, 100 EAST BROAD STREET, COLUMBUS, OHIO 43271-0251, ATTENTION: INVESTOR RELATIONS,
(614) 248-6889.

                           OFFERING CIRCULAR SUMMARY

    The following summary is qualified in its entirety by the more detailed information appearing elsewhere, or incorporated by reference, in this Offering Circular. See "Risk Factors" on page 12 for a discussion of certain factors that should be considered in connection with the Exchange Offer and the New Notes offered hereby.

                                  THE COMPANY

    The Company is a multi-bank holding company that, at September 30, 1997, operated banking offices in Arizona, Colorado, Illinois, Indiana, Kentucky, Louisiana, Ohio, Oklahoma, Texas, Utah, West Virginia and Wisconsin. The Company also owns nonbank subsidiaries that engage in credit card and merchant processing, consumer and education finance, mortgage banking, insurance, venture capital, investment and merchant banking, trust, brokerage, investment management, equipment leasing and data processing. At September 30, 1997, the Company had consolidated total assets of $113.1 billion, consolidated total deposits of $75.8 billion and consolidated total stockholders' equity of $10.1 billion. At September 30, 1997, no single affiliate bank accounted for more than 20% of the Company's consolidated total assets. See "The Company".

    The Company is incorporated in Ohio and has functioned as a multi-bank holding company since 1968. Its executive offices are located at 100 East Broad Street, Columbus, Ohio 43271, and its telephone number is (614) 248-5944.

                               THE EXCHANGE OFFER

THE EXCHANGE OFFER................  Upon the terms and subject to the conditions of the
                                    Exchange Offer, the Company is offering to any Holder to
                                    exchange for any and all of its Old Notes an equal
                                    principal amount of newly issued New Notes.

                                    The New Notes will have the same interest rate as the
                                    Old Notes until March 1, 2009, and, thereafter, the
                                    interest rate on the New Notes will be as provided
                                    herein. For the Old Notes, a Reference Price of the Old
                                    Notes will be determined using a specified fixed spread
                                    pricing formula. The Reference Price of the Old Notes
                                    will be based on the Reference Yield of the Old Notes to
                                    the maturity date of the Old Notes equal to (i) the 10
                                    Year Benchmark Treasury Yield plus (ii) the 2009 Fixed
                                    Spread. For the New Notes, an Extension Coupon will be
                                    determined for the period from, and including, March 1,
                                    2009 to but not including the maturity date, March 1,
                                    2019. The Extension Coupon (expressed as a percentage
                                    with two decimal places) will be such that the Reference
                                    Price of the New Notes will be at least $15.00 or
                                    greater than the Reference Price of the Old Notes per
                                    $1,000 principal amount of the Old Notes. The Reference
                                    Price of the New Notes will be based on the Reference
                                    Yield of the New Notes to the maturity date of the New
                                    Notes equal to (i) the 30 Year Benchmark Treasury Yield
                                    plus (ii) the 2019 Fixed Spread. For each $1,000
                                    principal amount of Old Notes exchanged in the Exchange
                                    Offer, the Holder thereof will receive $1,000 principal
                                    amount of New Notes. The Extension Coupon and the
                                    reference prices will be determined based on the 10 Year
                                    Benchmark Treasury Yield

                                    and 30 Year Benchmark Treasury Yield as of the Price
                                    Determination Date.

                                    The New Notes will constitute, and the Old Notes
                                    constitute, direct, unsecured obligations of the Company
                                    subject to certain subordination provisions described
                                    herein. Changes from the Old Notes and the Old Indenture
                                    are set forth below in the section "Comparison of Old
                                    Notes and New Notes". See also "Description of New
                                    Notes".

CALCULATIONS......................  The reference prices, reference yields, the benchmark treasury yields, the Extension Coupon and the Treasury
                                    Adjusted Spread Differential (as defined below) will be
                                    determined as set forth in the section "The Exchange
                                    Offer--Calculations; Information" and in Schedules A, B,
                                    C, D and E attached hereto. A series of tables
                                    illustrating the formulas to be used to determine the
                                    reference prices, reference yields, the benchmark
                                    treasury yields and the Extension Coupon is set forth in
                                    Schedule F attached hereto.

INFORMATION.......................  As soon as practicable after the Price Determination
                                    Date, but in any event before 9:00 a.m., New York City
                                    time, on the following business day, the Company will
                                    publicly announce by press release to the Dow Jones News
                                    Service: the 10 Year Benchmark Treasury Yield, the 30
                                    Year Benchmark Treasury Yield, the Reference Yield of
                                    the Old Notes, the Reference Price of the Old Notes, the
                                    Reference Yield of the New Notes, the Reference Price of
                                    the New Notes and the Extension Coupon.

                                    During the term of the Exchange Offer, Holders of the
                                    Old Notes can obtain current information regarding the
                                    benchmark treasury yields, reference yields, reference
                                    prices and other information regarding the terms of the
                                    Exchange Offer from the Financial Advisor at (212)
                                    469-7645. In addition, the Company intends to publish
                                    information about the Exchange Offer, including the
                                    information described in the preceding paragraph when
                                    available, on MCM "CorporateWatch" Service on Telerate
                                    page 58248.

OLD NOTES OUTSTANDING.............  As of the date hereof, $200,000,000 aggregate principal amount of Old Notes are outstanding.

CONDITIONS TO THE EXCHANGE
  OFFER...........................  Consummation of the Exchange Offer is conditioned upon certain customary conditions described herein. The
                                    Company may, in its sole discretion, waive any condition
                                    with respect to the Exchange Offer and accept for
                                    exchange any Old Notes tendered. See "The Exchange
                                    Offer--Conditions to the Exchange Offer".

EXPIRATION DATE; EXTENSIONS;
  TERMINATION; AMENDMENTS.........  The Exchange Offer will expire at 5:00 p.m., New York
                                    City time, on Wednesday, March 18, 1998 or at such later
                                    time and date to which the Exchange Offer may be
                                    extended by the Company in accordance with the
                                    procedures described herein.

                                    See "The Exchange Offer--Expiration Date; Extensions;
                                    Termination; Amendments".

                                    If the Exchange Offer is extended for a period longer
                                    than three business days from the previously scheduled
                                    Expiration Date, then a new Price Determination Date,
                                    which would be two business days prior to the new
                                    Expiration Date, may be established. If the extension is
                                    for three business days or less, no new Price
                                    Determination Date will be established and the Extension
                                    Coupon will remain as determined on the Price
                                    Determination Date prior to the extension of the
                                    Exchange Offer.

                                    If the consideration offered with respect to the
                                    Exchange Offer is changed or if any other amendment to
                                    the terms of the Exchange Offer is made that, in the
                                    opinion of the Company, would be adverse to the
                                    interests of the Holders tendering Old Notes for
                                    exchange, the Exchange Offer will remain open at least
                                    five business days from the date public notice of such
                                    change or amendment is given.

CERTAIN U.S. FEDERAL INCOME TAX
  CONSEQUENCES....................  In the opinion of counsel to the Company, the exchange of Old Notes pursuant to the Exchange Offer will
                                    constitute a recapitalization for U.S. Federal income
                                    tax purposes, and a Holder of Old Notes that tenders
                                    pursuant to the Exchange Offer generally will recognize
                                    no gain or loss upon the exchange of Old Notes for New
                                    Notes. See "Certain U.S. Federal Income Tax
                                    Consequences".

CERTAIN CONSEQUENCES OF THE
  EXCHANGE OFFER..................  In deciding whether to participate in the Exchange
                                    Offer, each Holder should consider carefully, in
                                    addition to the other information contained in this
                                    Offering Circular, the information set forth under the
                                    captions "Description of New Notes" and "Risk Factors".

TENDER OF OLD NOTES...............  Old Notes may be tendered for exchange only in denominations of $1,000 or an integral multiple thereof.
                                    To tender Old Notes pursuant to the Exchange Offer,
                                    Holders must deliver their Old Notes together with a
                                    properly completed and duly executed Letter of
                                    Transmittal to the Exchange Agent or the procedures for
                                    book-entry transfer must be used. If Old Notes are held
                                    by a broker, dealer, commercial bank, trust company or
                                    other nominee (individually, a "Custodian" and
                                    collectively, the "Custodians"), the beneficial owner
                                    thereof must instruct such Custodian to tender such Old
                                    Notes on their behalf. All tenders must be made on or
                                    prior to the Expiration Date. See "The Exchange
                                    Offer--Procedures for Tendering Old Notes".

                                    New Notes will be delivered only in book-entry form
                                    through DTC. Accordingly, Holders who anticipate
                                    tendering and whose Old Notes are not held through DTC
                                    are urged to contact promptly a Custodian that has the
                                    capability to hold securities through DTC, to arrange
                                    for receipt of any New Notes to be

                                    delivered pursuant to the Exchange Offer and to obtain
                                    the information necessary to provide the required DTC
                                    participant and account information in the relevant
                                    Letter of Transmittal. See "The Exchange Offer--Proper
                                    Execution and Delivery of Letter of Transmittal".

GUARANTEED DELIVERY...............  Holders of Old Notes who wish to tender their Old Notes and who cannot deliver their Old Notes or the Letter of
                                    Transmittal to the Exchange Agent, prior to the
                                    Expiration Date, or if the procedures for book-entry
                                    transfer cannot be completed on a timely basis, must
                                    tender their Old Notes pursuant to the guaranteed
                                    delivery procedures set forth in "The Exchange
                                    Offer--Guaranteed Delivery Procedures".

ACCEPTANCE OF OLD NOTES; DELIVERY
  OF NEW NOTES....................  Upon the terms and subject to the conditions of the
                                    Exchange Offer, the Company will exchange (and thereby
                                    purchase) any and all Old Notes that are properly
                                    tendered and not withdrawn prior to the Expiration Date.
                                    New Notes will be delivered only in book-entry form
                                    through DTC. New Notes will be delivered on the fifth
                                    business day following the Expiration Date (the
                                    "Exchange Date"). See "The Exchange Offer--Acceptance of
                                    Old Notes Tendered for Exchange; Delivery of New Notes".

WITHDRAWAL RIGHTS.................  Tenders of Old Notes for exchange may be withdrawn at any time prior to the Expiration Date. Withdrawal of
                                    tendered Old Notes will be deemed a rejection of the
                                    Exchange Offer. See "The Exchange Offer--Withdrawal
                                    Rights".

EXCHANGE AGENT....................  The Chase Manhattan Bank.

INFORMATION AGENT.................  Georgeson & Company Inc.
                                    Wall Street Plaza
                                    88 Pine Street, 30th Floor
                                    New York, New York 10005
                                    Banks and brokers call collect: (212) 440-9800
                                    All others call toll-free: (800) 223-2064

                                 THE NEW NOTES

ISSUER............................  BANC ONE CORPORATION.

INDENTURE.........................  The New Notes will be issued under the New Indenture.

PRINCIPAL AMOUNT OFFERED..........  $200,000,000

MATURITY DATE.....................  March 1, 2019

INTEREST..........................  Interest will be paid each March 1 and September 1, commencing September 1, 1998. Interest will be
                                    calculated on the basis of a 360-day year consisting of
                                    twelve 30-day months. The September 1, 1998 interest
                                    payment will include interest accruing on the Old Notes
                                    from March 1, 1998 to, but not including, the Exchange
                                    Date, and interest accruing on the New Notes from the
                                    Exchange Date to, but not including, September 1, 1998.

INTEREST RATE.....................  9 7/8% per annum to, but not including, March 1, 2009, after which the interest rate shall be as provided
                                    herein.

RATING............................  As of the date hereof, the Company's subordinated debt securities, including the Old Notes, are rated A1 by
                                    Moody's Investors Service, Inc. ("Moody's") and A+ by
                                    Standard & Poor's Ratings Group, a division of The
                                    McGraw-Hill Companies ("S&P"). The Company expects that
                                    the New Notes will receive ratings equivalent to those
                                    assigned from time to time to the Old Notes. A security
                                    rating is not a recommendation to buy, sell or hold
                                    securities and may be subject to revision or withdrawal
                                    at any time by the assigning rating agency.

RANKING...........................  The New Notes will be unsecured and subordinated in right of payment to all Senior Indebtedness and General
                                    Obligations of the Company, as described under
                                    "Description of New Notes-- Subordination".

FORM..............................  The New Notes will be available only in book-entry form through DTC.

USE OF PROCEEDS...................  The New Notes will be issued only in exchange for the
                                    Old Notes. The Company will not receive any cash
                                    proceeds from the issuance of the New Notes.

                     COMPARISON OF OLD NOTES AND NEW NOTES

    The following is a brief comparison of the principal features of the Old Notes and the New Notes. The following descriptions are brief summaries, do not purport to be complete and are qualified in their entirety by reference, with respect to the Old Notes, to the Old Notes and the Old Indenture and, with respect to the New Notes, to the New Notes and the New Indenture. For further information regarding the New Notes and for definitions of capitalized terms used with respect to the New Notes but not otherwise defined herein, see "Description of New Notes."

                                                   OLD NOTES                             NEW NOTES
                                      ------------------------------------  ------------------------------------

OBLIGOR.............................  BANC ONE CORPORATION.                 BANC ONE CORPORATION.

TRUSTEE.............................  Chase Manhattan Bank Delaware.        The Chase Manhattan Bank.

AGGREGATE PRINCIPAL AMOUNT..........  $200,000,000.                         Up to $200,000,000.

MATURITY............................  March 1, 2009.                        March 1, 2019.

INTEREST RATE TO 2009...............  9 7/8% per annum.                     9 7/8% per annum.

INTEREST RATE FROM 2009 TO 2019.....  N.A.                                  As provided herein.

INTEREST PAYMENT DATES..............  March 1 and September 1.              March 1 and September 1. The
                                                                            September 1, 1998 payment will
                                                                            include interest accruing on the Old
                                                                            Notes from March 1, 1998 to, but not
                                                                            including, the Exchange Date, and
                                                                            interest accruing on the New Notes
                                                                            from the Exchange Date to, but not
                                                                            including, September 1, 1998.

RATING..............................  As of the date hereof, the Old Notes  The Company expects that the New
                                      are rated A1 by Moody's and A+ by     Notes will receive ratings
                                      S&P.                                  equivalent to those assigned from
                                                                            time to time to the Old Notes.

RANKING.............................  The Old Notes are unsecured and       The New Notes are unsecured and
                                      subordinated in right of payment to   subordinated in right of payment to
                                      all Senior Indebtedness of the        all Senior Indebtedness and General
                                      Company.                              Obligations of the Company, as
                                                                            described under "Description of the
                                                                            New Notes--Subordination".

OPTIONAL REDEMPTION.................  The Old Notes are not subject to      The New Notes will not be subject to
                                      redemption prior to maturity.         redemption prior to maturity.

SINKING FUND........................  None.                                 None.

SECURITY............................  None.                                 None.

CHANGE OF CONTROL...................  The Company is not required to        The Company will not be required to
                                      repurchase the Old Notes upon a       repurchase the New Notes upon a
                                      change of control of the Company.     change of control of the Company.

                                                   OLD NOTES                             NEW NOTES
                                      ------------------------------------  ------------------------------------
CERTAIN COVENANTS...................  The Old Notes restrict, among other   The New Notes provide limited
                                      things, the ability of the Company    covenants, some of which may be
                                      to (i) use voting stock of any bank   waived by holders of not less than a
                                      affiliated with the Company as        majority in aggregate principal
                                      security for indebtedness of the      amount of the outstanding New Notes.
                                      Company, and (ii) dispose of stock
                                      or assets of certain banks
                                      affiliated with the Company.
                                      Compliance with such covenants may
                                      be waived by a vote of the holders
                                      of at least 66 2/3% in principal
                                      amount of the outstanding Old Notes.

CONSOLIDATION, MERGER AND ASSET
  SALES.............................  The Company, without the consent of   The Company, without the consent of
                                      the holders of the Old Notes, may,    the holders of the New Notes, may,
                                      consolidate with, merge into or       consolidate with, merge into or
                                      transfer its assets substantially as  transfer its assets substantially as
                                      an entirety to any person, provided   an entirety to any person, provided
                                      that (i) any such successor assumes   that (i) any such successor assumes
                                      the Company's obligations on the Old  the Company's obligations on the New
                                      Notes and the Old Indenture, (ii)     Notes and the New Indenture, (ii)
                                      after giving effect thereto, no       after giving effect thereto, no
                                      Default (as defined in the Old        Default (as defined in the New
                                      Indenture), shall have happened and   Indenture), shall have happened and
                                      be continuing and (iii) certain       be continuing and (iii) certain
                                      other conditions under the Old        other conditions under the New
                                      Indenture are met.                    Indenture are met.

EVENTS OF DEFAULT...................  Failure to pay principal when due;    Certain events involving the
                                      failure to pay interest for 30 days;  bankruptcy, insolvency or
                                      failure to perform, or breach of,     reorganization of the Company.
                                      any other covenant or warranty
                                      continued for 60 days following
                                      notice; and certain bankruptcy and
                                      insolvency events.

RIGHT OF ACCELERATION...............  Payment of principal of the Old       Payment of principal of the New
                                      Notes may be accelerated in the case  Notes may be accelerated only in the
                                      of an Event of Default, which         case of the bankruptcy, insolvency
                                      includes a default in the payment of  or reorganization of the Company.
                                      principal of, premium, if any or      See "Description of the New
                                      interest on the Old Notes.            Notes--Limited Rights of
                                                                            Acceleration".

LISTING.............................  None.                                 None.

                                  RISK FACTORS

    In deciding whether to participate in the Exchange Offer, each Holder should consider carefully, in addition to the other information contained in the Offering Circular, the factors listed below.

CERTAIN CONSIDERATIONS FOR TENDERING AND NON-TENDERING HOLDERS

    To the extent that Old Notes are tendered and purchased in the Exchange Offer and the number of Old Notes is decreased, the trading market for the Old Notes could become more limited. A debt security with a smaller outstanding principal amount available for trading (a "smaller float") may command a lower price than would a comparable debt security with a larger float. Therefore, the market price for the Old Notes not tendered or not purchased may be adversely affected to the extent that the principal amount of Old Notes tendered reduces the float. Depending upon, among other things, the amount of Old Notes outstanding after the Exchange Offer, the trading market for the Old Notes may be more limited which may, therefore, adversely affect the liquidity and market price of the Old Notes. Similarly, depending upon, among other things, the amount of New Notes outstanding after the Exchange Offer, the trading market for the New Notes may be limited which may, therefore, adversely affect the liquidity and market price of the New Notes.

    The trading market for the Old Notes not tendered and purchased pursuant to the Exchange Offer and the New Notes issued by the Company pursuant to the Exchange Offer will, in each case, depend upon, among other things, the principal amount outstanding after the consummation of the Exchange Offer, the number of noteholders and the interest in maintaining a market in the securities on the part of securities firms.

TERMS OF THE NEW NOTES

    The New Notes will be issued under the New Indenture. The New Indenture will contain covenants and other terms similar to those that currently apply to the Old Notes. However, the New Notes, unlike the Old Notes, do not provide covenants (i) restricting the ability of the Company to use the voting securities of its bank affiliates as security for indebtedness of the Company or
(ii) restricting certain dispositions of its principal bank affiliates.

SUBORDINATION

    The New Notes are unsecured and subordinated in right of payment to all Senior Indebtedness and General Obligations of the Company, as described under "Description of the New Notes--Subordination". The Old Notes are unsecured and subordinated in right of payment to all Senior Indebtedness. In addition, in certain events of bankruptcy or insolvency, the payment of the principal and interest on the New Notes will, to the extent provided in the New Indenture, also be effectively subordinated in right of payment to the prior payment in full of all General Obligations. The New Notes will rank pari passu with the Old Notes, subject to the obligations of the holders of the New Notes to pay over to creditors in respect of General Obligations any proceeds remaining after payment or distribution of assets to holders of Senior Indebtedness. Thus, in the event of a distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization, the holders of the New Notes may receive less, ratably, than holders of the Old Notes.

LIMITED RIGHTS OF ACCELERATION

    Payment of principal of the Old Notes may be accelerated in the case of an Event of Default, which includes a default in the payment of principal of, premium, if any, or interest on the Old Notes. Payment of principal of the New Notes may be accelerated only in case of the bankruptcy, insolvency or reorganization of the Company. There is no right of acceleration in the case of a default in the payment of principal of, premium, if any, or interest on the New Notes or the performance of any other covenant of the Company in the New Indenture.

                                  THE COMPANY

GENERAL

    The Company is a multi-bank holding company that, at September 30, 1997, operated banking offices in Arizona, Colorado, Illinois, Indiana, Kentucky, Louisiana, Ohio, Oklahoma, Texas, Utah, West Virginia and Wisconsin. The Company also owns nonbank subsidiaries that engage in credit card and merchant processing, consumer and education finance, mortgage banking, insurance, venture capital, investment and merchant banking, trust, brokerage, investment management, equipment leasing and data processing. At September 30, 1997, the Company had consolidated total assets of $113.1 billion, consolidated total deposits of $75.8 billion and consolidated total stockholders' equity of $10.1 billion. At September 30, 1997, no single affiliate bank accounted for more than 20% of the Company's consolidated total assets.

    Since its formation in 1968, the Company has acquired over 100 banking institutions. The Company continues to explore opportunities to acquire banks and nonbank companies permitted by the Bank Holding Company Act of 1956, as amended (the "BHCA"). Discussions are continually being carried on relating to such acquisitions. It is not presently known whether, or on what terms, such discussions will result in further acquisitions. Such acquisitions may be pending, from time to time, during the time that the New Notes are being offered.

    The Company is a legal entity separate and distinct from its affiliate banks and its nonbanking subsidiaries (collectively, the "affiliates"). Accordingly, the right of the Company, and thus the right of the Company's creditors and shareholders, to participate in any distribution of the assets or earnings of any affiliate is necessarily subject to the prior claims of creditors of the affiliate except to the extent that claims of the Company in its capacity as a creditor may be recognized. The principal sources of the Company's revenues are dividends and fees from its affiliates. See "--Certain Regulatory Matters--Dividend Restrictions" for a discussion of the restrictions on the affiliate banks' ability to pay dividends to the Company.

    The Company is incorporated in Ohio and has functioned as a multi-bank holding company since 1968. Its executive offices are located at 100 East Broad Street, Columbus, Ohio 43271, and its telephone number is (614) 248-5944.

CERTAIN REGULATORY MATTERS

    The following discussion sets forth certain of the material elements of the regulatory framework applicable to bank holding companies and their subsidiaries and provides certain specific information relevant to the Company. This regulatory framework is intended primarily for the protection of depositors and the federal deposit insurance funds and not for the protection of security holders. To the extent that the following information describes statutory and regulatory provisions, it is qualified in its entirety by reference to those provisions. A change in the statutes, regulations or regulatory policies applicable to the Company or its subsidiaries may have a material effect on the business of the Company.

    GENERAL. As a bank holding company, the Company is subject to regulation under the BHCA, and to inspection, examination and supervision by the Board of Governors of the Federal Reserve System (the "Federal Reserve"). Under the BHCA, bank holding companies generally may not acquire the ownership or control of more than 5% of the voting shares or substantially all the assets of any company, including a bank, without the Federal Reserve's prior approval. In addition, bank holding companies generally may engage, directly or indirectly, only in banking and such other activities as are determined by the Federal Reserve to be closely related to banking.

    Various governmental requirements, including Sections 23A and 23B of the Federal Reserve Act, limit borrowings by the Company and its nonbank subsidiaries from the Company's affiliate banks, and also limit various other transactions between the Company and its nonbank subsidiaries, on the one hand, and the Company's affiliate banks, on the other. For example, Section 23A limits to no more than 10% of its total capital the aggregate outstanding amount of any bank's loans and other "covered transactions" with any particular nonbank affiliate, and limits to no more than 20% of its total capital the aggregate outstanding amount of any bank's covered transactions with all of its nonbank affiliates. Section 23A also generally requires that a bank's loans to its nonbank affiliates be secured, and Section 23B generally requires that a bank's transactions with its nonbank affiliates be on arms' length terms.

    Most of the Company's affiliate banks are national banking associations and, as such, are subject to regulation primarily by the Office of the Comptroller of the Currency ("OCC") and, secondarily, by the Federal Deposit Insurance Corporation ("FDIC") and the Federal Reserve. The Company's state-chartered banks also are subject to regulation by the FDIC and the Federal Reserve and, in addition, by their respective state banking departments. One of the Company's affiliate banks is a federal savings bank subject to regulation by the Office of Thrift Supervision ("OTS") and the FDIC. The Company and its subsidiaries also are affected by the fiscal and monetary policies of the federal government and the Federal Reserve, and by various other governmental requirements and regulations.

    LIABILITY FOR BANK SUBSIDIARIES. The Federal Reserve has a policy to the effect that a bank holding company is expected to act as a source of financial and managerial strength to each of its subsidiary banks and to maintain resources adequate to support each such subsidiary bank. This support may be required at times when the Company may not have the resources to provide it. In addition, Section 55 of the National Bank Act permits the OCC to order the pro rata assessment of shareholders of a national bank whose capital has become impaired. If a shareholder fails within three months to pay such an assessment, the OCC can order the sale of the shareholder's stock to cover the deficiency. In the event of a bank holding company's bankruptcy, any commitment by the bank holding company to a federal bank regulatory agency to maintain the capital of a subsidiary bank would be assumed by the bankruptcy trustee and entitled to priority of payment.

    Any depository institution insured by the FDIC can be held liable for any loss incurred, or reasonably expected to be incurred, by the FDIC in connection with (i) the default of a commonly controlled FDIC-insured depository institution or (ii) any assistance provided by the FDIC to a commonly controlled FDIC-insured depository institution in danger of default. "Default" is defined generally as the appointment of a conservator or receiver and "in danger of default" is defined generally as the existence of certain conditions indicating that a "default" is likely to occur in the absence of regulatory assistance. Also, if such a default occurred with respect to a bank, any loans to the bank from its parent holding company would be subordinate in right of payment to payment of the bank's depositors and certain of its other obligations.

    CAPITAL REQUIREMENTS. The Company is subject to capital requirements and guidelines imposed by the Federal Reserve, which are substantially similar to the capital requirements and guidelines imposed by the Federal Reserve, the OCC, the FDIC and the OTS on the depository institutions within their respective jurisdictions. These capital requirements establish higher capital standards for depository institutions and bank holding companies that assume greater credit risks. For this purpose, a depository institution's or holding company's assets and certain specified off-balance sheet commitments are assigned to four risk categories, each weighted differently based on the level of credit risk that is ascribed to such assets or commitments. A depository institution's or holding company's capital, in turn, is divided into two tiers: core ("Tier 1") capital, which includes common equity, non-cumulative perpetual preferred stock and related surplus (excluding auction rate issues), and minority interests in equity accounts of consolidated subsidiaries, less goodwill, certain identifiable intangible assets and certain other assets; and supplementary ("Tier 2") capital, which includes, among other items, perpetual preferred stock not meeting the Tier 1 definition, mandatory convertible securities, subordinated debt and allowances for loan and lease losses, subject to certain limitations, less certain required deductions.

    The Company, like other bank holding companies, currently is required to maintain Tier 1 and total capital (the sum of Tier 1 and Tier 2 capital) equal to at least 4% and 8% of its total risk-weighted assets, respectively. At September 30, 1997, the Company met both requirements, with Tier 1 and total capital equal to 8.42% and 13.07% of its total risk-weighted assets, respectively.

    The Federal Reserve also requires bank holding companies to maintain a minimum "leverage ratio" (Tier 1 capital to adjusted total assets) of 3%, if the holding company has the highest regulatory rating and meets certain other requirements, or of 3% plus an additional cushion of at least 100 to 200 basis points if the holding company does not meet these requirements. At September 30, 1997, the Company's leverage ratio was 7.61%.

    The Federal Reserve may set capital requirements higher than the minimums noted above for holding companies whose circumstances warrant it. For example, holding companies experiencing or anticipating significant growth may be expected to maintain capital ratios including tangible capital positions well above the minimum levels. The Federal Reserve has not, however, imposed any such special capital requirement on the Company.

    The Federal Deposit Insurance Corporation Improvement Act of 1991 ("FDICIA"), among other things, identifies five capital categories for insured depository institutions (well capitalized, adequately capitalized, undercapitalized, significantly undercapitalized and critically undercapitalized) and requires the respective Federal regulatory agencies to implement systems for "prompt corrective action' for insured depository institutions that do not meet minimum capital requirements within, such categories. FDICIA imposes progressively more restrictive constraints on operations, management and capital distributions, depending on the category in which an institution is classified. Failure to meet the capital guidelines could also subject a depository institution to capital raising requirements. An "undercapitalized" depository institution must develop a capital restoration plan and its parent holding company must guarantee that bank's compliance with the plan. The liability of the parent holding company under any such guarantee is limited to the lesser of 5% of the depository institution's assets at the time it became "undercapitalized" or the amount needed to comply with the plan. Furthermore, in the event of the bankruptcy of the parent holding company, such guarantee would take priority over the parent's general unsecured creditors. In addition, FDICIA requires the various regulatory agencies to prescribe certain non-capital standards for safety and soundness relating generally to operations and management, asset quality and executive compensation and permits regulator action against a financial institution that does not meet such standards.

    The Federal Reserve, the FDIC, the OCC and the OTS have adopted rules to incorporate market and interest rate risk components into their risk-based capital standards.

    DIVIDEND RESTRICTIONS. Various federal and state statutory provisions limit the amount of dividends the Company's affiliate banks can pay to the Company without regulatory approval. The approval of the appropriate bank regulator is required for any dividend by a national bank or by a state-chartered bank that is a member of the Federal Reserve System (a "state member bank") if the total of all dividends declared by the bank in any calendar year would exceed the total of its net profits, as defined by regulatory agencies, for such year combined with its retained net profits for the preceding two years. In addition, a national bank or a state member bank may not pay a dividend in an amount greater than its net profits then on hand. At September 30, 1997, $1.0 billion of the total stockholders' equity of the affiliate banks was available for payment of dividends to the Company without approval by the applicable regulatory authority.

    In addition, federal bank regulatory authorities have authority to prohibit the Company's affiliate banks from engaging in an unsafe or unsound practice in conducting their business. The payment of dividends, depending upon the financial condition of the bank in question, could be deemed to constitute such an unsafe or unsound practice. The ability of the Company's affiliate banks to pay dividends in the future is presently, and could be further, influenced by bank regulatory policies and capital guidelines.

    DEPOSIT INSURANCE ASSESSMENTS. The deposits of each of the Company's affiliate banks are insured up to regulatory limits by the FDIC and, accordingly, are subject to deposit insurance assessments to maintain the Bank Insurance Fund ("BIF") and Savings Association Insurance Fund ("SAIF") administered by the

FDIC. The FDIC has adopted regulations establishing a permanent risk-related deposit insurance assessment system. Under this system, the FDIC places each insured bank in one of nine risk categories based on (a) the bank's capitalization and (b) supervisory evaluations provided to the FDIC by the institution's primary federal regulator. Each insured bank's insurance assessment rate is then determined by the risk category in which it is classified by the FDIC.

    Effective January 1, 1997, the annual insurance premiums on bank deposits insured by the BIF and SAIF vary between $0.00 per $100 of deposits for banks classified in the highest capital and supervisory evaluation categories to $0.27 per $100 of deposits for banks classified in the lowest capital and supervisory evaluation categories.

    The Deposit Insurance Funds Act of 1996 ("DIFA") provides for assessments to be imposed on insured depository institutions with respect to deposits insured by the BIF and the SAIF (in addition to assessments currently imposed on depository institutions with respect to BIF- and SAIF-insured deposits) to pay for the cost of Financing Corporation ("FICO") funding. The FDIC established the FICO assessment rates effective January 1, 1997 at $0.013 per $100 annually for BIF-assessable deposits and $0.0648 per $100 annually for SAIF-assessable deposits. The FICO assessments do not vary depending upon a depository institution's capitalization or supervisory evaluations. The Company's affiliate banks held approximately $5.8 billion of SAIF-assessable deposits as of September 30, 1997.

    DEPOSITOR PREFERENCE STATUTE. Federal legislation has been enacted providing that deposits and certain claims for administrative expenses and employee compensation against an insured depository institution would be afforded a priority over other general unsecured claims against such institution, including federal funds and letters of credit, in the "liquidation or other resolution" of the institution by any receiver.

    BROKERED DEPOSITS. Under FDIC regulations, no FDIC-insured depository institution can accept brokered deposits unless it (a) is well capitalized, or
(b) is adequately capitalized and receives a waiver from the FDIC. In addition, these regulations prohibit any depository institution that is not well capitalized from (i) paying an interest rate on deposits in excess of 75 basis points over certain prevailing market rates or (ii) offering "pass through" deposit insurance on certain employee benefit plan accounts unless it provides certain notice to affected depositors.

    INTERSTATE BANKING. Under the Riegle-Neal Interstate Banking and Branching Efficiency Act of 1994 ("Riegle-Neal"), subject to certain concentration limits,
(a) bank holding companies such as the Company are permitted, beginning September 29, 1995, to acquire banks and bank holding companies located in any state; (b) any bank that is a subsidiary of a bank holding company is permitted, again beginning September 29, 1995, to receive deposits, renew time deposits, close loans, service loans and receive loan payments as an agent for any other bank subsidiary of that holding company; and (c) banks are permitted, beginning June 1, 1997, to acquire branch offices outside their home states by merging with out-of-state banks, purchasing branches in other states, and establishing de novo branch offices in other states; provided that, in the case of any such purchase or opening of individual branches, the host state has adopted legislation "opting in" to those provisions of Riegle-Neal; and provided that, in the case of a merger with a bank located in another state, the host state has not adopted legislation "opting out" of that provision of Riegle-Neal. The Company might use Riegle-Neal to acquire banks in additional states and to consolidate its affiliate banks under a smaller number of separate charters.

                               THE EXCHANGE OFFER

PURPOSE OF THE EXCHANGE OFFER

    The purpose of the Exchange Offer is to take advantage of currently available interest rates by exchanging a portion of the Company's long-term debt portfolio upon terms which the Company believes are more beneficial to it. The Company intends to accomplish this objective by extending the overall maturity of a portion of its long-term debt portfolio.

TERMS OF THE EXCHANGE OFFER

    Upon the terms and subject to the conditions set forth in this Offering Circular and the accompanying Letter of Transmittal, the Company is offering to exchange $1,000 principal amount of the New Notes for each $1,000 principal amount of the Old Notes properly tendered for Exchange.

    The New Notes will have the same interest rate as the Old Notes until March 1, 2009, and, thereafter, the interest rate on the New Notes will be as provided herein. For the Old Notes, a Reference Price of the Old Notes will be determined using a specified fixed spread pricing formula. The Reference Price of the Old Notes will be based on the Reference Yield of the Old Notes to the maturity date of the Old Notes equal to (i) the 10 Year Benchmark Treasury Yield plus (ii) the 2009 Fixed Spread. For the New Notes, an Extension Coupon will be determined for the period from, and including, March 1, 2009 to but not including the maturity date, March 1, 2019. The Extension Coupon (expressed as a percentage with two decimal places) will be such that the Reference Price of the New Notes will be at least $15.00 or greater than the Reference Price of the Old Notes per $1,000 principal amount of the Old Notes. The Reference Price of the New Notes will be based on, among other things, the Reference Yield of the New Notes to the maturity date of the New Notes equal to (i) the 30 Year Benchmark Treasury Yield plus (ii) the 2019 Fixed Spread. For each $1,000 principal amount of Old Notes exchanged in the Exchange Offer, the Holder thereof will receive $1,000 principal amount of New Notes. The Extension Coupon and reference prices will be determined based on the 10 Year Benchmark Treasury Yield and the 30 Year Benchmark Treasury Yield as of the Price Determination Date.

SUMMARY OF TERMS

    The following is a summary of certain defined terms used in describing the Exchange Offer:

    10 YEAR BENCHMARK TREASURY SECURITY: means the 5 1/2% U.S. Treasury Note due February 15, 2008.

    10 YEAR BENCHMARK TREASURY YIELD: means, on the Price Determination Date, the yield on the 10 Year Benchmark Treasury Security (expressed as a percentage with two decimal points).

    2009 FIXED SPREAD: means 0.88% (88 basis points).

    2019 FIXED SPREAD: means 1.00% (100 basis points).

    30 YEAR BENCHMARK TREASURY SECURITY: means the 6 3/8% U.S. Treasury Note due August 15, 2027.

    30 YEAR BENCHMARK TREASURY YIELD: means, on the Price Determination Date, the yield on the 30 Year Benchmark Treasury Security (expressed as a percentage with two decimal points).

    ADJUSTED REFERENCE PRICE OF THE NEW NOTES: as used in Schedule E, means the Reference Price of the Old Notes.

    EXPIRATION DATE: means 5:00 p.m., New York City time, on Wednesday, March 18, 1998, unless the Exchange Offer is extended.

    EXCHANGE DATE: means the date five business days following the Expiration Date on which New Notes will be delivered pursuant to the Exchange Offer. If the Expiration Date is Wednesday, March 18, 1998, it is expected that the Exchange Date will be Wednesday, March 25, 1998, unless the Expiration Date is extended.

    EXTENSION COUPON: means, for the New Notes, the per annum interest rate (expressed as a percentage with two decimal places) paid on such New Notes from the period March 1, 2009 to the maturity date, March 1, 2019. The Extension Coupon will be set such that for any 10 Year Benchmark Treasury Yield and 30 Year Benchmark Treasury Yield, on the Price Determination Date, the differential in reference prices between the New Notes and the Old Notes will be at least $15.00 or greater per $1,000 principal amount of the Old Notes.

    PRICE DETERMINATION DATE: means 2:00 p.m., New York City time, on the second business day prior to the Expiration Date.

    REFERENCE PRICE OF THE OLD NOTES: means the price per $1,000 principal amount of the Old Notes, determined in accordance with standard market practice as described in Schedule A.

    REFERENCE PRICE OF THE NEW NOTES: means the price per $1,000 principal amount of the New Notes, determined in accordance with standard market practice as described in Schedule C.

    REFERENCE YIELD OF THE OLD NOTES: means, at the Price Determination Date, the sum of the 10 Year Benchmark Treasury Yield and the 2009 Fixed Spread.

    REFERENCE YIELD OF THE NEW NOTES: means, at the Price Determination Date, the sum of the 30 Year Benchmark Treasury Yield and the 2019 Fixed Spread.

    TREASURY ADJUSTED SPREAD DIFFERENTIAL: as used in Schedule E and Table F-4, means the Yield to Maturity of the New Notes less the Reference Yield of the Old Notes and the Treasury Yield Differential.

    TREASURY YIELD DIFFERENTIAL: as used in Schedule E, means the 30 Year Benchmark Treasury Yield less the 10 Year Benchmark Treasury Yield.

    YIELD TO MATURITY OF THE NEW NOTES: as used in Schedule E, means the yield of the New Notes based on the Adjusted Reference Price of the New Notes and the Extension Coupon.

    ILLUSTRATIVE EXAMPLE AND FORMULAS. A hypothetical illustration of the Treasury Adjusted Spread Differential is set forth in Schedule E attached hereto and is to be used solely for the purpose of obtaining an understanding of the calculation of the Treasury Adjusted Spread Differential based on a hypothetical 10 Year Benchmark Treasury Yield, Reference Price of the Old Notes, 30 Year Benchmark Treasury Yield and Extension Coupon and should not be used or relied upon for any other purpose. A series of tables illustrating the formulas to be used to determine the reference prices, reference yields, the benchmark treasury yields, the Extension Coupon and the Treasury Adjusted Spread Differential is set forth in Schedule F attached hereto.

CALCULATIONS; INFORMATION

    The Reference Price of the Old Notes will be determined in the manner described in Schedule A by calculating, per $1,000 principal amount of such Old Notes, the present value, using the Reference Yield of the Old Notes, of (i) the principal amount payable on the maturity date of the Old Notes plus (ii) all remaining payments of interest up to and including the maturity date of the Old Notes. The Reference Price of the Old Notes will be rounded to the nearest cent per $1,000 principal amount of Old Notes. The methodology to be used in calculating the Reference Price of the Old Notes is set forth in Schedule A attached hereto. An example of the application of such methodology is provided for the Old Notes in Schedule B attached hereto. The Reference Yield of the Old Notes will be determined by calculating the sum of (a) the 10 Year Benchmark Treasury Yield and (b) the 2009 Fixed Spread. The reference price calculation will be made using the 10 Year Benchmark Treasury Yield as of the Price Determination Date.

    For the New Notes, a per annum interest rate, I.E., the Extension Coupon, will be determined for the period from, and including March 1, 2009 to but not inlcuding the maturity date of the New Notes, March 1, 2019. The Extension Coupon, expressed as a percentage with two decimal places, will be such that the Reference Price of the New Notes will be at least $15.00 or greater than the Reference Price of the Old Notes per $1,000 principal amount of the Old Notes. The Reference Price of the New Notes will be determined in the manner described in Schedule C hereto by calculating, per $1,000 principal amount of New Notes, the present value, using the Reference Yield of the New Notes, of (i) the principal amount payable on the maturity date of the New Notes plus (ii) all remaining payments of interest up to and including the maturity date of the New Notes. The Reference Price of the New Notes will be rounded to the nearest cent per $1,000 principal amount of New Notes. The methodology to be used in calculating the Reference Price of the New Notes is set forth in Schedule C attached hereto. An example of the application of such methodology is provided for the New Notes in Schedule D attached hereto. The Reference Yield of the New Notes will be determined by calculating the sum of (a) the 30 Year Benchmark Treasury Yield and (b) the 2019 Fixed Spread. The reference price calculation will be made using the 30 Year Benchmark Treasury Yield as of the Price Determination Date.

    The 10 Year Benchmark Treasury Yield and the 30 Year Benchmark Treasury Yield will be calculated by the Financial Advisor in accordance with standard market practice based on the bid side price for the 10 Year Benchmark Treasury Security and the 30 Year Benchmark Treasury Security as of the Price Determination Date, as such bid side price is displayed on the Cantor Fitzgerald Quotation Service for U.S. Government Securities (the "Cantor Fitzgerald Quotation Service") on Telerate page 500. If any relevant price is not available on a timely basis on the Cantor Fitzgerald Quotation Service or is manifestly erroneous, the relevant price information may be obtained from such other quotation service as the Company and the Financial Advisor shall select in their reasonable discretion, the identity of which shall be disclosed by the Company and the Financial Advisor to exchanging Holders. Although the 10 Year Benchmark Treasury Yield and the 30 Year Benchmark Treasury Yield will be determined based solely on the sources described above, information regarding the price of the 10 Year Benchmark Treasury Security and the 30 Year Benchmark Treasury Security also may be found in THE WALL STREET JOURNAL.

    After the Price Determination Date, the Extension Coupon that will be received by a Holder pursuant to the Exchange Offer will be known and Holders will be able to ascertain the Reference Price of the Old Notes and the Reference Price of the New Notes in the manner described above, unless the Exchange Offer is extended for a period longer than three business days. In the event the Exchange Offer is extended for a period longer than three business days from the previously scheduled Expiration Date, then a new Price Determination Date, which would be two business days prior to the new Expiration Date, may be established. If the extension is for three business days or less, no new Price Determination Date will be established and the Extension Coupon will remain as determined on the Price Determination Date prior to the extension of the Exchange Offer.

    As soon as practicable after the Price Determination Date, but in any event before 9:00 a.m., New York City time, on the following business day, the Company will publicly announce by press release to the Dow Jones News Service: the 10 Year Benchmark Treasury Yield, the 30 Year Benchmark Treasury Yield, the Reference Yield of the Old Notes, the Reference Price of the Old Notes, the Reference Yield of the New Notes, the Reference Price of the New Notes and the Extension Coupon.

    During the term of the Exchange Offer, Holders of the Old Notes can obtain current information regarding the benchmark treasury yields, reference yields, reference prices and other information regarding the terms of the Exchange Offer from the Financial Advisor at (212) 469-7645. In addition, the Company intends to publish information about the Exchange Offer, including the information described in the preceding paragraph when available, on the MCM "CorporateWatch" Service on Telerate page 58248.

    In the event any dispute arises with respect to any benchmark treasury yields, reference yields, reference prices, the Extension Coupon or any quotation or calculation with respect to the Exchange Offer, the Company's determination shall be conclusive and binding absent manifest error.

EXPIRATION DATE; EXTENSIONS; TERMINATION; AMENDMENTS

    The Exchange Offer will expire at 5:00 p.m., New York City time, on Wednesday, March 18, 1998, unless extended by the Company as provided herein. In the event that the Exchange Offer is extended, the term "Expiration Date" with respect to such extended Exchange Offer shall mean the time and date on which the Exchange Offer, as so extended, shall expire.

    The Company expressly reserves the right, in its sole discretion, subject to applicable law, to (i) extend or terminate the Exchange Offer and not accept for exchange any tendered Old Notes if any of the conditions specified in "--Conditions to the Exchange Offer" are not satisfied or waived, (ii) waive any condition to the Exchange Offer and accept all Old Notes tendered pursuant to the Exchange Offer, (iii) extend the Exchange Offer and retain all the Old Notes tendered pursuant to the Exchange Offer until the expiration of the Exchange Offer, subject, however, to the withdrawal rights of Holders as provided in, "--Withdrawal Rights", (iv) amend the terms of the Exchange Offer and (v) modify the form of the consideration to be paid pursuant to the Exchange Offer.

    Any extension, termination or amendment will be followed as promptly as practicable by a public announcement and notification to the Exchange Agent. In the case of any extension, a public announcement will be issued prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date. Without limiting the manner in which the Company may choose to make any public announcement, the Company shall have no obligation to publish, advertise or otherwise communicate any such public announcement other than by release to the Dow Jones News Service or otherwise as required by law. In the event of any extension of the Exchange Offer, all Old Notes tendered pursuant to the Exchange Offer and not subsequently withdrawn, will remain subject to, and Holders will continue to have withdrawal rights until the expiration of, the Exchange Offer.

EFFECT OF TENDER

    A tendering Holder of Old Notes that are exchanged in the Exchange Offer will not be obligated to pay transfer taxes or any fees or commissions with respect to the acquisition of their Old Notes by the Company pursuant to the Exchange Offer. See "--Transfer Taxes". However, if the beneficial owner tenders through a Custodian, such beneficial owner may be required to pay fees or commissions to such institution.

ACCEPTANCE OF OLD NOTES TENDERED FOR EXCHANGE; DELIVERY OF NEW NOTES

    Upon the terms and subject to the conditions of the Exchange Offer, the Company will exchange Old Notes by accepting such Old Notes for exchange and in consideration therefor will issue a like principal amount of New Notes. New Notes will be delivered on the Exchange Date. The Exchange Agent will act as agent for the tendering Holders for the purpose of receiving Old Notes and delivering New Notes to such Holders. In all cases, Old Notes will be accepted for exchange pursuant to the Exchange Offer only after timely receipt by the Exchange Agent of certificates representing Old Notes (or confirmation of a book-entry transfer), a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof or satisfaction of DTC's ATOP procedures) and any other documents required thereby.

    New Notes will be delivered only in book-entry form through DTC and only to the DTC account of the tendering Holder or the tendering Holder's Custodian. Accordingly, a Holder who tenders Old Notes must specify on the Letter of Transmittal the DTC participant to which New Notes should be delivered and all necessary account information to effect such delivery. Failure to provide such information will render such Holder's tender defective and the Company will have the right, which it may waive, to reject such tender. The Company and the Exchange Agent shall not incur any liability for delivering New Notes in accordance with any instructions provided by a tendering Holder.

    The Company will be deemed to have accepted for exchange (and thereby to have purchased) tendered Old Notes as, if and when the Company gives oral (promptly confirmed in writing) or written notice to the Exchange Agent of the Company's acceptance of such Old Notes for exchange. Old Notes accepted for exchange by the Company will be canceled.

    If Old Notes in a principal amount in excess of the principal amount indicated as being tendered on the Letter of Transmittal are submitted, an Old
Note in principal amount equal to the excess principal amount over the amount indicated as tendered in the Letter of Transmittal will be issued to the tendering Holder, at the Company's expense, in the same form in which such security was tendered, as promptly as practicable following the expiration or termination of the Exchange Offer. If any tendered Old Notes are not accepted for exchange because of an invalid tender, the occurrence of certain other events set forth herein or otherwise, such Old Notes will be returned, at the Company's expense, to the tendering Holder thereof, as promptly as practicable following the expiration or termination of the Exchange Offer.

PROCEDURES FOR TENDERING OLD NOTES

    MINIMUM DENOMINATIONS. A Holder may tender less than all Old Notes held by such Holder. However, Old Notes may be tendered only in denominations of $1,000 or an integral multiple thereof.

    TENDER OF OLD NOTES HELD IN PHYSICAL FORM. To tender Old Notes held in physical form, a Holder must (i) complete (including the required information regarding delivery of New Notes through DTC) and sign the Letter of Transmittal in accordance with the instructions set forth therein and (ii) deliver the properly completed and executed Letter of Transmittal, together with any other documents required by the Letter of Transmittal, and the Old Notes in physical form to the Exchange Agent at the address set forth under "Available Information" prior to the Expiration Date.

    TENDER OF OLD NOTES HELD THROUGH A CUSTODIAN. To tender Old Notes held by a Custodian, the beneficial owner of the Old Notes must contact the Custodian and direct the Custodian to tender such Old Notes in accordance with the procedures set forth herein and in the Letter of Transmittal.

    The Exchange Agent and DTC have confirmed that the Exchange Offer is eligible for ATOP. Accordingly, DTC participants may electronically transmit their acceptance of the Exchange Offer by causing DTC to transfer Old Notes to the Exchange Agent in accordance with DTC's ATOP procedures for such a transfer. DTC will then send an Agent's Message to the Exchange Agent.

    The term "Agent's Message" means a message transmitted by DTC, received by the Exchange Agent and forming part of a Book-Entry Confirmation (as defined herein), which states that DTC has received an express acknowledgment from the DTC participant tendering Old Notes which are the subject of such Book-Entry Confirmation, that such DTC participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Company may enforce such agreement against such DTC participant. In the case of an Agent's Message relating to a guaranteed delivery, the term means a message transmitted by DTC and received by the Exchange Agent, which states that DTC has received an express acknowledgment from the DTC participant tendering Old Notes that such DTC participant has received and agrees to be bound by the Notice of Guaranteed Delivery (as described below). Holders desiring to tender Old Notes on the Expiration Date should note that such Holders must allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC on that date.

    If the Custodian holds Old Notes in physical form, the Custodian must follow the procedure set forth above under "--Procedures for Tendering Old Notes--Tender of Old Notes Held In Physical Form".

    If the Custodian holds Old Notes in book-entry form through DTC (the "Book-Entry Transfer Facility"), to tender such Old Notes the Custodian must (i) effect a book-entry transfer (a "Book-Entry Confirmation") of all Old Notes to be tendered to the Exchange Agent's account at such Book-Entry Transfer Facility prior to the Expiration Date or (ii) complete (including the required information regarding delivery of New Notes through DTC) and sign the Letter of Transmittal in accordance with the instructions set forth therein and deliver the properly completed and executed Letter of Transmittal, together with any other documents required by the Letter of Transmittal, to the Exchange Agent at the address set forth under "Available Information" prior to the Expiration Date.

    BOOK-ENTRY DELIVERY PROCEDURES. The Exchange Agent will establish promptly an account with respect to the Old Notes at the Book-Entry Transfer Facility for purposes of the Exchange Offer. Any financial institution that is a participant in the Book-Entry Transfer Facility may make a book-entry delivery of Old Notes by causing the Book-Entry Transfer Facility to transfer Old Notes to the Exchange Agent's account. DELIVERY OF A LETTER OF TRANSMITTAL TO A BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERY TO THE EXCHANGE AGENT.

    Any Holder whose Old Notes have been mutilated, lost, stolen or destroyed will be responsible for obtaining replacement securities or for arranging for indemnification with Chase Manhattan Bank Delaware, as Trustee for the Old Notes. Holders may contact the Information Agent for assistance with such matters.

    IN ORDER FOR A TENDERING HOLDER TO BE ASSURED OF PARTICIPATING IN THE EXCHANGE OFFER, SUCH HOLDER MUST TENDER OLD NOTES IN ACCORDANCE WITH THE PROCEDURES SET FORTH HEREIN AND IN THE LETTER OF TRANSMITTAL PRIOR TO THE EXPIRATION DATE. THE METHOD OF DELIVERY OF OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE HOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED AND ENOUGH TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    Letters of Transmittal and Old Notes must be sent only to the Exchange Agent. Do not send Letters of Transmittal or Old Notes to the Company, the Old Trustee, the New Trustee, the Information Agent or the Financial Advisor.

GUARANTEED DELIVERY PROCEDURES

    If a Holder of Old Notes wishes to tender such Old Notes and time will not permit such Holder's Old Notes or other required documents to reach the Exchange Agent prior to the Expiration Date, or the procedure for book-entry transfer cannot be completed on a timely basis, a tender may be effected if (i) the tender is made through an Eligible Institution (as such term is defined in the Letter of Transmittal), (ii) on or prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail, hand delivery or by Agent's Message), setting forth the name and address of the Holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof or Agent's Message in lieu thereof) with any required signature guarantees and any other documents required by the Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees, and any other documents required by the Letter of Transmittal are deposited by the Eligible Institution within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

PROPER EXECUTION AND DELIVERY OF LETTER OF TRANSMITTAL

    In general, all signatures on a Letter of Transmittal or a notice of withdrawal must be guaranteed by an Eligible Institution; however, such signatures need not be guaranteed if (a) the Letter of Transmittal is signed by the Holder of the Old Note tendered thereby or by a participant in a Book-Entry Transfer

Facility whose name appears on a security position listing as the Holder of the Old Note tendered thereby and such Holder has not completed the portion entitled "Special Delivery Instructions" on the Letter of Transmittal, or (b) such Old Note tendered is for the account of an Eligible Institution.

    If the Letter of Transmittal is signed by the Holder of the Old Note tendered thereby or a participant in a Book-Entry Transfer Facility whose name appears on a security position listing with respect to the Old Note tendered thereby, the signature must correspond with the name as written on the face of the Old Note or on the security position listing, respectively, without any change whatsoever. If any of the Old Notes tendered thereby are held by two or more holders, all such Holders must sign the Letter of Transmittal. If any of the Old Notes tendered thereby are registered in different names on different Old Notes, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.

    If the Letter of Transmittal is signed by a person other than the Holder of the Old Note tendered thereby or a participant in a Book-Entry Transfer Facility whose name appears on a security position listing with respect to the Old Note tendered thereby, the Old Note must be endorsed or accompanied by appropriate instruments of transfer, in either case, signed exactly as the name of the Holder appears on the face of the Old Note or on the security position listing with respect thereto. If the Letter of Transmittal or any Old Note, proxy or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must so indicate when signing, and proper evidence satisfactory to the Exchange Agent of the authority of such person so to act must be submitted.

    New Notes will be delivered only in book-entry form through DTC and only to the DTC account of the Holder or the Holder's Custodian. If Old Notes not tendered or not exchanged are to be delivered to a person other than the Holder of the Old Notes tendered, or to an address other than that of the Holder of the Old Notes tendered, such Holder should indicate in the portion of the Letter of Transmittal entitled "Special Delivery Instructions" the person and/or address to which such Old Notes are to be delivered. If Old Notes not tendered or not exchanged are to be issued to a person other than the Holder of the Old Notes tendered, the employer identification or social security number of the person to whom issuance is to be made must be indicated on the Letter of Transmittal. If Old Notes not tendered or not exchanged are to be issued to a person other than the Holder of the Old Notes tendered, the Old Notes must be endorsed or accompanied by appropriate instruments of transfer, signed exactly as the name of the Holder appears on the face of the Old Notes or the security position listing with respect thereto, with the signature on the certificates or instruments of transfer guaranteed by an Eligible Institution. If no such instructions are given, any Old Notes not tendered or exchanged will be delivered to the Holder of the Old Notes tendered.

    Because New Notes will be delivered only in book-entry form through DTC, a Holder who tenders Old Notes must specify on the Letter of Transmittal the DTC participant to which New Notes should be delivered and all necessary account information to effect such delivery. Such DTC participant must be either the Holder or a Custodian for the Holder. Failure to provide such information will render such Holder's tender defective and the Company will have the right, which it may waive, to reject such tender. Holders who anticipate tendering other than through DTC are urged to contact promptly a Custodian (that has the capability to hold securities through DTC) to arrange for receipt of any New Note to be delivered pursuant to the Exchange Offer and to obtain the information necessary to complete the account information table in the Letter of Transmittal.

    No alternative, conditional, irregular or contingent tenders will be accepted. By executing the Letter of Transmittal, the Holder of Old Notes waives any right to receive any notice of the acceptance for exchange of such Holder's Old Notes, except as otherwise provided herein.

    All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tendered Old Notes will be determined by the Company, whose determination shall be conclusive and binding. The Company reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of which may be, in the opinion of counsel for the Company, unlawful. The Company also reserves the absolute right to waive any condition of the Exchange Offer as set forth under "--Conditions to the Exchange Offer" and any irregularities or conditions of tender as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in the Letters of Transmittal) shall be conclusive and binding.

    Unless waived, any irregularities in connection with tenders must be cured within such time as the Company may determine. The Company, the Exchange Agent and the Information Agent shall not be under any duty to give notification of defects in such tenders and shall not incur liability for any failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the Exchange Agent to the Holder, unless otherwise provided in the Letter of Transmittal, as soon as practicable following the Expiration Date.

CONDITIONS TO THE EXCHANGE OFFER

    Notwithstanding any other provisions of the Exchange Offer or any extension of the Exchange Offer, the Company will not be required to issue New Notes and may terminate the Exchange Offer by oral (promptly confirmed in writing) or written notice to the Exchange Agent, or, at its option, modify or otherwise amend the Exchange Offer with respect to such Old Notes, if any of the following conditions has not been satisfied, on or prior to the Expiration Date:

(a) there shall not have been any action taken or threatened, or any statute, rule, regulation, judgment, order, stay, decree or injunction promulgated, enacted, entered, enforced or deemed applicable to the Exchange Offer or the exchange of Old Notes for New Notes pursuant to the Exchange Offer (the "Exchange"), by or before any court or governmental regulatory or administrative agency or authority or tribunal, domestic or foreign, which
    (i) challenges the making of the Exchange Offer or the Exchange, or might, directly or indirectly, prohibit, prevent, restrict or delay consummation of the Exchange Offer or the Exchange, or might otherwise adversely affect in any material manner the Exchange Offer or the Exchange or (ii) in the sole judgment of the Company, could materially adversely affect the business, condition (financial or otherwise), income, operations, properties, assets, liabilities or prospects of the Company and its subsidiaries, taken as a whole, or materially impair the contemplated benefits of the Exchange Offer or the Exchange to the Company or might be material to Holders of Old Notes in deciding whether to accept the Exchange Offer;

(b) there shall not have occurred or be likely to occur any event affecting the business condition (financial or otherwise), income, operations, properties, assets, liabilities or prospects of the Company that, in the sole judgment of the Company, would or might prohibit, prevent, restrict or delay consummation of the Exchange Offer or the Exchange or that will, or is reasonably likely to, materially impair the contemplated benefits of the Exchange Offer or the Exchange to the Company or might be material to Holders of Old Notes in deciding whether to accept the Exchange Offer;

(c) there shall not have occurred (i) any general suspension of or limitation on trading in securities on the NYSE or in the over-the-counter market (whether or not mandatory), (ii) any material adverse change in the price of the Old Notes, (iii) a material impairment in the general trading market for debt securities, (iv) a declaration of a banking moratorium or any suspension of payments in respect of banks by federal or state authorities in the United States (whether or not mandatory), (v) a commencement or escalation of a war, armed hostilities or other national or international crisis directly or indirectly relating to the United States, (vi) any limitation (whether or not mandatory) by any governmental authority on, or other event having a reasonable likelihood of affecting, the extension of credit by banks or other lending institutions in the United States, or (vii) any material adverse change in United States securities or financial markets generally, or in the case of any of the foregoing existing at the time of the commencement of the Exchange Offer, a material acceleration or worsening thereof; and

(d) the Old Trustee or the New Trustee shall not have objected in any respect to, or taken any action that could in the sole judgment of the Company adversely affect the consummation of, the Exchange Offer or the Exchange nor shall the Old Trustee or the New Trustee have taken any action that challenges the validity or effectiveness of the procedures used by the Company in making the Exchange Offer or the Exchange.

    If any of the foregoing conditions are not satisfied, the Company may (i) terminate the Exchange Offer and return such Old Notes to the Holders who tendered them, (ii) extend the Exchange Offer and retain all tendered Old Notes until the expiration of the Exchange Offer, as extended, subject, however, to the withdrawal rights of Holders, see "--Withdrawal Rights" and "--Expiration Date; Extensions; Termination; Amendments", or (iii) waive any of the conditions with respect to the Exchange Offer and accept all Old Notes tendered therein.

    The foregoing conditions are for the sole benefit of the Company and may be waived by the Company, in whole or in part, in its sole discretion. Any determination made by the Company concerning an event, development or circumstance described or referred to above shall be conclusive and binding.

WITHDRAWAL RIGHTS

    Tendered Old Notes may be withdrawn by the Holder prior to the Expiration Date.

    A Holder of Old Notes who tendered Old Notes in physical form may withdraw the Old Notes tendered by providing a written notice of withdrawal (or manually signed facsimile thereof) to the Exchange Agent, at its address set forth under "Available Information", prior to the Expiration Date, which notice must contain: (i) the name of the person who tendered the Old Notes; (ii) a description of the Old Notes to be withdrawn; (iii) the certificate number or numbers shown on the particular certificate or certificates evidencing such Old Notes; (iv) the aggregate principal amount represented by such Old Notes; (v) the signature of the Holder of such Old Notes executed in the same manner as the original signature on the Letter of Transmittal (including a signature guarantee, if such original signature was guaranteed); and (vi) if such Old Notes are owned by a new beneficial owner, evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Old Notes.

    If a beneficial owner of Old Notes tendered through a Custodian wishes to withdraw the Old Notes tendered, such beneficial owner must contact the Custodian and direct the Custodian to withdraw such Old Notes in accordance with the following procedures. In order to withdraw such Old Notes the Custodian must provide a written notice of withdrawal (or manually signed facsimile thereof) to the Exchange Agent, at its address set forth under "Available Information", prior to the Expiration Date, which notice must contain: (i) the name of the person who tendered the Old Notes; (ii) a description of the Old Notes to be withdrawn; (iii) the certificate number or numbers shown on the particular certificate or certificates evidencing such Old Notes (if Old Notes were tendered in physical form); (iv) the aggregate principal amount represented by such Old Notes; and (v) if such Old Notes are owned by a new beneficial owner, evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Old Notes. If the Old Notes were tendered by book-entry transfer, the Custodian also must debit the Exchange Agent's account at the Book-Entry Transfer Facility through which the tender was made of all Old Notes to be withdrawn.

    A PURPORTED NOTICE OF WITHDRAWAL WHICH LACKS ANY OF THE REQUIRED INFORMATION WILL NOT BE AN EFFECTIVE WITHDRAWAL OF A TENDER PREVIOUSLY MADE. TENDERS MAY NOT BE WITHDRAWN AFTER THE EXPIRATION DATE.

    Holders who have tendered in the Exchange Offer will continue to have withdrawal rights following any extension of the Expiration Date. Any permitted withdrawals of tenders of Old Notes may not be rescinded, and any Old Notes so withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer and the Holder thereof will be deemed to have rejected the Exchange Offer. However, withdrawn Old Notes may be re-tendered prior to the Expiration Date by following the procedures for tendering described above.

    All questions as to the validity (including time of receipt) of notices of withdrawal will be determined by the Company, whose determination will be conclusive and binding. None of the Company, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification.

FUTURE OFFERS

    The Company reserves the right, in its sole discretion, to purchase or make offers for any Old Notes that remain outstanding subsequent to the completion of the Exchange Offer. The terms of any such purchase or offer could differ from the terms of the Exchange Offer.

TRANSFER TAXES

    The Company will pay all transfer taxes, if any, applicable to the transfer and sale of Old Notes pursuant to the Exchange Offer. If, however, substitute Old Notes for amounts not tendered or not exchanged are to be delivered to, or are to be registered in the name of, any person other than the Holder of Old Notes tendered, or if tendered Old Notes are registered in the name of any person other than the person signing the Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer or sale of Old Notes to the Company pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the Holder or any other persons) shall be payable by the Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the appropriate Letter of Transmittal, the amount of such transfer taxes will be billed directly to such Holder and/or withheld from any payments due with respect to the Old Notes tendered by such Holder.

FINANCIAL ADVISOR

    The Company has engaged Deutsche Morgan Grenfell Inc. to act as Financial Advisor in connection with the Exchange Offer. Any Holder who has questions concerning the terms of the Exchange Offer or who would like current information regarding the benchmark treasury yields, the reference yields, the reference prices or the Extension Coupon may contact the Financial Advisor at (212) 469-7645 or at the address set forth under "Available Information".

    The Company has agreed to pay the Financial Advisor a financial advisory fee for its services and to reimburse the Financial Advisor for its reasonable out-of-pocket expenses, including reasonable fees and expenses of legal counsel, and the Company has agreed to indemnify the Financial Advisor against certain liabilities, including certain liabilities under the federal securities laws, in connection with the Exchange Offer. In the past, the Financial Advisor has provided other investment banking and financial advisory services to the Company.

EXCHANGE AGENT

    The Chase Manhattan Bank has been appointed Exchange Agent for the Exchange Offer. The Company will pay the Exchange Agent reasonable and customary fees for its services and will reimburse it for its reasonable out-of-pocket expenses in connection therewith. Letters of Transmittal and all correspondence in connection with the Exchange Offer must be sent or delivered to the Exchange Agent at the address set forth under "Available Information".

INFORMATION AGENT

    Georgeson & Company, Inc. has been appointed Information Agent for the Exchange Offer. The Company will pay the Information Agent reasonable and customary fees for its services and will reimburse it for its reasonable out-of-pocket expenses in connection therewith.

    Any questions concerning the tender procedures or requests for assistance or additional copies of this Offering Circular or the Letters of Transmittal may be directed to the Information Agent at the address and telephone number set forth under "Available Information". Holders of Old Notes may also contact the Financial Advisor or their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

                            DESCRIPTION OF NEW NOTES

    The following summaries of certain provisions of the New Notes and the New Indenture do not purport to be complete and are subject, and are qualified in their entirety by reference, to all the provisions of the New Notes and the New Indenture, including the definitions therein of certain terms.

GENERAL

    The New Notes will be issued under the New Indenture. The statements under this caption are brief summaries of certain provisions contained in the New Indenture, do not purport to be complete and are qualified in their entirety by reference to the New Indenture. Whenever defined terms are used but not defined herein, such terms shall have the meanings ascribed to them in the New Indenture, it being intended that such defined terms shall be incorporated herein by reference.

    The New Notes will be issued in registered form without coupons and only in denominations of $1,000 and integral multiples thereof.

    The New Notes mature on March 1, 2019 and will bear interest at the rate described herein, payable semi-annually on March 1 and September 1 of each year, commencing September 1, 1998, to the Persons in whose names such New Notes are registered at the close of business on the February 15 or the August 15 immediately preceding such interest payment date. Interest is calculated on the basis of a 360-day year consisting of twelve 30-day months.

SUBORDINATION

    The New Notes will be unsecured and subordinated and junior in right of payment to the Company's obligations to the holders of Senior Indebtedness and General Obligations of the Company as described below.

    Upon any distribution of assets of the Company as a result of any dissolution, winding up, liquidation or reorganization, the payment of the principal of, premium, if any, and interest on the New Notes is to be subordinated in right of payment, to the extent provided in the New Indenture, to the prior payment in full of all Senior Indebtedness. In certain events of bankruptcy or insolvency, the payment of the principal of and interest on the New Notes will, to the extent provided in the New Indenture, also be effectively subordinated in right of payment to the prior payment in full of all General Obligations.

    Upon any distribution of assets of the Company as a result of any dissolution, winding up, liquidation or reorganization, the holders of Senior Indebtedness will first be entitled to receive payment in full of all amounts due or to become due before the holders of the New Notes will be entitled to receive any payment in respect of the principal of, premium, if any, or interest on the New Notes. If immediately following any such payment or distribution of assets there remain, after giving effect to such subordination provisions in favor of the holders of Senior Indebtedness, any amounts of cash, property or securities available for payment or distribution in respect of the New Notes ("Excess Proceeds") and if, at such time, any creditors in respect of General Obligations have not received payment in full of all amounts due or to become due on or in respect of such General Obligations, then such Excess Proceeds shall first be applied to pay or provide for the payment in full of such General Obligations before any payment or distribution may be made in respect of the New Notes.

    In addition, no payment may be made of the principal of, premium, if any, or interest on the New Notes, or in respect of any redemption, retirement, purchase or other acquisition of any of the New Notes, at any time when (i) there is a default in the payment of the principal of, premium, if any, interest on or otherwise in respect of any Senior Indebtedness or (ii) any event of default with respect to any Senior Indebtedness has occurred and is continuing, or would occur as a result of such payment on the New Notes or any redemption, retirement, purchase or other acquisition of any of the New Notes, permitting the holders of such Senior Indebtedness to accelerate the maturity thereof. Except as described above, the obligation of the Company to make payment of the principal of, premium, if any, or interest on the New Notes will not be affected.

    By reason of such subordination in favor of the holders of Senior Indebtedness, in the event of a distribution of assets upon any dissolution, winding up, liquidation or reorganization, certain creditors of the Company who are not holders of Senior Indebtedness or of the New Notes may recover less, ratably, than holders of Senior Indebtedness and may recover more, ratably, than holders of the New Notes. By reason of the obligation of the holders of New Notes to pay over any Excess Proceeds to creditors in respect of General Obligations, in the event of a distribution of assets upon any dissolution, winding up, liquidation or reorganization, holders of Old Subordinated Securities (as defined herein) may recover less, ratably, than creditors in respect of General Obligations and may recover more, ratably, than the holders of New Notes.

    Subject to payment in full of all Senior Indebtedness, the holders of New Notes will be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to Senior Indebtedness. Subject to payment in full of all General Obligations, the holders of New Notes will be subrogated to the rights of the creditors in respect of General Obligations to receive payments or distributions of cash, property or securities of the Company applicable to such creditors in respect of General Obligations.

    Senior Indebtedness is defined in the New Indenture as the principal of, premium, if any, and interest on (i) all of the Company's indebtedness for money borrowed, other than the New Notes, the Old Notes, the Company's 7.25% Subordinated Notes Due August 1, 2002, the Company's 8.74% Subordinated Notes Due September 15, 2003, the Company's 7.00% Subordinated Notes due July 15, 2005 (the "July 2005 Notes"), the Company's 10.00% Subordinated Notes Due August 15, 2010 (the "August 2010 Notes"), the Company's 7.75% Subordinated Debentures due July 15, 2025 (the "July 2025 Debentures"), the Company's 7.625% Subordinated Debentures due October 15, 2026 (the "October 2026 Debentures") and any other subordinated indebtedness issued pursuant to the New Indenture (collectively, all of the foregoing notes, debentures and other subordinated indebtedness are hereinafter referred to as the "Existing Subordinated Indebtedness"), whether outstanding on the date of execution of the New Indenture or thereafter created, assumed or incurred, except such indebtedness as is by its terms expressly stated to be not superior in right of payment to the subordinated securities issued under the New Indenture or the Existing Subordinated Indebtedness or to rank pari passu with the subordinated securities issued under the New Indenture or the Existing Subordinated Indebtedness; and (ii) any deferrals, renewals or extensions of any such Senior Indebtedness. The term "indebtedness for money borrowed" as used in the prior sentence includes, without limitation, any obligation of, or any obligation guaranteed by, the Company for the repayment of borrowed money, whether or not evidenced by bonds, debentures, notes or other written instruments, and any deferred obligation for the payment of the purchase price of property or assets. There is no limitation on the issuance of additional Senior Indebtedness of the Company.

    The New Notes, the July 2005 Notes, the August 2010 Notes, the July 2025 Debentures, the October 2026 Debentures and all other subordinated indebtedness issued pursuant to the New Indenture all constitute New Subordinated Securities; all other Existing Subordinated Indebtedness (including, without limitation, the Old Notes) constitutes Old Subordinated Securities.

    The New Notes rank and will rank pari passu with the other Existing Subordinated Indebtedness, subject to the obligations of the holders of New Notes to pay over any Excess Proceeds to creditors in respect of General Obligations. Thus, in the event of a distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization, the holders of the New Notes may receive less, ratably, than holders of Old Subordinated Securities.

    "General Obligations" means all obligations of the Company to make payment on account of claims in respect of derivative products such as interest and foreign exchange rate contracts, commodity contracts and similar arrangements, other than (i) obligations on account of Senior Indebtedness, (ii) obligations on account of indebtedness for money borrowed ranking pari passu with or subordinate to the New Subordinated Securities and (iii) obligations which by their terms are expressly stated not to be superior in right of payment to the New Subordinated Securities or to rank on parity with the New Subordinated Securities; provided, however, that notwithstanding the foregoing, in the event that any rule, guideline or interpretation promulgated or issued by the Federal Reserve (or other competent regulatory agency or authority), as from time to time in effect, establishes or specifies criteria for the inclusion in regulatory capital of subordinated debt of a bank holding company requiring that such subordinated debt be subordinated to obligations to creditors in addition to those set forth above, then the term "General Obligations" shall also include such additional obligations to creditors, as from time to time in effect pursuant to such rules, guidelines or interpretations. For purposes of this definition, "claim" shall have the meaning assigned thereto in Section 101(4) of the Bankruptcy Code of 1978, as amended to the date of the New Indenture.

    At September 30, 1997, the aggregate amount of Senior Indebtedness and General Obligations of the Company was approximately $949 million. Of this amount, approximately $225 million represents certain amounts due to affiliates and guarantees of certain affiliates' indebtedness. The New Indenture does not prohibit or limit the incurrence of additional Senior Indebtedness or General Obligations by the Company.

FORM, EXCHANGE AND TRANSFER

    Subject to the terms of the New Indenture and the limitations applicable to Global Securities, New Notes may be presented for exchange as provided above or for registration of transfer (duly endorsed or with the form of transfer endorsed thereon duly executed) at the office of the Security Registrar or at the office of any transfer agent designated by the Company for such purpose. No service charge will be made for any registration of transfer or exchange of New Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Such transfer or exchange will be effected upon the Security Registrar or such transfer agent, as the case may be, being satisfied with the documents of title and identity of the Person making the request. The Company has appointed the New Trustee as Security Registrar. The Company may at any time designate additional transfer agents or rescind the designation of any transfer agent or approve a change in the office through which any transfer agent acts, except that the Company will be required to maintain a transfer agent in each Place of Payment for the New Notes.

GLOBAL SECURITIES

    Some or all of the New Notes may be represented, in whole or in part, by one or more Global Securities that have an aggregate principal amount equal to that of the New Notes represented thereby. Each Global Security will be registered in the name of a Depositary or a nominee thereof, will be deposited with such Depositary or nominee or a custodian thereof and will bear a legend regarding the restrictions on exchanges and registration of transfer thereof referred to below and any such other matters as may be provided for pursuant to the New Indenture.

    Notwithstanding any provision of the New Indenture or any New Note described herein, no Global Security may be exchanged in whole or in part for New Notes registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or any nominee of such Depositary unless (i) the Depositary has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or has ceased to be qualified to act as such as required by the New Indenture, (ii) there shall have occurred and be continuing an Event of Default with respect to the New Notes represented by such Global Security or (iii) there shall exist such circumstances, if any, in addition to or in lieu of those described above as may be described in the New Indenture. All securities issued in exchange for a Global Security or any portion thereof will be registered in such names as the Depositary may direct.

    As long as the Depositary, or its nominee, is the Holder of a Global Security, the Depositary or such nominee, as the case may be, will be considered the sole owner and Holder of such Global Security and the New Notes represented thereby for all purposes under the New Notes and the New Indenture. Except in the limited circumstances referred to above, owners of beneficial interests in a Global Security will not be entitled to have such Global Security or any New Notes represented thereby registered in their names, will not receive or be entitled to receive physical delivery of certificated New Notes in exchange therefor and will not be considered to be the owners or Holders of such Global Security or any New Notes represented thereby for any purpose under the New Notes or the New Indenture. All payments of principal of and any premium and interest on a Global Security will be made to the Depositary or its nominee, as the case may be, as the Holder thereof. The laws of some jurisdictions require that certain purchasers of securities take physical delivery of such securities in definitive form. These laws may impair the ability to transfer beneficial interests in a Global Security.

    Ownership of beneficial interests in a Global Security will be limited to institutions that have accounts with the Depositary or its nominee ("Participants") and to persons that may hold beneficial interests through Participants. In connection with the issuance of any Global Security, the Depositary will credit, on its book-entry registration and transfer system, the respective principal amounts of New Notes represented by the Global Security to the accounts of its Participants. Ownership of beneficial interests in a Global Security will be shown only on, and the transfer of those ownership interests will be effected only through, records maintained by the Depositary (with respect to interests of Persons held by such Participants on their behalf). Payments, transfers, exchanges and other matters relating to beneficial interests in a Global Security may be subject to various policies and procedures adopted by the Depositary from time to time. None of the Company, the New Trustee or any agent of the Company or the New Trustee will have any responsibility or liability for any aspect of the Depositary's or any Participant's records relating to such beneficial interests.

PAYMENT AND PAYING AGENTS

    Payment of interest on a New Note on any Interest Payment Date will be made to the Person in whose name such New Note (or one or more predecessor New Notes) is registered at the close of business on the Regular Record Date for such interest.

    Principal of and any premium and interest on the New Notes will be payable at the office of such Paying Agent or Paying Agents as the Company may designate for such purpose from time to time, except that at the option of the Company payment of any interest may be made by check mailed to the address of the Person entitled thereto as such address appears in the Security Register. The corporate trust office of the New Trustee in the City of New York will be designated as the Company's sole Paying Agent for payments with respect to New Notes. The Company may at any time designate additional Paying Agents or rescind the designation of any Paying Agent or approve a change in the office through which any Paying Agent acts, except that the Company will be required to maintain a Paying Agent in each Place of Payment for the New Notes.

    All moneys paid by the Company to a Paying Agent for the payment of the principal of or any premium or interest on any New Note which remain unclaimed at the end of two years after such principal, premium or interest has become due and payable will be repaid to the Company, and the Holder of such New Note thereafter may look only to the Company for payment thereof.

CONSOLIDATION, MERGER OR SALE OF ASSETS

    The New Indenture provides that the Company, without the consent of the holders of the New Notes, may consolidate with, merge into or transfer its assets substantially as an entirety to any person, provided that (i) any such successor assumes the Company's obligations on the New Notes and the New Indenture, (ii) after giving effect thereto, no Default, shall have happened and be continuing and (iii) certain other conditions under the New Indenture are met. Accordingly, any such consolidation, merger or transfer of assets substantially as an entirety, which meets the conditions described above, would not create any Event of Default or Default which would entitle holders of the New Notes, or the New Trustee on their behalf, to take any of the actions described below under "--Events of Default, Defaults, Waivers, Etc."

DEFINITIONS OF CERTAIN TERMS

    "Board of Directors" means either the board of directors of the Company or committee of that board duly authorized to act for it in respect hereof.

    "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.

    "Depositary" means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities.

    "Paying Agent" means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.

    "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof or any other entity.

    "Place of Payment" means, when used with respect to any Security, the place or places where the principal of and any premium and interest on that Security are payable.

MODIFICATION OF THE NEW INDENTURE; WAIVER OF COVENANTS

    The New Indenture provides that, with the consent of the holders of not less than a majority in aggregate principal amount of the outstanding New Notes, modifications and alterations of the New Indenture may be made which affect the rights of the holders of the New Notes; provided, however, that no such modification or alteration may be made without the consent of the holder of each of the New Notes so affected which would, among other things, (i) change the maturity of the principal of, or of any installment of interest (or premium, if any) on the New Notes, or reduce the principal amount thereof or any premium thereon, or change the method of calculation of interest or the currency of payment of principal or interest (or premium, if any) on, or reduce the minimum rate of interest thereon, or impair the right to institute suit for the enforcement of any such payment on or with respect to any of the New Notes; or
(ii) reduce the above-stated percentage in principal amount of outstanding New Notes required to modify or alter the New Indenture.

LIMITED RIGHTS OF ACCELERATION

    Payment of principal of the New Notes may be accelerated only in case of the bankruptcy, insolvency or reorganization of the Company. There is no right of acceleration in the case of a default in the payment of principal of, premium, if any, or interest on the New Notes or the performance of any other covenant of the Company in the New Indenture.

EVENTS OF DEFAULT, DEFAULTS, WAIVERS, ETC.

    An Event of Default with respect to the New Notes is defined in the New Indenture as certain events involving the bankruptcy, insolvency or reorganization of the Company. A Default with respect to New Notes is defined in the New Indenture as (i) an Event of Default, (ii) default in the payment of the principal of or premium, if any, on the New Notes when due, (iii) default in the payment of interest upon the New Notes when due and the continuance of such default for a period of 30 days or (iv) default in the performance of any other covenant or agreement of the Company in the New Indenture with respect to the New Notes and continuance of such default for 90 days after written notice. If an Event of Default with respect to the New Notes occurs and is continuing, either the New Trustee or the holders of not less than 25% in aggregate principal amount of the New Notes may declare the principal amount of all New Notes to be immediately due and payable. The holders of a majority in aggregate principal amount of the New Notes outstanding under the New Indenture may waive an Event of Default resulting in acceleration of the New Notes, but only if all Defaults have been remedied and all payments due (other than those due as a result of acceleration) have been made. If a Default occurs and is continuing, the New Trustee may in its discretion, and at the written request of holders of not less than a majority in aggregate principal amount of the New Notes outstanding under the New Indenture and upon reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request and subject to certain other conditions set forth in the New Indenture shall, proceed to protect the rights of the holders of all the New Notes. Prior to acceleration of maturity of the New Notes outstanding under the New Indenture, the holders of a majority in aggregate principal amount of such New Notes may waive any past default under the New Indenture except a default in the payment of principal of, premium, if any, or interest on the New Notes.

    The New Indenture provides that in the event of a Default specified in clauses (ii) or (iii) of the immediately preceding paragraph in payment of principal of, premium, if any, or interest on the New Notes, the Company will, upon demand of the New Trustee, pay to it, for the benefit of the holder of any of the New Notes, the whole amount then due and payable on such New Notes for principal, premium, if any, and interest. The New Indenture further provides that if the Company fails to pay such amount forthwith upon such demand, the New Trustee may, among other things, institute a judicial proceeding for the collection thereof.

    The New Indenture also provides that notwithstanding any other provision of the New Indenture, the holder of any New Note shall have the right to institute suit for the enforcement of any payment of principal of, premium, if any, and interest on such New Note on the Stated Maturity of such New Note and that such right shall not be impaired without the consent of such holder.

    The Company is required to file annually with the New Trustee a written statement of officers as to the existence or non-existence of defaults under the New Indenture or the New Notes.

NOTICES

    Notices to Holders of New Notes will be given by mail to the addresses of such Holders as they may appear in the Security Register.

TITLE

    The Company, the New Trustee and any agent of the Company or the New Trustee may treat the Person in whose name a New Note is registered as the absolute owner thereof for the purpose of making payment and for all other purposes.

GOVERNING LAW

    The New Indenture and the New Notes will be governed by, and construed in accordance with, the law of the State of New York.

THE TRUSTEE

    The Chase Manhattan Bank is the trustee under the New Indenture. Chase Manhattan Bank Delaware, an affiliate of The Chase Manhattan Bank, serves as the trustee under the Old Indenture relating to the Old Notes. The Company has other customary banking relationships with The Chase Manhattan Bank in the ordinary course of business.

                  CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES

    The following discussion is a summary of certain U.S. Federal income tax consequences of the Exchange Offer to Holders of Old Notes and of the ownership and disposition of New Notes acquired pursuant to the Exchange Offer. The statements of law and legal conclusions set forth in this summary are based on the opinion of Squire, Sanders & Dempsey L.L.P., counsel to the Company. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations, Internal Revenue Service ("IRS") rulings, official pronouncements and judicial decisions, all as in effect on the date hereof and all of which are subject to change, possibly with retroactive effect, or different interpretations. This summary is applicable only to persons who hold Old Notes as capital assets and who will hold New Notes as capital assets. This summary does not discuss all the U.S. Federal income tax consequences that may be relevant to a Holder in light of the Holder's particular circumstances. In particular, this summary does not address any special rules that may be applicable to insurance companies, tax-exempt persons, financial institutions, regulated investment companies, dealers in securities or currencies, pass-through entities, persons that hold Old Notes or New Notes as part of an integrated investment (including a "straddle") consisting of Old Notes or New Notes and one or more other positions, foreign corporations, persons who are not citizens or residents of the United States, or persons whose functional currency is other than the United States dollar. In addition, this summary does not address any state or local tax considerations that may be relevant to a Holder's decision to exchange Old Notes for New Notes pursuant to the Exchange Offer.

    THE FOLLOWING IS NOT TAX ADVICE TO ANY HOLDER OF OLD NOTES. ALL HOLDERS OF OLD NOTES SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING THE UNITED STATES FEDERAL, STATE AND LOCAL TAX CONSEQUENCES OF THE EXCHANGE OF OLD NOTES FOR NEW NOTES AND OF THE OWNERSHIP AND DISPOSITION OF NEW NOTES RECEIVED IN THE EXCHANGE OFFER IN LIGHT OF THEIR OWN PARTICULAR CIRCUMSTANCES.

EXCHANGE OF OLD NOTES FOR NEW NOTES

    The Exchange will constitute a recapitalization within the meaning of section 368(a)(1)(E) of the Code. A Holder of Old Notes who exchanges Old Notes for New Notes will recognize no gain or loss on the Exchange, except that a cash-basis holder of Old Notes who exchanges Old Notes for New Notes may be required to recognize as interest income received on the Exchange Date an amount equal to the interest accrued on such Old Notes from March 1, 1998 through the Exchange Date. An exchanging Holder's tax basis in New Notes received in the Exchange will be the same as such Holder's tax basis in the Old Notes exchanged. An exchanging Holder's holding period for the New Notes received in the Exchange will include its holding period for the Old Notes exchanged.

    If a Holder's tax basis in Old Notes immediately after the acquisition of Old Notes exceeded the principal amount of such Old Notes, such excess constituted amortizable bond premium which the Holder may have elected to amortize under a constant yield method under section 171 of the Code. If such an electing Holder exchanges Old Notes for New Notes, the remaining bond premium on the New Notes would be amortizable over the extended term of the New Notes.

    Some Holders of Old Notes may have acquired them at a "market discount." For this purpose, "market discount" is the excess (if any) of the principal amount over the Holder's acquisition price, subject to a statutory de minimis exception. While accrued market discount generally must be recognized to the extent of gain realized on the disposition of a market discount debt instrument, the Exchange will not cause any exchanging Holders of Old Notes who acquired them at a market discount to recognize any accrued market discount as income. Instead, any accrued market discount on Old Notes that are exchanged for New Notes will attach to the New Notes. In addition, unaccrued market discount on such Old Notes will accrue over the extended term of the New Notes.

NEW NOTES

    STATED INTEREST ON NEW NOTES. In general, interest based on the stated interest rate of the New Notes will be ordinary income, taxable when accrued, in the case of a Holder utilizing the accrual method of accounting, or when received, in the case of a holder utilizing the cash method of accounting.

    NO ORIGINAL ISSUE DISCOUNT. The New Notes will not be treated as issued with original issue discount ("OID"), because the stated redemption price at maturity ("SRPM") of the New Notes will not exceed their issue price. The SRPM of the New Notes will equal the sum of the principal amount plus the portion of interest in excess of the lower of 9 7/8% or the Extension Coupon. The issue price of the New Notes will be their fair market value on their date of issue if, as expected, the New Notes are considered to be "traded on an established market." If the New Notes were not considered to be traded on an established market, their issue price would be the fair market value of the Old Notes, which are so traded. In either case, the issue price will exceed the SRPM.

    BOND PREMIUM. If a Holder's tax basis in New Notes immediately after the Exchange exceeds the principal amount of such New Notes, such excess will constitute amortizable bond premium which the Holder may elect to amortize under a constant yield method under section 171 of the Code. A Holder that elects to amortize bond premium must reduce the tax basis in the New Notes by the amount so amortized. The amortizable bond premium will be treated as an offset to interest income rather than as a separate deduction item. An election to amortize bond premium under section 171 of the Code by a Holder will apply to all obligations owned or acquired by the Holder in the current and all subsequent taxable years and may not be revoked without the permission of the IRS. If an election to amortize bond premium is not made, a Holder must include the full amount of each interest payment in income in accordance with its regular method of accounting and will receive a tax benefit from the premium only in computing gain or loss upon the redemption, sale or other disposition of the New Notes.

    REDEMPTION OR SALE OF THE NEW NOTES. In general, upon a redemption, sale or other disposition of the New Notes, a Holder will recognize gain or loss equal to the difference between (i) the amount realized on the disposition (other than amounts attributable to accrued interest) and (ii) the Holder's tax basis in the New Notes. Such gain or loss will generally be capital gain or loss (subject to the market discount rules).

BACKUP WITHHOLDING

    A Holder of New Notes may be subject to backup withholding at a rate of 31 percent with respect to interest paid or the proceeds of a redemption, sale or other disposition of the New Notes, unless the Holder provides its taxpayer identification number and certain required certifications to the payor or otherwise establishes an exemption. Any amounts so withheld would be allowed as a credit against the Holder's federal income tax liability.

                              PLAN OF DISTRIBUTION

    The Company will exchange New Notes for Old Notes. Accordingly, the Company will not receive any proceeds from the exchange of New Notes for Old Notes.

    Based on an interpretation by the staff of the Division of Corporation Finance of the Commission, the Company believes that the New Notes issued pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by any Holder thereof without compliance with the registration requirements of the Securities Act.

    The Company has not entered into any arrangement or understanding with any person to distribute the New Notes to be received in the Exchange Offer and, to the best of the Company's information and belief, each person participating in the Exchange Offer is acquiring the New Notes in the ordinary course of business and has no arrangement or understanding with any person to participate in the distribution of the New Notes.

    The Company has agreed to pay all expenses incident to the Exchange Offer (other than commissions or concessions of any brokers or dealers).

                             VALIDITY OF NEW NOTES

    The validity of the New Notes will be passed upon for the Company by Squire, Sanders & Dempsey L.L.P.

                              INDEPENDENT AUDITORS

    The consolidated financial statements of the Company and its subsidiaries included in the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1996, as amended by Form 10-K/A filed March 21, 1997 and Form 10-K/A filed June 30, 1997, have been audited by Coopers & Lybrand L.L.P., independent accountants, as set forth in their report dated February 21, 1997 accompanying such financial statements.

    The supplemental consolidated balance sheets of the Company and its subsidiaries as of December 31, 1996 and 1995, and the related supplemental consolidated statements of income, changes in stockholders' equity and cash flows for each of the three years in the period ended December 31, 1996, included in the Current Report on Form 8-K of the Company filed August 29, 1997, as amended by Form 8-K/A filed September 2, 1997, have been audited by Coopers & Lybrand L.L.P., independent accountants, as set forth in their report dated August 28, 1997 accompanying such supplemental financial statements.

                                   SCHEDULE A
                     FIXED SPREAD FORMULA TO DETERMINE THE
                        REFERENCE PRICE OF THE OLD NOTES

YLD                =  Reference Yield of the Old Notes expressed as a decimal number.

CPN                =  The nominal rate of interest payable on the Old Notes expressed as a decimal number.

N                  =  The number of semi-annual interest payments, based on the maturity date of the Old Notes from, but excluding the Exchange Date to, and including the maturity date of the Old Notes.

S                  =  The number of days from and including the semi-annual interest payment date immediately preceding the Exchange Date up to, but not including, the Exchange Date. The number of days is computed using the 30/360 day-count method.

exp                =  Exponentiate. The term to the left of "exp" is raised to the power indicated by the term to the right of "exp".

PRICE              =  The applicable Reference Price on the Old Notes per $1,000 principal amount of an Old Note. The
                      Reference Price of the Old Notes is rounded to the nearest cent.


PRICE              =
                                 (1 + YLD/2) exp (N - S/180)
                          N
                   +      S      1,000 (CPN/2)
                         K=1     (1 + YLD/2) exp (K - S/180)

               -                 1,000 (CPN/2) (S/180)

                                   SCHEDULE B

                          HYPOTHETICAL PRICING EXAMPLE
                               FOR THE OLD NOTES

    This Schedule B provides a hypothetical illustration of the calculation of the Reference Price of the Old Notes based on hypothetical data, and should, therefore, be used solely for the purpose of obtaining an understanding of the calculation of the Reference Price of the Old Notes, as quoted at a hypothetical 10 Year Benchmark Treasury Yield, and should not be used or relied upon for any other purpose.

                                               OLD NOTES

Maturity Date of the Old Notes:                March 1, 2009

10 Year Benchmark Treasury Security:           5 1/2% U.S. Treasury Note due February 15,
                                               2008

2009 Fixed Spread:                             0.88% (eighty-eight basis points)

EXAMPLE:

Hypothetical Price Determination Date:         2:00 p.m., New York City time, on Thursday,
                                               February 12, 1998

EXCHANGE DATE:                                 March 25, 1998

10 Year Benchmark Treasury Yield on the        = 5.49%
  hypothetical Price Determination Date

2009 Fixed Spread                              = 0.88%

YLD                                            = 6.37%

CPN                                            = 9.875%

N                                              = 22

S                                              = 24

PRICE                                          = $1,272.94

                                   SCHEDULE C
                 FIXED SPREAD PRICING FORMULA TO DETERMINE THE
                        REFERENCE PRICE OF THE NEW NOTES

YLD                =  Reference Yield of the New Notes expressed as a decimal number.

CPN                =  The nominal rate of interest payable on the New Notes expressed as a decimal number to March 1,
                      2009.

EXT                =  The nominal rate of interest payable on the New Notes expressed as a decimal number from, and including, March 1, 2009 to but not including March 1, 2019.

N                  =  The number of semi-annual interest payments, based on the maturity date of the Old Notes from, but excluding the Exchange Date to, and including the maturity date of the Old Notes.

M                  =  The number of semi-annual interest payments, based on the maturity date of the New Notes from (but excluding) the Exchange Date to (and including) the maturity date of the New Notes.

S                  =  The number of days from and including the semi-annual interest payment date immediately preceding the Exchange Date up to, but not including, the Exchange Date. The number of days is computed using the 30/360 day-count method.

exp                =  Exponentiate. The term to the left of "exp" is raised to the power indicated by the term to the right of "exp".

PRICE              =  The applicable Reference Price of the New Notes per $1,000 principal amount of a New Note. The
                      Reference Price of the New Notes is rounded to the nearest cent.


PRICE      =
                                 (1 + YLD/2) exp (M - S/180)

                      N
           +          S          1,000 (CPN/2)

                      K=1        (1 + YLD/2) exp (K - S/180)

                      M
           +          S          1,000 (EXT/2)

                      K=N+1      (1 + YLD/2) exp (K - S/180)

               -                 1,000 (CPN/2) (S/180)

                                   SCHEDULE D

                          HYPOTHETICAL PRICING EXAMPLE
                               FOR THE NEW NOTES

    This Schedule D provides a hypothetical illustration of the calculation of the Reference Price of the New Notes based on hypothetical data, and should, therefore, be used solely for the purpose of obtaining an understanding of the calculation of the Reference Price of the New Notes, as quoted at a hypothetical 30 Year Benchmark Treasury Yield, and Extension Coupon, and should not be used or relied upon for any other purpose.

                                   NEW NOTES

Maturity Date of the New Notes:               March 1, 2019

Benchmark Treasury Security:                  6 3/8% U.S. Treasury Note due August 15,
                                              2027

Fixed Spread:                                 1.00% (one hundred basis points)

    EXAMPLE:
Hypothetical Price Determination Date:        2:00 p.m., New York City time, on Thursday,
                                              February 12, 1998

Exchange Date:                                March 25, 1998

Benchmark Treasury Yield on the hypothetical
Price Determination Date                      = 5.86%

2019 Fixed Spread                             = 1.00%

YLD                                           = 6.86%

CPN                                           = 9.875%

EXT                                           = 8.58%

N                                             = 22

M                                             = 42

S                                             = 24

PRICE                                         = $1,288.02

                                   SCHEDULE E

                      HYPOTHETICAL EXAMPLE FOR CALCULATING

                   THE TREASURY ADJUSTED SPREAD DIFFERENTIAL

    This Schedule E provides a hypothetical illustration of the calculation of the Treasury Adjusted Spread Differential based on hypothetical data, and should, therefore, be used solely for the purpose of obtaining an understanding of the calculation of the Treasury Adjusted Spread Differential, as calculated based on a hypothetical 10 Year Benchmark Treasury Yield, Reference Price of the Old Notes, hypothetical 30 Year Benchmark Treasury Yield, and Extension Coupon, and should not be used or relied upon for any other purpose.

Hypothetical Price Determination Date:        2:00 pm, New York City time, on Thursday,
                                              February 12, 1998

Exchange Date:                                March 25, 1998

10 Year Benchmark Treasury Yield on the
hypothetical Price Determination Date         =5.49%

Reference Price of the Old Notes              =$1,272.94

30 Year Benchmark Treasury Yield on the
hypothetical Price Determination Date         =5.86%

Extension Coupon                              =8.58%

Adjusted Reference Price of the New Notes     =$1,272.94

Yield to Maturity of the New Notes            =6.98%

Reference Yield of the Old Notes              =6.37%

Treasury Yield Differential                   =0.37%

Treasury Adjusted Spread Differential         =0.24% (twenty-four basis points)

                                   SCHEDULE F
                       ILLUSTRATIVE EXAMPLES AND FORMULAS

                                   TABLE F-1

REFERENCE YIELDS AND PRICES OF THE OLD NOTES AND MINIMUM REFERENCE PRICES OF THE
                                   NEW NOTES

                                                                          REFERENCE YIELD      REFERENCE PRICE
10 YEAR BENCHMARK TREASURY YIELD                                         OF THE OLD NOTES     OF THE OLD NOTES
---------------------------------------------------------------------  ---------------------  -----------------
5.20%................................................................             6.08%          $  1,299.82
5.21%................................................................             6.09%          $  1,298.88
5.22%................................................................             6.10%          $  1,297.94
5.23%................................................................             6.11%          $  1,297.00
5.24%................................................................             6.12%          $  1,296.07
5.25%................................................................             6.13%          $  1,295.13
5.26%................................................................             6.14%          $  1,294.20
5.27%................................................................             6.15%          $  1,293.26
5.28%................................................................             6.16%          $  1,292.33
5.29%................................................................             6.17%          $  1,291.40
5.30%................................................................             6.18%          $  1,290.47
5.31%................................................................             6.19%          $  1,289.54
5.32%................................................................             6.20%          $  1,288.61
5.33%................................................................             6.21%          $  1,287.68
5.34%................................................................             6.22%          $  1,286.75
5.35%................................................................             6.23%          $  1,285.82
5.36%................................................................             6.24%          $  1,284.90
5.37%................................................................             6.25%          $  1,283.97
5.38%................................................................             6.26%          $  1,283.05
5.39%................................................................             6.27%          $  1,282.13
5.40%................................................................             6.28%          $  1,281.20
5.41%................................................................             6.29%          $  1,280.28
5.42%................................................................             6.30%          $  1,279.36
5.43%................................................................             6.31%          $  1,278.44
5.44%................................................................             6.32%          $  1,277.52
5.45%................................................................             6.33%          $  1,276.61
5.46%................................................................             6.34%          $  1,275.69
5.47%................................................................             6.35%          $  1,274.77
5.48%................................................................             6.36%          $  1,273.86
5.49%................................................................             6.37%          $  1,272.94
5.50%................................................................             6.38%          $  1,272.03
5.51%................................................................             6.39%          $  1,271.12
5.52%................................................................             6.40%          $  1,270.20
5.53%................................................................             6.41%          $  1,269.29
5.54%................................................................             6.42%          $  1,268.38
5.55%................................................................             6.43%          $  1,267.47
5.56%................................................................             6.44%          $  1,266.57
5.57%................................................................             6.45%          $  1,265.66
5.58%................................................................             6.46%          $  1,264.75
5.59%................................................................             6.47%          $  1,263.85
5.60%................................................................             6.48%          $  1,262.94
5.61%................................................................             6.49%          $  1,262.04
5.62%................................................................             6.50%          $  1,261.13
5.63%................................................................             6.51%          $  1,260.23
5.64%................................................................             6.52%          $  1,259.33
5.65%................................................................             6.53%          $  1,258.43
5.66%................................................................             6.54%          $  1,257.53
5.67%................................................................             6.55%          $  1,256.63
5.68%................................................................             6.56%          $  1,255.73
5.69%................................................................             6.57%          $  1,254.83
5.70%................................................................             6.58%          $  1,253.94
5.71%................................................................             6.59%          $  1,253.04
5.72%................................................................             6.60%          $  1,252.15
5.73%................................................................             6.61%          $  1,251.25
5.74%................................................................             6.62%          $  1,250.36
5.75%................................................................             6.63%          $  1,249.47
5.76%................................................................             6.64%          $  1,248.58
5.77%................................................................             6.65%          $  1,247.69
5.78%................................................................             6.66%          $  1,246.80
5.79%................................................................             6.67%          $  1,245.91
5.80%................................................................             6.68%          $  1,245.02
5.81%................................................................             6.69%          $  1,244.13
5.82%................................................................             6.70%          $  1,243.25
5.83%................................................................             6.71%          $  1,242.36
5.84%................................................................             6.72%          $  1,241.48
5.85%................................................................             6.73%          $  1,240.59
5.86%................................................................             6.74%          $  1,239.71
5.87%................................................................             6.75%          $  1,238.83
5.88%................................................................             6.76%          $  1,237.95
5.89%................................................................             6.77%          $  1,237.07
5.90%................................................................             6.78%          $  1,236.19
5.91%................................................................             6.79%          $  1,235.31
5.92%................................................................             6.80%          $  1,234.43
5.93%................................................................             6.81%          $  1,233.55
5.94%................................................................             6.82%          $  1,232.68
5.95%................................................................             6.83%          $  1,231.80
5.96%................................................................             6.84%          $  1,230.93
5.97%................................................................             6.85%          $  1,230.05
5.98%................................................................             6.86%          $  1,229.18
5.99%................................................................             6.87%          $  1,228.31
6.00%................................................................             6.88%          $  1,227.44

                                                                         MINIMUM REFERENCE
10 YEAR BENCHMARK TREASURY YIELD                                       PRICE OF THE NEW NOTES
---------------------------------------------------------------------  ----------------------
5.20%................................................................        $ 1,314.82
5.21%................................................................        $ 1,313.88
5.22%................................................................        $ 1,312.94
5.23%................................................................        $ 1,312.00
5.24%................................................................        $ 1,311.07
5.25%................................................................        $ 1,310.13
5.26%................................................................        $ 1,309.20
5.27%................................................................        $ 1,308.26
5.28%................................................................        $ 1,307.33
5.29%................................................................        $ 1,306.40
5.30%................................................................        $ 1,305.47
5.31%................................................................        $ 1,304.54
5.32%................................................................        $ 1,303.61
5.33%................................................................        $ 1,302.68
5.34%................................................................        $ 1,301.75
5.35%................................................................        $ 1,300.82
5.36%................................................................        $ 1,299.90
5.37%................................................................        $ 1,298.97
5.38%................................................................        $ 1,298.05
5.39%................................................................        $ 1,297.13
5.40%................................................................        $ 1,296.20
5.41%................................................................        $ 1,295.28
5.42%................................................................        $ 1,294.36
5.43%................................................................        $ 1,293.44
5.44%................................................................        $ 1,292.52
5.45%................................................................        $ 1,291.61
5.46%................................................................        $ 1,290.69
5.47%................................................................        $ 1,289.77
5.48%................................................................        $ 1,288.86
5.49%................................................................        $ 1,287.94
5.50%................................................................        $ 1,287.03
5.51%................................................................        $ 1,286.12
5.52%................................................................        $ 1,285.20
5.53%................................................................        $ 1,284.29
5.54%................................................................        $ 1,283.38
5.55%................................................................        $ 1,282.47
5.56%................................................................        $ 1,281.57
5.57%................................................................        $ 1,280.66
5.58%................................................................        $ 1,279.75
5.59%................................................................        $ 1,278.85
5.60%................................................................        $ 1,277.94
5.61%................................................................        $ 1,277.04
5.62%................................................................        $ 1,276.13
5.63%................................................................        $ 1,275.23
5.64%................................................................        $ 1,274.33
5.65%................................................................        $ 1,273.43
5.66%................................................................        $ 1,272.53
5.67%................................................................        $ 1,271.63
5.68%................................................................        $ 1,270.73
5.69%................................................................        $ 1,269.83
5.70%................................................................        $ 1,268.94
5.71%................................................................        $ 1,268.04
5.72%................................................................        $ 1,267.15
5.73%................................................................        $ 1,266.25
5.74%................................................................        $ 1,265.36
5.75%................................................................        $ 1,264.47
5.76%................................................................        $ 1,263.58
5.77%................................................................        $ 1,262.69
5.78%................................................................        $ 1,261.80
5.79%................................................................        $ 1,260.91
5.80%................................................................        $ 1,260.02
5.81%................................................................        $ 1,259.13
5.82%................................................................        $ 1,258.25
5.83%................................................................        $ 1,257.36
5.84%................................................................        $ 1,256.48
5.85%................................................................        $ 1,255.59
5.86%................................................................        $ 1,254.71
5.87%................................................................        $ 1,253.83
5.88%................................................................        $ 1,252.95
5.89%................................................................        $ 1,252.07
5.90%................................................................        $ 1,251.19
5.91%................................................................        $ 1,250.31
5.92%................................................................        $ 1,249.43
5.93%................................................................        $ 1,248.55
5.94%................................................................        $ 1,247.68
5.95%................................................................        $ 1,246.80
5.96%................................................................        $ 1,245.93
5.97%................................................................        $ 1,245.05
5.98%................................................................        $ 1,244.18
5.99%................................................................        $ 1,243.31
6.00%................................................................        $ 1,242.44

                                     F-1-1

                                   TABLE F-2

                  MATRIX OF EXTENSION COUPONS OF THE NEW NOTES

                                                                  30 YEAR BENCHMARK TREASURY YIELD
                                            ----------------------------------------------------------------------------
10 YEAR BENCHMARK TREASURY YIELD               5.50%        5.51%        5.52%        5.53%        5.54%        5.55%
------------------------------------------  -----------  -----------  -----------  -----------  -----------  -----------
5.20%.....................................        7.99%        8.03%        8.07%        8.10%        8.14%        8.18%
5.21%.....................................        7.97%        8.00%        8.04%        8.08%        8.11%        8.15%
5.22%.....................................        7.94%        7.98%        8.01%        8.05%        8.09%        8.13%
5.23%.....................................        7.91%        7.95%        7.99%        8.02%        8.06%        8.10%
5.24%.....................................        7.89%        7.92%        7.96%        8.00%        8.04%        8.07%
5.25%.....................................        7.86%        7.90%        7.94%        7.97%        8.01%        8.05%
5.26%.....................................        7.84%        7.87%        7.91%        7.95%        7.98%        8.02%
5.27%.....................................        7.81%        7.85%        7.88%        7.92%        7.96%        8.00%
5.28%.....................................        7.78%        7.82%        7.86%        7.89%        7.93%        7.97%
5.29%.....................................        7.76%        7.80%        7.83%        7.87%        7.91%        7.94%
5.30%.....................................        7.73%        7.77%        7.81%        7.84%        7.88%        7.92%
5.31%.....................................        7.71%        7.74%        7.78%        7.82%        7.85%        7.89%
5.32%.....................................        7.68%        7.72%        7.75%        7.79%        7.83%        7.87%
5.33%.....................................        7.66%        7.69%        7.73%        7.77%        7.80%        7.84%
5.34%.....................................        7.63%        7.67%        7.70%        7.74%        7.78%        7.81%
5.35%.....................................        7.60%        7.64%        7.68%        7.71%        7.75%        7.79%
5.36%.....................................        7.58%        7.61%        7.65%        7.69%        7.73%        7.76%
5.37%.....................................        7.55%        7.59%        7.63%        7.66%        7.70%        7.74%
5.38%.....................................        7.53%        7.56%        7.60%        7.64%        7.67%        7.71%
5.39%.....................................        7.50%        7.54%        7.57%        7.61%        7.65%        7.68%
5.40%.....................................        7.48%        7.51%        7.55%        7.59%        7.62%        7.66%
5.41%.....................................        7.45%        7.49%        7.52%        7.56%        7.60%        7.63%
5.42%.....................................        7.42%        7.46%        7.50%        7.53%        7.57%        7.61%
5.43%.....................................        7.40%        7.44%        7.47%        7.51%        7.55%        7.58%
5.44%.....................................        7.37%        7.41%        7.45%        7.48%        7.52%        7.56%
5.45%.....................................        7.35%        7.38%        7.42%        7.46%        7.49%        7.53%
5.46%.....................................        7.32%        7.36%        7.40%        7.43%        7.47%        7.51%
5.47%.....................................        7.30%        7.33%        7.37%        7.41%        7.44%        7.48%
5.48%.....................................        7.27%        7.31%        7.34%        7.38%        7.42%        7.45%
5.49%.....................................        7.25%        7.28%        7.32%        7.36%        7.39%        7.43%
5.50%.....................................        7.22%        7.26%        7.29%        7.33%        7.37%        7.40%
5.51%.....................................        7.20%        7.23%        7.27%        7.31%        7.34%        7.38%
5.52%.....................................        7.17%        7.21%        7.24%        7.28%        7.32%        7.35%
5.53%.....................................        7.15%        7.18%        7.22%        7.25%        7.29%        7.33%
5.54%.....................................        7.12%        7.16%        7.19%        7.23%        7.26%        7.30%
5.55%.....................................        7.10%        7.13%        7.17%        7.20%        7.24%        7.28%
5.56%.....................................        7.07%        7.11%        7.14%        7.18%        7.21%        7.25%
5.57%.....................................        7.05%        7.08%        7.12%        7.15%        7.19%        7.23%
5.58%.....................................        7.02%        7.06%        7.09%        7.13%        7.16%        7.20%
5.59%.....................................        7.00%        7.03%        7.07%        7.10%        7.14%        7.17%
5.60%.....................................        6.97%        7.01%        7.04%        7.08%        7.11%        7.15%
5.61%.....................................        6.95%        6.98%        7.02%        7.05%        7.09%        7.12%
5.62%.....................................        6.92%        6.96%        6.99%        7.03%        7.06%        7.10%
5.63%.....................................        6.90%        6.93%        6.97%        7.00%        7.04%        7.07%
5.64%.....................................        6.87%        6.91%        6.94%        6.98%        7.01%        7.05%
5.65%.....................................        6.85%        6.88%        6.92%        6.95%        6.99%        7.02%
5.66%.....................................        6.82%        6.86%        6.89%        6.93%        6.96%        7.00%
5.67%.....................................        6.80%        6.83%        6.87%        6.90%        6.94%        6.97%
5.68%.....................................        6.77%        6.81%        6.84%        6.88%        6.91%        6.95%
5.69%.....................................        6.75%        6.78%        6.82%        6.85%        6.89%        6.92%
5.70%.....................................        6.72%        6.76%        6.79%        6.83%        6.86%        6.90%
5.71%.....................................        6.70%        6.73%        6.77%        6.80%        6.84%        6.87%
5.72%.....................................        6.67%        6.71%        6.74%        6.78%        6.81%        6.85%
5.73%.....................................        6.65%        6.68%        6.72%        6.75%        6.79%        6.82%
5.74%.....................................        6.62%        6.66%        6.69%        6.73%        6.76%        6.80%
5.75%.....................................        6.60%        6.63%        6.67%        6.70%        6.74%        6.77%
5.76%.....................................        6.57%        6.61%        6.64%        6.68%        6.71%        6.75%
5.77%.....................................        6.55%        6.58%        6.62%        6.65%        6.69%        6.72%
5.78%.....................................        6.52%        6.56%        6.59%        6.63%        6.66%        6.70%
5.79%.....................................        6.50%        6.53%        6.57%        6.60%        6.64%        6.67%
5.80%.....................................        6.47%        6.51%        6.54%        6.58%        6.61%        6.65%
5.81%.....................................        6.45%        6.48%        6.52%        6.55%        6.59%        6.62%
5.82%.....................................        6.43%        6.46%        6.50%        6.53%        6.57%        6.60%
5.83%.....................................        6.40%        6.44%        6.47%        6.51%        6.54%        6.58%
5.84%.....................................        6.38%        6.41%        6.45%        6.48%        6.52%        6.55%
5.85%.....................................        6.35%        6.39%        6.42%        6.46%        6.49%        6.53%
5.86%.....................................        6.33%        6.36%        6.40%        6.43%        6.47%        6.50%
5.87%.....................................        6.30%        6.34%        6.37%        6.41%        6.44%        6.48%
5.88%.....................................        6.28%        6.31%        6.35%        6.38%        6.42%        6.45%
5.89%.....................................        6.25%        6.29%        6.32%        6.36%        6.39%        6.43%
5.90%.....................................        6.23%        6.26%        6.30%        6.33%        6.37%        6.40%
5.91%.....................................        6.21%        6.24%        6.27%        6.31%        6.34%        6.38%
5.92%.....................................        6.18%        6.22%        6.25%        6.28%        6.32%        6.35%
5.93%.....................................        6.16%        6.19%        6.23%        6.26%        6.29%        6.33%
5.94%.....................................        6.13%        6.17%        6.20%        6.24%        6.27%        6.31%
5.95%.....................................        6.11%        6.14%        6.18%        6.21%        6.25%        6.28%
5.96%.....................................        6.08%        6.12%        6.15%        6.19%        6.22%        6.26%
5.97%.....................................        6.06%        6.09%        6.13%        6.16%        6.20%        6.23%
5.98%.....................................        6.04%        6.07%        6.10%        6.14%        6.17%        6.21%
5.99%.....................................        6.01%        6.05%        6.08%        6.11%        6.15%        6.18%
6.00%.....................................        5.99%        6.02%        6.06%        6.09%        6.12%        6.16%


10 YEAR BENCHMARK TREASURY YIELD               5.56%        5.57%        5.58%        5.59%        5.60%        5.61%
------------------------------------------  -----------  -----------  -----------  -----------  -----------  -----------
5.20%.....................................        8.22%        8.25%        8.29%        8.33%        8.37%        8.40%
5.21%.....................................        8.19%        8.23%        8.26%        8.30%        8.34%        8.38%
5.22%.....................................        8.16%        8.20%        8.24%        8.28%        8.31%        8.35%
5.23%.....................................        8.14%        8.17%        8.21%        8.25%        8.29%        8.32%
5.24%.....................................        8.11%        8.15%        8.19%        8.22%        8.26%        8.30%
5.25%.....................................        8.08%        8.12%        8.16%        8.20%        8.23%        8.27%
5.26%.....................................        8.06%        8.10%        8.13%        8.17%        8.21%        8.25%
5.27%.....................................        8.03%        8.07%        8.11%        8.14%        8.18%        8.22%
5.28%.....................................        8.01%        8.04%        8.08%        8.12%        8.16%        8.19%
5.29%.....................................        7.98%        8.02%        8.06%        8.09%        8.13%        8.17%
5.30%.....................................        7.95%        7.99%        8.03%        8.07%        8.10%        8.14%
5.31%.....................................        7.93%        7.97%        8.00%        8.04%        8.08%        8.11%
5.32%.....................................        7.90%        7.94%        7.98%        8.01%        8.05%        8.09%
5.33%.....................................        7.88%        7.91%        7.95%        7.99%        8.03%        8.06%
5.34%.....................................        7.85%        7.89%        7.92%        7.96%        8.00%        8.04%
5.35%.....................................        7.82%        7.86%        7.90%        7.94%        7.97%        8.01%
5.36%.....................................        7.80%        7.84%        7.87%        7.91%        7.95%        7.98%
5.37%.....................................        7.77%        7.81%        7.85%        7.88%        7.92%        7.96%
5.38%.....................................        7.75%        7.78%        7.82%        7.86%        7.90%        7.93%
5.39%.....................................        7.72%        7.76%        7.80%        7.83%        7.87%        7.91%
5.40%.....................................        7.70%        7.73%        7.77%        7.81%        7.84%        7.88%
5.41%.....................................        7.67%        7.71%        7.74%        7.78%        7.82%        7.85%
5.42%.....................................        7.64%        7.68%        7.72%        7.75%        7.79%        7.83%
5.43%.....................................        7.62%        7.66%        7.69%        7.73%        7.77%        7.80%
5.44%.....................................        7.59%        7.63%        7.67%        7.70%        7.74%        7.78%
5.45%.....................................        7.57%        7.60%        7.64%        7.68%        7.71%        7.75%
5.46%.....................................        7.54%        7.58%        7.61%        7.65%        7.69%        7.73%
5.47%.....................................        7.52%        7.55%        7.59%        7.63%        7.66%        7.70%
5.48%.....................................        7.49%        7.53%        7.56%        7.60%        7.64%        7.67%
5.49%.....................................        7.46%        7.50%        7.54%        7.57%        7.61%        7.65%
5.50%.....................................        7.44%        7.48%        7.51%        7.55%        7.59%        7.62%
5.51%.....................................        7.41%        7.45%        7.49%        7.52%        7.56%        7.60%
5.52%.....................................        7.39%        7.42%        7.46%        7.50%        7.53%        7.57%
5.53%.....................................        7.36%        7.40%        7.44%        7.47%        7.51%        7.54%
5.54%.....................................        7.34%        7.37%        7.41%        7.45%        7.48%        7.52%
5.55%.....................................        7.31%        7.35%        7.38%        7.42%        7.46%        7.49%
5.56%.....................................        7.29%        7.32%        7.36%        7.40%        7.43%        7.47%
5.57%.....................................        7.26%        7.30%        7.33%        7.37%        7.41%        7.44%
5.58%.....................................        7.24%        7.27%        7.31%        7.34%        7.38%        7.42%
5.59%.....................................        7.21%        7.25%        7.28%        7.32%        7.36%        7.39%
5.60%.....................................        7.19%        7.22%        7.26%        7.29%        7.33%        7.37%
5.61%.....................................        7.16%        7.20%        7.23%        7.27%        7.30%        7.34%
5.62%.....................................        7.13%        7.17%        7.21%        7.24%        7.28%        7.32%
5.63%.....................................        7.11%        7.15%        7.18%        7.22%        7.25%        7.29%
5.64%.....................................        7.08%        7.12%        7.16%        7.19%        7.23%        7.26%
5.65%.....................................        7.06%        7.10%        7.13%        7.17%        7.20%        7.24%
5.66%.....................................        7.03%        7.07%        7.11%        7.14%        7.18%        7.21%
5.67%.....................................        7.01%        7.04%        7.08%        7.12%        7.15%        7.19%
5.68%.....................................        6.98%        7.02%        7.06%        7.09%        7.13%        7.16%
5.69%.....................................        6.96%        6.99%        7.03%        7.07%        7.10%        7.14%
5.70%.....................................        6.93%        6.97%        7.01%        7.04%        7.08%        7.11%
5.71%.....................................        6.91%        6.94%        6.98%        7.02%        7.05%        7.09%
5.72%.....................................        6.88%        6.92%        6.96%        6.99%        7.03%        7.06%
5.73%.....................................        6.86%        6.89%        6.93%        6.97%        7.00%        7.04%
5.74%.....................................        6.83%        6.87%        6.91%        6.94%        6.98%        7.01%
5.75%.....................................        6.81%        6.84%        6.88%        6.92%        6.95%        6.99%
5.76%.....................................        6.78%        6.82%        6.86%        6.89%        6.93%        6.96%
5.77%.....................................        6.76%        6.79%        6.83%        6.87%        6.90%        6.94%
5.78%.....................................        6.73%        6.77%        6.81%        6.84%        6.88%        6.91%
5.79%.....................................        6.71%        6.74%        6.78%        6.82%        6.85%        6.89%
5.80%.....................................        6.68%        6.72%        6.76%        6.79%        6.83%        6.86%
5.81%.....................................        6.66%        6.70%        6.73%        6.77%        6.80%        6.84%
5.82%.....................................        6.64%        6.67%        6.71%        6.74%        6.78%        6.81%
5.83%.....................................        6.61%        6.65%        6.68%        6.72%        6.75%        6.79%
5.84%.....................................        6.59%        6.62%        6.66%        6.69%        6.73%        6.76%
5.85%.....................................        6.56%        6.60%        6.63%        6.67%        6.70%        6.74%
5.86%.....................................        6.54%        6.57%        6.61%        6.64%        6.68%        6.71%
5.87%.....................................        6.51%        6.55%        6.58%        6.62%        6.65%        6.69%
5.88%.....................................        6.49%        6.52%        6.56%        6.59%        6.63%        6.66%
5.89%.....................................        6.46%        6.50%        6.53%        6.57%        6.60%        6.64%
5.90%.....................................        6.44%        6.47%        6.51%        6.54%        6.58%        6.61%
5.91%.....................................        6.41%        6.45%        6.48%        6.52%        6.55%        6.59%
5.92%.....................................        6.39%        6.42%        6.46%        6.49%        6.53%        6.56%
5.93%.....................................        6.36%        6.40%        6.43%        6.47%        6.50%        6.54%
5.94%.....................................        6.34%        6.37%        6.41%        6.44%        6.48%        6.51%
5.95%.....................................        6.32%        6.35%        6.38%        6.42%        6.45%        6.49%
5.96%.....................................        6.29%        6.33%        6.36%        6.40%        6.43%        6.47%
5.97%.....................................        6.27%        6.30%        6.34%        6.37%        6.41%        6.44%
5.98%.....................................        6.24%        6.28%        6.31%        6.35%        6.38%        6.42%
5.99%.....................................        6.22%        6.25%        6.29%        6.32%        6.36%        6.39%
6.00%.....................................        6.19%        6.23%        6.26%        6.30%        6.33%        6.37%


10 YEAR BENCHMARK TREASURY YIELD               5.62%        5.63%        5.64%        5.65%
------------------------------------------  -----------  -----------  -----------  -----------
5.20%.....................................        8.44%        8.48%        8.52%        8.56%
5.21%.....................................        8.42%        8.45%        8.49%        8.53%
5.22%.....................................        8.39%        8.43%        8.46%        8.50%
5.23%.....................................        8.36%        8.40%        8.44%        8.48%
5.24%.....................................        8.34%        8.37%        8.41%        8.45%
5.25%.....................................        8.31%        8.35%        8.39%        8.42%
5.26%.....................................        8.28%        8.32%        8.36%        8.40%
5.27%.....................................        8.26%        8.29%        8.33%        8.37%
5.28%.....................................        8.23%        8.27%        8.31%        8.34%
5.29%.....................................        8.20%        8.24%        8.28%        8.32%
5.30%.....................................        8.18%        8.22%        8.25%        8.29%
5.31%.....................................        8.15%        8.19%        8.23%        8.27%
5.32%.....................................        8.13%        8.16%        8.20%        8.24%
5.33%.....................................        8.10%        8.14%        8.17%        8.21%
5.34%.....................................        8.07%        8.11%        8.15%        8.19%
5.35%.....................................        8.05%        8.08%        8.12%        8.16%
5.36%.....................................        8.02%        8.06%        8.10%        8.13%
5.37%.....................................        8.00%        8.03%        8.07%        8.11%
5.38%.....................................        7.97%        8.01%        8.04%        8.08%
5.39%.....................................        7.94%        7.98%        8.02%        8.06%
5.40%.....................................        7.92%        7.95%        7.99%        8.03%
5.41%.....................................        7.89%        7.93%        7.97%        8.00%
5.42%.....................................        7.87%        7.90%        7.94%        7.98%
5.43%.....................................        7.84%        7.88%        7.91%        7.95%
5.44%.....................................        7.81%        7.85%        7.89%        7.92%
5.45%.....................................        7.79%        7.82%        7.86%        7.90%
5.46%.....................................        7.76%        7.80%        7.84%        7.87%
5.47%.....................................        7.74%        7.77%        7.81%        7.85%
5.48%.....................................        7.71%        7.75%        7.78%        7.82%
5.49%.....................................        7.68%        7.72%        7.76%        7.79%
5.50%.....................................        7.66%        7.70%        7.73%        7.77%
5.51%.....................................        7.63%        7.67%        7.71%        7.74%
5.52%.....................................        7.61%        7.64%        7.68%        7.72%
5.53%.....................................        7.58%        7.62%        7.65%        7.69%
5.54%.....................................        7.56%        7.59%        7.63%        7.67%
5.55%.....................................        7.53%        7.57%        7.60%        7.64%
5.56%.....................................        7.50%        7.54%        7.58%        7.61%
5.57%.....................................        7.48%        7.52%        7.55%        7.59%
5.58%.....................................        7.45%        7.49%        7.53%        7.56%
5.59%.....................................        7.43%        7.46%        7.50%        7.54%
5.60%.....................................        7.40%        7.44%        7.48%        7.51%
5.61%.....................................        7.38%        7.41%        7.45%        7.49%
5.62%.....................................        7.35%        7.39%        7.42%        7.46%
5.63%.....................................        7.33%        7.36%        7.40%        7.44%
5.64%.....................................        7.30%        7.34%        7.37%        7.41%
5.65%.....................................        7.28%        7.31%        7.35%        7.38%
5.66%.....................................        7.25%        7.29%        7.32%        7.36%
5.67%.....................................        7.22%        7.26%        7.30%        7.33%
5.68%.....................................        7.20%        7.24%        7.27%        7.31%
5.69%.....................................        7.17%        7.21%        7.25%        7.28%
5.70%.....................................        7.15%        7.18%        7.22%        7.26%
5.71%.....................................        7.12%        7.16%        7.20%        7.23%
5.72%.....................................        7.10%        7.13%        7.17%        7.21%
5.73%.....................................        7.07%        7.11%        7.14%        7.18%
5.74%.....................................        7.05%        7.08%        7.12%        7.16%
5.75%.....................................        7.02%        7.06%        7.09%        7.13%
5.76%.....................................        7.00%        7.03%        7.07%        7.11%
5.77%.....................................        6.97%        7.01%        7.04%        7.08%
5.78%.....................................        6.95%        6.98%        7.02%        7.05%
5.79%.....................................        6.92%        6.96%        6.99%        7.03%
5.80%.....................................        6.90%        6.93%        6.97%        7.00%
5.81%.....................................        6.87%        6.91%        6.94%        6.98%
5.82%.....................................        6.85%        6.88%        6.92%        6.95%
5.83%.....................................        6.82%        6.86%        6.89%        6.93%
5.84%.....................................        6.80%        6.83%        6.87%        6.90%
5.85%.....................................        6.77%        6.81%        6.84%        6.88%
5.86%.....................................        6.75%        6.78%        6.82%        6.85%
5.87%.....................................        6.72%        6.76%        6.79%        6.83%
5.88%.....................................        6.70%        6.73%        6.77%        6.80%
5.89%.....................................        6.67%        6.71%        6.74%        6.78%
5.90%.....................................        6.65%        6.68%        6.72%        6.75%
5.91%.....................................        6.62%        6.66%        6.69%        6.73%
5.92%.....................................        6.60%        6.63%        6.67%        6.70%
5.93%.....................................        6.57%        6.61%        6.64%        6.68%
5.94%.....................................        6.55%        6.58%        6.62%        6.65%
5.95%.....................................        6.52%        6.56%        6.59%        6.63%
5.96%.....................................        6.50%        6.54%        6.57%        6.61%
5.97%.....................................        6.48%        6.51%        6.55%        6.58%
5.98%.....................................        6.45%        6.49%        6.52%        6.56%
5.99%.....................................        6.43%        6.46%        6.50%        6.53%
6.00%.....................................        6.40%        6.44%        6.47%        6.51%

                                     F-2-1

                                   TABLE F-2

                  MATRIX OF EXTENSION COUPONS OF THE NEW NOTES

                                                                  30 YEAR BENCHMARK TREASURY YIELD
                                            ----------------------------------------------------------------------------
10 YEAR BENCHMARK TREASURY YIELD               5.66%        5.67%        5.68%        5.69%        5.70%        5.71%
------------------------------------------  -----------  -----------  -----------  -----------  -----------  -----------
5.20%.....................................        8.59%        8.63%        8.67%        8.71%        8.75%        8.79%
5.21%.....................................        8.57%        8.61%        8.64%        8.68%        8.72%        8.76%
5.22%.....................................        8.54%        8.58%        8.62%        8.66%        8.69%        8.73%
5.23%.....................................        8.51%        8.55%        8.59%        8.63%        8.67%        8.71%
5.24%.....................................        8.49%        8.53%        8.56%        8.60%        8.64%        8.68%
5.25%.....................................        8.46%        8.50%        8.54%        8.58%        8.61%        8.65%
5.26%.....................................        8.43%        8.47%        8.51%        8.55%        8.59%        8.63%
5.27%.....................................        8.41%        8.45%        8.48%        8.52%        8.56%        8.60%
5.28%.....................................        8.38%        8.42%        8.46%        8.50%        8.53%        8.57%
5.29%.....................................        8.36%        8.39%        8.43%        8.47%        8.51%        8.55%
5.30%.....................................        8.33%        8.37%        8.40%        8.44%        8.48%        8.52%
5.31%.....................................        8.30%        8.34%        8.38%        8.42%        8.45%        8.49%
5.32%.....................................        8.28%        8.31%        8.35%        8.39%        8.43%        8.47%
5.33%.....................................        8.25%        8.29%        8.33%        8.36%        8.40%        8.44%
5.34%.....................................        8.22%        8.26%        8.30%        8.34%        8.37%        8.41%
5.35%.....................................        8.20%        8.23%        8.27%        8.31%        8.35%        8.39%
5.36%.....................................        8.17%        8.21%        8.25%        8.28%        8.32%        8.36%
5.37%.....................................        8.14%        8.18%        8.22%        8.26%        8.30%        8.33%
5.38%.....................................        8.12%        8.16%        8.19%        8.23%        8.27%        8.31%
5.39%.....................................        8.09%        8.13%        8.17%        8.20%        8.24%        8.28%
5.40%.....................................        8.07%        8.10%        8.14%        8.18%        8.22%        8.25%
5.41%.....................................        8.04%        8.08%        8.11%        8.15%        8.19%        8.23%
5.42%.....................................        8.01%        8.05%        8.09%        8.13%        8.16%        8.20%
5.43%.....................................        7.99%        8.03%        8.06%        8.10%        8.14%        8.17%
5.44%.....................................        7.96%        8.00%        8.04%        8.07%        8.11%        8.15%
5.45%.....................................        7.94%        7.97%        8.01%        8.05%        8.09%        8.12%
5.46%.....................................        7.91%        7.95%        7.98%        8.02%        8.06%        8.10%
5.47%.....................................        7.88%        7.92%        7.96%        8.00%        8.03%        8.07%
5.48%.....................................        7.86%        7.90%        7.93%        7.97%        8.01%        8.04%
5.49%.....................................        7.83%        7.87%        7.91%        7.94%        7.98%        8.02%
5.50%.....................................        7.81%        7.84%        7.88%        7.92%        7.95%        7.99%
5.51%.....................................        7.78%        7.82%        7.85%        7.89%        7.93%        7.97%
5.52%.....................................        7.75%        7.79%        7.83%        7.87%        7.90%        7.94%
5.53%.....................................        7.73%        7.77%        7.80%        7.84%        7.88%        7.91%
5.54%.....................................        7.70%        7.74%        7.78%        7.81%        7.85%        7.89%
5.55%.....................................        7.68%        7.71%        7.75%        7.79%        7.82%        7.86%
5.56%.....................................        7.65%        7.69%        7.72%        7.76%        7.80%        7.84%
5.57%.....................................        7.63%        7.66%        7.70%        7.74%        7.77%        7.81%
5.58%.....................................        7.60%        7.64%        7.67%        7.71%        7.75%        7.78%
5.59%.....................................        7.57%        7.61%        7.65%        7.68%        7.72%        7.76%
5.60%.....................................        7.55%        7.58%        7.62%        7.66%        7.69%        7.73%
5.61%.....................................        7.52%        7.56%        7.60%        7.63%        7.67%        7.71%
5.62%.....................................        7.50%        7.53%        7.57%        7.61%        7.64%        7.68%
5.63%.....................................        7.47%        7.51%        7.54%        7.58%        7.62%        7.65%
5.64%.....................................        7.45%        7.48%        7.52%        7.56%        7.59%        7.63%
5.65%.....................................        7.42%        7.46%        7.49%        7.53%        7.57%        7.60%
5.66%.....................................        7.39%        7.43%        7.47%        7.50%        7.54%        7.58%
5.67%.....................................        7.37%        7.41%        7.44%        7.48%        7.51%        7.55%
5.68%.....................................        7.34%        7.38%        7.42%        7.45%        7.49%        7.53%
5.69%.....................................        7.32%        7.35%        7.39%        7.43%        7.46%        7.50%
5.70%.....................................        7.29%        7.33%        7.37%        7.40%        7.44%        7.47%
5.71%.....................................        7.27%        7.30%        7.34%        7.38%        7.41%        7.45%
5.72%.....................................        7.24%        7.28%        7.31%        7.35%        7.39%        7.42%
5.73%.....................................        7.22%        7.25%        7.29%        7.33%        7.36%        7.40%
5.74%.....................................        7.19%        7.23%        7.26%        7.30%        7.34%        7.37%
5.75%.....................................        7.17%        7.20%        7.24%        7.27%        7.31%        7.35%
5.76%.....................................        7.14%        7.18%        7.21%        7.25%        7.29%        7.32%
5.77%.....................................        7.12%        7.15%        7.19%        7.22%        7.26%        7.30%
5.78%.....................................        7.09%        7.13%        7.16%        7.20%        7.23%        7.27%
5.79%.....................................        7.07%        7.10%        7.14%        7.17%        7.21%        7.25%
5.80%.....................................        7.04%        7.08%        7.11%        7.15%        7.18%        7.22%
5.81%.....................................        7.01%        7.05%        7.09%        7.12%        7.16%        7.19%
5.82%.....................................        6.99%        7.03%        7.06%        7.10%        7.13%        7.17%
5.83%.....................................        6.96%        7.00%        7.04%        7.07%        7.11%        7.14%
5.84%.....................................        6.94%        6.98%        7.01%        7.05%        7.08%        7.12%
5.85%.....................................        6.91%        6.95%        6.99%        7.02%        7.06%        7.09%
5.86%.....................................        6.89%        6.93%        6.96%        7.00%        7.03%        7.07%
5.87%.....................................        6.86%        6.90%        6.94%        6.97%        7.01%        7.04%
5.88%.....................................        6.84%        6.88%        6.91%        6.95%        6.98%        7.02%
5.89%.....................................        6.81%        6.85%        6.89%        6.92%        6.96%        6.99%
5.90%.....................................        6.79%        6.83%        6.86%        6.90%        6.93%        6.97%
5.91%.....................................        6.76%        6.80%        6.84%        6.87%        6.91%        6.94%
5.92%.....................................        6.74%        6.78%        6.81%        6.85%        6.88%        6.92%
5.93%.....................................        6.71%        6.75%        6.79%        6.82%        6.86%        6.89%
5.94%.....................................        6.69%        6.73%        6.76%        6.80%        6.83%        6.87%
5.95%.....................................        6.67%        6.70%        6.74%        6.77%        6.81%        6.84%
5.96%.....................................        6.64%        6.68%        6.71%        6.75%        6.78%        6.82%
5.97%.....................................        6.62%        6.65%        6.69%        6.72%        6.76%        6.79%
5.98%.....................................        6.59%        6.63%        6.66%        6.70%        6.73%        6.77%
5.99%.....................................        6.57%        6.60%        6.64%        6.67%        6.71%        6.74%
6.00%.....................................        6.54%        6.58%        6.61%        6.65%        6.68%        6.72%


10 YEAR BENCHMARK TREASURY YIELD               5.72%        5.73%        5.74%        5.75%        5.76%        5.77%
------------------------------------------  -----------  -----------  -----------  -----------  -----------  -----------
5.20%.....................................        8.82%        8.86%        8.90%        8.94%        8.98%        9.02%
5.21%.....................................        8.80%        8.84%        8.87%        8.91%        8.95%        8.99%
5.22%.....................................        8.77%        8.81%        8.85%        8.89%        8.92%        8.96%
5.23%.....................................        8.74%        8.78%        8.82%        8.86%        8.90%        8.94%
5.24%.....................................        8.72%        8.76%        8.79%        8.83%        8.87%        8.91%
5.25%.....................................        8.69%        8.73%        8.77%        8.81%        8.84%        8.88%
5.26%.....................................        8.66%        8.70%        8.74%        8.78%        8.82%        8.86%
5.27%.....................................        8.64%        8.67%        8.71%        8.75%        8.79%        8.83%
5.28%.....................................        8.61%        8.65%        8.69%        8.72%        8.76%        8.80%
5.29%.....................................        8.58%        8.62%        8.66%        8.70%        8.74%        8.77%
5.30%.....................................        8.56%        8.59%        8.63%        8.67%        8.71%        8.75%
5.31%.....................................        8.53%        8.57%        8.61%        8.64%        8.68%        8.72%
5.32%.....................................        8.50%        8.54%        8.58%        8.62%        8.66%        8.69%
5.33%.....................................        8.48%        8.51%        8.55%        8.59%        8.63%        8.67%
5.34%.....................................        8.45%        8.49%        8.53%        8.56%        8.60%        8.64%
5.35%.....................................        8.42%        8.46%        8.50%        8.54%        8.58%        8.61%
5.36%.....................................        8.40%        8.43%        8.47%        8.51%        8.55%        8.59%
5.37%.....................................        8.37%        8.41%        8.45%        8.48%        8.52%        8.56%
5.38%.....................................        8.34%        8.38%        8.42%        8.46%        8.50%        8.53%
5.39%.....................................        8.32%        8.36%        8.39%        8.43%        8.47%        8.51%
5.40%.....................................        8.29%        8.33%        8.37%        8.40%        8.44%        8.48%
5.41%.....................................        8.26%        8.30%        8.34%        8.38%        8.42%        8.45%
5.42%.....................................        8.24%        8.28%        8.31%        8.35%        8.39%        8.43%
5.43%.....................................        8.21%        8.25%        8.29%        8.33%        8.36%        8.40%
5.44%.....................................        8.19%        8.22%        8.26%        8.30%        8.34%        8.37%
5.45%.....................................        8.16%        8.20%        8.23%        8.27%        8.31%        8.35%
5.46%.....................................        8.13%        8.17%        8.21%        8.25%        8.28%        8.32%
5.47%.....................................        8.11%        8.14%        8.18%        8.22%        8.26%        8.29%
5.48%.....................................        8.08%        8.12%        8.16%        8.19%        8.23%        8.27%
5.49%.....................................        8.05%        8.09%        8.13%        8.17%        8.20%        8.24%
5.50%.....................................        8.03%        8.07%        8.10%        8.14%        8.18%        8.22%
5.51%.....................................        8.00%        8.04%        8.08%        8.11%        8.15%        8.19%
5.52%.....................................        7.98%        8.01%        8.05%        8.09%        8.13%        8.16%
5.53%.....................................        7.95%        7.99%        8.02%        8.06%        8.10%        8.14%
5.54%.....................................        7.92%        7.96%        8.00%        8.04%        8.07%        8.11%
5.55%.....................................        7.90%        7.94%        7.97%        8.01%        8.05%        8.08%
5.56%.....................................        7.87%        7.91%        7.95%        7.98%        8.02%        8.06%
5.57%.....................................        7.85%        7.88%        7.92%        7.96%        7.99%        8.03%
5.58%.....................................        7.82%        7.86%        7.89%        7.93%        7.97%        8.01%
5.59%.....................................        7.79%        7.83%        7.87%        7.91%        7.94%        7.98%
5.60%.....................................        7.77%        7.81%        7.84%        7.88%        7.92%        7.95%
5.61%.....................................        7.74%        7.78%        7.82%        7.85%        7.89%        7.93%
5.62%.....................................        7.72%        7.75%        7.79%        7.83%        7.86%        7.90%
5.63%.....................................        7.69%        7.73%        7.76%        7.80%        7.84%        7.88%
5.64%.....................................        7.67%        7.70%        7.74%        7.78%        7.81%        7.85%
5.65%.....................................        7.64%        7.68%        7.71%        7.75%        7.79%        7.82%
5.66%.....................................        7.61%        7.65%        7.69%        7.72%        7.76%        7.80%
5.67%.....................................        7.59%        7.62%        7.66%        7.70%        7.73%        7.77%
5.68%.....................................        7.56%        7.60%        7.64%        7.67%        7.71%        7.75%
5.69%.....................................        7.54%        7.57%        7.61%        7.65%        7.68%        7.72%
5.70%.....................................        7.51%        7.55%        7.58%        7.62%        7.66%        7.69%
5.71%.....................................        7.49%        7.52%        7.56%        7.59%        7.63%        7.67%
5.72%.....................................        7.46%        7.50%        7.53%        7.57%        7.61%        7.64%
5.73%.....................................        7.43%        7.47%        7.51%        7.54%        7.58%        7.62%
5.74%.....................................        7.41%        7.44%        7.48%        7.52%        7.55%        7.59%
5.75%.....................................        7.38%        7.42%        7.46%        7.49%        7.53%        7.57%
5.76%.....................................        7.36%        7.39%        7.43%        7.47%        7.50%        7.54%
5.77%.....................................        7.33%        7.37%        7.40%        7.44%        7.48%        7.51%
5.78%.....................................        7.31%        7.34%        7.38%        7.42%        7.45%        7.49%
5.79%.....................................        7.28%        7.32%        7.35%        7.39%        7.43%        7.46%
5.80%.....................................        7.26%        7.29%        7.33%        7.36%        7.40%        7.44%
5.81%.....................................        7.23%        7.27%        7.30%        7.34%        7.37%        7.41%
5.82%.....................................        7.21%        7.24%        7.28%        7.31%        7.35%        7.39%
5.83%.....................................        7.18%        7.22%        7.25%        7.29%        7.32%        7.36%
5.84%.....................................        7.15%        7.19%        7.23%        7.26%        7.30%        7.33%
5.85%.....................................        7.13%        7.16%        7.20%        7.24%        7.27%        7.31%
5.86%.....................................        7.10%        7.14%        7.18%        7.21%        7.25%        7.28%
5.87%.....................................        7.08%        7.11%        7.15%        7.19%        7.22%        7.26%
5.88%.....................................        7.05%        7.09%        7.13%        7.16%        7.20%        7.23%
5.89%.....................................        7.03%        7.06%        7.10%        7.14%        7.17%        7.21%
5.90%.....................................        7.00%        7.04%        7.07%        7.11%        7.15%        7.18%
5.91%.....................................        6.98%        7.01%        7.05%        7.09%        7.12%        7.16%
5.92%.....................................        6.95%        6.99%        7.02%        7.06%        7.10%        7.13%
5.93%.....................................        6.93%        6.96%        7.00%        7.03%        7.07%        7.11%
5.94%.....................................        6.90%        6.94%        6.97%        7.01%        7.05%        7.08%
5.95%.....................................        6.88%        6.91%        6.95%        6.98%        7.02%        7.06%
5.96%.....................................        6.85%        6.89%        6.92%        6.96%        6.99%        7.03%
5.97%.....................................        6.83%        6.86%        6.90%        6.93%        6.97%        7.01%
5.98%.....................................        6.80%        6.84%        6.87%        6.91%        6.94%        6.98%
5.99%.....................................        6.78%        6.81%        6.85%        6.88%        6.92%        6.96%
6.00%.....................................        6.75%        6.79%        6.82%        6.86%        6.89%        6.93%


10 YEAR BENCHMARK TREASURY YIELD               5.78%        5.79%        5.80%        5.81%
------------------------------------------  -----------  -----------  -----------  -----------
5.20%.....................................        9.06%        9.09%        9.13%        9.17%
5.21%.....................................        9.03%        9.07%        9.11%        9.15%
5.22%.....................................        9.00%        9.04%        9.08%        9.12%
5.23%.....................................        8.97%        9.01%        9.05%        9.09%
5.24%.....................................        8.95%        8.99%        9.03%        9.06%
5.25%.....................................        8.92%        8.96%        9.00%        9.04%
5.26%.....................................        8.89%        8.93%        8.97%        9.01%
5.27%.....................................        8.87%        8.91%        8.94%        8.98%
5.28%.....................................        8.84%        8.88%        8.92%        8.96%
5.29%.....................................        8.81%        8.85%        8.89%        8.93%
5.30%.....................................        8.79%        8.82%        8.86%        8.90%
5.31%.....................................        8.76%        8.80%        8.84%        8.87%
5.32%.....................................        8.73%        8.77%        8.81%        8.85%
5.33%.....................................        8.71%        8.74%        8.78%        8.82%
5.34%.....................................        8.68%        8.72%        8.76%        8.79%
5.35%.....................................        8.65%        8.69%        8.73%        8.77%
5.36%.....................................        8.63%        8.66%        8.70%        8.74%
5.37%.....................................        8.60%        8.64%        8.67%        8.71%
5.38%.....................................        8.57%        8.61%        8.65%        8.69%
5.39%.....................................        8.55%        8.58%        8.62%        8.66%
5.40%.....................................        8.52%        8.56%        8.59%        8.63%
5.41%.....................................        8.49%        8.53%        8.57%        8.61%
5.42%.....................................        8.47%        8.50%        8.54%        8.58%
5.43%.....................................        8.44%        8.48%        8.51%        8.55%
5.44%.....................................        8.41%        8.45%        8.49%        8.53%
5.45%.....................................        8.39%        8.42%        8.46%        8.50%
5.46%.....................................        8.36%        8.40%        8.43%        8.47%
5.47%.....................................        8.33%        8.37%        8.41%        8.45%
5.48%.....................................        8.31%        8.34%        8.38%        8.42%
5.49%.....................................        8.28%        8.32%        8.36%        8.39%
5.50%.....................................        8.25%        8.29%        8.33%        8.37%
5.51%.....................................        8.23%        8.26%        8.30%        8.34%
5.52%.....................................        8.20%        8.24%        8.28%        8.31%
5.53%.....................................        8.17%        8.21%        8.25%        8.29%
5.54%.....................................        8.15%        8.19%        8.22%        8.26%
5.55%.....................................        8.12%        8.16%        8.20%        8.23%
5.56%.....................................        8.10%        8.13%        8.17%        8.21%
5.57%.....................................        8.07%        8.11%        8.14%        8.18%
5.58%.....................................        8.04%        8.08%        8.12%        8.16%
5.59%.....................................        8.02%        8.05%        8.09%        8.13%
5.60%.....................................        7.99%        8.03%        8.07%        8.10%
5.61%.....................................        7.96%        8.00%        8.04%        8.08%
5.62%.....................................        7.94%        7.98%        8.01%        8.05%
5.63%.....................................        7.91%        7.95%        7.99%        8.02%
5.64%.....................................        7.89%        7.92%        7.96%        8.00%
5.65%.....................................        7.86%        7.90%        7.93%        7.97%
5.66%.....................................        7.83%        7.87%        7.91%        7.95%
5.67%.....................................        7.81%        7.85%        7.88%        7.92%
5.68%.....................................        7.78%        7.82%        7.86%        7.89%
5.69%.....................................        7.76%        7.79%        7.83%        7.87%
5.70%.....................................        7.73%        7.77%        7.80%        7.84%
5.71%.....................................        7.70%        7.74%        7.78%        7.82%
5.72%.....................................        7.68%        7.72%        7.75%        7.79%
5.73%.....................................        7.65%        7.69%        7.73%        7.76%
5.74%.....................................        7.63%        7.66%        7.70%        7.74%
5.75%.....................................        7.60%        7.64%        7.68%        7.71%
5.76%.....................................        7.58%        7.61%        7.65%        7.69%
5.77%.....................................        7.55%        7.59%        7.62%        7.66%
5.78%.....................................        7.52%        7.56%        7.60%        7.63%
5.79%.....................................        7.50%        7.54%        7.57%        7.61%
5.80%.....................................        7.47%        7.51%        7.55%        7.58%
5.81%.....................................        7.45%        7.48%        7.52%        7.56%
5.82%.....................................        7.42%        7.46%        7.50%        7.53%
5.83%.....................................        7.40%        7.43%        7.47%        7.51%
5.84%.....................................        7.37%        7.41%        7.44%        7.48%
5.85%.....................................        7.35%        7.38%        7.42%        7.45%
5.86%.....................................        7.32%        7.36%        7.39%        7.43%
5.87%.....................................        7.29%        7.33%        7.37%        7.40%
5.88%.....................................        7.27%        7.31%        7.34%        7.38%
5.89%.....................................        7.24%        7.28%        7.32%        7.35%
5.90%.....................................        7.22%        7.25%        7.29%        7.33%
5.91%.....................................        7.19%        7.23%        7.27%        7.30%
5.92%.....................................        7.17%        7.20%        7.24%        7.28%
5.93%.....................................        7.14%        7.18%        7.21%        7.25%
5.94%.....................................        7.12%        7.15%        7.19%        7.22%
5.95%.....................................        7.09%        7.13%        7.16%        7.20%
5.96%.....................................        7.07%        7.10%        7.14%        7.17%
5.97%.....................................        7.04%        7.08%        7.11%        7.15%
5.98%.....................................        7.02%        7.05%        7.09%        7.12%
5.99%.....................................        6.99%        7.03%        7.06%        7.10%
6.00%.....................................        6.97%        7.00%        7.04%        7.07%

                                     F-2-2

                                   TABLE F-2

                  MATRIX OF EXTENSION COUPONS OF THE NEW NOTES

                                                                  30 YEAR BENCHMARK TREASURY YIELD
                                            ----------------------------------------------------------------------------
10 YEAR BENCHMARK TREASURY YIELD               5.82%        5.83%        5.84%        5.90%        5.91%        5.85%
------------------------------------------  -----------  -----------  -----------  -----------  -----------  -----------
5.20%.....................................        9.21%        9.25%        9.29%        9.33%        9.37%        9.41%
5.21%.....................................        9.18%        9.22%        9.26%        9.30%        9.34%        9.38%
5.22%.....................................        9.16%        9.20%        9.24%        9.27%        9.31%        9.35%
5.23%.....................................        9.13%        9.17%        9.21%        9.25%        9.29%        9.33%
5.24%.....................................        9.10%        9.14%        9.18%        9.22%        9.26%        9.30%
5.25%.....................................        9.08%        9.11%        9.15%        9.19%        9.23%        9.27%
5.26%.....................................        9.05%        9.09%        9.13%        9.17%        9.20%        9.24%
5.27%.....................................        9.02%        9.06%        9.10%        9.14%        9.18%        9.22%
5.28%.....................................        8.99%        9.03%        9.07%        9.11%        9.15%        9.19%
5.29%.....................................        8.97%        9.01%        9.04%        9.08%        9.12%        9.16%
5.30%.....................................        8.94%        8.98%        9.02%        9.25%        9.29%        9.06%
5.31%.....................................        8.91%        8.95%        8.99%        9.22%        9.26%        9.03%
5.32%.....................................        8.89%        8.92%        8.96%        9.20%        9.24%        9.00%
5.33%.....................................        8.86%        8.90%        8.94%        9.17%        9.21%        8.97%
5.34%.....................................        8.83%        8.87%        8.91%        9.14%        9.18%        8.95%
5.35%.....................................        8.81%        8.84%        8.88%        9.11%        9.15%        8.92%
5.36%.....................................        8.78%        8.82%        8.86%        9.09%        9.13%        8.89%
5.37%.....................................        8.75%        8.79%        8.83%        9.06%        9.10%        8.87%
5.38%.....................................        8.72%        8.76%        8.80%        9.03%        9.07%        8.84%
5.39%.....................................        8.70%        8.74%        8.77%        9.01%        9.04%        8.81%
5.40%.....................................        8.67%        8.71%        8.75%        8.98%        9.02%        8.79%
5.41%.....................................        8.64%        8.68%        8.72%        8.95%        8.99%        8.76%
5.42%.....................................        8.62%        8.66%        8.69%        8.92%        8.96%        8.73%
5.43%.....................................        8.59%        8.63%        8.67%        8.90%        8.94%        8.71%
5.44%.....................................        8.56%        8.60%        8.64%        8.87%        8.91%        8.68%
5.45%.....................................        8.54%        8.58%        8.61%        8.84%        8.88%        8.65%
5.46%.....................................        8.51%        8.55%        8.59%        8.82%        8.85%        8.62%
5.47%.....................................        8.48%        8.52%        8.56%        8.79%        8.83%        8.60%
5.48%.....................................        8.46%        8.50%        8.53%        8.76%        8.80%        8.57%
5.49%.....................................        8.43%        8.47%        8.51%        8.74%        8.77%        8.54%
5.50%.....................................        8.40%        8.44%        8.48%        8.71%        8.75%        8.52%
5.51%.....................................        8.38%        8.42%        8.45%        8.68%        8.72%        8.49%
5.52%.....................................        8.35%        8.39%        8.43%        8.66%        8.69%        8.46%
5.53%.....................................        8.32%        8.36%        8.40%        8.63%        8.67%        8.44%
5.54%.....................................        8.30%        8.34%        8.37%        8.60%        8.64%        8.41%
5.55%.....................................        8.27%        8.31%        8.35%        8.57%        8.61%        8.39%
5.56%.....................................        8.25%        8.28%        8.32%        8.55%        8.59%        8.36%
5.57%.....................................        8.22%        8.26%        8.29%        8.52%        8.56%        8.33%
5.58%.....................................        8.19%        8.23%        8.27%        8.49%        8.53%        8.31%
5.59%.....................................        8.17%        8.20%        8.24%        8.47%        8.51%        8.28%
5.60%.....................................        8.14%        8.18%        8.22%        8.44%        8.48%        8.25%
5.61%.....................................        8.11%        8.15%        8.19%        8.42%        8.45%        8.23%
5.62%.....................................        8.09%        8.13%        8.16%        8.39%        8.43%        8.20%
5.63%.....................................        8.06%        8.10%        8.14%        8.36%        8.40%        8.17%
5.64%.....................................        8.04%        8.07%        8.11%        8.34%        8.37%        8.15%
5.65%.....................................        8.01%        8.05%        8.08%        8.31%        8.35%        8.12%
5.66%.....................................        7.98%        8.02%        8.06%        8.28%        8.32%        8.09%
5.67%.....................................        7.96%        7.99%        8.03%        8.26%        8.29%        8.07%
5.68%.....................................        7.93%        7.97%        8.01%        8.23%        8.27%        8.04%
5.69%.....................................        7.90%        7.94%        7.98%        8.20%        8.24%        8.02%
5.70%.....................................        7.88%        7.92%        7.95%        8.18%        8.21%        7.99%
5.71%.....................................        7.85%        7.89%        7.93%        8.15%        8.19%        7.96%
5.72%.....................................        7.83%        7.86%        7.90%        8.12%        8.16%        7.94%
5.73%.....................................        7.80%        7.84%        7.87%        8.10%        8.14%        7.91%
5.74%.....................................        7.77%        7.81%        7.85%        8.07%        8.11%        7.89%
5.75%.....................................        7.75%        7.79%        7.82%        8.05%        8.08%        7.86%
5.76%.....................................        7.72%        7.76%        7.80%        8.02%        8.06%        7.83%
5.77%.....................................        7.70%        7.73%        7.77%        7.99%        8.03%        7.81%
5.78%.....................................        7.67%        7.71%        7.74%        7.97%        8.00%        7.78%
5.79%.....................................        7.65%        7.68%        7.72%        7.94%        7.98%        7.76%
5.80%.....................................        7.62%        7.66%        7.69%        7.91%        7.95%        7.73%
5.81%.....................................        7.59%        7.63%        7.67%        7.89%        7.93%        7.70%
5.82%.....................................        7.57%        7.60%        7.64%        7.86%        7.90%        7.68%
5.83%.....................................        7.54%        7.58%        7.62%        7.84%        7.87%        7.65%
5.84%.....................................        7.52%        7.55%        7.59%        7.81%        7.85%        7.63%
5.85%.....................................        7.49%        7.53%        7.56%        7.78%        7.82%        7.60%
5.86%.....................................        7.47%        7.50%        7.54%        7.76%        7.80%        7.57%
5.87%.....................................        7.44%        7.48%        7.51%        7.73%        7.77%        7.55%
5.88%.....................................        7.41%        7.45%        7.49%        7.71%        7.74%        7.52%
5.89%.....................................        7.39%        7.42%        7.46%        7.68%        7.72%        7.50%
5.90%.....................................        7.36%        7.40%        7.44%        7.65%        7.69%        7.47%
5.91%.....................................        7.34%        7.37%        7.41%        7.63%        7.67%        7.45%
5.92%.....................................        7.31%        7.35%        7.38%        7.60%        7.64%        7.42%
5.93%.....................................        7.29%        7.32%        7.36%        7.58%        7.61%        7.39%
5.94%.....................................        7.26%        7.30%        7.33%        7.55%        7.59%        7.37%
5.95%.....................................        7.24%        7.27%        7.31%        7.53%        7.56%        7.34%
5.96%.....................................        7.21%        7.25%        7.28%        7.50%        7.54%        7.32%
5.97%.....................................        7.18%        7.22%        7.26%        7.47%        7.51%        7.29%
5.98%.....................................        7.16%        7.20%        7.23%        7.45%        7.49%        7.27%
5.99%.....................................        7.13%        7.17%        7.21%        7.42%        7.46%        7.24%
6.00%.....................................        7.11%        7.14%        7.18%        7.40%        7.43%        7.22%


10 YEAR BENCHMARK TREASURY YIELD               5.86%        5.87%        5.88%        5.89%        5.92%        5.93%
------------------------------------------  -----------  -----------  -----------  -----------  -----------  -----------
5.20%.....................................        9.45%        9.49%        9.53%        9.57%        9.61%        9.65%
5.21%.....................................        9.42%        9.46%        9.50%        9.54%        9.58%        9.62%
5.22%.....................................        9.39%        9.43%        9.47%        9.51%        9.55%        9.59%
5.23%.....................................        9.36%        9.40%        9.44%        9.48%        9.52%        9.56%
5.24%.....................................        9.34%        9.38%        9.42%        9.46%        9.49%        9.53%
5.25%.....................................        9.31%        9.35%        9.39%        9.43%        9.47%        9.51%
5.26%.....................................        9.28%        9.32%        9.36%        9.40%        9.44%        9.48%
5.27%.....................................        9.25%        9.29%        9.33%        9.37%        9.41%        9.45%
5.28%.....................................        9.23%        9.27%        9.31%        9.35%        9.38%        9.42%
5.29%.....................................        9.20%        9.24%        9.28%        9.32%        9.36%        9.40%
5.30%.....................................        9.10%        9.13%        9.17%        9.21%        9.33%        9.37%
5.31%.....................................        9.07%        9.11%        9.15%        9.18%        9.30%        9.34%
5.32%.....................................        9.04%        9.08%        9.12%        9.16%        9.27%        9.31%
5.33%.....................................        9.01%        9.05%        9.09%        9.13%        9.25%        9.29%
5.34%.....................................        8.99%        9.03%        9.06%        9.10%        9.22%        9.26%
5.35%.....................................        8.96%        9.00%        9.04%        9.08%        9.19%        9.23%
5.36%.....................................        8.93%        8.97%        9.01%        9.05%        9.17%        9.20%
5.37%.....................................        8.91%        8.94%        8.98%        9.02%        9.14%        9.18%
5.38%.....................................        8.88%        8.92%        8.96%        8.99%        9.11%        9.15%
5.39%.....................................        8.85%        8.89%        8.93%        8.97%        9.08%        9.12%
5.40%.....................................        8.82%        8.86%        8.90%        8.94%        9.06%        9.09%
5.41%.....................................        8.80%        8.84%        8.87%        8.91%        9.03%        9.07%
5.42%.....................................        8.77%        8.81%        8.85%        8.89%        9.00%        9.04%
5.43%.....................................        8.74%        8.78%        8.82%        8.86%        8.97%        9.01%
5.44%.....................................        8.72%        8.75%        8.79%        8.83%        8.95%        8.99%
5.45%.....................................        8.69%        8.73%        8.77%        8.81%        8.92%        8.96%
5.46%.....................................        8.66%        8.70%        8.74%        8.78%        8.89%        8.93%
5.47%.....................................        8.64%        8.67%        8.71%        8.75%        8.87%        8.90%
5.48%.....................................        8.61%        8.65%        8.69%        8.72%        8.84%        8.88%
5.49%.....................................        8.58%        8.62%        8.66%        8.70%        8.81%        8.85%
5.50%.....................................        8.56%        8.59%        8.63%        8.67%        8.79%        8.82%
5.51%.....................................        8.53%        8.57%        8.61%        8.64%        8.76%        8.80%
5.52%.....................................        8.50%        8.54%        8.58%        8.62%        8.73%        8.77%
5.53%.....................................        8.48%        8.51%        8.55%        8.59%        8.70%        8.74%
5.54%.....................................        8.45%        8.49%        8.53%        8.56%        8.68%        8.72%
5.55%.....................................        8.42%        8.46%        8.50%        8.54%        8.65%        8.69%
5.56%.....................................        8.40%        8.43%        8.47%        8.51%        8.62%        8.66%
5.57%.....................................        8.37%        8.41%        8.45%        8.48%        8.60%        8.64%
5.58%.....................................        8.34%        8.38%        8.42%        8.46%        8.57%        8.61%
5.59%.....................................        8.32%        8.35%        8.39%        8.43%        8.54%        8.58%
5.60%.....................................        8.29%        8.33%        8.37%        8.40%        8.52%        8.56%
5.61%.....................................        8.26%        8.30%        8.34%        8.38%        8.49%        8.53%
5.62%.....................................        8.24%        8.28%        8.31%        8.35%        8.46%        8.50%
5.63%.....................................        8.21%        8.25%        8.29%        8.32%        8.44%        8.48%
5.64%.....................................        8.18%        8.22%        8.26%        8.30%        8.41%        8.45%
5.65%.....................................        8.16%        8.20%        8.23%        8.27%        8.38%        8.42%
5.66%.....................................        8.13%        8.17%        8.21%        8.24%        8.36%        8.40%
5.67%.....................................        8.11%        8.14%        8.18%        8.22%        8.33%        8.37%
5.68%.....................................        8.08%        8.12%        8.15%        8.19%        8.30%        8.34%
5.69%.....................................        8.05%        8.09%        8.13%        8.17%        8.28%        8.32%
5.70%.....................................        8.03%        8.06%        8.10%        8.14%        8.25%        8.29%
5.71%.....................................        8.00%        8.04%        8.08%        8.11%        8.23%        8.26%
5.72%.....................................        7.98%        8.01%        8.05%        8.09%        8.20%        8.24%
5.73%.....................................        7.95%        7.99%        8.02%        8.06%        8.17%        8.21%
5.74%.....................................        7.92%        7.96%        8.00%        8.03%        8.15%        8.18%
5.75%.....................................        7.90%        7.93%        7.97%        8.01%        8.12%        8.16%
5.76%.....................................        7.87%        7.91%        7.94%        7.98%        8.09%        8.13%
5.77%.....................................        7.84%        7.88%        7.92%        7.96%        8.07%        8.10%
5.78%.....................................        7.82%        7.86%        7.89%        7.93%        8.04%        8.08%
5.79%.....................................        7.79%        7.83%        7.87%        7.90%        8.02%        8.05%
5.80%.....................................        7.77%        7.80%        7.84%        7.88%        7.99%        8.03%
5.81%.....................................        7.74%        7.78%        7.81%        7.85%        7.96%        8.00%
5.82%.....................................        7.71%        7.75%        7.79%        7.83%        7.94%        7.97%
5.83%.....................................        7.69%        7.73%        7.76%        7.80%        7.91%        7.95%
5.84%.....................................        7.66%        7.70%        7.74%        7.77%        7.88%        7.92%
5.85%.....................................        7.64%        7.67%        7.71%        7.75%        7.86%        7.90%
5.86%.....................................        7.61%        7.65%        7.68%        7.72%        7.83%        7.87%
5.87%.....................................        7.59%        7.62%        7.66%        7.70%        7.81%        7.84%
5.88%.....................................        7.56%        7.60%        7.63%        7.67%        7.78%        7.82%
5.89%.....................................        7.53%        7.57%        7.61%        7.64%        7.75%        7.79%
5.90%.....................................        7.51%        7.54%        7.58%        7.62%        7.73%        7.77%
5.91%.....................................        7.48%        7.52%        7.56%        7.59%        7.70%        7.74%
5.92%.....................................        7.46%        7.49%        7.53%        7.57%        7.68%        7.71%
5.93%.....................................        7.43%        7.47%        7.50%        7.54%        7.65%        7.69%
5.94%.....................................        7.41%        7.44%        7.48%        7.52%        7.62%        7.66%
5.95%.....................................        7.38%        7.42%        7.45%        7.49%        7.60%        7.64%
5.96%.....................................        7.35%        7.39%        7.43%        7.46%        7.57%        7.61%
5.97%.....................................        7.33%        7.37%        7.40%        7.44%        7.55%        7.58%
5.98%.....................................        7.30%        7.34%        7.38%        7.41%        7.52%        7.56%
5.99%.....................................        7.28%        7.31%        7.35%        7.39%        7.50%        7.53%
6.00%.....................................        7.25%        7.29%        7.32%        7.36%        7.47%        7.51%


10 YEAR BENCHMARK TREASURY YIELD               5.94%        5.95%        5.96%        5.97%
------------------------------------------  -----------  -----------  -----------  -----------
5.20%.....................................        9.68%        9.72%        9.76%        9.80%
5.21%.....................................        9.66%        9.70%        9.74%        9.78%
5.22%.....................................        9.63%        9.67%        9.71%        9.75%
5.23%.....................................        9.60%        9.64%        9.68%        9.72%
5.24%.....................................        9.57%        9.61%        9.65%        9.69%
5.25%.....................................        9.55%        9.59%        9.63%        9.66%
5.26%.....................................        9.52%        9.56%        9.60%        9.64%
5.27%.....................................        9.49%        9.53%        9.57%        9.61%
5.28%.....................................        9.46%        9.50%        9.54%        9.58%
5.29%.....................................        9.44%        9.48%        9.51%        9.55%
5.30%.....................................        9.41%        9.45%        9.49%        9.53%
5.31%.....................................        9.38%        9.42%        9.46%        9.50%
5.32%.....................................        9.35%        9.39%        9.43%        9.47%
5.33%.....................................        9.33%        9.36%        9.40%        9.44%
5.34%.....................................        9.30%        9.34%        9.38%        9.42%
5.35%.....................................        9.27%        9.31%        9.35%        9.39%
5.36%.....................................        9.24%        9.28%        9.32%        9.36%
5.37%.....................................        9.22%        9.25%        9.29%        9.33%
5.38%.....................................        9.19%        9.23%        9.27%        9.31%
5.39%.....................................        9.16%        9.20%        9.24%        9.28%
5.40%.....................................        9.13%        9.17%        9.21%        9.25%
5.41%.....................................        9.11%        9.15%        9.18%        9.22%
5.42%.....................................        9.08%        9.12%        9.16%        9.20%
5.43%.....................................        9.05%        9.09%        9.13%        9.17%
5.44%.....................................        9.02%        9.06%        9.10%        9.14%
5.45%.....................................        9.00%        9.04%        9.08%        9.11%
5.46%.....................................        8.97%        9.01%        9.05%        9.09%
5.47%.....................................        8.94%        8.98%        9.02%        9.06%
5.48%.....................................        8.92%        8.96%        8.99%        9.03%
5.49%.....................................        8.89%        8.93%        8.97%        9.01%
5.50%.....................................        8.86%        8.90%        8.94%        8.98%
5.51%.....................................        8.84%        8.87%        8.91%        8.95%
5.52%.....................................        8.81%        8.85%        8.89%        8.92%
5.53%.....................................        8.78%        8.82%        8.86%        8.90%
5.54%.....................................        8.75%        8.79%        8.83%        8.87%
5.55%.....................................        8.73%        8.77%        8.80%        8.84%
5.56%.....................................        8.70%        8.74%        8.78%        8.82%
5.57%.....................................        8.67%        8.71%        8.75%        8.79%
5.58%.....................................        8.65%        8.69%        8.72%        8.76%
5.59%.....................................        8.62%        8.66%        8.70%        8.74%
5.60%.....................................        8.59%        8.63%        8.67%        8.71%
5.61%.....................................        8.57%        8.60%        8.64%        8.68%
5.62%.....................................        8.54%        8.58%        8.62%        8.65%
5.63%.....................................        8.51%        8.55%        8.59%        8.63%
5.64%.....................................        8.49%        8.52%        8.56%        8.60%
5.65%.....................................        8.46%        8.50%        8.54%        8.57%
5.66%.....................................        8.43%        8.47%        8.51%        8.55%
5.67%.....................................        8.41%        8.44%        8.48%        8.52%
5.68%.....................................        8.38%        8.42%        8.46%        8.49%
5.69%.....................................        8.35%        8.39%        8.43%        8.47%
5.70%.....................................        8.33%        8.36%        8.40%        8.44%
5.71%.....................................        8.30%        8.34%        8.38%        8.41%
5.72%.....................................        8.27%        8.31%        8.35%        8.39%
5.73%.....................................        8.25%        8.29%        8.32%        8.36%
5.74%.....................................        8.22%        8.26%        8.30%        8.33%
5.75%.....................................        8.19%        8.23%        8.27%        8.31%
5.76%.....................................        8.17%        8.21%        8.24%        8.28%
5.77%.....................................        8.14%        8.18%        8.22%        8.25%
5.78%.....................................        8.12%        8.15%        8.19%        8.23%
5.79%.....................................        8.09%        8.13%        8.16%        8.20%
5.80%.....................................        8.06%        8.10%        8.14%        8.18%
5.81%.....................................        8.04%        8.07%        8.11%        8.15%
5.82%.....................................        8.01%        8.05%        8.09%        8.12%
5.83%.....................................        7.98%        8.02%        8.06%        8.10%
5.84%.....................................        7.96%        8.00%        8.03%        8.07%
5.85%.....................................        7.93%        7.97%        8.01%        8.04%
5.86%.....................................        7.91%        7.94%        7.98%        8.02%
5.87%.....................................        7.88%        7.92%        7.95%        7.99%
5.88%.....................................        7.85%        7.89%        7.93%        7.97%
5.89%.....................................        7.83%        7.87%        7.90%        7.94%
5.90%.....................................        7.80%        7.84%        7.88%        7.91%
5.91%.....................................        7.78%        7.81%        7.85%        7.89%
5.92%.....................................        7.75%        7.79%        7.82%        7.86%
5.93%.....................................        7.72%        7.76%        7.80%        7.83%
5.94%.....................................        7.70%        7.73%        7.77%        7.81%
5.95%.....................................        7.67%        7.71%        7.75%        7.78%
5.96%.....................................        7.65%        7.68%        7.72%        7.76%
5.97%.....................................        7.62%        7.66%        7.69%        7.73%
5.98%.....................................        7.59%        7.63%        7.67%        7.70%
5.99%.....................................        7.57%        7.61%        7.64%        7.68%
6.00%.....................................        7.54%        7.58%        7.62%        7.65%

                                     F-2-3

                                   TABLE F-2

                  MATRIX OF EXTENSION COUPONS OF THE NEW NOTES

10 YEAR                                                               30 YEAR BENCHMARK TREASURY YIELD
BENCHMARK                                       ----------------------------------------------------------------------------
TREASURY YIELD                                     5.98%        5.99%        6.00%        6.01%        6.02%        6.03%
----------------------------------------------  -----------  -----------  -----------  -----------  -----------  -----------
5.20%.........................................        9.84%        9.88%        9.92%        9.96%       10.00%       10.05%
5.21%.........................................        9.82%        9.86%        9.90%        9.94%        9.98%       10.02%
5.22%.........................................        9.79%        9.83%        9.87%        9.91%        9.95%        9.99%
5.23%.........................................        9.76%        9.80%        9.84%        9.88%        9.92%        9.96%
5.24%.........................................        9.73%        9.77%        9.81%        9.85%        9.89%        9.93%
5.25%.........................................        9.70%        9.74%        9.78%        9.82%        9.86%        9.90%
5.26%.........................................        9.68%        9.72%        9.76%        9.80%        9.84%        9.88%
5.27%.........................................        9.65%        9.69%        9.73%        9.77%        9.81%        9.85%
5.28%.........................................        9.62%        9.66%        9.70%        9.74%        9.78%        9.82%
5.29%.........................................        9.59%        9.63%        9.67%        9.71%        9.75%        9.79%
5.30%.........................................        9.57%        9.61%        9.65%        9.68%        9.72%        9.76%
5.31%.........................................        9.54%        9.58%        9.62%        9.66%        9.70%        9.74%
5.32%.........................................        9.51%        9.55%        9.59%        9.63%        9.67%        9.71%
5.33%.........................................        9.48%        9.52%        9.56%        9.60%        9.64%        9.68%
5.34%.........................................        9.46%        9.49%        9.53%        9.57%        9.61%        9.65%
5.35%.........................................        9.43%        9.47%        9.51%        9.55%        9.59%        9.63%
5.36%.........................................        9.40%        9.44%        9.48%        9.52%        9.56%        9.60%
5.37%.........................................        9.37%        9.41%        9.45%        9.49%        9.53%        9.57%
5.38%.........................................        9.35%        9.38%        9.42%        9.46%        9.50%        9.54%
5.39%.........................................        9.32%        9.36%        9.40%        9.44%        9.47%        9.51%
5.40%.........................................        9.29%        9.33%        9.37%        9.41%        9.45%        9.49%
5.41%.........................................        9.26%        9.30%        9.34%        9.38%        9.42%        9.46%
5.42%.........................................        9.24%        9.27%        9.31%        9.35%        9.39%        9.43%
5.43%.........................................        9.21%        9.25%        9.29%        9.33%        9.36%        9.40%
5.44%.........................................        9.18%        9.22%        9.26%        9.30%        9.34%        9.38%
5.45%.........................................        9.15%        9.19%        9.23%        9.27%        9.31%        9.35%
5.46%.........................................        9.13%        9.16%        9.20%        9.24%        9.28%        9.32%
5.47%.........................................        9.10%        9.14%        9.18%        9.22%        9.25%        9.29%
5.48%.........................................        9.07%        9.11%        9.15%        9.19%        9.23%        9.27%
5.49%.........................................        9.04%        9.08%        9.12%        9.16%        9.20%        9.24%
5.50%.........................................        9.02%        9.06%        9.09%        9.13%        9.17%        9.21%
5.51%.........................................        8.99%        9.03%        9.07%        9.11%        9.15%        9.18%
5.52%.........................................        8.96%        9.00%        9.04%        9.08%        9.12%        9.16%
5.53%.........................................        8.94%        8.97%        9.01%        9.05%        9.09%        9.13%
5.54%.........................................        8.91%        8.95%        8.99%        9.02%        9.06%        9.10%
5.55%.........................................        8.88%        8.92%        8.96%        9.00%        9.04%        9.07%
5.56%.........................................        8.85%        8.89%        8.93%        8.97%        9.01%        9.05%
5.57%.........................................        8.83%        8.87%        8.90%        8.94%        8.98%        9.02%
5.58%.........................................        8.80%        8.84%        8.88%        8.92%        8.95%        8.99%
5.59%.........................................        8.77%        8.81%        8.85%        8.89%        8.93%        8.97%
5.60%.........................................        8.75%        8.78%        8.82%        8.86%        8.90%        8.94%
5.61%.........................................        8.72%        8.76%        8.80%        8.83%        8.87%        8.91%
5.62%.........................................        8.69%        8.73%        8.77%        8.81%        8.85%        8.88%
5.63%.........................................        8.67%        8.70%        8.74%        8.78%        8.82%        8.86%
5.64%.........................................        8.64%        8.68%        8.72%        8.75%        8.79%        8.83%
5.65%.........................................        8.61%        8.65%        8.69%        8.73%        8.77%        8.80%
5.66%.........................................        8.59%        8.62%        8.66%        8.70%        8.74%        8.78%
5.67%.........................................        8.56%        8.60%        8.63%        8.67%        8.71%        8.75%
5.68%.........................................        8.53%        8.57%        8.61%        8.65%        8.68%        8.72%
5.69%.........................................        8.51%        8.54%        8.58%        8.62%        8.66%        8.70%
5.70%.........................................        8.48%        8.52%        8.55%        8.59%        8.63%        8.67%
5.71%.........................................        8.45%        8.49%        8.53%        8.57%        8.60%        8.64%
5.72%.........................................        8.43%        8.46%        8.50%        8.54%        8.58%        8.62%
5.73%.........................................        8.40%        8.44%        8.47%        8.51%        8.55%        8.59%
5.74%.........................................        8.37%        8.41%        8.45%        8.49%        8.52%        8.56%
5.75%.........................................        8.35%        8.38%        8.42%        8.46%        8.50%        8.53%
5.76%.........................................        8.32%        8.36%        8.39%        8.43%        8.47%        8.51%
5.77%.........................................        8.29%        8.33%        8.37%        8.41%        8.44%        8.48%
5.78%.........................................        8.27%        8.30%        8.34%        8.38%        8.42%        8.45%
5.79%.........................................        8.24%        8.28%        8.31%        8.35%        8.39%        8.43%
5.80%.........................................        8.21%        8.25%        8.29%        8.33%        8.36%        8.40%
5.81%.........................................        8.19%        8.22%        8.26%        8.30%        8.34%        8.37%
5.82%.........................................        8.16%        8.20%        8.24%        8.27%        8.31%        8.35%
5.83%.........................................        8.13%        8.17%        8.21%        8.25%        8.28%        8.32%
5.84%.........................................        8.11%        8.15%        8.18%        8.22%        8.26%        8.30%
5.85%.........................................        8.08%        8.12%        8.16%        8.19%        8.23%        8.27%
5.86%.........................................        8.05%        8.09%        8.13%        8.17%        8.20%        8.24%
5.87%.........................................        8.03%        8.07%        8.10%        8.14%        8.18%        8.22%
5.88%.........................................        8.00%        8.04%        8.08%        8.11%        8.15%        8.19%
5.89%.........................................        7.98%        8.01%        8.05%        8.09%        8.13%        8.16%
5.90%.........................................        7.95%        7.99%        8.02%        8.06%        8.10%        8.14%
5.91%.........................................        7.92%        7.96%        8.00%        8.04%        8.07%        8.11%
5.92%.........................................        7.90%        7.93%        7.97%        8.01%        8.05%        8.08%
5.93%.........................................        7.87%        7.91%        7.95%        7.98%        8.02%        8.06%
5.94%.........................................        7.85%        7.88%        7.92%        7.96%        7.99%        8.03%
5.95%.........................................        7.82%        7.86%        7.89%        7.93%        7.97%        8.00%
5.96%.........................................        7.79%        7.83%        7.87%        7.90%        7.94%        7.98%
5.97%.........................................        7.77%        7.80%        7.84%        7.88%        7.92%        7.95%
5.98%.........................................        7.74%        7.78%        7.82%        7.85%        7.89%        7.93%
5.99%.........................................        7.72%        7.75%        7.79%        7.83%        7.86%        7.90%
6.00%.........................................        7.69%        7.73%        7.76%        7.80%        7.84%        7.87%

10 YEAR
BENCHMARK
TREASURY YIELD                                     6.04%        6.05%        6.06%        6.07%        6.08%        6.09%
----------------------------------------------  -----------  -----------  -----------  -----------  -----------  -----------
5.20%.........................................       10.09%       10.13%       10.17%       10.21%       10.25%       10.29%
5.21%.........................................       10.06%       10.10%       10.14%       10.18%       10.22%       10.26%
5.22%.........................................       10.03%       10.07%       10.11%       10.15%       10.19%       10.23%
5.23%.........................................       10.00%       10.04%       10.08%       10.12%       10.16%       10.20%
5.24%.........................................        9.97%       10.01%       10.05%       10.09%       10.13%       10.17%
5.25%.........................................        9.94%        9.98%       10.02%       10.07%       10.11%       10.15%
5.26%.........................................        9.92%        9.96%       10.00%       10.04%       10.08%       10.12%
5.27%.........................................        9.89%        9.93%        9.97%       10.01%       10.05%       10.09%
5.28%.........................................        9.86%        9.90%        9.94%        9.98%       10.02%       10.06%
5.29%.........................................        9.83%        9.87%        9.91%        9.95%        9.99%       10.03%
5.30%.........................................        9.80%        9.84%        9.88%        9.92%        9.96%       10.00%
5.31%.........................................        9.78%        9.82%        9.86%        9.90%        9.94%        9.98%
5.32%.........................................        9.75%        9.79%        9.83%        9.87%        9.91%        9.95%
5.33%.........................................        9.72%        9.76%        9.80%        9.84%        9.88%        9.92%
5.34%.........................................        9.69%        9.73%        9.77%        9.81%        9.85%        9.89%
5.35%.........................................        9.66%        9.70%        9.74%        9.78%        9.82%        9.86%
5.36%.........................................        9.64%        9.68%        9.72%        9.76%        9.80%        9.84%
5.37%.........................................        9.61%        9.65%        9.69%        9.73%        9.77%        9.81%
5.38%.........................................        9.58%        9.62%        9.66%        9.70%        9.74%        9.78%
5.39%.........................................        9.55%        9.59%        9.63%        9.67%        9.71%        9.75%
5.40%.........................................        9.53%        9.57%        9.61%        9.64%        9.68%        9.72%
5.41%.........................................        9.50%        9.54%        9.58%        9.62%        9.66%        9.70%
5.42%.........................................        9.47%        9.51%        9.55%        9.59%        9.63%        9.67%
5.43%.........................................        9.44%        9.48%        9.52%        9.56%        9.60%        9.64%
5.44%.........................................        9.42%        9.45%        9.49%        9.53%        9.57%        9.61%
5.45%.........................................        9.39%        9.43%        9.47%        9.51%        9.55%        9.59%
5.46%.........................................        9.36%        9.40%        9.44%        9.48%        9.52%        9.56%
5.47%.........................................        9.33%        9.37%        9.41%        9.45%        9.49%        9.53%
5.48%.........................................        9.31%        9.34%        9.38%        9.42%        9.46%        9.50%
5.49%.........................................        9.28%        9.32%        9.36%        9.40%        9.43%        9.47%
5.50%.........................................        9.25%        9.29%        9.33%        9.37%        9.41%        9.45%
5.51%.........................................        9.22%        9.26%        9.30%        9.34%        9.38%        9.42%
5.52%.........................................        9.20%        9.23%        9.27%        9.31%        9.35%        9.39%
5.53%.........................................        9.17%        9.21%        9.25%        9.29%        9.32%        9.36%
5.54%.........................................        9.14%        9.18%        9.22%        9.26%        9.30%        9.34%
5.55%.........................................        9.11%        9.15%        9.19%        9.23%        9.27%        9.31%
5.56%.........................................        9.09%        9.13%        9.16%        9.20%        9.24%        9.28%
5.57%.........................................        9.06%        9.10%        9.14%        9.18%        9.21%        9.25%
5.58%.........................................        9.03%        9.07%        9.11%        9.15%        9.19%        9.23%
5.59%.........................................        9.00%        9.04%        9.08%        9.12%        9.16%        9.20%
5.60%.........................................        8.98%        9.02%        9.05%        9.09%        9.13%        9.17%
5.61%.........................................        8.95%        8.99%        9.03%        9.07%        9.11%        9.14%
5.62%.........................................        8.92%        8.96%        9.00%        9.04%        9.08%        9.12%
5.63%.........................................        8.90%        8.93%        8.97%        9.01%        9.05%        9.09%
5.64%.........................................        8.87%        8.91%        8.95%        8.98%        9.02%        9.06%
5.65%.........................................        8.84%        8.88%        8.92%        8.96%        9.00%        9.04%
5.66%.........................................        8.81%        8.85%        8.89%        8.93%        8.97%        9.01%
5.67%.........................................        8.79%        8.83%        8.86%        8.90%        8.94%        8.98%
5.68%.........................................        8.76%        8.80%        8.84%        8.88%        8.91%        8.95%
5.69%.........................................        8.73%        8.77%        8.81%        8.85%        8.89%        8.93%
5.70%.........................................        8.71%        8.75%        8.78%        8.82%        8.86%        8.90%
5.71%.........................................        8.68%        8.72%        8.76%        8.80%        8.83%        8.87%
5.72%.........................................        8.65%        8.69%        8.73%        8.77%        8.81%        8.85%
5.73%.........................................        8.63%        8.66%        8.70%        8.74%        8.78%        8.82%
5.74%.........................................        8.60%        8.64%        8.68%        8.71%        8.75%        8.79%
5.75%.........................................        8.57%        8.61%        8.65%        8.69%        8.73%        8.76%
5.76%.........................................        8.55%        8.58%        8.62%        8.66%        8.70%        8.74%
5.77%.........................................        8.52%        8.56%        8.60%        8.63%        8.67%        8.71%
5.78%.........................................        8.49%        8.53%        8.57%        8.61%        8.64%        8.68%
5.79%.........................................        8.47%        8.50%        8.54%        8.58%        8.62%        8.66%
5.80%.........................................        8.44%        8.48%        8.52%        8.55%        8.59%        8.63%
5.81%.........................................        8.41%        8.45%        8.49%        8.53%        8.56%        8.60%
5.82%.........................................        8.39%        8.42%        8.46%        8.50%        8.54%        8.58%
5.83%.........................................        8.36%        8.40%        8.43%        8.47%        8.51%        8.55%
5.84%.........................................        8.33%        8.37%        8.41%        8.45%        8.48%        8.52%
5.85%.........................................        8.31%        8.34%        8.38%        8.42%        8.46%        8.50%
5.86%.........................................        8.28%        8.32%        8.36%        8.39%        8.43%        8.47%
5.87%.........................................        8.25%        8.29%        8.33%        8.37%        8.40%        8.44%
5.88%.........................................        8.23%        8.26%        8.30%        8.34%        8.38%        8.42%
5.89%.........................................        8.20%        8.24%        8.28%        8.31%        8.35%        8.39%
5.90%.........................................        8.17%        8.21%        8.25%        8.29%        8.32%        8.36%
5.91%.........................................        8.15%        8.19%        8.22%        8.26%        8.30%        8.34%
5.92%.........................................        8.12%        8.16%        8.20%        8.23%        8.27%        8.31%
5.93%.........................................        8.09%        8.13%        8.17%        8.21%        8.24%        8.28%
5.94%.........................................        8.07%        8.11%        8.14%        8.18%        8.22%        8.26%
5.95%.........................................        8.04%        8.08%        8.12%        8.15%        8.19%        8.23%
5.96%.........................................        8.02%        8.05%        8.09%        8.13%        8.17%        8.20%
5.97%.........................................        7.99%        8.03%        8.06%        8.10%        8.14%        8.18%
5.98%.........................................        7.96%        8.00%        8.04%        8.08%        8.11%        8.15%
5.99%.........................................        7.94%        7.97%        8.01%        8.05%        8.09%        8.12%
6.00%.........................................        7.91%        7.95%        7.99%        8.02%        8.06%        8.10%

10 YEAR
BENCHMARK
TREASURY YIELD                                     6.10%        6.11%        6.12%
----------------------------------------------  -----------  -----------  -----------
5.20%.........................................       10.33%       10.37%       10.41%
5.21%.........................................       10.30%       10.34%       10.38%
5.22%.........................................       10.27%       10.31%       10.35%
5.23%.........................................       10.24%       10.28%       10.32%
5.24%.........................................       10.21%       10.26%       10.30%
5.25%.........................................       10.19%       10.23%       10.27%
5.26%.........................................       10.16%       10.20%       10.24%
5.27%.........................................       10.13%       10.17%       10.21%
5.28%.........................................       10.10%       10.14%       10.18%
5.29%.........................................       10.07%       10.11%       10.15%
5.30%.........................................       10.05%       10.09%       10.13%
5.31%.........................................       10.02%       10.06%       10.10%
5.32%.........................................        9.99%       10.03%       10.07%
5.33%.........................................        9.96%       10.00%       10.04%
5.34%.........................................        9.93%        9.97%       10.01%
5.35%.........................................        9.90%        9.94%        9.98%
5.36%.........................................        9.88%        9.92%        9.96%
5.37%.........................................        9.85%        9.89%        9.93%
5.38%.........................................        9.82%        9.86%        9.90%
5.39%.........................................        9.79%        9.83%        9.87%
5.40%.........................................        9.76%        9.80%        9.84%
5.41%.........................................        9.74%        9.78%        9.82%
5.42%.........................................        9.71%        9.75%        9.79%
5.43%.........................................        9.68%        9.72%        9.76%
5.44%.........................................        9.65%        9.69%        9.73%
5.45%.........................................        9.63%        9.66%        9.70%
5.46%.........................................        9.60%        9.64%        9.68%
5.47%.........................................        9.57%        9.61%        9.65%
5.48%.........................................        9.54%        9.58%        9.62%
5.49%.........................................        9.51%        9.55%        9.59%
5.50%.........................................        9.49%        9.53%        9.57%
5.51%.........................................        9.46%        9.50%        9.54%
5.52%.........................................        9.43%        9.47%        9.51%
5.53%.........................................        9.40%        9.44%        9.48%
5.54%.........................................        9.38%        9.41%        9.45%
5.55%.........................................        9.35%        9.39%        9.43%
5.56%.........................................        9.32%        9.36%        9.40%
5.57%.........................................        9.29%        9.33%        9.37%
5.58%.........................................        9.27%        9.30%        9.34%
5.59%.........................................        9.24%        9.28%        9.32%
5.60%.........................................        9.21%        9.25%        9.29%
5.61%.........................................        9.18%        9.22%        9.26%
5.62%.........................................        9.16%        9.19%        9.23%
5.63%.........................................        9.13%        9.17%        9.21%
5.64%.........................................        9.10%        9.14%        9.18%
5.65%.........................................        9.07%        9.11%        9.15%
5.66%.........................................        9.05%        9.09%        9.12%
5.67%.........................................        9.02%        9.06%        9.10%
5.68%.........................................        8.99%        9.03%        9.07%
5.69%.........................................        8.96%        9.00%        9.04%
5.70%.........................................        8.94%        8.98%        9.02%
5.71%.........................................        8.91%        8.95%        8.99%
5.72%.........................................        8.88%        8.92%        8.96%
5.73%.........................................        8.86%        8.89%        8.93%
5.74%.........................................        8.83%        8.87%        8.91%
5.75%.........................................        8.80%        8.84%        8.88%
5.76%.........................................        8.78%        8.81%        8.85%
5.77%.........................................        8.75%        8.79%        8.83%
5.78%.........................................        8.72%        8.76%        8.80%
5.79%.........................................        8.69%        8.73%        8.77%
5.80%.........................................        8.67%        8.71%        8.74%
5.81%.........................................        8.64%        8.68%        8.72%
5.82%.........................................        8.61%        8.65%        8.69%
5.83%.........................................        8.59%        8.62%        8.66%
5.84%.........................................        8.56%        8.60%        8.64%
5.85%.........................................        8.53%        8.57%        8.61%
5.86%.........................................        8.51%        8.54%        8.58%
5.87%.........................................        8.48%        8.52%        8.56%
5.88%.........................................        8.45%        8.49%        8.53%
5.89%.........................................        8.43%        8.46%        8.50%
5.90%.........................................        8.40%        8.44%        8.48%
5.91%.........................................        8.37%        8.41%        8.45%
5.92%.........................................        8.35%        8.38%        8.42%
5.93%.........................................        8.32%        8.36%        8.40%
5.94%.........................................        8.29%        8.33%        8.37%
5.95%.........................................        8.27%        8.30%        8.34%
5.96%.........................................        8.24%        8.28%        8.32%
5.97%.........................................        8.21%        8.25%        8.29%
5.98%.........................................        8.19%        8.22%        8.26%
5.99%.........................................        8.16%        8.20%        8.24%
6.00%.........................................        8.13%        8.17%        8.21%

                                     F-2-4

                                   TABLE F-2

                  MATRIX OF EXTENSION COUPONS OF THE NEW NOTES

10 YEAR                                                                       30 YEAR BENCHMARK TREASURY YIELD
BENCHMARK                                               ----------------------------------------------------------------------------
TREASURY YIELD                                             6.13%        6.14%        6.15%        6.16%        6.17%        6.18%
------------------------------------------------------  -----------  -----------  -----------  -----------  -----------  -----------
5.20%.................................................       10.45%       10.49%       10.53%       10.57%       10.62%       10.66%
5.21%.................................................       10.42%       10.46%       10.50%       10.55%       10.59%       10.63%
5.22%.................................................       10.39%       10.43%       10.48%       10.52%       10.56%       10.60%
5.23%.................................................       10.37%       10.41%       10.45%       10.49%       10.53%       10.57%
5.24%.................................................       10.34%       10.38%       10.42%       10.46%       10.50%       10.54%
5.25%.................................................       10.31%       10.35%       10.39%       10.43%       10.47%       10.51%
5.26%.................................................       10.28%       10.32%       10.36%       10.40%       10.44%       10.48%
5.27%.................................................       10.25%       10.29%       10.33%       10.37%       10.41%       10.45%
5.28%.................................................       10.22%       10.26%       10.30%       10.34%       10.39%       10.43%
5.29%.................................................       10.19%       10.24%       10.28%       10.32%       10.36%       10.40%
5.30%.................................................       10.17%       10.21%       10.25%       10.29%       10.33%       10.37%
5.31%.................................................       10.14%       10.18%       10.22%       10.26%       10.30%       10.34%
5.32%.................................................       10.11%       10.15%       10.19%       10.23%       10.27%       10.31%
5.33%.................................................       10.08%       10.12%       10.16%       10.20%       10.24%       10.28%
5.34%.................................................       10.05%       10.09%       10.13%       10.17%       10.21%       10.26%
5.35%.................................................       10.02%       10.06%       10.11%       10.15%       10.19%       10.23%
5.36%.................................................       10.00%       10.04%       10.08%       10.12%       10.16%       10.20%
5.37%.................................................        9.97%       10.01%       10.05%       10.09%       10.13%       10.17%
5.38%.................................................        9.94%        9.98%       10.02%       10.06%       10.10%       10.14%
5.39%.................................................        9.91%        9.95%        9.99%       10.03%       10.07%       10.11%
5.40%.................................................        9.88%        9.92%        9.96%       10.00%       10.04%       10.08%
5.41%.................................................        9.86%        9.90%        9.94%        9.98%       10.02%       10.06%
5.42%.................................................        9.83%        9.87%        9.91%        9.95%        9.99%       10.03%
5.43%.................................................        9.80%        9.84%        9.88%        9.92%        9.96%       10.00%
5.44%.................................................        9.77%        9.81%        9.85%        9.89%        9.93%        9.97%
5.45%.................................................        9.74%        9.78%        9.82%        9.86%        9.90%        9.94%
5.46%.................................................        9.72%        9.76%        9.80%        9.84%        9.88%        9.92%
5.47%.................................................        9.69%        9.73%        9.77%        9.81%        9.85%        9.89%
5.48%.................................................        9.66%        9.70%        9.74%        9.78%        9.82%        9.86%
5.49%.................................................        9.63%        9.67%        9.71%        9.75%        9.79%        9.83%
5.50%.................................................        9.60%        9.64%        9.68%        9.72%        9.76%        9.80%
5.51%.................................................        9.58%        9.62%        9.66%        9.70%        9.74%        9.78%
5.52%.................................................        9.55%        9.59%        9.63%        9.67%        9.71%        9.75%
5.53%.................................................        9.52%        9.56%        9.60%        9.64%        9.68%        9.72%
5.54%.................................................        9.49%        9.53%        9.57%        9.61%        9.65%        9.69%
5.55%.................................................        9.47%        9.51%        9.54%        9.58%        9.62%        9.66%
5.56%.................................................        9.44%        9.48%        9.52%        9.56%        9.60%        9.64%
5.57%.................................................        9.41%        9.45%        9.49%        9.53%        9.57%        9.61%
5.58%.................................................        9.38%        9.42%        9.46%        9.50%        9.54%        9.58%
5.59%.................................................        9.36%        9.39%        9.43%        9.47%        9.51%        9.55%
5.60%.................................................        9.33%        9.37%        9.41%        9.45%        9.49%        9.52%
5.61%.................................................        9.30%        9.34%        9.38%        9.42%        9.46%        9.50%
5.62%.................................................        9.27%        9.31%        9.35%        9.39%        9.43%        9.47%
5.63%.................................................        9.25%        9.28%        9.32%        9.36%        9.40%        9.44%
5.64%.................................................        9.22%        9.26%        9.30%        9.34%        9.37%        9.41%
5.65%.................................................        9.19%        9.23%        9.27%        9.31%        9.35%        9.39%
5.66%.................................................        9.16%        9.20%        9.24%        9.28%        9.32%        9.36%
5.67%.................................................        9.14%        9.17%        9.21%        9.25%        9.29%        9.33%
5.68%.................................................        9.11%        9.15%        9.19%        9.23%        9.26%        9.30%
5.69%.................................................        9.08%        9.12%        9.16%        9.20%        9.24%        9.28%
5.70%.................................................        9.05%        9.09%        9.13%        9.17%        9.21%        9.25%
5.71%.................................................        9.03%        9.07%        9.10%        9.14%        9.18%        9.22%
5.72%.................................................        9.00%        9.04%        9.08%        9.12%        9.15%        9.19%
5.73%.................................................        8.97%        9.01%        9.05%        9.09%        9.13%        9.17%
5.74%.................................................        8.94%        8.98%        9.02%        9.06%        9.10%        9.14%
5.75%.................................................        8.92%        8.96%        9.00%        9.03%        9.07%        9.11%
5.76%.................................................        8.89%        8.93%        8.97%        9.01%        9.05%        9.08%
5.77%.................................................        8.86%        8.90%        8.94%        8.98%        9.02%        9.06%
5.78%.................................................        8.84%        8.88%        8.91%        8.95%        8.99%        9.03%
5.79%.................................................        8.81%        8.85%        8.89%        8.92%        8.96%        9.00%
5.80%.................................................        8.78%        8.82%        8.86%        8.90%        8.94%        8.97%
5.81%.................................................        8.76%        8.79%        8.83%        8.87%        8.91%        8.95%
5.82%.................................................        8.73%        8.77%        8.81%        8.84%        8.88%        8.92%
5.83%.................................................        8.70%        8.74%        8.78%        8.82%        8.85%        8.89%
5.84%.................................................        8.67%        8.71%        8.75%        8.79%        8.83%        8.87%
5.85%.................................................        8.65%        8.69%        8.72%        8.76%        8.80%        8.84%
5.86%.................................................        8.62%        8.66%        8.70%        8.74%        8.77%        8.81%
5.87%.................................................        8.59%        8.63%        8.67%        8.71%        8.75%        8.79%
5.88%.................................................        8.57%        8.61%        8.64%        8.68%        8.72%        8.76%
5.89%.................................................        8.54%        8.58%        8.62%        8.65%        8.69%        8.73%
5.90%.................................................        8.51%        8.55%        8.59%        8.63%        8.67%        8.70%
5.91%.................................................        8.49%        8.52%        8.56%        8.60%        8.64%        8.68%
5.92%.................................................        8.46%        8.50%        8.54%        8.57%        8.61%        8.65%
5.93%.................................................        8.43%        8.47%        8.51%        8.55%        8.58%        8.62%
5.94%.................................................        8.41%        8.44%        8.48%        8.52%        8.56%        8.60%
5.95%.................................................        8.38%        8.42%        8.46%        8.49%        8.53%        8.57%
5.96%.................................................        8.35%        8.39%        8.43%        8.47%        8.50%        8.54%
5.97%.................................................        8.33%        8.36%        8.40%        8.44%        8.48%        8.52%
5.98%.................................................        8.30%        8.34%        8.38%        8.41%        8.45%        8.49%
5.99%.................................................        8.27%        8.31%        8.35%        8.39%        8.42%        8.46%
6.00%.................................................        8.25%        8.28%        8.32%        8.36%        8.40%        8.44%

10 YEAR
BENCHMARK
TREASURY YIELD                                             6.19%        6.20%        6.21%        6.22%        6.23%        6.24%
------------------------------------------------------  -----------  -----------  -----------  -----------  -----------  -----------
5.20%.................................................       10.70%       10.74%       10.78%       10.82%       10.86%       10.90%
5.21%.................................................       10.67%       10.71%       10.75%       10.79%       10.83%       10.88%
5.22%.................................................       10.64%       10.68%       10.72%       10.76%       10.80%       10.85%
5.23%.................................................       10.61%       10.65%       10.69%       10.73%       10.78%       10.82%
5.24%.................................................       10.58%       10.62%       10.66%       10.71%       10.75%       10.79%
5.25%.................................................       10.55%       10.59%       10.64%       10.68%       10.72%       10.76%
5.26%.................................................       10.52%       10.57%       10.61%       10.65%       10.69%       10.73%
5.27%.................................................       10.50%       10.54%       10.58%       10.62%       10.66%       10.70%
5.28%.................................................       10.47%       10.51%       10.55%       10.59%       10.63%       10.67%
5.29%.................................................       10.44%       10.48%       10.52%       10.56%       10.60%       10.64%
5.30%.................................................       10.41%       10.45%       10.49%       10.53%       10.57%       10.62%
5.31%.................................................       10.38%       10.42%       10.46%       10.50%       10.55%       10.59%
5.32%.................................................       10.35%       10.39%       10.43%       10.48%       10.52%       10.56%
5.33%.................................................       10.32%       10.37%       10.41%       10.45%       10.49%       10.53%
5.34%.................................................       10.30%       10.34%       10.38%       10.42%       10.46%       10.50%
5.35%.................................................       10.27%       10.31%       10.35%       10.39%       10.43%       10.47%
5.36%.................................................       10.24%       10.28%       10.32%       10.36%       10.40%       10.44%
5.37%.................................................       10.21%       10.25%       10.29%       10.33%       10.37%       10.41%
5.38%.................................................       10.18%       10.22%       10.26%       10.30%       10.34%       10.39%
5.39%.................................................       10.15%       10.19%       10.23%       10.28%       10.32%       10.36%
5.40%.................................................       10.13%       10.17%       10.21%       10.25%       10.29%       10.33%
5.41%.................................................       10.10%       10.14%       10.18%       10.22%       10.26%       10.30%
5.42%.................................................       10.07%       10.11%       10.15%       10.19%       10.23%       10.27%
5.43%.................................................       10.04%       10.08%       10.12%       10.16%       10.20%       10.24%
5.44%.................................................       10.01%       10.05%       10.09%       10.13%       10.17%       10.21%
5.45%.................................................        9.98%       10.02%       10.06%       10.11%       10.15%       10.19%
5.46%.................................................        9.96%       10.00%       10.04%       10.08%       10.12%       10.16%
5.47%.................................................        9.93%        9.97%       10.01%       10.05%       10.09%       10.13%
5.48%.................................................        9.90%        9.94%        9.98%       10.02%       10.06%       10.10%
5.49%.................................................        9.87%        9.91%        9.95%        9.99%       10.03%       10.07%
5.50%.................................................        9.84%        9.88%        9.92%        9.96%       10.00%       10.04%
5.51%.................................................        9.82%        9.86%        9.90%        9.94%        9.98%       10.02%
5.52%.................................................        9.79%        9.83%        9.87%        9.91%        9.95%        9.99%
5.53%.................................................        9.76%        9.80%        9.84%        9.88%        9.92%        9.96%
5.54%.................................................        9.73%        9.77%        9.81%        9.85%        9.89%        9.93%
5.55%.................................................        9.70%        9.74%        9.78%        9.82%        9.86%        9.90%
5.56%.................................................        9.68%        9.72%        9.76%        9.80%        9.84%        9.88%
5.57%.................................................        9.65%        9.69%        9.73%        9.77%        9.81%        9.85%
5.58%.................................................        9.62%        9.66%        9.70%        9.74%        9.78%        9.82%
5.59%.................................................        9.59%        9.63%        9.67%        9.71%        9.75%        9.79%
5.60%.................................................        9.56%        9.60%        9.64%        9.68%        9.72%        9.76%
5.61%.................................................        9.54%        9.58%        9.62%        9.66%        9.70%        9.73%
5.62%.................................................        9.51%        9.55%        9.59%        9.63%        9.67%        9.71%
5.63%.................................................        9.48%        9.52%        9.56%        9.60%        9.64%        9.68%
5.64%.................................................        9.45%        9.49%        9.53%        9.57%        9.61%        9.65%
5.65%.................................................        9.43%        9.47%        9.50%        9.54%        9.58%        9.62%
5.66%.................................................        9.40%        9.44%        9.48%        9.52%        9.56%        9.60%
5.67%.................................................        9.37%        9.41%        9.45%        9.49%        9.53%        9.57%
5.68%.................................................        9.34%        9.38%        9.42%        9.46%        9.50%        9.54%
5.69%.................................................        9.32%        9.35%        9.39%        9.43%        9.47%        9.51%
5.70%.................................................        9.29%        9.33%        9.37%        9.41%        9.44%        9.48%
5.71%.................................................        9.26%        9.30%        9.34%        9.38%        9.42%        9.46%
5.72%.................................................        9.23%        9.27%        9.31%        9.35%        9.39%        9.43%
5.73%.................................................        9.21%        9.24%        9.28%        9.32%        9.36%        9.40%
5.74%.................................................        9.18%        9.22%        9.26%        9.29%        9.33%        9.37%
5.75%.................................................        9.15%        9.19%        9.23%        9.27%        9.31%        9.35%
5.76%.................................................        9.12%        9.16%        9.20%        9.24%        9.28%        9.32%
5.77%.................................................        9.10%        9.13%        9.17%        9.21%        9.25%        9.29%
5.78%.................................................        9.07%        9.11%        9.15%        9.19%        9.22%        9.26%
5.79%.................................................        9.04%        9.08%        9.12%        9.16%        9.20%        9.24%
5.80%.................................................        9.01%        9.05%        9.09%        9.13%        9.17%        9.21%
5.81%.................................................        8.99%        9.03%        9.06%        9.10%        9.14%        9.18%
5.82%.................................................        8.96%        9.00%        9.04%        9.08%        9.11%        9.15%
5.83%.................................................        8.93%        8.97%        9.01%        9.05%        9.09%        9.13%
5.84%.................................................        8.90%        8.94%        8.98%        9.02%        9.06%        9.10%
5.85%.................................................        8.88%        8.92%        8.95%        8.99%        9.03%        9.07%
5.86%.................................................        8.85%        8.89%        8.93%        8.97%        9.00%        9.04%
5.87%.................................................        8.82%        8.86%        8.90%        8.94%        8.98%        9.02%
5.88%.................................................        8.80%        8.83%        8.87%        8.91%        8.95%        8.99%
5.89%.................................................        8.77%        8.81%        8.85%        8.88%        8.92%        8.96%
5.90%.................................................        8.74%        8.78%        8.82%        8.86%        8.90%        8.93%
5.91%.................................................        8.72%        8.75%        8.79%        8.83%        8.87%        8.91%
5.92%.................................................        8.69%        8.73%        8.76%        8.80%        8.84%        8.88%
5.93%.................................................        8.66%        8.70%        8.74%        8.78%        8.81%        8.85%
5.94%.................................................        8.63%        8.67%        8.71%        8.75%        8.79%        8.83%
5.95%.................................................        8.61%        8.65%        8.68%        8.72%        8.76%        8.80%
5.96%.................................................        8.58%        8.62%        8.66%        8.70%        8.73%        8.77%
5.97%.................................................        8.55%        8.59%        8.63%        8.67%        8.71%        8.74%
5.98%.................................................        8.53%        8.57%        8.60%        8.64%        8.68%        8.72%
5.99%.................................................        8.50%        8.54%        8.58%        8.61%        8.65%        8.69%
6.00%.................................................        8.47%        8.51%        8.55%        8.59%        8.63%        8.66%

10 YEAR
BENCHMARK
TREASURY YIELD                                             6.25%
------------------------------------------------------  -----------
5.20%.................................................       10.95%
5.21%.................................................       10.92%
5.22%.................................................       10.89%
5.23%.................................................       10.86%
5.24%.................................................       10.83%
5.25%.................................................       10.80%
5.26%.................................................       10.77%
5.27%.................................................       10.74%
5.28%.................................................       10.71%
5.29%.................................................       10.69%
5.30%.................................................       10.66%
5.31%.................................................       10.63%
5.32%.................................................       10.60%
5.33%.................................................       10.57%
5.34%.................................................       10.54%
5.35%.................................................       10.51%
5.36%.................................................       10.48%
5.37%.................................................       10.45%
5.38%.................................................       10.43%
5.39%.................................................       10.40%
5.40%.................................................       10.37%
5.41%.................................................       10.34%
5.42%.................................................       10.31%
5.43%.................................................       10.28%
5.44%.................................................       10.25%
5.45%.................................................       10.23%
5.46%.................................................       10.20%
5.47%.................................................       10.17%
5.48%.................................................       10.14%
5.49%.................................................       10.11%
5.50%.................................................       10.08%
5.51%.................................................       10.06%
5.52%.................................................       10.03%
5.53%.................................................       10.00%
5.54%.................................................        9.97%
5.55%.................................................        9.94%
5.56%.................................................        9.92%
5.57%.................................................        9.89%
5.58%.................................................        9.86%
5.59%.................................................        9.83%
5.60%.................................................        9.80%
5.61%.................................................        9.77%
5.62%.................................................        9.75%
5.63%.................................................        9.72%
5.64%.................................................        9.69%
5.65%.................................................        9.66%
5.66%.................................................        9.63%
5.67%.................................................        9.61%
5.68%.................................................        9.58%
5.69%.................................................        9.55%
5.70%.................................................        9.52%
5.71%.................................................        9.50%
5.72%.................................................        9.47%
5.73%.................................................        9.44%
5.74%.................................................        9.41%
5.75%.................................................        9.39%
5.76%.................................................        9.36%
5.77%.................................................        9.33%
5.78%.................................................        9.30%
5.79%.................................................        9.27%
5.80%.................................................        9.25%
5.81%.................................................        9.22%
5.82%.................................................        9.19%
5.83%.................................................        9.16%
5.84%.................................................        9.14%
5.85%.................................................        9.11%
5.86%.................................................        9.08%
5.87%.................................................        9.06%
5.88%.................................................        9.03%
5.89%.................................................        9.00%
5.90%.................................................        8.97%
5.91%.................................................        8.95%
5.92%.................................................        8.92%
5.93%.................................................        8.89%
5.94%.................................................        8.86%
5.95%.................................................        8.84%
5.96%.................................................        8.81%
5.97%.................................................        8.78%
5.98%.................................................        8.76%
5.99%.................................................        8.73%
6.00%.................................................        8.70%

                                     F-2-5

                                   TABLE F-2

                  MATRIX OF EXTENSION COUPONS OF THE NEW NOTES

10 YEAR                                                                       30 YEAR BENCHMARK TREASURY YIELD
BENCHMARK                                               ----------------------------------------------------------------------------
TREASURY YIELD                                             6.26%        6.27%        6.28%        6.29%        6.30%        6.31%
------------------------------------------------------  -----------  -----------  -----------  -----------  -----------  -----------
5.20%.................................................       10.99%       11.03%       11.07%       11.11%       11.16%       11.20%
5.21%.................................................       10.96%       11.00%       11.04%       11.08%       11.13%       11.17%
5.22%.................................................       10.93%       10.97%       11.01%       11.05%       11.10%       11.14%
5.23%.................................................       10.90%       10.94%       10.98%       11.03%       11.07%       11.11%
5.24%.................................................       10.87%       10.91%       10.95%       11.00%       11.04%       11.08%
5.25%.................................................       10.84%       10.88%       10.93%       10.97%       11.01%       11.05%
5.26%.................................................       10.81%       10.85%       10.90%       10.94%       10.98%       11.02%
5.27%.................................................       10.78%       10.83%       10.87%       10.91%       10.95%       10.99%
5.28%.................................................       10.76%       10.80%       10.84%       10.88%       10.92%       10.96%
5.29%.................................................       10.73%       10.77%       10.81%       10.85%       10.89%       10.93%
5.30%.................................................       10.70%       10.74%       10.78%       10.82%       10.86%       10.90%
5.31%.................................................       10.67%       10.71%       10.75%       10.79%       10.83%       10.88%
5.32%.................................................       10.64%       10.68%       10.72%       10.76%       10.80%       10.85%
5.33%.................................................       10.61%       10.65%       10.69%       10.73%       10.78%       10.82%
5.34%.................................................       10.58%       10.62%       10.66%       10.71%       10.75%       10.79%
5.35%.................................................       10.55%       10.59%       10.64%       10.68%       10.72%       10.76%
5.36%.................................................       10.52%       10.57%       10.61%       10.65%       10.69%       10.73%
5.37%.................................................       10.50%       10.54%       10.58%       10.62%       10.66%       10.70%
5.38%.................................................       10.47%       10.51%       10.55%       10.59%       10.63%       10.67%
5.39%.................................................       10.44%       10.48%       10.52%       10.56%       10.60%       10.64%
5.40%.................................................       10.41%       10.45%       10.49%       10.53%       10.57%       10.61%
5.41%.................................................       10.38%       10.42%       10.46%       10.50%       10.54%       10.59%
5.42%.................................................       10.35%       10.39%       10.43%       10.47%       10.52%       10.56%
5.43%.................................................       10.32%       10.36%       10.41%       10.45%       10.49%       10.53%
5.44%.................................................       10.30%       10.34%       10.38%       10.42%       10.46%       10.50%
5.45%.................................................       10.27%       10.31%       10.35%       10.39%       10.43%       10.47%
5.46%.................................................       10.24%       10.28%       10.32%       10.36%       10.40%       10.44%
5.47%.................................................       10.21%       10.25%       10.29%       10.33%       10.37%       10.41%
5.48%.................................................       10.18%       10.22%       10.26%       10.30%       10.34%       10.38%
5.49%.................................................       10.15%       10.19%       10.23%       10.27%       10.32%       10.36%
5.50%.................................................       10.12%       10.17%       10.21%       10.25%       10.29%       10.33%
5.51%.................................................       10.10%       10.14%       10.18%       10.22%       10.26%       10.30%
5.52%.................................................       10.07%       10.11%       10.15%       10.19%       10.23%       10.27%
5.53%.................................................       10.04%       10.08%       10.12%       10.16%       10.20%       10.24%
5.54%.................................................       10.01%       10.05%       10.09%       10.13%       10.17%       10.21%
5.55%.................................................        9.98%       10.02%       10.06%       10.10%       10.14%       10.18%
5.56%.................................................        9.96%       10.00%       10.04%       10.08%       10.12%       10.16%
5.57%.................................................        9.93%        9.97%       10.01%       10.05%       10.09%       10.13%
5.58%.................................................        9.90%        9.94%        9.98%       10.02%       10.06%       10.10%
5.59%.................................................        9.87%        9.91%        9.95%        9.99%       10.03%       10.07%
5.60%.................................................        9.84%        9.88%        9.92%        9.96%       10.00%       10.04%
5.61%.................................................        9.81%        9.85%        9.89%        9.93%        9.97%       10.02%
5.62%.................................................        9.79%        9.83%        9.87%        9.91%        9.95%        9.99%
5.63%.................................................        9.76%        9.80%        9.84%        9.88%        9.92%        9.96%
5.64%.................................................        9.73%        9.77%        9.81%        9.85%        9.89%        9.93%
5.65%.................................................        9.70%        9.74%        9.78%        9.82%        9.86%        9.90%
5.66%.................................................        9.67%        9.71%        9.75%        9.79%        9.83%        9.87%
5.67%.................................................        9.65%        9.69%        9.73%        9.77%        9.81%        9.85%
5.68%.................................................        9.62%        9.66%        9.70%        9.74%        9.78%        9.82%
5.69%.................................................        9.59%        9.63%        9.67%        9.71%        9.75%        9.79%
5.70%.................................................        9.56%        9.60%        9.64%        9.68%        9.72%        9.76%
5.71%.................................................        9.54%        9.57%        9.61%        9.65%        9.69%        9.73%
5.72%.................................................        9.51%        9.55%        9.59%        9.63%        9.67%        9.71%
5.73%.................................................        9.48%        9.52%        9.56%        9.60%        9.64%        9.68%
5.74%.................................................        9.45%        9.49%        9.53%        9.57%        9.61%        9.65%
5.75%.................................................        9.42%        9.46%        9.50%        9.54%        9.58%        9.62%
5.76%.................................................        9.40%        9.44%        9.48%        9.51%        9.55%        9.59%
5.77%.................................................        9.37%        9.41%        9.45%        9.49%        9.53%        9.57%
5.78%.................................................        9.34%        9.38%        9.42%        9.46%        9.50%        9.54%
5.79%.................................................        9.31%        9.35%        9.39%        9.43%        9.47%        9.51%
5.80%.................................................        9.29%        9.33%        9.36%        9.40%        9.44%        9.48%
5.81%.................................................        9.26%        9.30%        9.34%        9.38%        9.42%        9.45%
5.82%.................................................        9.23%        9.27%        9.31%        9.35%        9.39%        9.43%
5.83%.................................................        9.20%        9.24%        9.28%        9.32%        9.36%        9.40%
5.84%.................................................        9.18%        9.22%        9.25%        9.29%        9.33%        9.37%
5.85%.................................................        9.15%        9.19%        9.23%        9.27%        9.30%        9.34%
5.86%.................................................        9.12%        9.16%        9.20%        9.24%        9.28%        9.32%
5.87%.................................................        9.09%        9.13%        9.17%        9.21%        9.25%        9.29%
5.88%.................................................        9.07%        9.11%        9.14%        9.18%        9.22%        9.26%
5.89%.................................................        9.04%        9.08%        9.12%        9.16%        9.19%        9.23%
5.90%.................................................        9.01%        9.05%        9.09%        9.13%        9.17%        9.21%
5.91%.................................................        8.98%        9.02%        9.06%        9.10%        9.14%        9.18%
5.92%.................................................        8.96%        9.00%        9.03%        9.07%        9.11%        9.15%
5.93%.................................................        8.93%        8.97%        9.01%        9.05%        9.08%        9.12%
5.94%.................................................        8.90%        8.94%        8.98%        9.02%        9.06%        9.10%
5.95%.................................................        8.88%        8.91%        8.95%        8.99%        9.03%        9.07%
5.96%.................................................        8.85%        8.89%        8.93%        8.96%        9.00%        9.04%
5.97%.................................................        8.82%        8.86%        8.90%        8.94%        8.98%        9.01%
5.98%.................................................        8.79%        8.83%        8.87%        8.91%        8.95%        8.99%
5.99%.................................................        8.77%        8.81%        8.84%        8.88%        8.92%        8.96%
6.00%.................................................        8.74%        8.78%        8.82%        8.86%        8.89%        8.93%

10 YEAR
BENCHMARK
TREASURY YIELD                                             6.32%        6.33%        6.34%        6.35%        6.36%        6.37%
------------------------------------------------------  -----------  -----------  -----------  -----------  -----------  -----------
5.20%.................................................       11.24%       11.28%       11.32%       11.37%       11.41%       11.45%
5.21%.................................................       11.21%       11.25%       11.29%       11.34%       11.38%       11.42%
5.22%.................................................       11.18%       11.22%       11.26%       11.31%       11.35%       11.39%
5.23%.................................................       11.15%       11.19%       11.23%       11.28%       11.32%       11.36%
5.24%.................................................       11.12%       11.16%       11.21%       11.25%       11.29%       11.33%
5.25%.................................................       11.09%       11.13%       11.18%       11.22%       11.26%       11.30%
5.26%.................................................       11.06%       11.10%       11.15%       11.19%       11.23%       11.27%
5.27%.................................................       11.03%       11.08%       11.12%       11.16%       11.20%       11.24%
5.28%.................................................       11.00%       11.05%       11.09%       11.13%       11.17%       11.21%
5.29%.................................................       10.98%       11.02%       11.06%       11.10%       11.14%       11.18%
5.30%.................................................       10.95%       10.99%       11.03%       11.07%       11.11%       11.16%
5.31%.................................................       10.92%       10.96%       11.00%       11.04%       11.08%       11.13%
5.32%.................................................       10.89%       10.93%       10.97%       11.01%       11.05%       11.10%
5.33%.................................................       10.86%       10.90%       10.94%       10.98%       11.03%       11.07%
5.34%.................................................       10.83%       10.87%       10.91%       10.95%       11.00%       11.04%
5.35%.................................................       10.80%       10.84%       10.88%       10.92%       10.97%       11.01%
5.36%.................................................       10.77%       10.81%       10.85%       10.90%       10.94%       10.98%
5.37%.................................................       10.74%       10.78%       10.83%       10.87%       10.91%       10.95%
5.38%.................................................       10.71%       10.75%       10.80%       10.84%       10.88%       10.92%
5.39%.................................................       10.68%       10.73%       10.77%       10.81%       10.85%       10.89%
5.40%.................................................       10.66%       10.70%       10.74%       10.78%       10.82%       10.86%
5.41%.................................................       10.63%       10.67%       10.71%       10.75%       10.79%       10.83%
5.42%.................................................       10.60%       10.64%       10.68%       10.72%       10.76%       10.80%
5.43%.................................................       10.57%       10.61%       10.65%       10.69%       10.73%       10.78%
5.44%.................................................       10.54%       10.58%       10.62%       10.66%       10.70%       10.75%
5.45%.................................................       10.51%       10.55%       10.59%       10.64%       10.68%       10.72%
5.46%.................................................       10.48%       10.52%       10.57%       10.61%       10.65%       10.69%
5.47%.................................................       10.45%       10.50%       10.54%       10.58%       10.62%       10.66%
5.48%.................................................       10.43%       10.47%       10.51%       10.55%       10.59%       10.63%
5.49%.................................................       10.40%       10.44%       10.48%       10.52%       10.56%       10.60%
5.50%.................................................       10.37%       10.41%       10.45%       10.49%       10.53%       10.57%
5.51%.................................................       10.34%       10.38%       10.42%       10.46%       10.50%       10.54%
5.52%.................................................       10.31%       10.35%       10.39%       10.43%       10.47%       10.52%
5.53%.................................................       10.28%       10.32%       10.36%       10.40%       10.45%       10.49%
5.54%.................................................       10.25%       10.29%       10.34%       10.38%       10.42%       10.46%
5.55%.................................................       10.23%       10.27%       10.31%       10.35%       10.39%       10.43%
5.56%.................................................       10.20%       10.24%       10.28%       10.32%       10.36%       10.40%
5.57%.................................................       10.17%       10.21%       10.25%       10.29%       10.33%       10.37%
5.58%.................................................       10.14%       10.18%       10.22%       10.26%       10.30%       10.34%
5.59%.................................................       10.11%       10.15%       10.19%       10.23%       10.27%       10.31%
5.60%.................................................       10.08%       10.12%       10.16%       10.20%       10.25%       10.29%
5.61%.................................................       10.06%       10.10%       10.14%       10.18%       10.22%       10.26%
5.62%.................................................       10.03%       10.07%       10.11%       10.15%       10.19%       10.23%
5.63%.................................................       10.00%       10.04%       10.08%       10.12%       10.16%       10.20%
5.64%.................................................        9.97%       10.01%       10.05%       10.09%       10.13%       10.17%
5.65%.................................................        9.94%        9.98%       10.02%       10.06%       10.10%       10.14%
5.66%.................................................        9.91%        9.95%        9.99%       10.03%       10.07%       10.12%
5.67%.................................................        9.89%        9.93%        9.97%       10.01%       10.05%       10.09%
5.68%.................................................        9.86%        9.90%        9.94%        9.98%       10.02%       10.06%
5.69%.................................................        9.83%        9.87%        9.91%        9.95%        9.99%       10.03%
5.70%.................................................        9.80%        9.84%        9.88%        9.92%        9.96%       10.00%
5.71%.................................................        9.77%        9.81%        9.85%        9.89%        9.93%        9.97%
5.72%.................................................        9.75%        9.79%        9.83%        9.87%        9.91%        9.95%
5.73%.................................................        9.72%        9.76%        9.80%        9.84%        9.88%        9.92%
5.74%.................................................        9.69%        9.73%        9.77%        9.81%        9.85%        9.89%
5.75%.................................................        9.66%        9.70%        9.74%        9.78%        9.82%        9.86%
5.76%.................................................        9.63%        9.67%        9.71%        9.75%        9.79%        9.83%
5.77%.................................................        9.61%        9.65%        9.69%        9.72%        9.76%        9.80%
5.78%.................................................        9.58%        9.62%        9.66%        9.70%        9.74%        9.78%
5.79%.................................................        9.55%        9.59%        9.63%        9.67%        9.71%        9.75%
5.80%.................................................        9.52%        9.56%        9.60%        9.64%        9.68%        9.72%
5.81%.................................................        9.49%        9.53%        9.57%        9.61%        9.65%        9.69%
5.82%.................................................        9.47%        9.51%        9.55%        9.59%        9.62%        9.66%
5.83%.................................................        9.44%        9.48%        9.52%        9.56%        9.60%        9.64%
5.84%.................................................        9.41%        9.45%        9.49%        9.53%        9.57%        9.61%
5.85%.................................................        9.38%        9.42%        9.46%        9.50%        9.54%        9.58%
5.86%.................................................        9.36%        9.39%        9.43%        9.47%        9.51%        9.55%
5.87%.................................................        9.33%        9.37%        9.41%        9.45%        9.49%        9.52%
5.88%.................................................        9.30%        9.34%        9.38%        9.42%        9.46%        9.50%
5.89%.................................................        9.27%        9.31%        9.35%        9.39%        9.43%        9.47%
5.90%.................................................        9.25%        9.28%        9.32%        9.36%        9.40%        9.44%
5.91%.................................................        9.22%        9.26%        9.30%        9.34%        9.37%        9.41%
5.92%.................................................        9.19%        9.23%        9.27%        9.31%        9.35%        9.39%
5.93%.................................................        9.16%        9.20%        9.24%        9.28%        9.32%        9.36%
5.94%.................................................        9.14%        9.17%        9.21%        9.25%        9.29%        9.33%
5.95%.................................................        9.11%        9.15%        9.19%        9.22%        9.26%        9.30%
5.96%.................................................        9.08%        9.12%        9.16%        9.20%        9.24%        9.28%
5.97%.................................................        9.05%        9.09%        9.13%        9.17%        9.21%        9.25%
5.98%.................................................        9.03%        9.06%        9.10%        9.14%        9.18%        9.22%
5.99%.................................................        9.00%        9.04%        9.08%        9.11%        9.15%        9.19%
6.00%.................................................        8.97%        9.01%        9.05%        9.09%        9.13%        9.17%

10 YEAR
BENCHMARK
TREASURY YIELD                                             6.38%
------------------------------------------------------  -----------
5.20%.................................................       11.49%
5.21%.................................................       11.46%
5.22%.................................................       11.43%
5.23%.................................................       11.40%
5.24%.................................................       11.37%
5.25%.................................................       11.34%
5.26%.................................................       11.31%
5.27%.................................................       11.29%
5.28%.................................................       11.26%
5.29%.................................................       11.23%
5.30%.................................................       11.20%
5.31%.................................................       11.17%
5.32%.................................................       11.14%
5.33%.................................................       11.11%
5.34%.................................................       11.08%
5.35%.................................................       11.05%
5.36%.................................................       11.02%
5.37%.................................................       10.99%
5.38%.................................................       10.96%
5.39%.................................................       10.93%
5.40%.................................................       10.90%
5.41%.................................................       10.87%
5.42%.................................................       10.85%
5.43%.................................................       10.82%
5.44%.................................................       10.79%
5.45%.................................................       10.76%
5.46%.................................................       10.73%
5.47%.................................................       10.70%
5.48%.................................................       10.67%
5.49%.................................................       10.64%
5.50%.................................................       10.61%
5.51%.................................................       10.59%
5.52%.................................................       10.56%
5.53%.................................................       10.53%
5.54%.................................................       10.50%
5.55%.................................................       10.47%
5.56%.................................................       10.44%
5.57%.................................................       10.41%
5.58%.................................................       10.38%
5.59%.................................................       10.36%
5.60%.................................................       10.33%
5.61%.................................................       10.30%
5.62%.................................................       10.27%
5.63%.................................................       10.24%
5.64%.................................................       10.21%
5.65%.................................................       10.18%
5.66%.................................................       10.16%
5.67%.................................................       10.13%
5.68%.................................................       10.10%
5.69%.................................................       10.07%
5.70%.................................................       10.04%
5.71%.................................................       10.01%
5.72%.................................................        9.99%
5.73%.................................................        9.96%
5.74%.................................................        9.93%
5.75%.................................................        9.90%
5.76%.................................................        9.87%
5.77%.................................................        9.84%
5.78%.................................................        9.82%
5.79%.................................................        9.79%
5.80%.................................................        9.76%
5.81%.................................................        9.73%
5.82%.................................................        9.70%
5.83%.................................................        9.68%
5.84%.................................................        9.65%
5.85%.................................................        9.62%
5.86%.................................................        9.59%
5.87%.................................................        9.56%
5.88%.................................................        9.54%
5.89%.................................................        9.51%
5.90%.................................................        9.48%
5.91%.................................................        9.45%
5.92%.................................................        9.43%
5.93%.................................................        9.40%
5.94%.................................................        9.37%
5.95%.................................................        9.34%
5.96%.................................................        9.31%
5.97%.................................................        9.29%
5.98%.................................................        9.26%
5.99%.................................................        9.23%
6.00%.................................................        9.20%

                                     F-2-6

                                   TABLE F-2

                  MATRIX OF EXTENSION COUPONS OF THE NEW NOTES

10 YEAR                                                                        30 YEAR BENCHMARK TREASURY YIELD
BENCHMARK                                                       ---------------------------------------------------------------
TREASURY YIELD                                                     6.39%        6.40%        6.41%        6.42%        6.43%
--------------------------------------------------------------  -----------  -----------  -----------  -----------  -----------
5.20%.........................................................       11.54%       11.58%       11.62%       11.66%       11.71%
5.21%.........................................................       11.51%       11.55%       11.59%       11.63%       11.68%
5.22%.........................................................       11.48%       11.52%       11.56%       11.60%       11.65%
5.23%.........................................................       11.45%       11.49%       11.53%       11.57%       11.62%
5.24%.........................................................       11.42%       11.46%       11.50%       11.54%       11.59%
5.25%.........................................................       11.39%       11.43%       11.47%       11.51%       11.56%
5.26%.........................................................       11.36%       11.40%       11.44%       11.48%       11.53%
5.27%.........................................................       11.33%       11.37%       11.41%       11.45%       11.50%
5.28%.........................................................       11.30%       11.34%       11.38%       11.42%       11.47%
5.29%.........................................................       11.27%       11.31%       11.35%       11.40%       11.44%
5.30%.........................................................       11.24%       11.28%       11.32%       11.37%       11.41%
5.31%.........................................................       11.21%       11.25%       11.29%       11.34%       11.38%
5.32%.........................................................       11.18%       11.22%       11.26%       11.31%       11.35%
5.33%.........................................................       11.15%       11.19%       11.23%       11.28%       11.32%
5.34%.........................................................       11.12%       11.16%       11.21%       11.25%       11.29%
5.35%.........................................................       11.09%       11.13%       11.18%       11.22%       11.26%
5.36%.........................................................       11.06%       11.10%       11.15%       11.19%       11.23%
5.37%.........................................................       11.03%       11.08%       11.12%       11.16%       11.20%
5.38%.........................................................       11.00%       11.05%       11.09%       11.13%       11.17%
5.39%.........................................................       10.97%       11.02%       11.06%       11.10%       11.14%
5.40%.........................................................       10.95%       10.99%       11.03%       11.07%       11.11%
5.41%.........................................................       10.92%       10.96%       11.00%       11.04%       11.08%
5.42%.........................................................       10.89%       10.93%       10.97%       11.01%       11.05%
5.43%.........................................................       10.86%       10.90%       10.94%       10.98%       11.02%
5.44%.........................................................       10.83%       10.87%       10.91%       10.95%       11.00%
5.45%.........................................................       10.80%       10.84%       10.88%       10.92%       10.97%
5.46%.........................................................       10.77%       10.81%       10.85%       10.90%       10.94%
5.47%.........................................................       10.74%       10.78%       10.82%       10.87%       10.91%
5.48%.........................................................       10.71%       10.75%       10.80%       10.84%       10.88%
5.49%.........................................................       10.68%       10.73%       10.77%       10.81%       10.85%
5.50%.........................................................       10.66%       10.70%       10.74%       10.78%       10.82%
5.51%.........................................................       10.63%       10.67%       10.71%       10.75%       10.79%
5.52%.........................................................       10.60%       10.64%       10.68%       10.72%       10.76%
5.53%.........................................................       10.57%       10.61%       10.65%       10.69%       10.73%
5.54%.........................................................       10.54%       10.58%       10.62%       10.66%       10.70%
5.55%.........................................................       10.51%       10.55%       10.59%       10.63%       10.68%
5.56%.........................................................       10.48%       10.52%       10.56%       10.61%       10.65%
5.57%.........................................................       10.45%       10.49%       10.54%       10.58%       10.62%
5.58%.........................................................       10.42%       10.47%       10.51%       10.55%       10.59%
5.59%.........................................................       10.40%       10.44%       10.48%       10.52%       10.56%
5.60%.........................................................       10.37%       10.41%       10.45%       10.49%       10.53%
5.61%.........................................................       10.34%       10.38%       10.42%       10.46%       10.50%
5.62%.........................................................       10.31%       10.35%       10.39%       10.43%       10.47%
5.63%.........................................................       10.28%       10.32%       10.36%       10.40%       10.44%
5.64%.........................................................       10.25%       10.29%       10.33%       10.38%       10.42%
5.65%.........................................................       10.22%       10.27%       10.31%       10.35%       10.39%
5.66%.........................................................       10.20%       10.24%       10.28%       10.32%       10.36%
5.67%.........................................................       10.17%       10.21%       10.25%       10.29%       10.33%
5.68%.........................................................       10.14%       10.18%       10.22%       10.26%       10.30%
5.69%.........................................................       10.11%       10.15%       10.19%       10.23%       10.27%
5.70%.........................................................       10.08%       10.12%       10.16%       10.20%       10.24%
5.71%.........................................................       10.05%       10.09%       10.13%       10.17%       10.22%
5.72%.........................................................       10.03%       10.07%       10.11%       10.15%       10.19%
5.73%.........................................................       10.00%       10.04%       10.08%       10.12%       10.16%
5.74%.........................................................        9.97%       10.01%       10.05%       10.09%       10.13%
5.75%.........................................................        9.94%        9.98%       10.02%       10.06%       10.10%
5.76%.........................................................        9.91%        9.95%        9.99%       10.03%       10.07%
5.77%.........................................................        9.88%        9.92%        9.96%       10.00%       10.05%
5.78%.........................................................        9.86%        9.90%        9.94%        9.98%       10.02%
5.79%.........................................................        9.83%        9.87%        9.91%        9.95%        9.99%
5.80%.........................................................        9.80%        9.84%        9.88%        9.92%        9.96%
5.81%.........................................................        9.77%        9.81%        9.85%        9.89%        9.93%
5.82%.........................................................        9.74%        9.78%        9.82%        9.86%        9.90%
5.83%.........................................................        9.72%        9.76%        9.80%        9.84%        9.88%
5.84%.........................................................        9.69%        9.73%        9.77%        9.81%        9.85%
5.85%.........................................................        9.66%        9.70%        9.74%        9.78%        9.82%
5.86%.........................................................        9.63%        9.67%        9.71%        9.75%        9.79%
5.87%.........................................................        9.60%        9.64%        9.68%        9.72%        9.76%
5.88%.........................................................        9.58%        9.62%        9.66%        9.70%        9.73%
5.89%.........................................................        9.55%        9.59%        9.63%        9.67%        9.71%
5.90%.........................................................        9.52%        9.56%        9.60%        9.64%        9.68%
5.91%.........................................................        9.49%        9.53%        9.57%        9.61%        9.65%
5.92%.........................................................        9.46%        9.50%        9.54%        9.58%        9.62%
5.93%.........................................................        9.44%        9.48%        9.52%        9.56%        9.59%
5.94%.........................................................        9.41%        9.45%        9.49%        9.53%        9.57%
5.95%.........................................................        9.38%        9.42%        9.46%        9.50%        9.54%
5.96%.........................................................        9.35%        9.39%        9.43%        9.47%        9.51%
5.97%.........................................................        9.33%        9.37%        9.40%        9.44%        9.48%
5.98%.........................................................        9.30%        9.34%        9.38%        9.42%        9.46%
5.99%.........................................................        9.27%        9.31%        9.35%        9.39%        9.43%
6.00%.........................................................        9.24%        9.28%        9.32%        9.36%        9.40%

10 YEAR
BENCHMARK
TREASURY YIELD                                                     6.44%        6.45%        6.46%        6.47%        6.48%
--------------------------------------------------------------  -----------  -----------  -----------  -----------  -----------
5.20%.........................................................       11.75%       11.79%       11.83%       11.88%       11.92%
5.21%.........................................................       11.72%       11.76%       11.80%       11.85%       11.89%
5.22%.........................................................       11.69%       11.73%       11.77%       11.82%       11.86%
5.23%.........................................................       11.66%       11.70%       11.74%       11.79%       11.83%
5.24%.........................................................       11.63%       11.67%       11.71%       11.76%       11.80%
5.25%.........................................................       11.60%       11.64%       11.68%       11.73%       11.77%
5.26%.........................................................       11.57%       11.61%       11.65%       11.70%       11.74%
5.27%.........................................................       11.54%       11.58%       11.62%       11.67%       11.71%
5.28%.........................................................       11.51%       11.55%       11.59%       11.64%       11.68%
5.29%.........................................................       11.48%       11.52%       11.56%       11.61%       11.65%
5.30%.........................................................       11.45%       11.49%       11.54%       11.58%       11.62%
5.31%.........................................................       11.42%       11.46%       11.51%       11.55%       11.59%
5.32%.........................................................       11.39%       11.43%       11.48%       11.52%       11.56%
5.33%.........................................................       11.36%       11.40%       11.45%       11.49%       11.53%
5.34%.........................................................       11.33%       11.37%       11.42%       11.46%       11.50%
5.35%.........................................................       11.30%       11.34%       11.39%       11.43%       11.47%
5.36%.........................................................       11.27%       11.31%       11.36%       11.40%       11.44%
5.37%.........................................................       11.24%       11.28%       11.33%       11.37%       11.41%
5.38%.........................................................       11.21%       11.26%       11.30%       11.34%       11.38%
5.39%.........................................................       11.18%       11.23%       11.27%       11.31%       11.35%
5.40%.........................................................       11.15%       11.20%       11.24%       11.28%       11.32%
5.41%.........................................................       11.13%       11.17%       11.21%       11.25%       11.29%
5.42%.........................................................       11.10%       11.14%       11.18%       11.22%       11.26%
5.43%.........................................................       11.07%       11.11%       11.15%       11.19%       11.23%
5.44%.........................................................       11.04%       11.08%       11.12%       11.16%       11.20%
5.45%.........................................................       11.01%       11.05%       11.09%       11.13%       11.18%
5.46%.........................................................       10.98%       11.02%       11.06%       11.10%       11.15%
5.47%.........................................................       10.95%       10.99%       11.03%       11.07%       11.12%
5.48%.........................................................       10.92%       10.96%       11.00%       11.05%       11.09%
5.49%.........................................................       10.89%       10.93%       10.97%       11.02%       11.06%
5.50%.........................................................       10.86%       10.90%       10.94%       10.99%       11.03%
5.51%.........................................................       10.83%       10.87%       10.92%       10.96%       11.00%
5.52%.........................................................       10.80%       10.84%       10.89%       10.93%       10.97%
5.53%.........................................................       10.77%       10.82%       10.86%       10.90%       10.94%
5.54%.........................................................       10.75%       10.79%       10.83%       10.87%       10.91%
5.55%.........................................................       10.72%       10.76%       10.80%       10.84%       10.88%
5.56%.........................................................       10.69%       10.73%       10.77%       10.81%       10.85%
5.57%.........................................................       10.66%       10.70%       10.74%       10.78%       10.82%
5.58%.........................................................       10.63%       10.67%       10.71%       10.75%       10.79%
5.59%.........................................................       10.60%       10.64%       10.68%       10.72%       10.77%
5.60%.........................................................       10.57%       10.61%       10.65%       10.70%       10.74%
5.61%.........................................................       10.54%       10.58%       10.63%       10.67%       10.71%
5.62%.........................................................       10.51%       10.56%       10.60%       10.64%       10.68%
5.63%.........................................................       10.49%       10.53%       10.57%       10.61%       10.65%
5.64%.........................................................       10.46%       10.50%       10.54%       10.58%       10.62%
5.65%.........................................................       10.43%       10.47%       10.51%       10.55%       10.59%
5.66%.........................................................       10.40%       10.44%       10.48%       10.52%       10.56%
5.67%.........................................................       10.37%       10.41%       10.45%       10.49%       10.53%
5.68%.........................................................       10.34%       10.38%       10.42%       10.46%       10.51%
5.69%.........................................................       10.31%       10.35%       10.39%       10.44%       10.48%
5.70%.........................................................       10.28%       10.33%       10.37%       10.41%       10.45%
5.71%.........................................................       10.26%       10.30%       10.34%       10.38%       10.42%
5.72%.........................................................       10.23%       10.27%       10.31%       10.35%       10.39%
5.73%.........................................................       10.20%       10.24%       10.28%       10.32%       10.36%
5.74%.........................................................       10.17%       10.21%       10.25%       10.29%       10.33%
5.75%.........................................................       10.14%       10.18%       10.22%       10.26%       10.30%
5.76%.........................................................       10.11%       10.15%       10.19%       10.24%       10.28%
5.77%.........................................................       10.09%       10.13%       10.17%       10.21%       10.25%
5.78%.........................................................       10.06%       10.10%       10.14%       10.18%       10.22%
5.79%.........................................................       10.03%       10.07%       10.11%       10.15%       10.19%
5.80%.........................................................       10.00%       10.04%       10.08%       10.12%       10.16%
5.81%.........................................................        9.97%       10.01%       10.05%       10.09%       10.13%
5.82%.........................................................        9.94%        9.98%       10.02%       10.06%       10.10%
5.83%.........................................................        9.92%        9.96%       10.00%       10.04%       10.08%
5.84%.........................................................        9.89%        9.93%        9.97%       10.01%       10.05%
5.85%.........................................................        9.86%        9.90%        9.94%        9.98%       10.02%
5.86%.........................................................        9.83%        9.87%        9.91%        9.95%        9.99%
5.87%.........................................................        9.80%        9.84%        9.88%        9.92%        9.96%
5.88%.........................................................        9.77%        9.81%        9.85%        9.89%        9.93%
5.89%.........................................................        9.75%        9.79%        9.83%        9.87%        9.91%
5.90%.........................................................        9.72%        9.76%        9.80%        9.84%        9.88%
5.91%.........................................................        9.69%        9.73%        9.77%        9.81%        9.85%
5.92%.........................................................        9.66%        9.70%        9.74%        9.78%        9.82%
5.93%.........................................................        9.63%        9.67%        9.71%        9.75%        9.79%
5.94%.........................................................        9.61%        9.65%        9.69%        9.73%        9.77%
5.95%.........................................................        9.58%        9.62%        9.66%        9.70%        9.74%
5.96%.........................................................        9.55%        9.59%        9.63%        9.67%        9.71%
5.97%.........................................................        9.52%        9.56%        9.60%        9.64%        9.68%
5.98%.........................................................        9.49%        9.53%        9.57%        9.61%        9.65%
5.99%.........................................................        9.47%        9.51%        9.55%        9.59%        9.63%
6.00%.........................................................        9.44%        9.48%        9.52%        9.56%        9.60%

10 YEAR
BENCHMARK
TREASURY YIELD                                                     6.49%        6.50%
--------------------------------------------------------------  -----------  -----------
5.20%.........................................................       11.96%       12.01%
5.21%.........................................................       11.93%       11.98%
5.22%.........................................................       11.90%       11.95%
5.23%.........................................................       11.87%       11.92%
5.24%.........................................................       11.84%       11.89%
5.25%.........................................................       11.81%       11.86%
5.26%.........................................................       11.78%       11.83%
5.27%.........................................................       11.75%       11.80%
5.28%.........................................................       11.72%       11.77%
5.29%.........................................................       11.69%       11.74%
5.30%.........................................................       11.66%       11.71%
5.31%.........................................................       11.63%       11.68%
5.32%.........................................................       11.60%       11.65%
5.33%.........................................................       11.57%       11.62%
5.34%.........................................................       11.54%       11.59%
5.35%.........................................................       11.51%       11.56%
5.36%.........................................................       11.48%       11.53%
5.37%.........................................................       11.45%       11.50%
5.38%.........................................................       11.42%       11.47%
5.39%.........................................................       11.39%       11.44%
5.40%.........................................................       11.36%       11.41%
5.41%.........................................................       11.34%       11.38%
5.42%.........................................................       11.31%       11.35%
5.43%.........................................................       11.28%       11.32%
5.44%.........................................................       11.25%       11.29%
5.45%.........................................................       11.22%       11.26%
5.46%.........................................................       11.19%       11.23%
5.47%.........................................................       11.16%       11.20%
5.48%.........................................................       11.13%       11.17%
5.49%.........................................................       11.10%       11.14%
5.50%.........................................................       11.07%       11.11%
5.51%.........................................................       11.04%       11.08%
5.52%.........................................................       11.01%       11.05%
5.53%.........................................................       10.98%       11.02%
5.54%.........................................................       10.95%       10.99%
5.55%.........................................................       10.92%       10.97%
5.56%.........................................................       10.89%       10.94%
5.57%.........................................................       10.87%       10.91%
5.58%.........................................................       10.84%       10.88%
5.59%.........................................................       10.81%       10.85%
5.60%.........................................................       10.78%       10.82%
5.61%.........................................................       10.75%       10.79%
5.62%.........................................................       10.72%       10.76%
5.63%.........................................................       10.69%       10.73%
5.64%.........................................................       10.66%       10.70%
5.65%.........................................................       10.63%       10.67%
5.66%.........................................................       10.60%       10.65%
5.67%.........................................................       10.58%       10.62%
5.68%.........................................................       10.55%       10.59%
5.69%.........................................................       10.52%       10.56%
5.70%.........................................................       10.49%       10.53%
5.71%.........................................................       10.46%       10.50%
5.72%.........................................................       10.43%       10.47%
5.73%.........................................................       10.40%       10.44%
5.74%.........................................................       10.37%       10.41%
5.75%.........................................................       10.34%       10.39%
5.76%.........................................................       10.32%       10.36%
5.77%.........................................................       10.29%       10.33%
5.78%.........................................................       10.26%       10.30%
5.79%.........................................................       10.23%       10.27%
5.80%.........................................................       10.20%       10.24%
5.81%.........................................................       10.17%       10.21%
5.82%.........................................................       10.15%       10.19%
5.83%.........................................................       10.12%       10.16%
5.84%.........................................................       10.09%       10.13%
5.85%.........................................................       10.06%       10.10%
5.86%.........................................................       10.03%       10.07%
5.87%.........................................................       10.00%       10.04%
5.88%.........................................................        9.97%       10.01%
5.89%.........................................................        9.95%        9.99%
5.90%.........................................................        9.92%        9.96%
5.91%.........................................................        9.89%        9.93%
5.92%.........................................................        9.86%        9.90%
5.93%.........................................................        9.83%        9.87%
5.94%.........................................................        9.81%        9.85%
5.95%.........................................................        9.78%        9.82%
5.96%.........................................................        9.75%        9.79%
5.97%.........................................................        9.72%        9.76%
5.98%.........................................................        9.69%        9.73%
5.99%.........................................................        9.66%        9.70%
6.00%.........................................................        9.64%        9.68%

                                     F-2-7

                                   TABLE F-3

                  MATRIX OF REFERENCE PRICES OF THE NEW NOTES

                                                                      30 YEAR BENCHMARK TREASURY YIELD
                                           --------------------------------------------------------------------------------------
10 YEAR BENCHMARK TREASURY YIELD             5.50%      5.51%      5.52%      5.53%      5.54%      5.55%      5.56%      5.57%
-----------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
5.20%....................................  $1,314.96  $1,315.05  $1,315.15  $1,314.88  $1,314.98  $1,315.07  $1,315.15  $1,314.88
5.21%....................................  $1,314.23  $1,313.97  $1,314.07  $1,314.17  $1,313.90  $1,313.99  $1,314.08  $1,314.17
5.22%....................................  $1,313.15  $1,313.25  $1,312.99  $1,313.09  $1,313.18  $1,313.27  $1,313.01  $1,313.09
5.23%....................................  $1,312.07  $1,312.17  $1,312.27  $1,312.01  $1,312.10  $1,312.20  $1,312.29  $1,312.02
5.24%....................................  $1,311.34  $1,311.09  $1,311.19  $1,311.29  $1,311.39  $1,311.12  $1,311.22  $1,311.31
5.25%....................................  $1,310.26  $1,310.37  $1,310.47  $1,310.21  $1,310.31  $1,310.41  $1,310.14  $1,310.23
5.26%....................................  $1,309.54  $1,309.28  $1,309.39  $1,309.49  $1,309.23  $1,309.33  $1,309.43  $1,309.52
5.27%....................................  $1,308.45  $1,308.56  $1,308.31  $1,308.41  $1,308.51  $1,308.61  $1,308.35  $1,308.45
5.28%....................................  $1,307.37  $1,307.48  $1,307.59  $1,307.33  $1,307.44  $1,307.54  $1,307.64  $1,307.37
5.29%....................................  $1,306.65  $1,306.76  $1,306.51  $1,306.61  $1,306.72  $1,306.46  $1,306.56  $1,306.66
5.30%....................................  $1,305.56  $1,305.68  $1,305.79  $1,305.54  $1,305.64  $1,305.74  $1,305.49  $1,305.59
5.31%....................................  $1,304.84  $1,304.59  $1,304.71  $1,304.82  $1,304.56  $1,304.67  $1,304.77  $1,304.87
5.32%....................................  $1,303.76  $1,303.87  $1,303.63  $1,303.74  $1,303.85  $1,303.95  $1,303.70  $1,303.80
5.33%....................................  $1,303.04  $1,302.79  $1,302.91  $1,303.02  $1,302.77  $1,302.88  $1,302.98  $1,302.73
5.34%....................................  $1,301.95  $1,302.07  $1,301.83  $1,301.94  $1,302.05  $1,301.80  $1,301.91  $1,302.01
5.35%....................................  $1,300.87  $1,300.99  $1,301.11  $1,300.86  $1,300.97  $1,301.08  $1,300.83  $1,300.94
5.36%....................................  $1,300.15  $1,299.91  $1,300.02  $1,300.14  $1,300.26  $1,300.01  $1,300.12  $1,300.23
5.37%....................................  $1,299.06  $1,299.18  $1,299.30  $1,299.06  $1,299.18  $1,299.29  $1,299.04  $1,299.15
5.38%....................................  $1,298.34  $1,298.10  $1,298.22  $1,298.34  $1,298.10  $1,298.22  $1,298.33  $1,298.08
5.39%....................................  $1,297.26  $1,297.38  $1,297.14  $1,297.26  $1,297.38  $1,297.14  $1,297.26  $1,297.37
5.40%....................................  $1,296.53  $1,296.30  $1,296.42  $1,296.55  $1,296.31  $1,296.42  $1,296.54  $1,296.29
5.41%....................................  $1,295.45  $1,295.58  $1,295.34  $1,295.47  $1,295.59  $1,295.35  $1,295.47  $1,295.58
5.42%....................................  $1,294.37  $1,294.50  $1,294.62  $1,294.39  $1,294.51  $1,294.63  $1,294.39  $1,294.51
5.43%....................................  $1,293.64  $1,293.77  $1,293.54  $1,293.67  $1,293.79  $1,293.56  $1,293.68  $1,293.79
5.44%....................................  $1,292.56  $1,292.69  $1,292.82  $1,292.59  $1,292.72  $1,292.84  $1,292.60  $1,292.72
5.45%....................................  $1,291.84  $1,291.61  $1,291.74  $1,291.87  $1,291.64  $1,291.76  $1,291.89  $1,291.65
5.46%....................................  $1,290.75  $1,290.89  $1,291.02  $1,290.79  $1,290.92  $1,291.05  $1,290.81  $1,290.93
5.47%....................................  $1,290.03  $1,289.81  $1,289.94  $1,290.07  $1,289.84  $1,289.97  $1,290.10  $1,289.86
5.48%....................................  $1,288.95  $1,289.09  $1,288.86  $1,288.99  $1,289.12  $1,288.90  $1,289.02  $1,289.15
5.49%....................................  $1,288.23  $1,288.00  $1,288.14  $1,288.27  $1,288.05  $1,288.18  $1,287.95  $1,288.07
5.50%....................................  $1,287.14  $1,287.28  $1,287.06  $1,287.20  $1,287.33  $1,287.10  $1,287.23  $1,287.36
5.51%....................................  $1,286.42  $1,286.20  $1,286.34  $1,286.48  $1,286.25  $1,286.39  $1,286.16  $1,286.29
5.52%....................................  $1,285.34  $1,285.48  $1,285.26  $1,285.40  $1,285.53  $1,285.31  $1,285.44  $1,285.21
5.53%....................................  $1,284.61  $1,284.40  $1,284.54  $1,284.32  $1,284.46  $1,284.59  $1,284.37  $1,284.50
5.54%....................................  $1,283.53  $1,283.68  $1,283.46  $1,283.60  $1,283.38  $1,283.52  $1,283.65  $1,283.43
5.55%....................................  $1,282.81  $1,282.59  $1,282.74  $1,282.52  $1,282.66  $1,282.80  $1,282.58  $1,282.71
5.56%....................................  $1,281.72  $1,281.87  $1,281.66  $1,281.80  $1,281.58  $1,281.73  $1,281.86  $1,281.64
5.57%....................................  $1,281.00  $1,280.79  $1,280.94  $1,280.72  $1,280.87  $1,281.01  $1,280.79  $1,280.93
5.58%....................................  $1,279.92  $1,280.07  $1,279.86  $1,280.00  $1,279.79  $1,279.93  $1,280.07  $1,279.85
5.59%....................................  $1,279.19  $1,278.99  $1,279.14  $1,278.93  $1,279.07  $1,278.86  $1,279.00  $1,279.14
5.60%....................................  $1,278.11  $1,278.26  $1,278.06  $1,278.21  $1,277.99  $1,278.14  $1,278.28  $1,278.07
5.61%....................................  $1,277.39  $1,277.18  $1,277.34  $1,277.13  $1,277.28  $1,277.06  $1,277.21  $1,277.35
5.62%....................................  $1,276.30  $1,276.46  $1,276.26  $1,276.41  $1,276.20  $1,276.35  $1,276.14  $1,276.28
5.63%....................................  $1,275.58  $1,275.38  $1,275.54  $1,275.33  $1,275.48  $1,275.27  $1,275.42  $1,275.56
5.64%....................................  $1,274.50  $1,274.66  $1,274.45  $1,274.61  $1,274.40  $1,274.55  $1,274.35  $1,274.49
5.65%....................................  $1,273.78  $1,273.58  $1,273.73  $1,273.53  $1,273.69  $1,273.48  $1,273.63  $1,273.78
5.66%....................................  $1,272.69  $1,272.85  $1,272.65  $1,272.81  $1,272.61  $1,272.76  $1,272.56  $1,272.71
5.67%....................................  $1,271.97  $1,271.77  $1,271.93  $1,271.73  $1,271.89  $1,271.69  $1,271.84  $1,271.63
5.68%....................................  $1,270.89  $1,271.05  $1,270.85  $1,271.01  $1,270.81  $1,270.97  $1,270.77  $1,270.92
5.69%....................................  $1,270.16  $1,269.97  $1,270.13  $1,269.94  $1,270.10  $1,269.89  $1,270.05  $1,269.85
5.70%....................................  $1,269.08  $1,269.25  $1,269.05  $1,269.22  $1,269.02  $1,269.18  $1,268.98  $1,269.13
5.71%....................................  $1,268.36  $1,268.17  $1,268.33  $1,268.14  $1,268.30  $1,268.10  $1,268.26  $1,268.06
5.72%....................................  $1,267.27  $1,267.44  $1,267.25  $1,267.42  $1,267.22  $1,267.38  $1,267.19  $1,267.34
5.73%....................................  $1,266.55  $1,266.36  $1,266.53  $1,266.34  $1,266.50  $1,266.31  $1,266.47  $1,266.27
5.74%....................................  $1,265.47  $1,265.64  $1,265.45  $1,265.62  $1,265.43  $1,265.59  $1,265.40  $1,265.56
5.75%....................................  $1,264.75  $1,264.56  $1,264.73  $1,264.54  $1,264.71  $1,264.52  $1,264.68  $1,264.48
5.76%....................................  $1,263.66  $1,263.84  $1,263.65  $1,263.82  $1,263.63  $1,263.80  $1,263.61  $1,263.77
5.77%....................................  $1,262.94  $1,262.76  $1,262.93  $1,262.74  $1,262.91  $1,262.72  $1,262.89  $1,262.70
5.78%....................................  $1,261.86  $1,262.03  $1,261.85  $1,262.02  $1,261.84  $1,262.01  $1,261.82  $1,261.98
5.79%....................................  $1,261.13  $1,260.95  $1,261.13  $1,260.95  $1,261.12  $1,260.93  $1,261.10  $1,260.91
5.80%....................................  $1,260.05  $1,260.23  $1,260.05  $1,260.23  $1,260.04  $1,260.21  $1,260.03  $1,260.20
5.81%....................................  $1,259.33  $1,259.15  $1,259.33  $1,259.15  $1,259.32  $1,259.14  $1,259.31  $1,259.48
5.82%....................................  $1,258.60  $1,258.43  $1,258.61  $1,258.43  $1,258.61  $1,258.42  $1,258.60  $1,258.41
5.83%....................................  $1,257.52  $1,257.71  $1,257.53  $1,257.71  $1,257.53  $1,257.71  $1,257.52  $1,257.69
5.84%....................................  $1,256.80  $1,256.62  $1,256.81  $1,256.63  $1,256.81  $1,256.63  $1,256.81  $1,256.62
5.85%....................................  $1,255.71  $1,255.90  $1,255.73  $1,255.91  $1,255.73  $1,255.91  $1,255.73  $1,255.91
5.86%....................................  $1,254.99  $1,254.82  $1,255.01  $1,254.83  $1,255.02  $1,254.84  $1,255.02  $1,254.83
5.87%....................................  $1,253.91  $1,254.10  $1,253.93  $1,254.11  $1,253.94  $1,254.12  $1,253.94  $1,254.12
5.88%....................................  $1,253.19  $1,253.02  $1,253.21  $1,253.03  $1,253.22  $1,253.04  $1,253.23  $1,253.05
5.89%....................................  $1,252.10  $1,252.30  $1,252.13  $1,252.32  $1,252.14  $1,252.33  $1,252.15  $1,252.33
5.90%....................................  $1,251.38  $1,251.21  $1,251.41  $1,251.24  $1,251.42  $1,251.25  $1,251.44  $1,251.26
5.91%....................................  $1,250.66  $1,250.49  $1,250.33  $1,250.52  $1,250.35  $1,250.54  $1,250.36  $1,250.55
5.92%....................................  $1,249.57  $1,249.77  $1,249.61  $1,249.44  $1,249.63  $1,249.46  $1,249.65  $1,249.47
5.93%....................................  $1,248.85  $1,248.69  $1,248.89  $1,248.72  $1,248.55  $1,248.74  $1,248.57  $1,248.76
5.94%....................................  $1,247.77  $1,247.97  $1,247.80  $1,248.00  $1,247.83  $1,248.03  $1,247.86  $1,247.69
5.95%....................................  $1,247.05  $1,246.89  $1,247.08  $1,246.92  $1,247.12  $1,246.95  $1,247.14  $1,246.97
5.96%....................................  $1,245.96  $1,246.16  $1,246.00  $1,246.20  $1,246.04  $1,246.23  $1,246.07  $1,246.26
5.97%....................................  $1,245.24  $1,245.08  $1,245.28  $1,245.12  $1,245.32  $1,245.16  $1,245.35  $1,245.18
5.98%....................................  $1,244.52  $1,244.36  $1,244.20  $1,244.40  $1,244.24  $1,244.44  $1,244.28  $1,244.47
5.99%....................................  $1,243.43  $1,243.64  $1,243.48  $1,243.33  $1,243.53  $1,243.37  $1,243.56  $1,243.40
6.00%....................................  $1,242.71  $1,242.56  $1,242.76  $1,242.61  $1,242.45  $1,242.65  $1,242.49  $1,242.68


10 YEAR BENCHMARK TREASURY YIELD             5.58%      5.59%      5.60%
-----------------------------------------  ---------  ---------  ---------
5.20%....................................  $1,314.96  $1,315.05  $1,315.12
5.21%....................................  $1,313.89  $1,313.98  $1,314.06
5.22%....................................  $1,313.18  $1,313.26  $1,312.99
5.23%....................................  $1,312.11  $1,312.19  $1,312.28
5.24%....................................  $1,311.40  $1,311.13  $1,311.21
5.25%....................................  $1,310.32  $1,310.41  $1,310.14
5.26%....................................  $1,309.25  $1,309.34  $1,309.43
5.27%....................................  $1,308.54  $1,308.27  $1,308.36
5.28%....................................  $1,307.47  $1,307.56  $1,307.65
5.29%....................................  $1,306.76  $1,306.49  $1,306.58
5.30%....................................  $1,305.69  $1,305.78  $1,305.52
5.31%....................................  $1,304.61  $1,304.71  $1,304.81
5.32%....................................  $1,303.90  $1,303.64  $1,303.74
5.33%....................................  $1,302.83  $1,302.93  $1,303.03
5.34%....................................  $1,301.76  $1,301.86  $1,301.96
5.35%....................................  $1,301.05  $1,301.15  $1,300.89
5.36%....................................  $1,299.98  $1,300.08  $1,300.18
5.37%....................................  $1,299.26  $1,299.01  $1,299.11
5.38%....................................  $1,298.19  $1,298.30  $1,298.40
5.39%....................................  $1,297.48  $1,297.23  $1,297.33
5.40%....................................  $1,296.41  $1,296.52  $1,296.27
5.41%....................................  $1,295.34  $1,295.45  $1,295.56
5.42%....................................  $1,294.62  $1,294.38  $1,294.49
5.43%....................................  $1,293.55  $1,293.66  $1,293.78
5.44%....................................  $1,292.84  $1,292.60  $1,292.71
5.45%....................................  $1,291.77  $1,291.88  $1,291.64
5.46%....................................  $1,290.70  $1,290.81  $1,290.93
5.47%....................................  $1,289.98  $1,290.10  $1,289.86
5.48%....................................  $1,288.91  $1,289.03  $1,289.15
5.49%....................................  $1,288.20  $1,287.96  $1,288.08
5.50%....................................  $1,287.13  $1,287.25  $1,287.37
5.51%....................................  $1,286.41  $1,286.18  $1,286.30
5.52%....................................  $1,285.34  $1,285.47  $1,285.24
5.53%....................................  $1,284.63  $1,284.40  $1,284.53
5.54%....................................  $1,283.56  $1,283.69  $1,283.46
5.55%....................................  $1,282.49  $1,282.62  $1,282.75
5.56%....................................  $1,281.77  $1,281.91  $1,281.68
5.57%....................................  $1,280.70  $1,280.84  $1,280.97
5.58%....................................  $1,279.99  $1,279.77  $1,279.90
5.59%....................................  $1,278.92  $1,279.06  $1,279.19
5.60%....................................  $1,278.21  $1,277.99  $1,278.12
5.61%....................................  $1,277.14  $1,277.27  $1,277.05
5.62%....................................  $1,276.42  $1,276.20  $1,276.34
5.63%....................................  $1,275.35  $1,275.49  $1,275.27
5.64%....................................  $1,274.64  $1,274.42  $1,274.56
5.65%....................................  $1,273.57  $1,273.71  $1,273.50
5.66%....................................  $1,272.85  $1,272.64  $1,272.78
5.67%....................................  $1,271.78  $1,271.93  $1,271.72
5.68%....................................  $1,271.07  $1,270.86  $1,271.00
5.69%....................................  $1,270.00  $1,270.15  $1,269.94
5.70%....................................  $1,269.28  $1,269.08  $1,269.23
5.71%....................................  $1,268.21  $1,268.36  $1,268.16
5.72%....................................  $1,267.50  $1,267.30  $1,267.45
5.73%....................................  $1,266.43  $1,266.58  $1,266.38
5.74%....................................  $1,265.71  $1,265.51  $1,265.67
5.75%....................................  $1,264.64  $1,264.80  $1,264.60
5.76%....................................  $1,263.93  $1,263.73  $1,263.89
5.77%....................................  $1,262.86  $1,263.02  $1,262.82
5.78%....................................  $1,262.15  $1,261.95  $1,262.11
5.79%....................................  $1,261.08  $1,261.24  $1,261.04
5.80%....................................  $1,260.36  $1,260.17  $1,260.33
5.81%....................................  $1,259.29  $1,259.46  $1,259.26
5.82%....................................  $1,258.58  $1,258.39  $1,258.55
5.83%....................................  $1,257.51  $1,257.67  $1,257.48
5.84%....................................  $1,256.79  $1,256.61  $1,256.77
5.85%....................................  $1,255.72  $1,255.89  $1,255.71
5.86%....................................  $1,255.01  $1,254.82  $1,254.99
5.87%....................................  $1,253.94  $1,254.11  $1,253.93
5.88%....................................  $1,253.22  $1,253.04  $1,253.22
5.89%....................................  $1,252.15  $1,252.33  $1,252.15
5.90%....................................  $1,251.44  $1,251.26  $1,251.44
5.91%....................................  $1,250.37  $1,250.55  $1,250.37
5.92%....................................  $1,249.66  $1,249.48  $1,249.66
5.93%....................................  $1,248.58  $1,248.77  $1,248.59
5.94%....................................  $1,247.87  $1,247.70  $1,247.88
5.95%....................................  $1,246.80  $1,246.98  $1,246.81
5.96%....................................  $1,246.09  $1,246.27  $1,246.10
5.97%....................................  $1,245.37  $1,245.20  $1,245.39
5.98%....................................  $1,244.30  $1,244.49  $1,244.32
5.99%....................................  $1,243.59  $1,243.42  $1,243.61
6.00%....................................  $1,242.52  $1,242.71  $1,242.54

                                     F-3-1

                                   TABLE F-3

                  MATRIX OF REFERENCE PRICES OF THE NEW NOTES

                                                                      30 YEAR BENCHMARK TREASURY YIELD
                                           --------------------------------------------------------------------------------------
10 YEAR BENCHMARK TREASURY YIELD             5.61%      5.62%      5.63%      5.64%      5.65%      5.66%      5.67%      5.68%
-----------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
5.20%....................................  $1,314.85  $1,314.92  $1,314.99  $1,315.06  $1,315.13  $1,314.85  $1,314.91  $1,314.97
5.21%....................................  $1,314.13  $1,314.21  $1,313.93  $1,314.00  $1,314.07  $1,314.14  $1,314.21  $1,313.92
5.22%....................................  $1,313.07  $1,313.15  $1,313.22  $1,312.94  $1,313.01  $1,313.08  $1,313.15  $1,313.21
5.23%....................................  $1,312.00  $1,312.08  $1,312.16  $1,312.23  $1,312.31  $1,312.02  $1,312.09  $1,312.16
5.24%....................................  $1,311.29  $1,311.37  $1,311.10  $1,311.17  $1,311.25  $1,311.32  $1,311.39  $1,311.11
5.25%....................................  $1,310.23  $1,310.31  $1,310.39  $1,310.47  $1,310.19  $1,310.26  $1,310.33  $1,310.40
5.26%....................................  $1,309.52  $1,309.24  $1,309.33  $1,309.40  $1,309.48  $1,309.20  $1,309.28  $1,309.35
5.27%....................................  $1,308.45  $1,308.54  $1,308.26  $1,308.34  $1,308.42  $1,308.50  $1,308.57  $1,308.29
5.28%....................................  $1,307.38  $1,307.47  $1,307.55  $1,307.64  $1,307.36  $1,307.44  $1,307.52  $1,307.59
5.29%....................................  $1,306.67  $1,306.41  $1,306.49  $1,306.58  $1,306.66  $1,306.74  $1,306.46  $1,306.54
5.30%....................................  $1,305.61  $1,305.70  $1,305.78  $1,305.51  $1,305.60  $1,305.68  $1,305.76  $1,305.48
5.31%....................................  $1,304.54  $1,304.63  $1,304.72  $1,304.81  $1,304.89  $1,304.62  $1,304.70  $1,304.78
5.32%....................................  $1,303.83  $1,303.92  $1,303.66  $1,303.75  $1,303.83  $1,303.92  $1,303.64  $1,303.72
5.33%....................................  $1,302.77  $1,302.86  $1,302.95  $1,302.69  $1,302.77  $1,302.86  $1,302.94  $1,303.02
5.34%....................................  $1,302.06  $1,301.80  $1,301.89  $1,301.98  $1,302.07  $1,301.80  $1,301.88  $1,301.97
5.35%....................................  $1,300.99  $1,301.09  $1,300.83  $1,300.92  $1,301.01  $1,301.09  $1,300.83  $1,300.91
5.36%....................................  $1,299.92  $1,300.02  $1,300.12  $1,300.21  $1,299.95  $1,300.04  $1,300.12  $1,300.21
5.37%....................................  $1,299.21  $1,299.31  $1,299.05  $1,299.15  $1,299.24  $1,298.98  $1,299.07  $1,299.15
5.38%....................................  $1,298.15  $1,298.25  $1,298.35  $1,298.09  $1,298.18  $1,298.27  $1,298.36  $1,298.10
5.39%....................................  $1,297.44  $1,297.18  $1,297.28  $1,297.38  $1,297.48  $1,297.22  $1,297.31  $1,297.40
5.40%....................................  $1,296.37  $1,296.47  $1,296.22  $1,296.32  $1,296.42  $1,296.51  $1,296.25  $1,296.34
5.41%....................................  $1,295.31  $1,295.41  $1,295.51  $1,295.61  $1,295.36  $1,295.45  $1,295.55  $1,295.29
5.42%....................................  $1,294.60  $1,294.70  $1,294.45  $1,294.55  $1,294.65  $1,294.40  $1,294.49  $1,294.58
5.43%....................................  $1,293.53  $1,293.64  $1,293.74  $1,293.49  $1,293.59  $1,293.69  $1,293.79  $1,293.53
5.44%....................................  $1,292.82  $1,292.57  $1,292.68  $1,292.78  $1,292.53  $1,292.63  $1,292.73  $1,292.83
5.45%....................................  $1,291.75  $1,291.86  $1,291.62  $1,291.72  $1,291.83  $1,291.93  $1,291.67  $1,291.77
5.46%....................................  $1,291.04  $1,290.80  $1,290.91  $1,291.02  $1,290.77  $1,290.87  $1,290.97  $1,290.72
5.47%....................................  $1,289.98  $1,290.09  $1,289.85  $1,289.95  $1,290.06  $1,289.81  $1,289.91  $1,290.01
5.48%....................................  $1,288.91  $1,289.03  $1,289.14  $1,288.89  $1,289.00  $1,289.11  $1,289.21  $1,288.96
5.49%....................................  $1,288.20  $1,287.96  $1,288.07  $1,288.19  $1,287.94  $1,288.05  $1,288.15  $1,288.26
5.50%....................................  $1,287.14  $1,287.25  $1,287.37  $1,287.13  $1,287.24  $1,287.34  $1,287.10  $1,287.20
5.51%....................................  $1,286.42  $1,286.19  $1,286.30  $1,286.42  $1,286.18  $1,286.29  $1,286.39  $1,286.15
5.52%....................................  $1,285.36  $1,285.48  $1,285.24  $1,285.36  $1,285.47  $1,285.23  $1,285.34  $1,285.44
5.53%....................................  $1,284.29  $1,284.41  $1,284.53  $1,284.30  $1,284.41  $1,284.52  $1,284.63  $1,284.39
5.54%....................................  $1,283.58  $1,283.70  $1,283.47  $1,283.59  $1,283.70  $1,283.47  $1,283.58  $1,283.69
5.55%....................................  $1,282.52  $1,282.64  $1,282.76  $1,282.53  $1,282.65  $1,282.76  $1,282.52  $1,282.63
5.56%....................................  $1,281.81  $1,281.58  $1,281.70  $1,281.82  $1,281.59  $1,281.70  $1,281.82  $1,281.58
5.57%....................................  $1,280.74  $1,280.87  $1,280.99  $1,280.76  $1,280.88  $1,281.00  $1,280.76  $1,280.87
5.58%....................................  $1,280.03  $1,279.80  $1,279.93  $1,280.05  $1,279.82  $1,279.94  $1,280.06  $1,279.82
5.59%....................................  $1,278.96  $1,279.09  $1,278.87  $1,278.99  $1,279.11  $1,278.88  $1,279.00  $1,279.12
5.60%....................................  $1,278.25  $1,278.03  $1,278.16  $1,278.28  $1,278.05  $1,278.18  $1,277.94  $1,278.06
5.61%....................................  $1,277.19  $1,277.32  $1,277.10  $1,277.22  $1,277.35  $1,277.12  $1,277.24  $1,277.36
5.62%....................................  $1,276.48  $1,276.26  $1,276.39  $1,276.16  $1,276.29  $1,276.41  $1,276.18  $1,276.31
5.63%....................................  $1,275.41  $1,275.55  $1,275.32  $1,275.45  $1,275.58  $1,275.36  $1,275.48  $1,275.25
5.64%....................................  $1,274.35  $1,274.48  $1,274.62  $1,274.39  $1,274.52  $1,274.65  $1,274.42  $1,274.55
5.65%....................................  $1,273.64  $1,273.77  $1,273.55  $1,273.69  $1,273.46  $1,273.59  $1,273.72  $1,273.49
5.66%....................................  $1,272.57  $1,272.71  $1,272.84  $1,272.63  $1,272.76  $1,272.54  $1,272.66  $1,272.79
5.67%....................................  $1,271.86  $1,271.64  $1,271.78  $1,271.92  $1,271.70  $1,271.83  $1,271.96  $1,271.74
5.68%....................................  $1,270.79  $1,270.93  $1,271.07  $1,270.86  $1,270.99  $1,270.77  $1,270.90  $1,271.03
5.69%....................................  $1,270.08  $1,269.87  $1,270.01  $1,270.15  $1,269.93  $1,270.07  $1,269.85  $1,269.98
5.70%....................................  $1,269.02  $1,269.16  $1,268.95  $1,269.09  $1,269.23  $1,269.01  $1,269.14  $1,269.27
5.71%....................................  $1,268.31  $1,268.10  $1,268.24  $1,268.38  $1,268.17  $1,268.30  $1,268.09  $1,268.22
5.72%....................................  $1,267.24  $1,267.39  $1,267.18  $1,267.32  $1,267.46  $1,267.25  $1,267.38  $1,267.17
5.73%....................................  $1,266.53  $1,266.32  $1,266.47  $1,266.26  $1,266.40  $1,266.54  $1,266.33  $1,266.46
5.74%....................................  $1,265.46  $1,265.61  $1,265.41  $1,265.55  $1,265.70  $1,265.48  $1,265.62  $1,265.41
5.75%....................................  $1,264.75  $1,264.55  $1,264.70  $1,264.49  $1,264.64  $1,264.78  $1,264.57  $1,264.71
5.76%....................................  $1,263.69  $1,263.84  $1,263.64  $1,263.78  $1,263.93  $1,263.72  $1,263.86  $1,263.65
5.77%....................................  $1,262.98  $1,262.78  $1,262.93  $1,262.72  $1,262.87  $1,263.02  $1,262.81  $1,262.95
5.78%....................................  $1,261.91  $1,262.07  $1,261.87  $1,262.02  $1,261.81  $1,261.96  $1,262.10  $1,261.89
5.79%....................................  $1,261.20  $1,261.00  $1,261.16  $1,260.95  $1,261.11  $1,261.25  $1,261.05  $1,261.19
5.80%....................................  $1,260.14  $1,260.29  $1,260.09  $1,260.25  $1,260.05  $1,260.20  $1,260.34  $1,260.14
5.81%....................................  $1,259.42  $1,259.23  $1,259.39  $1,259.19  $1,259.34  $1,259.14  $1,259.29  $1,259.43
5.82%....................................  $1,258.36  $1,258.52  $1,258.32  $1,258.48  $1,258.28  $1,258.43  $1,258.58  $1,258.38
5.83%....................................  $1,257.65  $1,257.46  $1,257.61  $1,257.42  $1,257.57  $1,257.37  $1,257.53  $1,257.67
5.84%....................................  $1,256.58  $1,256.75  $1,256.55  $1,256.71  $1,256.51  $1,256.67  $1,256.82  $1,256.62
5.85%....................................  $1,255.87  $1,255.68  $1,255.84  $1,255.65  $1,255.81  $1,255.61  $1,255.77  $1,255.92
5.86%....................................  $1,254.81  $1,254.97  $1,254.78  $1,254.94  $1,254.75  $1,254.91  $1,255.06  $1,254.86
5.87%....................................  $1,254.10  $1,253.91  $1,254.07  $1,253.88  $1,254.04  $1,253.85  $1,254.01  $1,254.16
5.88%....................................  $1,253.03  $1,253.20  $1,253.01  $1,253.17  $1,252.98  $1,253.14  $1,253.30  $1,253.11
5.89%....................................  $1,252.32  $1,252.13  $1,252.30  $1,252.11  $1,252.28  $1,252.09  $1,252.25  $1,252.40
5.90%....................................  $1,251.25  $1,251.42  $1,251.24  $1,251.41  $1,251.22  $1,251.38  $1,251.54  $1,251.35
5.91%....................................  $1,250.54  $1,250.36  $1,250.53  $1,250.35  $1,250.51  $1,250.32  $1,250.48  $1,250.64
5.92%....................................  $1,249.48  $1,249.65  $1,249.47  $1,249.64  $1,249.45  $1,249.62  $1,249.78  $1,249.59
5.93%....................................  $1,248.77  $1,248.59  $1,248.76  $1,248.58  $1,248.75  $1,248.56  $1,248.72  $1,248.89
5.94%....................................  $1,247.70  $1,247.88  $1,247.70  $1,247.87  $1,247.69  $1,247.85  $1,248.02  $1,247.83
5.95%....................................  $1,246.99  $1,246.81  $1,246.99  $1,246.81  $1,246.98  $1,247.15  $1,246.96  $1,247.13
5.96%....................................  $1,246.28  $1,246.10  $1,246.28  $1,246.10  $1,246.27  $1,246.09  $1,246.26  $1,246.07
5.97%....................................  $1,245.21  $1,245.39  $1,245.22  $1,245.39  $1,245.21  $1,245.39  $1,245.20  $1,245.37
5.98%....................................  $1,244.50  $1,244.33  $1,244.51  $1,244.33  $1,244.51  $1,244.33  $1,244.50  $1,244.32
5.99%....................................  $1,243.44  $1,243.62  $1,243.45  $1,243.63  $1,243.45  $1,243.62  $1,243.44  $1,243.61
6.00%....................................  $1,242.73  $1,242.56  $1,242.74  $1,242.57  $1,242.74  $1,242.57  $1,242.74  $1,242.56


10 YEAR BENCHMARK TREASURY YIELD             5.69%      5.70%      5.71%
-----------------------------------------  ---------  ---------  ---------
5.20%....................................  $1,315.03  $1,315.09  $1,315.15
5.21%....................................  $1,313.98  $1,314.04  $1,314.10
5.22%....................................  $1,313.28  $1,312.99  $1,313.05
5.23%....................................  $1,312.22  $1,312.29  $1,312.35
5.24%....................................  $1,311.17  $1,311.23  $1,311.30
5.25%....................................  $1,310.47  $1,310.18  $1,310.25
5.26%....................................  $1,309.42  $1,309.48  $1,309.55
5.27%....................................  $1,308.36  $1,308.43  $1,308.50
5.28%....................................  $1,307.66  $1,307.38  $1,307.45
5.29%....................................  $1,306.61  $1,306.68  $1,306.75
5.30%....................................  $1,305.56  $1,305.63  $1,305.70
5.31%....................................  $1,304.85  $1,304.58  $1,304.65
5.32%....................................  $1,303.80  $1,303.88  $1,303.95
5.33%....................................  $1,302.75  $1,302.82  $1,302.90
5.34%....................................  $1,302.05  $1,301.77  $1,301.85
5.35%....................................  $1,300.99  $1,301.07  $1,301.15
5.36%....................................  $1,299.94  $1,300.02  $1,300.10
5.37%....................................  $1,299.24  $1,299.32  $1,299.05
5.38%....................................  $1,298.18  $1,298.27  $1,298.35
5.39%....................................  $1,297.13  $1,297.22  $1,297.30
5.40%....................................  $1,296.43  $1,296.52  $1,296.25
5.41%....................................  $1,295.38  $1,295.46  $1,295.55
5.42%....................................  $1,294.67  $1,294.41  $1,294.50
5.43%....................................  $1,293.62  $1,293.71  $1,293.45
5.44%....................................  $1,292.57  $1,292.66  $1,292.75
5.45%....................................  $1,291.87  $1,291.96  $1,291.70
5.46%....................................  $1,290.81  $1,290.91  $1,291.00
5.47%....................................  $1,290.11  $1,289.86  $1,289.95
5.48%....................................  $1,289.06  $1,289.16  $1,288.90
5.49%....................................  $1,288.01  $1,288.10  $1,288.20
5.50%....................................  $1,287.30  $1,287.05  $1,287.15
5.51%....................................  $1,286.25  $1,286.35  $1,286.45
5.52%....................................  $1,285.55  $1,285.30  $1,285.40
5.53%....................................  $1,284.50  $1,284.60  $1,284.35
5.54%....................................  $1,283.44  $1,283.55  $1,283.65
5.55%....................................  $1,282.74  $1,282.50  $1,282.60
5.56%....................................  $1,281.69  $1,281.80  $1,281.90
5.57%....................................  $1,280.99  $1,280.75  $1,280.85
5.58%....................................  $1,279.93  $1,280.04  $1,279.80
5.59%....................................  $1,278.88  $1,278.99  $1,279.10
5.60%....................................  $1,278.18  $1,277.94  $1,278.05
5.61%....................................  $1,277.13  $1,277.24  $1,277.35
5.62%....................................  $1,276.42  $1,276.19  $1,276.30
5.63%....................................  $1,275.37  $1,275.49  $1,275.25
5.64%....................................  $1,274.67  $1,274.44  $1,274.55
5.65%....................................  $1,273.62  $1,273.74  $1,273.50
5.66%....................................  $1,272.56  $1,272.68  $1,272.80
5.67%....................................  $1,271.86  $1,271.63  $1,271.75
5.68%....................................  $1,270.81  $1,270.93  $1,271.06
5.69%....................................  $1,270.11  $1,269.88  $1,270.01
5.70%....................................  $1,269.05  $1,269.18  $1,268.96
5.71%....................................  $1,268.35  $1,268.13  $1,268.26
5.72%....................................  $1,267.30  $1,267.43  $1,267.21
5.73%....................................  $1,266.60  $1,266.38  $1,266.51
5.74%....................................  $1,265.54  $1,265.68  $1,265.46
5.75%....................................  $1,264.49  $1,264.62  $1,264.76
5.76%....................................  $1,263.79  $1,263.92  $1,263.71
5.77%....................................  $1,262.74  $1,262.87  $1,263.01
5.78%....................................  $1,262.03  $1,261.82  $1,261.96
5.79%....................................  $1,260.98  $1,261.12  $1,261.26
5.80%....................................  $1,260.28  $1,260.07  $1,260.21
5.81%....................................  $1,259.23  $1,259.37  $1,259.16
5.82%....................................  $1,258.52  $1,258.32  $1,258.46
5.83%....................................  $1,257.47  $1,257.62  $1,257.41
5.84%....................................  $1,256.77  $1,256.56  $1,256.71
5.85%....................................  $1,255.72  $1,255.86  $1,255.66
5.86%....................................  $1,255.01  $1,254.81  $1,254.96
5.87%....................................  $1,253.96  $1,254.11  $1,253.91
5.88%....................................  $1,253.26  $1,253.06  $1,253.21
5.89%....................................  $1,252.21  $1,252.36  $1,252.16
5.90%....................................  $1,251.50  $1,251.31  $1,251.46
5.91%....................................  $1,250.45  $1,250.61  $1,250.41
5.92%....................................  $1,249.75  $1,249.56  $1,249.71
5.93%....................................  $1,248.70  $1,248.85  $1,248.66
5.94%....................................  $1,247.99  $1,247.80  $1,247.96
5.95%....................................  $1,246.94  $1,247.10  $1,246.91
5.96%....................................  $1,246.24  $1,246.05  $1,246.21
5.97%....................................  $1,245.19  $1,245.35  $1,245.16
5.98%....................................  $1,244.48  $1,244.30  $1,244.46
5.99%....................................  $1,243.43  $1,243.60  $1,243.41
6.00%....................................  $1,242.73  $1,242.55  $1,242.71

                                     F-3-2

                                   TABLE F-3

                  MATRIX OF REFERENCE PRICES OF THE NEW NOTES

                                                                      30 YEAR BENCHMARK TREASURY YIELD
                                           --------------------------------------------------------------------------------------
10 YEAR BENCHMARK TREASURY YIELD             5.72%      5.73%      5.74%      5.75%      5.76%      5.77%      5.78%      5.79%
-----------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
5.20%....................................  $1,314.85  $1,314.90  $1,314.95  $1,315.00  $1,315.04  $1,315.09  $1,315.13  $1,314.82
5.21%....................................  $1,314.15  $1,314.20  $1,313.91  $1,313.96  $1,314.00  $1,314.05  $1,314.09  $1,314.13
5.22%....................................  $1,313.10  $1,313.16  $1,313.21  $1,313.26  $1,312.96  $1,313.01  $1,313.05  $1,313.09
5.23%....................................  $1,312.05  $1,312.11  $1,312.16  $1,312.22  $1,312.27  $1,312.31  $1,312.01  $1,312.06
5.24%....................................  $1,311.36  $1,311.41  $1,311.12  $1,311.17  $1,311.22  $1,311.27  $1,311.32  $1,311.36
5.25%....................................  $1,310.31  $1,310.37  $1,310.42  $1,310.48  $1,310.18  $1,310.23  $1,310.28  $1,310.33
5.26%....................................  $1,309.26  $1,309.32  $1,309.38  $1,309.43  $1,309.49  $1,309.54  $1,309.24  $1,309.29
5.27%....................................  $1,308.56  $1,308.27  $1,308.33  $1,308.39  $1,308.45  $1,308.50  $1,308.55  $1,308.60
5.28%....................................  $1,307.51  $1,307.58  $1,307.64  $1,307.35  $1,307.40  $1,307.46  $1,307.51  $1,307.56
5.29%....................................  $1,306.46  $1,306.53  $1,306.59  $1,306.65  $1,306.71  $1,306.42  $1,306.47  $1,306.52
5.30%....................................  $1,305.77  $1,305.48  $1,305.55  $1,305.61  $1,305.67  $1,305.72  $1,305.78  $1,305.49
5.31%....................................  $1,304.72  $1,304.78  $1,304.85  $1,304.56  $1,304.63  $1,304.68  $1,304.74  $1,304.80
5.32%....................................  $1,303.67  $1,303.74  $1,303.80  $1,303.87  $1,303.93  $1,303.64  $1,303.70  $1,303.76
5.33%....................................  $1,302.97  $1,302.69  $1,302.76  $1,302.83  $1,302.89  $1,302.95  $1,303.01  $1,302.72
5.34%....................................  $1,301.92  $1,301.99  $1,302.06  $1,301.78  $1,301.85  $1,301.91  $1,301.97  $1,302.03
5.35%....................................  $1,300.87  $1,300.95  $1,301.02  $1,301.09  $1,301.15  $1,300.87  $1,300.93  $1,300.99
5.36%....................................  $1,300.17  $1,299.90  $1,299.97  $1,300.04  $1,300.11  $1,300.18  $1,300.24  $1,299.96
5.37%....................................  $1,299.13  $1,299.20  $1,299.28  $1,299.00  $1,299.07  $1,299.14  $1,299.20  $1,299.26
5.38%....................................  $1,298.08  $1,298.16  $1,298.23  $1,298.30  $1,298.37  $1,298.10  $1,298.16  $1,298.23
5.39%....................................  $1,297.38  $1,297.46  $1,297.19  $1,297.26  $1,297.33  $1,297.40  $1,297.47  $1,297.19
5.40%....................................  $1,296.33  $1,296.41  $1,296.49  $1,296.22  $1,296.29  $1,296.36  $1,296.43  $1,296.50
5.41%....................................  $1,295.28  $1,295.36  $1,295.44  $1,295.52  $1,295.60  $1,295.32  $1,295.39  $1,295.46
5.42%....................................  $1,294.58  $1,294.67  $1,294.40  $1,294.48  $1,294.55  $1,294.63  $1,294.70  $1,294.42
5.43%....................................  $1,293.54  $1,293.62  $1,293.70  $1,293.78  $1,293.51  $1,293.59  $1,293.66  $1,293.73
5.44%....................................  $1,292.84  $1,292.57  $1,292.66  $1,292.74  $1,292.82  $1,292.55  $1,292.62  $1,292.70
5.45%....................................  $1,291.79  $1,291.88  $1,291.61  $1,291.70  $1,291.78  $1,291.85  $1,291.93  $1,291.66
5.46%....................................  $1,290.74  $1,290.83  $1,290.92  $1,291.00  $1,290.73  $1,290.81  $1,290.89  $1,290.97
5.47%....................................  $1,290.04  $1,289.78  $1,289.87  $1,289.96  $1,290.04  $1,289.77  $1,289.85  $1,289.93
5.48%....................................  $1,288.99  $1,289.09  $1,289.17  $1,288.91  $1,289.00  $1,289.08  $1,289.16  $1,288.89
5.49%....................................  $1,287.95  $1,288.04  $1,288.13  $1,288.22  $1,287.96  $1,288.04  $1,288.12  $1,288.20
5.50%....................................  $1,287.25  $1,287.34  $1,287.08  $1,287.17  $1,287.26  $1,287.35  $1,287.08  $1,287.16
5.51%....................................  $1,286.20  $1,286.29  $1,286.39  $1,286.13  $1,286.22  $1,286.31  $1,286.39  $1,286.13
5.52%....................................  $1,285.50  $1,285.25  $1,285.34  $1,285.43  $1,285.52  $1,285.27  $1,285.35  $1,285.44
5.53%....................................  $1,284.45  $1,284.55  $1,284.30  $1,284.39  $1,284.48  $1,284.57  $1,284.31  $1,284.40
5.54%....................................  $1,283.40  $1,283.50  $1,283.60  $1,283.70  $1,283.44  $1,283.53  $1,283.62  $1,283.71
5.55%....................................  $1,282.71  $1,282.81  $1,282.56  $1,282.65  $1,282.75  $1,282.49  $1,282.58  $1,282.67
5.56%....................................  $1,281.66  $1,281.76  $1,281.86  $1,281.61  $1,281.70  $1,281.80  $1,281.89  $1,281.63
5.57%....................................  $1,280.96  $1,280.71  $1,280.81  $1,280.91  $1,280.66  $1,280.76  $1,280.85  $1,280.94
5.58%....................................  $1,279.91  $1,280.01  $1,279.77  $1,279.87  $1,279.97  $1,280.06  $1,279.81  $1,279.90
5.59%....................................  $1,278.86  $1,278.97  $1,279.07  $1,279.17  $1,278.93  $1,279.02  $1,279.12  $1,278.87
5.60%....................................  $1,278.16  $1,278.27  $1,278.03  $1,278.13  $1,278.23  $1,277.98  $1,278.08  $1,278.18
5.61%....................................  $1,277.11  $1,277.22  $1,277.33  $1,277.09  $1,277.19  $1,277.29  $1,277.04  $1,277.14
5.62%....................................  $1,276.42  $1,276.18  $1,276.29  $1,276.39  $1,276.15  $1,276.25  $1,276.35  $1,276.45
5.63%....................................  $1,275.37  $1,275.48  $1,275.24  $1,275.35  $1,275.45  $1,275.56  $1,275.31  $1,275.41
5.64%....................................  $1,274.67  $1,274.43  $1,274.54  $1,274.65  $1,274.41  $1,274.52  $1,274.62  $1,274.37
5.65%....................................  $1,273.62  $1,273.74  $1,273.50  $1,273.61  $1,273.72  $1,273.48  $1,273.58  $1,273.68
5.66%....................................  $1,272.57  $1,272.69  $1,272.80  $1,272.57  $1,272.68  $1,272.78  $1,272.54  $1,272.64
5.67%....................................  $1,271.87  $1,271.64  $1,271.76  $1,271.87  $1,271.63  $1,271.74  $1,271.85  $1,271.95
5.68%....................................  $1,270.83  $1,270.94  $1,271.06  $1,270.83  $1,270.94  $1,271.05  $1,270.81  $1,270.92
5.69%....................................  $1,270.13  $1,269.90  $1,270.02  $1,270.13  $1,269.90  $1,270.01  $1,270.12  $1,269.88
5.70%....................................  $1,269.08  $1,269.20  $1,268.97  $1,269.09  $1,269.20  $1,268.97  $1,269.08  $1,269.19
5.71%....................................  $1,268.38  $1,268.15  $1,268.27  $1,268.04  $1,268.16  $1,268.27  $1,268.04  $1,268.15
5.72%....................................  $1,267.33  $1,267.46  $1,267.23  $1,267.35  $1,267.47  $1,267.23  $1,267.35  $1,267.46
5.73%....................................  $1,266.28  $1,266.41  $1,266.53  $1,266.31  $1,266.42  $1,266.54  $1,266.31  $1,266.42
5.74%....................................  $1,265.58  $1,265.36  $1,265.49  $1,265.61  $1,265.38  $1,265.50  $1,265.62  $1,265.38
5.75%....................................  $1,264.54  $1,264.66  $1,264.79  $1,264.57  $1,264.69  $1,264.81  $1,264.58  $1,264.69
5.76%....................................  $1,263.84  $1,263.62  $1,263.75  $1,263.87  $1,263.65  $1,263.77  $1,263.89  $1,263.66
5.77%....................................  $1,262.79  $1,262.92  $1,262.70  $1,262.83  $1,262.95  $1,262.73  $1,262.85  $1,262.96
5.78%....................................  $1,262.09  $1,261.87  $1,262.00  $1,262.13  $1,261.91  $1,262.03  $1,261.81  $1,261.93
5.79%....................................  $1,261.04  $1,261.18  $1,260.96  $1,261.09  $1,261.21  $1,260.99  $1,261.12  $1,261.24
5.80%....................................  $1,260.34  $1,260.13  $1,260.26  $1,260.04  $1,260.17  $1,260.30  $1,260.08  $1,260.20
5.81%....................................  $1,259.30  $1,259.43  $1,259.22  $1,259.35  $1,259.13  $1,259.26  $1,259.38  $1,259.16
5.82%....................................  $1,258.60  $1,258.39  $1,258.52  $1,258.31  $1,258.44  $1,258.57  $1,258.35  $1,258.47
5.83%....................................  $1,257.55  $1,257.69  $1,257.48  $1,257.61  $1,257.39  $1,257.53  $1,257.65  $1,257.43
5.84%....................................  $1,256.50  $1,256.64  $1,256.78  $1,256.57  $1,256.70  $1,256.48  $1,256.61  $1,256.74
5.85%....................................  $1,255.80  $1,255.59  $1,255.73  $1,255.87  $1,255.66  $1,255.79  $1,255.92  $1,255.70
5.86%....................................  $1,254.75  $1,254.90  $1,255.04  $1,254.83  $1,254.96  $1,254.75  $1,254.88  $1,255.01
5.87%....................................  $1,254.05  $1,253.85  $1,253.99  $1,254.13  $1,253.92  $1,254.06  $1,253.84  $1,253.98
5.88%....................................  $1,253.01  $1,253.15  $1,253.30  $1,253.09  $1,253.23  $1,253.02  $1,253.15  $1,253.29
5.89%....................................  $1,252.31  $1,252.11  $1,252.25  $1,252.39  $1,252.19  $1,252.32  $1,252.11  $1,252.25
5.90%....................................  $1,251.26  $1,251.41  $1,251.21  $1,251.35  $1,251.49  $1,251.28  $1,251.42  $1,251.21
5.91%....................................  $1,250.56  $1,250.36  $1,250.51  $1,250.65  $1,250.45  $1,250.59  $1,250.38  $1,250.52
5.92%....................................  $1,249.51  $1,249.66  $1,249.46  $1,249.61  $1,249.75  $1,249.55  $1,249.69  $1,249.48
5.93%....................................  $1,248.81  $1,248.62  $1,248.77  $1,248.57  $1,248.71  $1,248.86  $1,248.65  $1,248.79
5.94%....................................  $1,247.77  $1,247.92  $1,247.72  $1,247.87  $1,248.02  $1,247.82  $1,247.96  $1,247.75
5.95%....................................  $1,247.07  $1,246.87  $1,247.03  $1,246.83  $1,246.98  $1,247.12  $1,246.92  $1,247.06
5.96%....................................  $1,246.02  $1,246.17  $1,245.98  $1,246.13  $1,245.93  $1,246.08  $1,246.23  $1,246.03
5.97%....................................  $1,245.32  $1,245.13  $1,245.28  $1,245.09  $1,245.24  $1,245.39  $1,245.19  $1,245.33
5.98%....................................  $1,244.27  $1,244.43  $1,244.24  $1,244.39  $1,244.20  $1,244.35  $1,244.50  $1,244.30
5.99%....................................  $1,243.57  $1,243.38  $1,243.54  $1,243.35  $1,243.50  $1,243.65  $1,243.46  $1,243.61
6.00%....................................  $1,242.53  $1,242.69  $1,242.50  $1,242.65  $1,242.46  $1,242.61  $1,242.77  $1,242.57


10 YEAR BENCHMARK TREASURY YIELD             5.80%      5.81%      5.82%
-----------------------------------------  ---------  ---------  ---------
5.20%....................................  $1,314.86  $1,314.89  $1,314.93
5.21%....................................  $1,314.17  $1,314.21  $1,313.90
5.22%....................................  $1,313.13  $1,313.17  $1,313.21
5.23%....................................  $1,312.10  $1,312.14  $1,312.18
5.24%....................................  $1,311.41  $1,311.10  $1,311.14
5.25%....................................  $1,310.37  $1,310.41  $1,310.45
5.26%....................................  $1,309.34  $1,309.38  $1,309.42
5.27%....................................  $1,308.30  $1,308.35  $1,308.39
5.28%....................................  $1,307.61  $1,307.66  $1,307.36
5.29%....................................  $1,306.57  $1,306.62  $1,306.67
5.30%....................................  $1,305.54  $1,305.59  $1,305.64
5.31%....................................  $1,304.85  $1,304.55  $1,304.60
5.32%....................................  $1,303.81  $1,303.87  $1,303.92
5.33%....................................  $1,302.78  $1,302.83  $1,302.88
5.34%....................................  $1,302.09  $1,301.80  $1,301.85
5.35%....................................  $1,301.05  $1,301.11  $1,301.16
5.36%....................................  $1,300.02  $1,300.07  $1,300.13
5.37%....................................  $1,298.98  $1,299.04  $1,299.10
5.38%....................................  $1,298.29  $1,298.35  $1,298.06
5.39%....................................  $1,297.25  $1,297.32  $1,297.38
5.40%....................................  $1,296.22  $1,296.28  $1,296.34
5.41%....................................  $1,295.53  $1,295.59  $1,295.31
5.42%....................................  $1,294.49  $1,294.56  $1,294.62
5.43%....................................  $1,293.46  $1,293.53  $1,293.59
5.44%....................................  $1,292.77  $1,292.84  $1,292.56
5.45%....................................  $1,291.73  $1,291.80  $1,291.87
5.46%....................................  $1,290.70  $1,290.77  $1,290.84
5.47%....................................  $1,290.01  $1,290.08  $1,289.81
5.48%....................................  $1,288.97  $1,289.04  $1,289.12
5.49%....................................  $1,288.28  $1,288.01  $1,288.08
5.50%....................................  $1,287.24  $1,287.32  $1,287.05
5.51%....................................  $1,286.21  $1,286.29  $1,286.36
5.52%....................................  $1,285.52  $1,285.25  $1,285.33
5.53%....................................  $1,284.48  $1,284.56  $1,284.30
5.54%....................................  $1,283.45  $1,283.53  $1,283.61
5.55%....................................  $1,282.76  $1,282.50  $1,282.58
5.56%....................................  $1,281.72  $1,281.81  $1,281.89
5.57%....................................  $1,280.69  $1,280.77  $1,280.86
5.58%....................................  $1,280.00  $1,280.08  $1,279.82
5.59%....................................  $1,278.96  $1,279.05  $1,279.14
5.60%....................................  $1,278.27  $1,278.02  $1,278.10
5.61%....................................  $1,277.23  $1,277.33  $1,277.07
5.62%....................................  $1,276.20  $1,276.29  $1,276.38
5.63%....................................  $1,275.51  $1,275.26  $1,275.35
5.64%....................................  $1,274.47  $1,274.57  $1,274.66
5.65%....................................  $1,273.44  $1,273.53  $1,273.63
5.66%....................................  $1,272.75  $1,272.85  $1,272.60
5.67%....................................  $1,271.71  $1,271.81  $1,271.91
5.68%....................................  $1,271.02  $1,270.78  $1,270.88
5.69%....................................  $1,269.98  $1,270.09  $1,269.84
5.70%....................................  $1,268.95  $1,269.05  $1,269.16
5.71%....................................  $1,268.26  $1,268.36  $1,268.12
5.72%....................................  $1,267.22  $1,267.33  $1,267.44
5.73%....................................  $1,266.53  $1,266.30  $1,266.40
5.74%....................................  $1,265.50  $1,265.61  $1,265.37
5.75%....................................  $1,264.81  $1,264.57  $1,264.68
5.76%....................................  $1,263.77  $1,263.88  $1,263.65
5.77%....................................  $1,262.74  $1,262.85  $1,262.96
5.78%....................................  $1,262.05  $1,261.82  $1,261.93
5.79%....................................  $1,261.01  $1,261.13  $1,261.24
5.80%....................................  $1,260.32  $1,260.09  $1,260.21
5.81%....................................  $1,259.28  $1,259.40  $1,259.18
5.82%....................................  $1,258.59  $1,258.37  $1,258.49
5.83%....................................  $1,257.56  $1,257.68  $1,257.46
5.84%....................................  $1,256.52  $1,256.65  $1,256.77
5.85%....................................  $1,255.83  $1,255.61  $1,255.73
5.86%....................................  $1,254.80  $1,254.92  $1,255.05
5.87%....................................  $1,254.11  $1,253.89  $1,254.01
5.88%....................................  $1,253.07  $1,253.20  $1,252.98
5.89%....................................  $1,252.38  $1,252.16  $1,252.29
5.90%....................................  $1,251.34  $1,251.48  $1,251.26
5.91%....................................  $1,250.65  $1,250.44  $1,250.57
5.92%....................................  $1,249.62  $1,249.75  $1,249.54
5.93%....................................  $1,248.58  $1,248.72  $1,248.85
5.94%....................................  $1,247.89  $1,247.68  $1,247.82
5.95%....................................  $1,246.86  $1,246.99  $1,247.13
5.96%....................................  $1,246.17  $1,245.96  $1,246.10
5.97%....................................  $1,245.13  $1,245.27  $1,245.07
5.98%....................................  $1,244.44  $1,244.24  $1,244.38
5.99%....................................  $1,243.40  $1,243.55  $1,243.35
6.00%....................................  $1,242.71  $1,242.51  $1,242.66

                                     F-3-3

                                   TABLE F-3

                  MATRIX OF REFERENCE PRICES OF THE NEW NOTES

                                                                      30 YEAR BENCHMARK TREASURY YIELD
                                           --------------------------------------------------------------------------------------
10 YEAR BENCHMARK TREASURY YIELD             5.83%      5.84%      5.85%      5.86%      5.87%      5.88%      5.89%      5.90%
-----------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
5.20%....................................  $1,314.96  $1,314.99  $1,315.02  $1,315.04  $1,315.06  $1,315.08  $1,315.10  $1,315.12
5.21%....................................  $1,313.93  $1,313.96  $1,313.99  $1,314.01  $1,314.04  $1,314.06  $1,314.08  $1,314.10
5.22%....................................  $1,313.24  $1,313.27  $1,312.96  $1,312.99  $1,313.01  $1,313.04  $1,313.06  $1,313.08
5.23%....................................  $1,312.21  $1,312.24  $1,312.27  $1,312.30  $1,312.33  $1,312.01  $1,312.04  $1,312.06
5.24%....................................  $1,311.18  $1,311.21  $1,311.25  $1,311.28  $1,311.31  $1,311.33  $1,311.36  $1,311.38
5.25%....................................  $1,310.15  $1,310.18  $1,310.22  $1,310.25  $1,310.28  $1,310.31  $1,310.34  $1,310.36
5.26%....................................  $1,309.46  $1,309.50  $1,309.53  $1,309.23  $1,309.26  $1,309.29  $1,309.31  $1,309.34
5.27%....................................  $1,308.43  $1,308.47  $1,308.51  $1,308.54  $1,308.57  $1,308.26  $1,308.29  $1,308.32
5.28%....................................  $1,307.40  $1,307.44  $1,307.48  $1,307.51  $1,307.55  $1,307.58  $1,307.61  $1,307.64
5.29%....................................  $1,306.71  $1,306.41  $1,306.45  $1,306.49  $1,306.52  $1,306.56  $1,306.59  $1,306.62
5.30%....................................  $1,305.68  $1,305.72  $1,305.77  $1,305.80  $1,305.50  $1,305.54  $1,305.57  $1,305.60
5.31%....................................  $1,304.65  $1,304.70  $1,304.74  $1,304.78  $1,304.82  $1,304.85  $1,304.55  $1,304.58
5.32%....................................  $1,303.62  $1,303.67  $1,303.71  $1,303.75  $1,303.79  $1,303.83  $1,303.87  $1,303.90
5.33%....................................  $1,302.93  $1,302.98  $1,302.68  $1,302.73  $1,302.77  $1,302.81  $1,302.84  $1,302.88
5.34%....................................  $1,301.90  $1,301.95  $1,302.00  $1,302.04  $1,302.08  $1,301.78  $1,301.82  $1,301.86
5.35%....................................  $1,300.87  $1,300.92  $1,300.97  $1,301.02  $1,301.06  $1,301.10  $1,301.14  $1,300.84
5.36%....................................  $1,300.18  $1,300.23  $1,299.94  $1,299.99  $1,300.03  $1,300.08  $1,300.12  $1,300.16
5.37%....................................  $1,299.15  $1,299.21  $1,299.26  $1,299.31  $1,299.01  $1,299.06  $1,299.10  $1,299.14
5.38%....................................  $1,298.12  $1,298.18  $1,298.23  $1,298.28  $1,298.33  $1,298.37  $1,298.08  $1,298.12
5.39%....................................  $1,297.43  $1,297.15  $1,297.20  $1,297.25  $1,297.30  $1,297.35  $1,297.40  $1,297.44
5.40%....................................  $1,296.40  $1,296.46  $1,296.52  $1,296.23  $1,296.28  $1,296.33  $1,296.37  $1,296.42
5.41%....................................  $1,295.37  $1,295.43  $1,295.49  $1,295.54  $1,295.59  $1,295.30  $1,295.35  $1,295.40
5.42%....................................  $1,294.69  $1,294.40  $1,294.46  $1,294.52  $1,294.57  $1,294.62  $1,294.67  $1,294.38
5.43%....................................  $1,293.65  $1,293.72  $1,293.77  $1,293.49  $1,293.55  $1,293.60  $1,293.65  $1,293.70
5.44%....................................  $1,292.62  $1,292.69  $1,292.75  $1,292.81  $1,292.52  $1,292.58  $1,292.63  $1,292.68
5.45%....................................  $1,291.94  $1,291.66  $1,291.72  $1,291.78  $1,291.84  $1,291.89  $1,291.95  $1,291.66
5.46%....................................  $1,290.91  $1,290.97  $1,290.69  $1,290.75  $1,290.81  $1,290.87  $1,290.93  $1,290.98
5.47%....................................  $1,289.87  $1,289.94  $1,290.01  $1,290.07  $1,289.79  $1,289.85  $1,289.90  $1,289.96
5.48%....................................  $1,289.19  $1,288.91  $1,288.98  $1,289.04  $1,289.10  $1,289.16  $1,288.88  $1,288.94
5.49%....................................  $1,288.16  $1,288.23  $1,287.95  $1,288.02  $1,288.08  $1,288.14  $1,288.20  $1,288.26
5.50%....................................  $1,287.13  $1,287.20  $1,287.27  $1,287.33  $1,287.06  $1,287.12  $1,287.18  $1,287.24
5.51%....................................  $1,286.44  $1,286.17  $1,286.24  $1,286.31  $1,286.37  $1,286.44  $1,286.16  $1,286.22
5.52%....................................  $1,285.41  $1,285.48  $1,285.21  $1,285.28  $1,285.35  $1,285.41  $1,285.48  $1,285.54
5.53%....................................  $1,284.38  $1,284.45  $1,284.52  $1,284.60  $1,284.32  $1,284.39  $1,284.46  $1,284.52
5.54%....................................  $1,283.69  $1,283.42  $1,283.50  $1,283.57  $1,283.64  $1,283.71  $1,283.43  $1,283.50
5.55%....................................  $1,282.66  $1,282.74  $1,282.81  $1,282.54  $1,282.62  $1,282.69  $1,282.75  $1,282.48
5.56%....................................  $1,281.63  $1,281.71  $1,281.78  $1,281.86  $1,281.59  $1,281.66  $1,281.73  $1,281.80
5.57%....................................  $1,280.94  $1,280.68  $1,280.76  $1,280.83  $1,280.91  $1,280.98  $1,280.71  $1,280.78
5.58%....................................  $1,279.91  $1,279.99  $1,280.07  $1,279.81  $1,279.88  $1,279.96  $1,280.03  $1,279.76
5.59%....................................  $1,278.88  $1,278.96  $1,279.04  $1,279.12  $1,278.86  $1,278.93  $1,279.01  $1,279.08
5.60%....................................  $1,278.19  $1,278.28  $1,278.02  $1,278.10  $1,278.18  $1,278.25  $1,277.99  $1,278.06
5.61%....................................  $1,277.16  $1,277.25  $1,277.33  $1,277.07  $1,277.15  $1,277.23  $1,277.30  $1,277.38
5.62%....................................  $1,276.47  $1,276.22  $1,276.30  $1,276.39  $1,276.47  $1,276.21  $1,276.28  $1,276.36
5.63%....................................  $1,275.44  $1,275.53  $1,275.27  $1,275.36  $1,275.44  $1,275.52  $1,275.26  $1,275.34
5.64%....................................  $1,274.41  $1,274.50  $1,274.59  $1,274.33  $1,274.42  $1,274.50  $1,274.58  $1,274.66
5.65%....................................  $1,273.72  $1,273.47  $1,273.56  $1,273.65  $1,273.73  $1,273.48  $1,273.56  $1,273.64
5.66%....................................  $1,272.69  $1,272.79  $1,272.53  $1,272.62  $1,272.71  $1,272.79  $1,272.54  $1,272.62
5.67%....................................  $1,271.66  $1,271.76  $1,271.85  $1,271.94  $1,271.69  $1,271.77  $1,271.86  $1,271.94
5.68%....................................  $1,270.97  $1,271.07  $1,270.82  $1,270.91  $1,271.00  $1,270.75  $1,270.83  $1,270.92
5.69%....................................  $1,269.94  $1,270.04  $1,270.14  $1,269.89  $1,269.98  $1,270.07  $1,270.15  $1,269.90
5.70%....................................  $1,269.26  $1,269.01  $1,269.11  $1,269.20  $1,268.95  $1,269.04  $1,269.13  $1,269.22
5.71%....................................  $1,268.23  $1,268.33  $1,268.08  $1,268.18  $1,268.27  $1,268.36  $1,268.11  $1,268.20
5.72%....................................  $1,267.19  $1,267.30  $1,267.40  $1,267.49  $1,267.25  $1,267.34  $1,267.43  $1,267.18
5.73%....................................  $1,266.51  $1,266.27  $1,266.37  $1,266.47  $1,266.56  $1,266.32  $1,266.41  $1,266.50
5.74%....................................  $1,265.48  $1,265.58  $1,265.68  $1,265.44  $1,265.54  $1,265.63  $1,265.39  $1,265.48
5.75%....................................  $1,264.79  $1,264.55  $1,264.65  $1,264.76  $1,264.51  $1,264.61  $1,264.70  $1,264.80
5.76%....................................  $1,263.76  $1,263.87  $1,263.63  $1,263.73  $1,263.83  $1,263.59  $1,263.68  $1,263.78
5.77%....................................  $1,262.73  $1,262.84  $1,262.94  $1,262.70  $1,262.80  $1,262.90  $1,263.00  $1,262.76
5.78%....................................  $1,262.04  $1,261.81  $1,261.91  $1,262.02  $1,262.12  $1,261.88  $1,261.98  $1,262.08
5.79%....................................  $1,261.01  $1,261.12  $1,261.23  $1,260.99  $1,261.10  $1,261.20  $1,260.96  $1,261.06
5.80%....................................  $1,260.32  $1,260.09  $1,260.20  $1,260.31  $1,260.07  $1,260.18  $1,260.28  $1,260.04
5.81%....................................  $1,259.29  $1,259.40  $1,259.17  $1,259.28  $1,259.39  $1,259.15  $1,259.26  $1,259.36
5.82%....................................  $1,258.26  $1,258.38  $1,258.49  $1,258.26  $1,258.36  $1,258.47  $1,258.58  $1,258.34
5.83%....................................  $1,257.57  $1,257.69  $1,257.46  $1,257.57  $1,257.68  $1,257.45  $1,257.55  $1,257.66
5.84%....................................  $1,256.54  $1,256.66  $1,256.77  $1,256.55  $1,256.66  $1,256.77  $1,256.53  $1,256.64
5.85%....................................  $1,255.86  $1,255.63  $1,255.75  $1,255.86  $1,255.63  $1,255.74  $1,255.85  $1,255.62
5.86%....................................  $1,254.82  $1,254.94  $1,254.72  $1,254.84  $1,254.95  $1,254.72  $1,254.83  $1,254.94
5.87%....................................  $1,254.14  $1,253.91  $1,254.03  $1,254.15  $1,253.92  $1,254.04  $1,254.15  $1,253.92
5.88%....................................  $1,253.11  $1,253.23  $1,253.01  $1,253.12  $1,253.24  $1,253.01  $1,253.13  $1,253.24
5.89%....................................  $1,252.08  $1,252.20  $1,252.32  $1,252.10  $1,252.22  $1,252.33  $1,252.11  $1,252.22
5.90%....................................  $1,251.39  $1,251.51  $1,251.29  $1,251.41  $1,251.19  $1,251.31  $1,251.42  $1,251.20
5.91%....................................  $1,250.36  $1,250.48  $1,250.61  $1,250.39  $1,250.51  $1,250.63  $1,250.40  $1,250.52
5.92%....................................  $1,249.67  $1,249.45  $1,249.58  $1,249.70  $1,249.48  $1,249.60  $1,249.72  $1,249.50
5.93%....................................  $1,248.64  $1,248.77  $1,248.55  $1,248.68  $1,248.80  $1,248.58  $1,248.70  $1,248.82
5.94%....................................  $1,247.95  $1,247.74  $1,247.87  $1,247.99  $1,247.78  $1,247.90  $1,248.02  $1,247.80
5.95%....................................  $1,246.92  $1,247.05  $1,246.84  $1,246.97  $1,247.09  $1,246.88  $1,247.00  $1,247.12
5.96%....................................  $1,246.23  $1,246.02  $1,246.15  $1,245.94  $1,246.07  $1,246.19  $1,245.98  $1,246.10
5.97%....................................  $1,245.20  $1,245.34  $1,245.13  $1,245.26  $1,245.39  $1,245.17  $1,245.29  $1,245.08
5.98%....................................  $1,244.52  $1,244.31  $1,244.44  $1,244.23  $1,244.36  $1,244.49  $1,244.27  $1,244.40
5.99%....................................  $1,243.48  $1,243.62  $1,243.41  $1,243.55  $1,243.34  $1,243.47  $1,243.59  $1,243.38
6.00%....................................  $1,242.45  $1,242.59  $1,242.73  $1,242.52  $1,242.65  $1,242.44  $1,242.57  $1,242.70


10 YEAR BENCHMARK TREASURY YIELD             5.91%      5.92%      5.93%
-----------------------------------------  ---------  ---------  ---------
5.20%....................................  $1,315.13  $1,315.15  $1,315.16
5.21%....................................  $1,314.12  $1,314.13  $1,314.14
5.22%....................................  $1,313.10  $1,313.11  $1,313.13
5.23%....................................  $1,312.08  $1,312.10  $1,312.11
5.24%....................................  $1,311.40  $1,311.08  $1,311.10
5.25%....................................  $1,310.38  $1,310.40  $1,310.42
5.26%....................................  $1,309.36  $1,309.38  $1,309.40
5.27%....................................  $1,308.34  $1,308.37  $1,308.39
5.28%....................................  $1,307.67  $1,307.35  $1,307.37
5.29%....................................  $1,306.65  $1,306.67  $1,306.70
5.30%....................................  $1,305.63  $1,305.66  $1,305.68
5.31%....................................  $1,304.61  $1,304.64  $1,304.66
5.32%....................................  $1,303.93  $1,303.62  $1,303.65
5.33%....................................  $1,302.91  $1,302.94  $1,302.97
5.34%....................................  $1,301.89  $1,301.93  $1,301.96
5.35%....................................  $1,300.88  $1,300.91  $1,300.94
5.36%....................................  $1,300.20  $1,300.23  $1,299.93
5.37%....................................  $1,299.18  $1,299.21  $1,299.25
5.38%....................................  $1,298.16  $1,298.20  $1,298.23
5.39%....................................  $1,297.14  $1,297.18  $1,297.22
5.40%....................................  $1,296.46  $1,296.50  $1,296.20
5.41%....................................  $1,295.44  $1,295.49  $1,295.53
5.42%....................................  $1,294.42  $1,294.47  $1,294.51
5.43%....................................  $1,293.75  $1,293.45  $1,293.50
5.44%....................................  $1,292.73  $1,292.77  $1,292.82
5.45%....................................  $1,291.71  $1,291.76  $1,291.80
5.46%....................................  $1,290.69  $1,290.74  $1,290.79
5.47%....................................  $1,290.01  $1,290.06  $1,289.77
5.48%....................................  $1,288.99  $1,289.04  $1,289.09
5.49%....................................  $1,287.97  $1,288.03  $1,288.08
5.50%....................................  $1,287.30  $1,287.35  $1,287.06
5.51%....................................  $1,286.28  $1,286.33  $1,286.39
5.52%....................................  $1,285.26  $1,285.32  $1,285.37
5.53%....................................  $1,284.58  $1,284.30  $1,284.36
5.54%....................................  $1,283.56  $1,283.62  $1,283.68
5.55%....................................  $1,282.54  $1,282.60  $1,282.66
5.56%....................................  $1,281.86  $1,281.59  $1,281.65
5.57%....................................  $1,280.84  $1,280.91  $1,280.97
5.58%....................................  $1,279.83  $1,279.89  $1,279.96
5.59%....................................  $1,279.15  $1,278.88  $1,278.94
5.60%....................................  $1,278.13  $1,278.20  $1,278.26
5.61%....................................  $1,277.11  $1,277.18  $1,277.25
5.62%....................................  $1,276.43  $1,276.16  $1,276.23
5.63%....................................  $1,275.41  $1,275.49  $1,275.56
5.64%....................................  $1,274.39  $1,274.47  $1,274.54
5.65%....................................  $1,273.72  $1,273.45  $1,273.52
5.66%....................................  $1,272.70  $1,272.77  $1,272.85
5.67%....................................  $1,271.68  $1,271.76  $1,271.83
5.68%....................................  $1,271.00  $1,270.74  $1,270.82
5.69%....................................  $1,269.98  $1,270.06  $1,270.14
5.70%....................................  $1,268.96  $1,269.04  $1,269.12
5.71%....................................  $1,268.28  $1,268.37  $1,268.11
5.72%....................................  $1,267.26  $1,267.35  $1,267.43
5.73%....................................  $1,266.59  $1,266.33  $1,266.42
5.74%....................................  $1,265.57  $1,265.65  $1,265.40
5.75%....................................  $1,264.55  $1,264.64  $1,264.72
5.76%....................................  $1,263.87  $1,263.62  $1,263.71
5.77%....................................  $1,262.85  $1,262.94  $1,262.69
5.78%....................................  $1,261.83  $1,261.93  $1,262.02
5.79%....................................  $1,261.15  $1,261.25  $1,261.00
5.80%....................................  $1,260.14  $1,260.23  $1,260.32
5.81%....................................  $1,259.46  $1,259.21  $1,259.31
5.82%....................................  $1,258.44  $1,258.54  $1,258.29
5.83%....................................  $1,257.42  $1,257.52  $1,257.62
5.84%....................................  $1,256.74  $1,256.50  $1,256.60
5.85%....................................  $1,255.72  $1,255.82  $1,255.92
5.86%....................................  $1,255.04  $1,254.81  $1,254.91
5.87%....................................  $1,254.02  $1,254.13  $1,253.89
5.88%....................................  $1,253.01  $1,253.11  $1,253.22
5.89%....................................  $1,252.33  $1,252.10  $1,252.20
5.90%....................................  $1,251.31  $1,251.42  $1,251.52
5.91%....................................  $1,250.63  $1,250.40  $1,250.51
5.92%....................................  $1,249.61  $1,249.72  $1,249.49
5.93%....................................  $1,248.59  $1,248.71  $1,248.82
5.94%....................................  $1,247.91  $1,247.69  $1,247.80
5.95%....................................  $1,246.89  $1,247.01  $1,247.12
5.96%....................................  $1,246.22  $1,245.99  $1,246.11
5.97%....................................  $1,245.20  $1,245.32  $1,245.09
5.98%....................................  $1,244.52  $1,244.30  $1,244.42
5.99%....................................  $1,243.50  $1,243.62  $1,243.40
6.00%....................................  $1,242.48  $1,242.60  $1,242.72

                                     F-3-4

                                   TABLE F-3

                  MATRIX OF REFERENCE PRICES OF THE NEW NOTES

                                                                      30 YEAR BENCHMARK TREASURY YIELD
                                           --------------------------------------------------------------------------------------
10 YEAR BENCHMARK TREASURY YIELD             5.94%      5.95%      5.96%      5.97%      5.98%      5.99%      6.00%      6.01%
-----------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
5.20%....................................  $1,314.83  $1,314.84  $1,314.84  $1,314.84  $1,314.84  $1,314.84  $1,314.84  $1,314.84
5.21%....................................  $1,314.15  $1,314.16  $1,314.17  $1,314.17  $1,314.17  $1,314.17  $1,314.17  $1,314.17
5.22%....................................  $1,313.14  $1,313.15  $1,313.16  $1,313.16  $1,313.16  $1,313.17  $1,313.17  $1,313.16
5.23%....................................  $1,312.12  $1,312.14  $1,312.14  $1,312.15  $1,312.16  $1,312.16  $1,312.16  $1,312.16
5.24%....................................  $1,311.11  $1,311.12  $1,311.13  $1,311.14  $1,311.15  $1,311.15  $1,311.16  $1,311.16
5.25%....................................  $1,310.43  $1,310.45  $1,310.46  $1,310.13  $1,310.14  $1,310.15  $1,310.15  $1,310.15
5.26%....................................  $1,309.42  $1,309.44  $1,309.45  $1,309.46  $1,309.47  $1,309.48  $1,309.48  $1,309.49
5.27%....................................  $1,308.41  $1,308.42  $1,308.44  $1,308.45  $1,308.46  $1,308.47  $1,308.48  $1,308.48
5.28%....................................  $1,307.39  $1,307.41  $1,307.43  $1,307.44  $1,307.45  $1,307.46  $1,307.47  $1,307.48
5.29%....................................  $1,306.72  $1,306.74  $1,306.42  $1,306.43  $1,306.45  $1,306.46  $1,306.47  $1,306.48
5.30%....................................  $1,305.70  $1,305.72  $1,305.74  $1,305.76  $1,305.77  $1,305.79  $1,305.80  $1,305.47
5.31%....................................  $1,304.69  $1,304.71  $1,304.73  $1,304.75  $1,304.77  $1,304.78  $1,304.79  $1,304.80
5.32%....................................  $1,303.68  $1,303.70  $1,303.72  $1,303.74  $1,303.76  $1,303.77  $1,303.79  $1,303.80
5.33%....................................  $1,303.00  $1,302.69  $1,302.71  $1,302.73  $1,302.75  $1,302.77  $1,302.78  $1,302.80
5.34%....................................  $1,301.99  $1,302.01  $1,302.04  $1,302.06  $1,302.08  $1,301.76  $1,301.78  $1,301.79
5.35%....................................  $1,300.97  $1,301.00  $1,301.03  $1,301.05  $1,301.07  $1,301.09  $1,301.11  $1,301.12
5.36%....................................  $1,299.96  $1,299.99  $1,300.01  $1,300.04  $1,300.06  $1,300.08  $1,300.10  $1,300.12
5.37%....................................  $1,299.28  $1,298.97  $1,299.00  $1,299.03  $1,299.06  $1,299.08  $1,299.10  $1,299.12
5.38%....................................  $1,298.27  $1,298.30  $1,298.33  $1,298.36  $1,298.38  $1,298.07  $1,298.09  $1,298.11
5.39%....................................  $1,297.25  $1,297.29  $1,297.32  $1,297.35  $1,297.38  $1,297.40  $1,297.42  $1,297.45
5.40%....................................  $1,296.24  $1,296.28  $1,296.31  $1,296.34  $1,296.37  $1,296.40  $1,296.42  $1,296.44
5.41%....................................  $1,295.56  $1,295.60  $1,295.30  $1,295.33  $1,295.36  $1,295.39  $1,295.42  $1,295.44
5.42%....................................  $1,294.55  $1,294.59  $1,294.62  $1,294.66  $1,294.69  $1,294.38  $1,294.41  $1,294.44
5.43%....................................  $1,293.54  $1,293.58  $1,293.61  $1,293.65  $1,293.68  $1,293.71  $1,293.74  $1,293.77
5.44%....................................  $1,292.52  $1,292.56  $1,292.60  $1,292.64  $1,292.67  $1,292.71  $1,292.74  $1,292.76
5.45%....................................  $1,291.85  $1,291.89  $1,291.93  $1,291.63  $1,291.67  $1,291.70  $1,291.73  $1,291.76
5.46%....................................  $1,290.83  $1,290.88  $1,290.92  $1,290.96  $1,290.99  $1,290.69  $1,290.73  $1,290.76
5.47%....................................  $1,289.82  $1,289.86  $1,289.91  $1,289.95  $1,289.99  $1,290.02  $1,290.06  $1,290.09
5.48%....................................  $1,289.14  $1,289.19  $1,288.90  $1,288.94  $1,288.98  $1,289.02  $1,289.05  $1,289.09
5.49%....................................  $1,288.13  $1,288.18  $1,288.22  $1,288.26  $1,287.97  $1,288.01  $1,288.05  $1,288.08
5.50%....................................  $1,287.11  $1,287.16  $1,287.21  $1,287.26  $1,287.30  $1,287.34  $1,287.04  $1,287.08
5.51%....................................  $1,286.44  $1,286.15  $1,286.20  $1,286.25  $1,286.29  $1,286.33  $1,286.37  $1,286.41
5.52%....................................  $1,285.43  $1,285.48  $1,285.53  $1,285.24  $1,285.28  $1,285.33  $1,285.37  $1,285.41
5.53%....................................  $1,284.41  $1,284.46  $1,284.52  $1,284.56  $1,284.61  $1,284.32  $1,284.36  $1,284.40
5.54%....................................  $1,283.40  $1,283.45  $1,283.50  $1,283.55  $1,283.60  $1,283.65  $1,283.69  $1,283.40
5.55%....................................  $1,282.72  $1,282.78  $1,282.49  $1,282.55  $1,282.59  $1,282.64  $1,282.69  $1,282.73
5.56%....................................  $1,281.71  $1,281.76  $1,281.82  $1,281.87  $1,281.59  $1,281.64  $1,281.68  $1,281.73
5.57%....................................  $1,280.69  $1,280.75  $1,280.81  $1,280.86  $1,280.92  $1,280.97  $1,280.68  $1,280.73
5.58%....................................  $1,280.02  $1,280.08  $1,279.80  $1,279.85  $1,279.91  $1,279.96  $1,280.01  $1,280.06
5.59%....................................  $1,279.00  $1,279.06  $1,279.12  $1,279.18  $1,278.90  $1,278.95  $1,279.00  $1,279.05
5.60%....................................  $1,277.99  $1,278.05  $1,278.11  $1,278.17  $1,278.23  $1,277.95  $1,278.00  $1,278.05
5.61%....................................  $1,277.31  $1,277.04  $1,277.10  $1,277.16  $1,277.22  $1,277.28  $1,277.33  $1,277.05
5.62%....................................  $1,276.30  $1,276.37  $1,276.43  $1,276.15  $1,276.21  $1,276.27  $1,276.32  $1,276.38
5.63%....................................  $1,275.29  $1,275.35  $1,275.42  $1,275.48  $1,275.54  $1,275.26  $1,275.32  $1,275.37
5.64%....................................  $1,274.61  $1,274.34  $1,274.41  $1,274.47  $1,274.53  $1,274.59  $1,274.65  $1,274.37
5.65%....................................  $1,273.60  $1,273.67  $1,273.73  $1,273.46  $1,273.52  $1,273.59  $1,273.65  $1,273.70
5.66%....................................  $1,272.58  $1,272.65  $1,272.72  $1,272.79  $1,272.85  $1,272.58  $1,272.64  $1,272.70
5.67%....................................  $1,271.91  $1,271.64  $1,271.71  $1,271.78  $1,271.85  $1,271.91  $1,271.64  $1,271.70
5.68%....................................  $1,270.89  $1,270.97  $1,271.04  $1,270.77  $1,270.84  $1,270.90  $1,270.97  $1,271.03
5.69%....................................  $1,269.88  $1,269.95  $1,270.03  $1,270.10  $1,270.17  $1,269.90  $1,269.96  $1,270.02
5.70%....................................  $1,269.20  $1,268.94  $1,269.02  $1,269.09  $1,269.16  $1,269.23  $1,268.96  $1,269.02
5.71%....................................  $1,268.19  $1,268.27  $1,268.34  $1,268.08  $1,268.15  $1,268.22  $1,268.29  $1,268.35
5.72%....................................  $1,267.17  $1,267.25  $1,267.33  $1,267.41  $1,267.48  $1,267.21  $1,267.28  $1,267.35
5.73%....................................  $1,266.50  $1,266.58  $1,266.32  $1,266.40  $1,266.47  $1,266.54  $1,266.28  $1,266.35
5.74%....................................  $1,265.49  $1,265.57  $1,265.65  $1,265.39  $1,265.46  $1,265.54  $1,265.61  $1,265.68
5.75%....................................  $1,264.47  $1,264.55  $1,264.64  $1,264.71  $1,264.79  $1,264.53  $1,264.60  $1,264.67
5.76%....................................  $1,263.80  $1,263.88  $1,263.62  $1,263.70  $1,263.78  $1,263.86  $1,263.60  $1,263.67
5.77%....................................  $1,262.78  $1,262.87  $1,262.95  $1,262.70  $1,262.77  $1,262.85  $1,262.93  $1,263.00
5.78%....................................  $1,262.11  $1,261.85  $1,261.94  $1,262.02  $1,262.10  $1,261.85  $1,261.92  $1,262.00
5.79%....................................  $1,261.09  $1,261.18  $1,260.93  $1,261.01  $1,261.10  $1,261.18  $1,260.92  $1,260.99
5.80%....................................  $1,260.08  $1,260.17  $1,260.25  $1,260.34  $1,260.09  $1,260.17  $1,260.25  $1,260.33
5.81%....................................  $1,259.40  $1,259.15  $1,259.24  $1,259.33  $1,259.42  $1,259.16  $1,259.24  $1,259.32
5.82%....................................  $1,258.39  $1,258.48  $1,258.57  $1,258.32  $1,258.41  $1,258.49  $1,258.57  $1,258.32
5.83%....................................  $1,257.37  $1,257.47  $1,257.56  $1,257.65  $1,257.40  $1,257.49  $1,257.57  $1,257.65
5.84%....................................  $1,256.70  $1,256.79  $1,256.55  $1,256.64  $1,256.73  $1,256.81  $1,256.56  $1,256.65
5.85%....................................  $1,255.68  $1,255.78  $1,255.87  $1,255.63  $1,255.72  $1,255.81  $1,255.89  $1,255.64
5.86%....................................  $1,255.01  $1,254.77  $1,254.86  $1,254.96  $1,254.71  $1,254.80  $1,254.89  $1,254.98
5.87%....................................  $1,253.99  $1,254.09  $1,253.85  $1,253.95  $1,254.04  $1,254.13  $1,253.89  $1,253.97
5.88%....................................  $1,252.98  $1,253.08  $1,253.18  $1,253.27  $1,253.03  $1,253.13  $1,253.22  $1,252.97
5.89%....................................  $1,252.30  $1,252.41  $1,252.17  $1,252.27  $1,252.36  $1,252.12  $1,252.21  $1,252.30
5.90%....................................  $1,251.29  $1,251.39  $1,251.49  $1,251.26  $1,251.35  $1,251.45  $1,251.21  $1,251.30
5.91%....................................  $1,250.61  $1,250.38  $1,250.48  $1,250.58  $1,250.35  $1,250.44  $1,250.54  $1,250.63
5.92%....................................  $1,249.60  $1,249.71  $1,249.47  $1,249.57  $1,249.67  $1,249.44  $1,249.53  $1,249.62
5.93%....................................  $1,248.59  $1,248.69  $1,248.80  $1,248.56  $1,248.67  $1,248.76  $1,248.86  $1,248.62
5.94%....................................  $1,247.91  $1,247.68  $1,247.79  $1,247.89  $1,247.99  $1,247.76  $1,247.86  $1,247.95
5.95%....................................  $1,246.90  $1,247.01  $1,247.11  $1,246.88  $1,246.99  $1,247.09  $1,246.85  $1,246.95
5.96%....................................  $1,246.22  $1,245.99  $1,246.10  $1,246.21  $1,245.98  $1,246.08  $1,246.18  $1,245.95
5.97%....................................  $1,245.21  $1,245.32  $1,245.09  $1,245.20  $1,245.31  $1,245.07  $1,245.18  $1,245.28
5.98%....................................  $1,244.19  $1,244.31  $1,244.42  $1,244.19  $1,244.30  $1,244.40  $1,244.51  $1,244.27
5.99%....................................  $1,243.52  $1,243.63  $1,243.41  $1,243.52  $1,243.63  $1,243.40  $1,243.50  $1,243.61
6.00%....................................  $1,242.50  $1,242.62  $1,242.73  $1,242.51  $1,242.62  $1,242.73  $1,242.50  $1,242.60


10 YEAR BENCHMARK TREASURY YIELD             6.02%      6.03%      6.04%
-----------------------------------------  ---------  ---------  ---------
5.20%....................................  $1,314.83  $1,315.15  $1,315.14
5.21%....................................  $1,314.16  $1,314.15  $1,314.14
5.22%....................................  $1,313.16  $1,313.15  $1,313.14
5.23%....................................  $1,312.16  $1,312.15  $1,312.15
5.24%....................................  $1,311.16  $1,311.15  $1,311.15
5.25%....................................  $1,310.15  $1,310.15  $1,310.15
5.26%....................................  $1,309.49  $1,309.49  $1,309.48
5.27%....................................  $1,308.48  $1,308.49  $1,308.48
5.28%....................................  $1,307.48  $1,307.49  $1,307.49
5.29%....................................  $1,306.48  $1,306.48  $1,306.49
5.30%....................................  $1,305.48  $1,305.48  $1,305.49
5.31%....................................  $1,304.81  $1,304.82  $1,304.82
5.32%....................................  $1,303.81  $1,303.82  $1,303.82
5.33%....................................  $1,302.81  $1,302.82  $1,302.82
5.34%....................................  $1,301.81  $1,301.82  $1,301.83
5.35%....................................  $1,301.14  $1,301.15  $1,300.83
5.36%....................................  $1,300.14  $1,300.15  $1,300.16
5.37%....................................  $1,299.14  $1,299.15  $1,299.16
5.38%....................................  $1,298.13  $1,298.15  $1,298.16
5.39%....................................  $1,297.13  $1,297.15  $1,297.17
5.40%....................................  $1,296.46  $1,296.48  $1,296.50
5.41%....................................  $1,295.46  $1,295.48  $1,295.50
5.42%....................................  $1,294.46  $1,294.48  $1,294.50
5.43%....................................  $1,293.46  $1,293.48  $1,293.50
5.44%....................................  $1,292.79  $1,292.82  $1,292.84
5.45%....................................  $1,291.79  $1,291.81  $1,291.84
5.46%....................................  $1,290.79  $1,290.81  $1,290.84
5.47%....................................  $1,289.79  $1,289.81  $1,289.84
5.48%....................................  $1,289.12  $1,289.15  $1,289.18
5.49%....................................  $1,288.12  $1,288.15  $1,288.18
5.50%....................................  $1,287.11  $1,287.15  $1,287.18
5.51%....................................  $1,286.45  $1,286.15  $1,286.18
5.52%....................................  $1,285.44  $1,285.48  $1,285.51
5.53%....................................  $1,284.44  $1,284.48  $1,284.51
5.54%....................................  $1,283.44  $1,283.48  $1,283.52
5.55%....................................  $1,282.77  $1,282.48  $1,282.52
5.56%....................................  $1,281.77  $1,281.81  $1,281.85
5.57%....................................  $1,280.77  $1,280.81  $1,280.85
5.58%....................................  $1,279.77  $1,279.81  $1,279.85
5.59%....................................  $1,279.10  $1,279.15  $1,278.86
5.60%....................................  $1,278.10  $1,278.15  $1,278.19
5.61%....................................  $1,277.10  $1,277.14  $1,277.19
5.62%....................................  $1,276.43  $1,276.14  $1,276.19
5.63%....................................  $1,275.43  $1,275.48  $1,275.53
5.64%....................................  $1,274.43  $1,274.48  $1,274.53
5.65%....................................  $1,273.76  $1,273.48  $1,273.53
5.66%....................................  $1,272.76  $1,272.81  $1,272.53
5.67%....................................  $1,271.75  $1,271.81  $1,271.86
5.68%....................................  $1,270.75  $1,270.81  $1,270.87
5.69%....................................  $1,270.08  $1,270.14  $1,269.87
5.70%....................................  $1,269.08  $1,269.14  $1,269.20
5.71%....................................  $1,268.08  $1,268.14  $1,268.20
5.72%....................................  $1,267.41  $1,267.48  $1,267.20
5.73%....................................  $1,266.41  $1,266.48  $1,266.54
5.74%....................................  $1,265.41  $1,265.48  $1,265.54
5.75%....................................  $1,264.74  $1,264.48  $1,264.54
5.76%....................................  $1,263.74  $1,263.81  $1,263.87
5.77%....................................  $1,262.74  $1,262.81  $1,262.88
5.78%....................................  $1,262.07  $1,261.81  $1,261.88
5.79%....................................  $1,261.07  $1,261.14  $1,261.21
5.80%....................................  $1,260.07  $1,260.14  $1,260.21
5.81%....................................  $1,259.40  $1,259.14  $1,259.21
5.82%....................................  $1,258.40  $1,258.47  $1,258.55
5.83%....................................  $1,257.40  $1,257.47  $1,257.55
5.84%....................................  $1,256.73  $1,256.81  $1,256.55
5.85%....................................  $1,255.73  $1,255.81  $1,255.88
5.86%....................................  $1,254.72  $1,254.81  $1,254.89
5.87%....................................  $1,254.06  $1,254.14  $1,253.89
5.88%....................................  $1,253.06  $1,253.14  $1,253.22
5.89%....................................  $1,252.39  $1,252.14  $1,252.22
5.90%....................................  $1,251.39  $1,251.47  $1,251.22
5.91%....................................  $1,250.38  $1,250.47  $1,250.56
5.92%....................................  $1,249.72  $1,249.47  $1,249.56
5.93%....................................  $1,248.71  $1,248.81  $1,248.56
5.94%....................................  $1,247.71  $1,247.80  $1,247.90
5.95%....................................  $1,247.04  $1,246.80  $1,246.90
5.96%....................................  $1,246.04  $1,246.14  $1,246.23
5.97%....................................  $1,245.38  $1,245.14  $1,245.23
5.98%....................................  $1,244.37  $1,244.47  $1,244.23
5.99%....................................  $1,243.37  $1,243.47  $1,243.57
6.00%....................................  $1,242.70  $1,242.47  $1,242.57

                                     F-3-5

                                   TABLE F-3

                  MATRIX OF REFERENCE PRICES OF THE NEW NOTES

                                                                      30 YEAR BENCHMARK TREASURY YIELD
                                           --------------------------------------------------------------------------------------
10 YEAR BENCHMARK TREASURY YIELD             6.05%      6.06%      6.07%      6.08%      6.09%      6.10%      6.11%      6.12%
-----------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
5.20%....................................  $1,315.13  $1,315.11  $1,315.10  $1,315.08  $1,315.06  $1,315.03  $1,315.01  $1,314.98
5.21%....................................  $1,314.13  $1,314.12  $1,314.10  $1,314.08  $1,314.06  $1,314.04  $1,314.02  $1,313.99
5.22%....................................  $1,313.13  $1,313.12  $1,313.11  $1,313.09  $1,313.07  $1,313.05  $1,313.03  $1,313.01
5.23%....................................  $1,312.14  $1,312.13  $1,312.11  $1,312.10  $1,312.08  $1,312.06  $1,312.04  $1,312.02
5.24%....................................  $1,311.14  $1,311.13  $1,311.12  $1,311.11  $1,311.09  $1,311.07  $1,311.38  $1,311.36
5.25%....................................  $1,310.14  $1,310.13  $1,310.46  $1,310.44  $1,310.43  $1,310.41  $1,310.40  $1,310.38
5.26%....................................  $1,309.48  $1,309.47  $1,309.46  $1,309.45  $1,309.44  $1,309.42  $1,309.41  $1,309.39
5.27%....................................  $1,308.48  $1,308.48  $1,308.47  $1,308.46  $1,308.45  $1,308.44  $1,308.42  $1,308.40
5.28%....................................  $1,307.48  $1,307.48  $1,307.47  $1,307.47  $1,307.46  $1,307.45  $1,307.43  $1,307.42
5.29%....................................  $1,306.49  $1,306.48  $1,306.48  $1,306.47  $1,306.47  $1,306.46  $1,306.44  $1,306.43
5.30%....................................  $1,305.49  $1,305.49  $1,305.49  $1,305.48  $1,305.47  $1,305.80  $1,305.78  $1,305.77
5.31%....................................  $1,304.82  $1,304.82  $1,304.82  $1,304.82  $1,304.81  $1,304.81  $1,304.80  $1,304.79
5.32%....................................  $1,303.83  $1,303.83  $1,303.83  $1,303.83  $1,303.82  $1,303.82  $1,303.81  $1,303.80
5.33%....................................  $1,302.83  $1,302.83  $1,302.83  $1,302.83  $1,302.83  $1,302.83  $1,302.82  $1,302.81
5.34%....................................  $1,301.83  $1,301.84  $1,301.84  $1,301.84  $1,301.84  $1,301.84  $1,301.83  $1,301.82
5.35%....................................  $1,300.84  $1,300.84  $1,300.85  $1,300.85  $1,300.85  $1,300.85  $1,300.84  $1,300.84
5.36%....................................  $1,300.17  $1,300.18  $1,300.18  $1,300.19  $1,300.19  $1,300.19  $1,300.18  $1,300.18
5.37%....................................  $1,299.17  $1,299.18  $1,299.19  $1,299.19  $1,299.20  $1,299.20  $1,299.20  $1,299.19
5.38%....................................  $1,298.18  $1,298.19  $1,298.19  $1,298.20  $1,298.21  $1,298.21  $1,298.21  $1,298.21
5.39%....................................  $1,297.18  $1,297.19  $1,297.20  $1,297.21  $1,297.21  $1,297.22  $1,297.22  $1,297.22
5.40%....................................  $1,296.51  $1,296.53  $1,296.21  $1,296.22  $1,296.22  $1,296.23  $1,296.23  $1,296.23
5.41%....................................  $1,295.52  $1,295.53  $1,295.54  $1,295.55  $1,295.56  $1,295.57  $1,295.57  $1,295.58
5.42%....................................  $1,294.52  $1,294.54  $1,294.55  $1,294.56  $1,294.57  $1,294.58  $1,294.58  $1,294.59
5.43%....................................  $1,293.52  $1,293.54  $1,293.56  $1,293.57  $1,293.58  $1,293.59  $1,293.60  $1,293.60
5.44%....................................  $1,292.53  $1,292.54  $1,292.56  $1,292.58  $1,292.59  $1,292.60  $1,292.61  $1,292.62
5.45%....................................  $1,291.86  $1,291.88  $1,291.90  $1,291.91  $1,291.93  $1,291.94  $1,291.62  $1,291.63
5.46%....................................  $1,290.86  $1,290.88  $1,290.90  $1,290.92  $1,290.94  $1,290.95  $1,290.96  $1,290.97
5.47%....................................  $1,289.87  $1,289.89  $1,289.91  $1,289.93  $1,289.95  $1,289.96  $1,289.97  $1,289.98
5.48%....................................  $1,288.87  $1,288.89  $1,288.92  $1,288.94  $1,288.95  $1,288.97  $1,288.98  $1,289.00
5.49%....................................  $1,288.20  $1,288.23  $1,288.25  $1,287.94  $1,287.96  $1,287.98  $1,288.00  $1,288.01
5.50%....................................  $1,287.21  $1,287.23  $1,287.26  $1,287.28  $1,287.30  $1,287.32  $1,287.34  $1,287.35
5.51%....................................  $1,286.21  $1,286.24  $1,286.26  $1,286.29  $1,286.31  $1,286.33  $1,286.35  $1,286.37
5.52%....................................  $1,285.21  $1,285.24  $1,285.27  $1,285.30  $1,285.32  $1,285.34  $1,285.36  $1,285.38
5.53%....................................  $1,284.55  $1,284.58  $1,284.61  $1,284.30  $1,284.33  $1,284.35  $1,284.37  $1,284.39
5.54%....................................  $1,283.55  $1,283.58  $1,283.61  $1,283.64  $1,283.67  $1,283.69  $1,283.38  $1,283.41
5.55%....................................  $1,282.55  $1,282.59  $1,282.62  $1,282.65  $1,282.68  $1,282.70  $1,282.73  $1,282.75
5.56%....................................  $1,281.89  $1,281.59  $1,281.62  $1,281.66  $1,281.69  $1,281.71  $1,281.74  $1,281.76
5.57%....................................  $1,280.89  $1,280.93  $1,280.96  $1,280.66  $1,280.69  $1,280.72  $1,280.75  $1,280.77
5.58%....................................  $1,279.89  $1,279.93  $1,279.97  $1,280.00  $1,280.03  $1,280.06  $1,279.76  $1,279.79
5.59%....................................  $1,278.90  $1,278.94  $1,278.97  $1,279.01  $1,279.04  $1,279.07  $1,279.10  $1,279.13
5.60%....................................  $1,278.23  $1,277.94  $1,277.98  $1,278.02  $1,278.05  $1,278.08  $1,278.11  $1,278.14
5.61%....................................  $1,277.23  $1,277.28  $1,277.32  $1,277.35  $1,277.06  $1,277.09  $1,277.13  $1,277.16
5.62%....................................  $1,276.24  $1,276.28  $1,276.32  $1,276.36  $1,276.40  $1,276.43  $1,276.14  $1,276.17
5.63%....................................  $1,275.24  $1,275.29  $1,275.33  $1,275.37  $1,275.41  $1,275.44  $1,275.48  $1,275.51
5.64%....................................  $1,274.58  $1,274.62  $1,274.33  $1,274.38  $1,274.42  $1,274.45  $1,274.49  $1,274.52
5.65%....................................  $1,273.58  $1,273.63  $1,273.67  $1,273.71  $1,273.76  $1,273.46  $1,273.50  $1,273.54
5.66%....................................  $1,272.58  $1,272.63  $1,272.68  $1,272.72  $1,272.76  $1,272.80  $1,272.84  $1,272.55
5.67%....................................  $1,271.92  $1,271.63  $1,271.68  $1,271.73  $1,271.77  $1,271.82  $1,271.86  $1,271.89
5.68%....................................  $1,270.92  $1,270.97  $1,271.02  $1,270.74  $1,270.78  $1,270.83  $1,270.87  $1,270.91
5.69%....................................  $1,269.92  $1,269.97  $1,270.03  $1,270.07  $1,270.12  $1,269.84  $1,269.88  $1,269.92
5.70%....................................  $1,269.26  $1,268.98  $1,269.03  $1,269.08  $1,269.13  $1,269.18  $1,269.22  $1,269.26
5.71%....................................  $1,268.26  $1,268.32  $1,268.37  $1,268.09  $1,268.14  $1,268.19  $1,268.23  $1,268.28
5.72%....................................  $1,267.26  $1,267.32  $1,267.37  $1,267.43  $1,267.48  $1,267.20  $1,267.24  $1,267.29
5.73%....................................  $1,266.27  $1,266.32  $1,266.38  $1,266.43  $1,266.49  $1,266.54  $1,266.26  $1,266.30
5.74%....................................  $1,265.60  $1,265.66  $1,265.39  $1,265.44  $1,265.50  $1,265.55  $1,265.60  $1,265.64
5.75%....................................  $1,264.60  $1,264.66  $1,264.72  $1,264.78  $1,264.50  $1,264.56  $1,264.61  $1,264.66
5.76%....................................  $1,263.61  $1,263.67  $1,263.73  $1,263.79  $1,263.84  $1,263.90  $1,263.62  $1,263.67
5.77%....................................  $1,262.94  $1,263.00  $1,262.73  $1,262.79  $1,262.85  $1,262.91  $1,262.96  $1,263.01
5.78%....................................  $1,261.94  $1,262.01  $1,262.07  $1,261.80  $1,261.86  $1,261.92  $1,261.97  $1,262.03
5.79%....................................  $1,260.95  $1,261.01  $1,261.08  $1,261.14  $1,261.20  $1,260.93  $1,260.98  $1,261.04
5.80%....................................  $1,260.28  $1,260.35  $1,260.08  $1,260.15  $1,260.21  $1,260.27  $1,260.33  $1,260.05
5.81%....................................  $1,259.28  $1,259.35  $1,259.42  $1,259.15  $1,259.22  $1,259.28  $1,259.34  $1,259.39
5.82%....................................  $1,258.29  $1,258.36  $1,258.43  $1,258.49  $1,258.56  $1,258.29  $1,258.35  $1,258.41
5.83%....................................  $1,257.62  $1,257.36  $1,257.43  $1,257.50  $1,257.57  $1,257.63  $1,257.36  $1,257.42
5.84%....................................  $1,256.63  $1,256.70  $1,256.77  $1,256.51  $1,256.57  $1,256.64  $1,256.70  $1,256.76
5.85%....................................  $1,255.63  $1,255.70  $1,255.78  $1,255.85  $1,255.91  $1,255.65  $1,255.71  $1,255.78
5.86%....................................  $1,254.96  $1,255.04  $1,254.78  $1,254.85  $1,254.92  $1,254.99  $1,254.73  $1,254.79
5.87%....................................  $1,253.97  $1,254.04  $1,254.12  $1,253.86  $1,253.93  $1,254.00  $1,254.07  $1,254.13
5.88%....................................  $1,252.97  $1,253.05  $1,253.12  $1,253.20  $1,253.27  $1,253.01  $1,253.08  $1,253.15
5.89%....................................  $1,252.30  $1,252.38  $1,252.13  $1,252.21  $1,252.28  $1,252.35  $1,252.09  $1,252.16
5.90%....................................  $1,251.31  $1,251.39  $1,251.47  $1,251.21  $1,251.29  $1,251.36  $1,251.43  $1,251.50
5.91%....................................  $1,250.64  $1,250.39  $1,250.47  $1,250.55  $1,250.63  $1,250.37  $1,250.44  $1,250.51
5.92%....................................  $1,249.65  $1,249.73  $1,249.48  $1,249.56  $1,249.64  $1,249.71  $1,249.46  $1,249.53
5.93%....................................  $1,248.65  $1,248.73  $1,248.82  $1,248.57  $1,248.64  $1,248.72  $1,248.80  $1,248.87
5.94%....................................  $1,247.98  $1,247.74  $1,247.82  $1,247.90  $1,247.98  $1,247.73  $1,247.81  $1,247.88
5.95%....................................  $1,246.99  $1,247.07  $1,246.83  $1,246.91  $1,246.99  $1,247.07  $1,246.82  $1,246.90
5.96%....................................  $1,245.99  $1,246.08  $1,246.16  $1,246.25  $1,246.00  $1,246.08  $1,246.16  $1,246.24
5.97%....................................  $1,245.32  $1,245.08  $1,245.17  $1,245.26  $1,245.34  $1,245.09  $1,245.17  $1,245.25
5.98%....................................  $1,244.33  $1,244.42  $1,244.51  $1,244.26  $1,244.35  $1,244.43  $1,244.18  $1,244.26
5.99%....................................  $1,243.33  $1,243.42  $1,243.51  $1,243.60  $1,243.36  $1,243.44  $1,243.53  $1,243.61
6.00%....................................  $1,242.66  $1,242.76  $1,242.52  $1,242.61  $1,242.70  $1,242.45  $1,242.54  $1,242.62


10 YEAR BENCHMARK TREASURY YIELD             6.13%      6.14%      6.15%
-----------------------------------------  ---------  ---------  ---------
5.20%....................................  $1,314.95  $1,314.92  $1,314.89
5.21%....................................  $1,313.97  $1,313.94  $1,313.91
5.22%....................................  $1,312.98  $1,312.95  $1,313.25
5.23%....................................  $1,312.33  $1,312.30  $1,312.27
5.24%....................................  $1,311.34  $1,311.31  $1,311.29
5.25%....................................  $1,310.35  $1,310.33  $1,310.31
5.26%....................................  $1,309.37  $1,309.35  $1,309.32
5.27%....................................  $1,308.38  $1,308.36  $1,308.34
5.28%....................................  $1,307.40  $1,307.38  $1,307.36
5.29%....................................  $1,306.41  $1,306.72  $1,306.70
5.30%....................................  $1,305.76  $1,305.74  $1,305.72
5.31%....................................  $1,304.77  $1,304.76  $1,304.74
5.32%....................................  $1,303.79  $1,303.77  $1,303.76
5.33%....................................  $1,302.80  $1,302.79  $1,302.77
5.34%....................................  $1,301.82  $1,301.81  $1,301.79
5.35%....................................  $1,300.83  $1,300.82  $1,301.14
5.36%....................................  $1,300.17  $1,300.17  $1,300.16
5.37%....................................  $1,299.19  $1,299.18  $1,299.17
5.38%....................................  $1,298.20  $1,298.20  $1,298.19
5.39%....................................  $1,297.22  $1,297.21  $1,297.21
5.40%....................................  $1,296.23  $1,296.23  $1,296.23
5.41%....................................  $1,295.58  $1,295.57  $1,295.57
5.42%....................................  $1,294.59  $1,294.59  $1,294.59
5.43%....................................  $1,293.61  $1,293.61  $1,293.61
5.44%....................................  $1,292.62  $1,292.62  $1,292.62
5.45%....................................  $1,291.63  $1,291.64  $1,291.64
5.46%....................................  $1,290.98  $1,290.98  $1,290.99
5.47%....................................  $1,289.99  $1,290.00  $1,290.00
5.48%....................................  $1,289.01  $1,289.02  $1,289.02
5.49%....................................  $1,288.02  $1,288.03  $1,288.04
5.50%....................................  $1,287.04  $1,287.05  $1,287.06
5.51%....................................  $1,286.38  $1,286.39  $1,286.40
5.52%....................................  $1,285.39  $1,285.41  $1,285.42
5.53%....................................  $1,284.41  $1,284.43  $1,284.44
5.54%....................................  $1,283.42  $1,283.44  $1,283.46
5.55%....................................  $1,282.77  $1,282.79  $1,282.47
5.56%....................................  $1,281.78  $1,281.80  $1,281.82
5.57%....................................  $1,280.80  $1,280.82  $1,280.84
5.58%....................................  $1,279.81  $1,279.83  $1,279.85
5.59%....................................  $1,279.15  $1,278.85  $1,278.87
5.60%....................................  $1,278.17  $1,278.19  $1,278.22
5.61%....................................  $1,277.18  $1,277.21  $1,277.23
5.62%....................................  $1,276.20  $1,276.23  $1,276.25
5.63%....................................  $1,275.54  $1,275.24  $1,275.27
5.64%....................................  $1,274.56  $1,274.59  $1,274.62
5.65%....................................  $1,273.57  $1,273.60  $1,273.63
5.66%....................................  $1,272.59  $1,272.62  $1,272.65
5.67%....................................  $1,271.93  $1,271.64  $1,271.67
5.68%....................................  $1,270.94  $1,270.98  $1,271.01
5.69%....................................  $1,269.96  $1,270.00  $1,270.03
5.70%....................................  $1,268.97  $1,269.01  $1,269.05
5.71%....................................  $1,268.32  $1,268.36  $1,268.07
5.72%....................................  $1,267.33  $1,267.37  $1,267.41
5.73%....................................  $1,266.35  $1,266.39  $1,266.43
5.74%....................................  $1,265.36  $1,265.41  $1,265.45
5.75%....................................  $1,264.70  $1,264.75  $1,264.79
5.76%....................................  $1,263.72  $1,263.77  $1,263.81
5.77%....................................  $1,262.73  $1,262.78  $1,262.83
5.78%....................................  $1,262.08  $1,262.13  $1,261.85
5.79%....................................  $1,261.09  $1,261.14  $1,261.19
5.80%....................................  $1,260.11  $1,260.16  $1,260.21
5.81%....................................  $1,259.45  $1,259.17  $1,259.23
5.82%....................................  $1,258.46  $1,258.52  $1,258.57
5.83%....................................  $1,257.48  $1,257.54  $1,257.59
5.84%....................................  $1,256.49  $1,256.55  $1,256.61
5.85%....................................  $1,255.84  $1,255.90  $1,255.62
5.86%....................................  $1,254.85  $1,254.91  $1,254.97
5.87%....................................  $1,253.87  $1,253.93  $1,253.99
5.88%....................................  $1,253.21  $1,253.27  $1,253.00
5.89%....................................  $1,252.22  $1,252.29  $1,252.35
5.90%....................................  $1,251.24  $1,251.30  $1,251.37
5.91%....................................  $1,250.58  $1,250.32  $1,250.39
5.92%....................................  $1,249.60  $1,249.66  $1,249.73
5.93%....................................  $1,248.61  $1,248.68  $1,248.75
5.94%....................................  $1,247.96  $1,247.70  $1,247.77
5.95%....................................  $1,246.97  $1,247.04  $1,247.11
5.96%....................................  $1,245.98  $1,246.06  $1,246.13
5.97%....................................  $1,245.33  $1,245.07  $1,245.15
5.98%....................................  $1,244.34  $1,244.42  $1,244.49
5.99%....................................  $1,243.36  $1,243.43  $1,243.51
6.00%....................................  $1,242.70  $1,242.45  $1,242.53

                                     F-3-6

                                   TABLE F-3

                  MATRIX OF REFERENCE PRICES OF THE NEW NOTES

                                                                      30 YEAR BENCHMARK TREASURY YIELD
                                           --------------------------------------------------------------------------------------
10 YEAR BENCHMARK TREASURY YIELD             6.16%      6.17%      6.18%      6.19%      6.20%      6.21%      6.22%      6.23%
-----------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
5.20%....................................  $1,314.86  $1,315.15  $1,315.11  $1,315.07  $1,315.02  $1,314.98  $1,314.93  $1,314.88
5.21%....................................  $1,314.20  $1,314.17  $1,314.13  $1,314.09  $1,314.05  $1,314.01  $1,313.96  $1,313.91
5.22%....................................  $1,313.22  $1,313.19  $1,313.15  $1,313.11  $1,313.07  $1,313.03  $1,312.99  $1,312.94
5.23%....................................  $1,312.24  $1,312.21  $1,312.17  $1,312.14  $1,312.10  $1,312.06  $1,312.02  $1,312.30
5.24%....................................  $1,311.26  $1,311.23  $1,311.20  $1,311.16  $1,311.12  $1,311.09  $1,311.37  $1,311.33
5.25%....................................  $1,310.28  $1,310.25  $1,310.22  $1,310.18  $1,310.15  $1,310.44  $1,310.40  $1,310.36
5.26%....................................  $1,309.30  $1,309.27  $1,309.24  $1,309.21  $1,309.50  $1,309.46  $1,309.43  $1,309.39
5.27%....................................  $1,308.32  $1,308.29  $1,308.26  $1,308.56  $1,308.52  $1,308.49  $1,308.45  $1,308.41
5.28%....................................  $1,307.34  $1,307.64  $1,307.61  $1,307.58  $1,307.55  $1,307.52  $1,307.48  $1,307.44
5.29%....................................  $1,306.68  $1,306.66  $1,306.63  $1,306.60  $1,306.57  $1,306.54  $1,306.51  $1,306.47
5.30%....................................  $1,305.70  $1,305.68  $1,305.65  $1,305.63  $1,305.60  $1,305.57  $1,305.54  $1,305.50
5.31%....................................  $1,304.72  $1,304.70  $1,304.68  $1,304.65  $1,304.62  $1,304.60  $1,304.57  $1,304.86
5.32%....................................  $1,303.74  $1,303.72  $1,303.70  $1,303.67  $1,303.65  $1,303.62  $1,303.92  $1,303.89
5.33%....................................  $1,302.76  $1,302.74  $1,302.72  $1,302.70  $1,303.00  $1,302.97  $1,302.95  $1,302.92
5.34%....................................  $1,301.78  $1,301.76  $1,302.07  $1,302.05  $1,302.02  $1,302.00  $1,301.97  $1,301.94
5.35%....................................  $1,301.12  $1,301.11  $1,301.09  $1,301.07  $1,301.05  $1,301.03  $1,301.00  $1,300.97
5.36%....................................  $1,300.14  $1,300.13  $1,300.11  $1,300.09  $1,300.07  $1,300.05  $1,300.03  $1,300.00
5.37%....................................  $1,299.16  $1,299.15  $1,299.13  $1,299.12  $1,299.10  $1,299.08  $1,299.06  $1,299.03
5.38%....................................  $1,298.18  $1,298.17  $1,298.16  $1,298.14  $1,298.12  $1,298.11  $1,298.09  $1,298.06
5.39%....................................  $1,297.20  $1,297.19  $1,297.18  $1,297.17  $1,297.15  $1,297.13  $1,297.44  $1,297.42
5.40%....................................  $1,296.22  $1,296.21  $1,296.20  $1,296.51  $1,296.50  $1,296.48  $1,296.47  $1,296.44
5.41%....................................  $1,295.57  $1,295.56  $1,295.55  $1,295.54  $1,295.52  $1,295.51  $1,295.49  $1,295.47
5.42%....................................  $1,294.58  $1,294.58  $1,294.57  $1,294.56  $1,294.55  $1,294.54  $1,294.52  $1,294.50
5.43%....................................  $1,293.60  $1,293.60  $1,293.59  $1,293.59  $1,293.58  $1,293.56  $1,293.55  $1,293.53
5.44%....................................  $1,292.62  $1,292.62  $1,292.62  $1,292.61  $1,292.60  $1,292.59  $1,292.58  $1,292.56
5.45%....................................  $1,291.64  $1,291.64  $1,291.64  $1,291.63  $1,291.63  $1,291.62  $1,291.93  $1,291.92
5.46%....................................  $1,290.99  $1,290.99  $1,290.99  $1,290.98  $1,290.98  $1,290.97  $1,290.96  $1,290.95
5.47%....................................  $1,290.01  $1,290.01  $1,290.01  $1,290.01  $1,290.00  $1,289.99  $1,289.99  $1,289.97
5.48%....................................  $1,289.03  $1,289.03  $1,289.03  $1,289.03  $1,289.03  $1,289.02  $1,289.01  $1,289.00
5.49%....................................  $1,288.05  $1,288.05  $1,288.05  $1,288.05  $1,288.05  $1,288.05  $1,288.04  $1,288.03
5.50%....................................  $1,287.07  $1,287.07  $1,287.07  $1,287.08  $1,287.08  $1,287.07  $1,287.07  $1,287.06
5.51%....................................  $1,286.41  $1,286.42  $1,286.42  $1,286.43  $1,286.43  $1,286.42  $1,286.42  $1,286.42
5.52%....................................  $1,285.43  $1,285.44  $1,285.44  $1,285.45  $1,285.45  $1,285.45  $1,285.45  $1,285.45
5.53%....................................  $1,284.45  $1,284.46  $1,284.47  $1,284.47  $1,284.48  $1,284.48  $1,284.48  $1,284.48
5.54%....................................  $1,283.47  $1,283.48  $1,283.49  $1,283.50  $1,283.50  $1,283.50  $1,283.51  $1,283.50
5.55%....................................  $1,282.49  $1,282.50  $1,282.51  $1,282.52  $1,282.53  $1,282.53  $1,282.53  $1,282.53
5.56%....................................  $1,281.83  $1,281.85  $1,281.86  $1,281.87  $1,281.88  $1,281.88  $1,281.89  $1,281.89
5.57%....................................  $1,280.85  $1,280.87  $1,280.88  $1,280.89  $1,280.90  $1,280.91  $1,280.91  $1,280.92
5.58%....................................  $1,279.87  $1,279.89  $1,279.90  $1,279.92  $1,279.93  $1,279.93  $1,279.94  $1,279.95
5.59%....................................  $1,278.89  $1,278.91  $1,278.93  $1,278.94  $1,278.95  $1,278.96  $1,278.97  $1,278.98
5.60%....................................  $1,278.24  $1,278.26  $1,277.95  $1,277.96  $1,277.98  $1,277.99  $1,278.00  $1,278.00
5.61%....................................  $1,277.26  $1,277.28  $1,277.30  $1,277.31  $1,277.33  $1,277.34  $1,277.35  $1,277.36
5.62%....................................  $1,276.28  $1,276.30  $1,276.32  $1,276.34  $1,276.35  $1,276.37  $1,276.38  $1,276.39
5.63%....................................  $1,275.30  $1,275.32  $1,275.34  $1,275.36  $1,275.38  $1,275.39  $1,275.41  $1,275.42
5.64%....................................  $1,274.64  $1,274.34  $1,274.36  $1,274.38  $1,274.40  $1,274.42  $1,274.43  $1,274.45
5.65%....................................  $1,273.66  $1,273.69  $1,273.71  $1,273.73  $1,273.75  $1,273.44  $1,273.46  $1,273.48
5.66%....................................  $1,272.68  $1,272.71  $1,272.73  $1,272.76  $1,272.78  $1,272.80  $1,272.81  $1,272.83
5.67%....................................  $1,271.70  $1,271.73  $1,271.75  $1,271.78  $1,271.80  $1,271.82  $1,271.84  $1,271.86
5.68%....................................  $1,271.05  $1,270.75  $1,270.78  $1,270.80  $1,270.83  $1,270.85  $1,270.87  $1,270.89
5.69%....................................  $1,270.06  $1,270.10  $1,270.12  $1,270.15  $1,269.85  $1,269.88  $1,269.90  $1,269.92
5.70%....................................  $1,269.08  $1,269.12  $1,269.15  $1,269.18  $1,269.20  $1,269.23  $1,269.25  $1,268.95
5.71%....................................  $1,268.10  $1,268.14  $1,268.17  $1,268.20  $1,268.23  $1,268.25  $1,268.28  $1,268.30
5.72%....................................  $1,267.45  $1,267.16  $1,267.19  $1,267.22  $1,267.25  $1,267.28  $1,267.31  $1,267.33
5.73%....................................  $1,266.47  $1,266.50  $1,266.54  $1,266.57  $1,266.28  $1,266.31  $1,266.33  $1,266.36
5.74%....................................  $1,265.49  $1,265.53  $1,265.56  $1,265.60  $1,265.63  $1,265.66  $1,265.36  $1,265.39
5.75%....................................  $1,264.51  $1,264.55  $1,264.58  $1,264.62  $1,264.65  $1,264.68  $1,264.71  $1,264.74
5.76%....................................  $1,263.85  $1,263.89  $1,263.61  $1,263.64  $1,263.68  $1,263.71  $1,263.74  $1,263.77
5.77%....................................  $1,262.87  $1,262.91  $1,262.95  $1,262.99  $1,262.70  $1,262.74  $1,262.77  $1,262.80
5.78%....................................  $1,261.89  $1,261.93  $1,261.98  $1,262.02  $1,262.05  $1,262.09  $1,262.12  $1,261.83
5.79%....................................  $1,260.91  $1,260.96  $1,261.00  $1,261.04  $1,261.08  $1,261.11  $1,261.15  $1,261.18
5.80%....................................  $1,260.26  $1,260.30  $1,260.02  $1,260.06  $1,260.10  $1,260.14  $1,260.18  $1,260.21
5.81%....................................  $1,259.28  $1,259.32  $1,259.37  $1,259.41  $1,259.45  $1,259.17  $1,259.21  $1,259.24
5.82%....................................  $1,258.29  $1,258.34  $1,258.39  $1,258.44  $1,258.48  $1,258.52  $1,258.56  $1,258.27
5.83%....................................  $1,257.64  $1,257.36  $1,257.41  $1,257.46  $1,257.50  $1,257.55  $1,257.59  $1,257.62
5.84%....................................  $1,256.66  $1,256.71  $1,256.76  $1,256.48  $1,256.53  $1,256.57  $1,256.61  $1,256.65
5.85%....................................  $1,255.68  $1,255.73  $1,255.78  $1,255.83  $1,255.88  $1,255.60  $1,255.64  $1,255.68
5.86%....................................  $1,255.03  $1,254.75  $1,254.80  $1,254.85  $1,254.90  $1,254.95  $1,254.99  $1,254.71
5.87%....................................  $1,254.04  $1,254.10  $1,254.15  $1,253.88  $1,253.93  $1,253.98  $1,254.02  $1,254.07
5.88%....................................  $1,253.06  $1,253.12  $1,253.18  $1,253.23  $1,252.95  $1,253.00  $1,253.05  $1,253.09
5.89%....................................  $1,252.08  $1,252.14  $1,252.20  $1,252.25  $1,252.30  $1,252.35  $1,252.08  $1,252.12
5.90%....................................  $1,251.43  $1,251.49  $1,251.22  $1,251.27  $1,251.33  $1,251.38  $1,251.43  $1,251.48
5.91%....................................  $1,250.45  $1,250.51  $1,250.57  $1,250.62  $1,250.35  $1,250.41  $1,250.46  $1,250.51
5.92%....................................  $1,249.47  $1,249.53  $1,249.59  $1,249.65  $1,249.70  $1,249.43  $1,249.49  $1,249.54
5.93%....................................  $1,248.81  $1,248.55  $1,248.61  $1,248.67  $1,248.73  $1,248.78  $1,248.84  $1,248.57
5.94%....................................  $1,247.83  $1,247.90  $1,247.96  $1,247.69  $1,247.75  $1,247.81  $1,247.87  $1,247.92
5.95%....................................  $1,246.85  $1,246.92  $1,246.98  $1,247.04  $1,247.10  $1,246.84  $1,246.89  $1,246.95
5.96%....................................  $1,246.20  $1,245.94  $1,246.00  $1,246.07  $1,246.13  $1,246.19  $1,246.25  $1,245.98
5.97%....................................  $1,245.22  $1,245.29  $1,245.35  $1,245.09  $1,245.15  $1,245.21  $1,245.27  $1,245.33
5.98%....................................  $1,244.24  $1,244.31  $1,244.37  $1,244.44  $1,244.50  $1,244.24  $1,244.30  $1,244.36
5.99%....................................  $1,243.58  $1,243.33  $1,243.40  $1,243.46  $1,243.53  $1,243.59  $1,243.33  $1,243.39
6.00%....................................  $1,242.60  $1,242.67  $1,242.74  $1,242.49  $1,242.55  $1,242.62  $1,242.68  $1,242.74


10 YEAR BENCHMARK TREASURY YIELD             6.24%      6.25%      6.26%
-----------------------------------------  ---------  ---------  ---------
5.20%....................................  $1,314.84  $1,315.11  $1,315.05
5.21%....................................  $1,314.19  $1,314.14  $1,314.09
5.22%....................................  $1,313.22  $1,313.17  $1,313.12
5.23%....................................  $1,312.25  $1,312.20  $1,312.15
5.24%....................................  $1,311.28  $1,311.24  $1,311.19
5.25%....................................  $1,310.31  $1,310.27  $1,310.22
5.26%....................................  $1,309.34  $1,309.30  $1,309.25
5.27%....................................  $1,308.37  $1,308.33  $1,308.29
5.28%....................................  $1,307.41  $1,307.37  $1,307.64
5.29%....................................  $1,306.44  $1,306.72  $1,306.68
5.30%....................................  $1,305.79  $1,305.75  $1,305.71
5.31%....................................  $1,304.82  $1,304.78  $1,304.75
5.32%....................................  $1,303.85  $1,303.82  $1,303.78
5.33%....................................  $1,302.88  $1,302.85  $1,302.81
5.34%....................................  $1,301.91  $1,301.88  $1,301.85
5.35%....................................  $1,300.95  $1,300.91  $1,300.88
5.36%....................................  $1,299.98  $1,299.95  $1,299.92
5.37%....................................  $1,299.01  $1,298.98  $1,299.27
5.38%....................................  $1,298.36  $1,298.33  $1,298.31
5.39%....................................  $1,297.39  $1,297.37  $1,297.34
5.40%....................................  $1,296.42  $1,296.40  $1,296.37
5.41%....................................  $1,295.45  $1,295.43  $1,295.41
5.42%....................................  $1,294.48  $1,294.46  $1,294.44
5.43%....................................  $1,293.52  $1,293.50  $1,293.47
5.44%....................................  $1,292.55  $1,292.53  $1,292.83
5.45%....................................  $1,291.90  $1,291.88  $1,291.86
5.46%....................................  $1,290.93  $1,290.92  $1,290.90
5.47%....................................  $1,289.96  $1,289.95  $1,289.93
5.48%....................................  $1,288.99  $1,288.98  $1,288.97
5.49%....................................  $1,288.02  $1,288.01  $1,288.00
5.50%....................................  $1,287.06  $1,287.05  $1,287.03
5.51%....................................  $1,286.41  $1,286.40  $1,286.39
5.52%....................................  $1,285.44  $1,285.43  $1,285.42
5.53%....................................  $1,284.47  $1,284.46  $1,284.46
5.54%....................................  $1,283.50  $1,283.50  $1,283.49
5.55%....................................  $1,282.53  $1,282.53  $1,282.52
5.56%....................................  $1,281.89  $1,281.88  $1,281.88
5.57%....................................  $1,280.92  $1,280.92  $1,280.91
5.58%....................................  $1,279.95  $1,279.95  $1,279.95
5.59%....................................  $1,278.98  $1,278.98  $1,278.98
5.60%....................................  $1,278.01  $1,278.01  $1,278.02
5.61%....................................  $1,277.04  $1,277.05  $1,277.05
5.62%....................................  $1,276.40  $1,276.40  $1,276.41
5.63%....................................  $1,275.43  $1,275.43  $1,275.44
5.64%....................................  $1,274.46  $1,274.47  $1,274.47
5.65%....................................  $1,273.49  $1,273.50  $1,273.51
5.66%....................................  $1,272.84  $1,272.53  $1,272.54
5.67%....................................  $1,271.87  $1,271.89  $1,271.90
5.68%....................................  $1,270.90  $1,270.92  $1,270.93
5.69%....................................  $1,269.93  $1,269.95  $1,269.96
5.70%....................................  $1,268.97  $1,268.98  $1,269.00
5.71%....................................  $1,268.32  $1,268.34  $1,268.35
5.72%....................................  $1,267.35  $1,267.37  $1,267.39
5.73%....................................  $1,266.38  $1,266.40  $1,266.42
5.74%....................................  $1,265.41  $1,265.44  $1,265.46
5.75%....................................  $1,264.77  $1,264.79  $1,264.49
5.76%....................................  $1,263.80  $1,263.82  $1,263.85
5.77%....................................  $1,262.83  $1,262.85  $1,262.88
5.78%....................................  $1,261.86  $1,261.89  $1,261.91
5.79%....................................  $1,261.21  $1,260.92  $1,260.95
5.80%....................................  $1,260.24  $1,260.27  $1,260.30
5.81%....................................  $1,259.28  $1,259.31  $1,259.34
5.82%....................................  $1,258.31  $1,258.34  $1,258.37
5.83%....................................  $1,257.66  $1,257.37  $1,257.40
5.84%....................................  $1,256.69  $1,256.73  $1,256.76
5.85%....................................  $1,255.72  $1,255.76  $1,255.79
5.86%....................................  $1,254.75  $1,254.79  $1,254.83
5.87%....................................  $1,254.11  $1,254.15  $1,253.86
5.88%....................................  $1,253.14  $1,253.18  $1,253.22
5.89%....................................  $1,252.17  $1,252.21  $1,252.25
5.90%....................................  $1,251.20  $1,251.24  $1,251.29
5.91%....................................  $1,250.55  $1,250.60  $1,250.32
5.92%....................................  $1,249.58  $1,249.63  $1,249.68
5.93%....................................  $1,248.62  $1,248.66  $1,248.71
5.94%....................................  $1,247.97  $1,247.70  $1,247.74
5.95%....................................  $1,247.00  $1,247.05  $1,247.10
5.96%....................................  $1,246.03  $1,246.08  $1,246.13
5.97%....................................  $1,245.06  $1,245.12  $1,245.17
5.98%....................................  $1,244.42  $1,244.47  $1,244.20
5.99%....................................  $1,243.45  $1,243.50  $1,243.56
6.00%....................................  $1,242.48  $1,242.53  $1,242.59

                                     F-3-7

                                   TABLE F-3

                  MATRIX OF REFERENCE PRICES OF THE NEW NOTES

                                                                      30 YEAR BENCHMARK TREASURY YIELD
                                           --------------------------------------------------------------------------------------
10 YEAR BENCHMARK TREASURY YIELD             6.27%      6.28%      6.29%      6.30%      6.31%      6.32%      6.33%      6.34%
-----------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
5.20%....................................  $1,315.00  $1,314.94  $1,314.88  $1,315.14  $1,315.07  $1,315.01  $1,314.94  $1,314.87
5.21%....................................  $1,314.03  $1,313.98  $1,313.92  $1,314.18  $1,314.12  $1,314.05  $1,313.99  $1,313.92
5.22%....................................  $1,313.07  $1,313.01  $1,312.96  $1,313.22  $1,313.16  $1,313.09  $1,313.03  $1,312.96
5.23%....................................  $1,312.10  $1,312.05  $1,312.31  $1,312.26  $1,312.20  $1,312.14  $1,312.07  $1,312.01
5.24%....................................  $1,311.14  $1,311.09  $1,311.35  $1,311.30  $1,311.24  $1,311.18  $1,311.12  $1,311.37
5.25%....................................  $1,310.17  $1,310.44  $1,310.39  $1,310.34  $1,310.28  $1,310.22  $1,310.16  $1,310.42
5.26%....................................  $1,309.21  $1,309.48  $1,309.43  $1,309.38  $1,309.32  $1,309.26  $1,309.21  $1,309.46
5.27%....................................  $1,308.56  $1,308.52  $1,308.47  $1,308.42  $1,308.36  $1,308.31  $1,308.57  $1,308.51
5.28%....................................  $1,307.60  $1,307.55  $1,307.51  $1,307.45  $1,307.40  $1,307.35  $1,307.61  $1,307.55
5.29%....................................  $1,306.64  $1,306.59  $1,306.54  $1,306.49  $1,306.44  $1,306.71  $1,306.66  $1,306.60
5.30%....................................  $1,305.67  $1,305.63  $1,305.58  $1,305.53  $1,305.48  $1,305.75  $1,305.70  $1,305.64
5.31%....................................  $1,304.71  $1,304.66  $1,304.62  $1,304.57  $1,304.85  $1,304.80  $1,304.74  $1,304.69
5.32%....................................  $1,303.74  $1,303.70  $1,303.66  $1,303.61  $1,303.89  $1,303.84  $1,303.79  $1,303.74
5.33%....................................  $1,302.78  $1,302.74  $1,302.70  $1,302.97  $1,302.93  $1,302.88  $1,302.83  $1,302.78
5.34%....................................  $1,301.81  $1,301.77  $1,302.05  $1,302.01  $1,301.97  $1,301.92  $1,301.88  $1,301.83
5.35%....................................  $1,300.85  $1,301.13  $1,301.09  $1,301.05  $1,301.01  $1,300.97  $1,300.92  $1,300.87
5.36%....................................  $1,300.20  $1,300.17  $1,300.13  $1,300.09  $1,300.05  $1,300.01  $1,299.96  $1,299.92
5.37%....................................  $1,299.24  $1,299.21  $1,299.17  $1,299.13  $1,299.09  $1,299.05  $1,299.01  $1,299.28
5.38%....................................  $1,298.27  $1,298.24  $1,298.21  $1,298.17  $1,298.13  $1,298.09  $1,298.05  $1,298.33
5.39%....................................  $1,297.31  $1,297.28  $1,297.25  $1,297.21  $1,297.17  $1,297.14  $1,297.41  $1,297.37
5.40%....................................  $1,296.35  $1,296.32  $1,296.28  $1,296.25  $1,296.22  $1,296.50  $1,296.46  $1,296.42
5.41%....................................  $1,295.38  $1,295.35  $1,295.32  $1,295.29  $1,295.58  $1,295.54  $1,295.50  $1,295.46
5.42%....................................  $1,294.42  $1,294.39  $1,294.36  $1,294.65  $1,294.62  $1,294.58  $1,294.55  $1,294.51
5.43%....................................  $1,293.45  $1,293.75  $1,293.72  $1,293.69  $1,293.66  $1,293.63  $1,293.59  $1,293.55
5.44%....................................  $1,292.81  $1,292.78  $1,292.76  $1,292.73  $1,292.70  $1,292.67  $1,292.63  $1,292.60
5.45%....................................  $1,291.84  $1,291.82  $1,291.80  $1,291.77  $1,291.74  $1,291.71  $1,291.68  $1,291.64
5.46%....................................  $1,290.88  $1,290.86  $1,290.83  $1,290.81  $1,290.78  $1,290.75  $1,290.72  $1,291.01
5.47%....................................  $1,289.91  $1,289.89  $1,289.87  $1,289.85  $1,289.82  $1,289.80  $1,290.08  $1,290.05
5.48%....................................  $1,288.95  $1,288.93  $1,288.91  $1,288.89  $1,288.86  $1,289.16  $1,289.13  $1,289.10
5.49%....................................  $1,287.98  $1,287.97  $1,287.95  $1,288.25  $1,288.22  $1,288.20  $1,288.17  $1,288.14
5.50%....................................  $1,287.34  $1,287.33  $1,287.31  $1,287.29  $1,287.27  $1,287.24  $1,287.22  $1,287.19
5.51%....................................  $1,286.38  $1,286.36  $1,286.35  $1,286.33  $1,286.31  $1,286.28  $1,286.26  $1,286.23
5.52%....................................  $1,285.41  $1,285.40  $1,285.38  $1,285.37  $1,285.35  $1,285.33  $1,285.30  $1,285.28
5.53%....................................  $1,284.45  $1,284.44  $1,284.42  $1,284.41  $1,284.39  $1,284.37  $1,284.35  $1,284.33
5.54%....................................  $1,283.48  $1,283.47  $1,283.46  $1,283.45  $1,283.43  $1,283.41  $1,283.39  $1,283.69
5.55%....................................  $1,282.52  $1,282.51  $1,282.50  $1,282.49  $1,282.47  $1,282.77  $1,282.75  $1,282.73
5.56%....................................  $1,281.87  $1,281.87  $1,281.86  $1,281.85  $1,281.83  $1,281.82  $1,281.80  $1,281.78
5.57%....................................  $1,280.91  $1,280.90  $1,280.90  $1,280.88  $1,280.87  $1,280.86  $1,280.84  $1,280.83
5.58%....................................  $1,279.95  $1,279.94  $1,279.93  $1,279.92  $1,279.91  $1,279.90  $1,279.89  $1,279.87
5.59%....................................  $1,278.98  $1,278.98  $1,278.97  $1,278.96  $1,278.95  $1,278.94  $1,278.93  $1,278.92
5.60%....................................  $1,278.02  $1,278.01  $1,278.01  $1,278.00  $1,278.00  $1,277.99  $1,277.97  $1,277.96
5.61%....................................  $1,277.05  $1,277.05  $1,277.05  $1,277.04  $1,277.36  $1,277.35  $1,277.34  $1,277.32
5.62%....................................  $1,276.41  $1,276.41  $1,276.41  $1,276.40  $1,276.40  $1,276.39  $1,276.38  $1,276.37
5.63%....................................  $1,275.44  $1,275.44  $1,275.44  $1,275.44  $1,275.44  $1,275.43  $1,275.43  $1,275.42
5.64%....................................  $1,274.48  $1,274.48  $1,274.48  $1,274.48  $1,274.48  $1,274.48  $1,274.47  $1,274.46
5.65%....................................  $1,273.51  $1,273.52  $1,273.52  $1,273.52  $1,273.52  $1,273.52  $1,273.51  $1,273.51
5.66%....................................  $1,272.55  $1,272.56  $1,272.56  $1,272.56  $1,272.56  $1,272.56  $1,272.56  $1,272.55
5.67%....................................  $1,271.91  $1,271.91  $1,271.92  $1,271.92  $1,271.92  $1,271.92  $1,271.92  $1,271.92
5.68%....................................  $1,270.94  $1,270.95  $1,270.96  $1,270.96  $1,270.96  $1,270.96  $1,270.96  $1,270.96
5.69%....................................  $1,269.98  $1,269.99  $1,269.99  $1,270.00  $1,270.01  $1,270.01  $1,270.01  $1,270.01
5.70%....................................  $1,269.01  $1,269.02  $1,269.03  $1,269.04  $1,269.05  $1,269.05  $1,269.05  $1,269.05
5.71%....................................  $1,268.05  $1,268.06  $1,268.07  $1,268.08  $1,268.09  $1,268.09  $1,268.10  $1,268.10
5.72%....................................  $1,267.40  $1,267.42  $1,267.43  $1,267.44  $1,267.45  $1,267.45  $1,267.46  $1,267.46
5.73%....................................  $1,266.44  $1,266.45  $1,266.47  $1,266.48  $1,266.49  $1,266.50  $1,266.50  $1,266.51
5.74%....................................  $1,265.47  $1,265.49  $1,265.51  $1,265.52  $1,265.53  $1,265.54  $1,265.55  $1,265.55
5.75%....................................  $1,264.51  $1,264.53  $1,264.54  $1,264.56  $1,264.57  $1,264.58  $1,264.59  $1,264.60
5.76%....................................  $1,263.87  $1,263.89  $1,263.58  $1,263.60  $1,263.61  $1,263.62  $1,263.63  $1,263.64
5.77%....................................  $1,262.90  $1,262.92  $1,262.94  $1,262.96  $1,262.97  $1,262.99  $1,263.00  $1,263.01
5.78%....................................  $1,261.94  $1,261.96  $1,261.98  $1,262.00  $1,262.01  $1,262.03  $1,262.04  $1,262.05
5.79%....................................  $1,260.97  $1,261.00  $1,261.02  $1,261.04  $1,261.06  $1,261.07  $1,261.08  $1,261.10
5.80%....................................  $1,260.33  $1,260.03  $1,260.06  $1,260.08  $1,260.10  $1,260.11  $1,260.13  $1,260.14
5.81%....................................  $1,259.36  $1,259.39  $1,259.41  $1,259.44  $1,259.14  $1,259.16  $1,259.17  $1,259.19
5.82%....................................  $1,258.40  $1,258.43  $1,258.45  $1,258.48  $1,258.50  $1,258.52  $1,258.54  $1,258.55
5.83%....................................  $1,257.44  $1,257.46  $1,257.49  $1,257.52  $1,257.54  $1,257.56  $1,257.58  $1,257.60
5.84%....................................  $1,256.79  $1,256.50  $1,256.53  $1,256.56  $1,256.58  $1,256.60  $1,256.62  $1,256.64
5.85%....................................  $1,255.83  $1,255.86  $1,255.89  $1,255.60  $1,255.62  $1,255.65  $1,255.67  $1,255.69
5.86%....................................  $1,254.86  $1,254.90  $1,254.93  $1,254.96  $1,254.98  $1,255.01  $1,254.71  $1,254.73
5.87%....................................  $1,253.90  $1,253.93  $1,253.96  $1,253.99  $1,254.02  $1,254.05  $1,254.07  $1,254.10
5.88%....................................  $1,253.25  $1,252.97  $1,253.00  $1,253.03  $1,253.06  $1,253.09  $1,253.12  $1,253.14
5.89%....................................  $1,252.29  $1,252.33  $1,252.36  $1,252.07  $1,252.11  $1,252.13  $1,252.16  $1,252.19
5.90%....................................  $1,251.33  $1,251.36  $1,251.40  $1,251.43  $1,251.47  $1,251.50  $1,251.21  $1,251.23
5.91%....................................  $1,250.36  $1,250.40  $1,250.44  $1,250.47  $1,250.51  $1,250.54  $1,250.57  $1,250.60
5.92%....................................  $1,249.72  $1,249.44  $1,249.48  $1,249.51  $1,249.55  $1,249.58  $1,249.61  $1,249.64
5.93%....................................  $1,248.75  $1,248.79  $1,248.83  $1,248.55  $1,248.59  $1,248.62  $1,248.66  $1,248.69
5.94%....................................  $1,247.79  $1,247.83  $1,247.87  $1,247.91  $1,247.95  $1,247.99  $1,247.70  $1,247.73
5.95%....................................  $1,246.82  $1,246.87  $1,246.91  $1,246.95  $1,246.99  $1,247.03  $1,247.06  $1,247.10
5.96%....................................  $1,246.18  $1,246.23  $1,245.95  $1,245.99  $1,246.03  $1,246.07  $1,246.11  $1,246.14
5.97%....................................  $1,245.22  $1,245.26  $1,245.31  $1,245.35  $1,245.07  $1,245.11  $1,245.15  $1,245.19
5.98%....................................  $1,244.25  $1,244.30  $1,244.35  $1,244.39  $1,244.43  $1,244.47  $1,244.19  $1,244.23
5.99%....................................  $1,243.61  $1,243.34  $1,243.38  $1,243.43  $1,243.47  $1,243.52  $1,243.56  $1,243.60
6.00%....................................  $1,242.64  $1,242.69  $1,242.74  $1,242.47  $1,242.52  $1,242.56  $1,242.60  $1,242.64


10 YEAR BENCHMARK TREASURY YIELD             6.35%      6.36%      6.37%
-----------------------------------------  ---------  ---------  ---------
5.20%....................................  $1,315.12  $1,315.05  $1,314.97
5.21%....................................  $1,314.17  $1,314.09  $1,314.02
5.22%....................................  $1,313.21  $1,313.14  $1,313.07
5.23%....................................  $1,312.26  $1,312.19  $1,312.12
5.24%....................................  $1,311.31  $1,311.24  $1,311.17
5.25%....................................  $1,310.35  $1,310.29  $1,310.22
5.26%....................................  $1,309.40  $1,309.34  $1,309.27
5.27%....................................  $1,308.45  $1,308.38  $1,308.32
5.28%....................................  $1,307.49  $1,307.43  $1,307.37
5.29%....................................  $1,306.54  $1,306.48  $1,306.42
5.30%....................................  $1,305.59  $1,305.53  $1,305.79
5.31%....................................  $1,304.63  $1,304.58  $1,304.84
5.32%....................................  $1,303.68  $1,303.63  $1,303.88
5.33%....................................  $1,302.73  $1,302.99  $1,302.93
5.34%....................................  $1,301.78  $1,302.04  $1,301.98
5.35%....................................  $1,300.82  $1,301.09  $1,301.03
5.36%....................................  $1,300.19  $1,300.14  $1,300.08
5.37%....................................  $1,299.23  $1,299.18  $1,299.13
5.38%....................................  $1,298.28  $1,298.23  $1,298.18
5.39%....................................  $1,297.33  $1,297.28  $1,297.23
5.40%....................................  $1,296.37  $1,296.33  $1,296.28
5.41%....................................  $1,295.42  $1,295.38  $1,295.33
5.42%....................................  $1,294.47  $1,294.43  $1,294.38
5.43%....................................  $1,293.51  $1,293.47  $1,293.75
5.44%....................................  $1,292.56  $1,292.52  $1,292.80
5.45%....................................  $1,291.93  $1,291.89  $1,291.85
5.46%....................................  $1,290.97  $1,290.94  $1,290.90
5.47%....................................  $1,290.02  $1,289.98  $1,289.95
5.48%....................................  $1,289.07  $1,289.03  $1,289.00
5.49%....................................  $1,288.11  $1,288.08  $1,288.05
5.50%....................................  $1,287.16  $1,287.13  $1,287.10
5.51%....................................  $1,286.21  $1,286.18  $1,286.15
5.52%....................................  $1,285.25  $1,285.23  $1,285.51
5.53%....................................  $1,284.30  $1,284.59  $1,284.56
5.54%....................................  $1,283.67  $1,283.64  $1,283.61
5.55%....................................  $1,282.71  $1,282.69  $1,282.66
5.56%....................................  $1,281.76  $1,281.74  $1,281.71
5.57%....................................  $1,280.81  $1,280.78  $1,280.76
5.58%....................................  $1,279.85  $1,279.83  $1,279.81
5.59%....................................  $1,278.90  $1,278.88  $1,278.86
5.60%....................................  $1,277.95  $1,278.25  $1,278.23
5.61%....................................  $1,277.31  $1,277.29  $1,277.28
5.62%....................................  $1,276.36  $1,276.34  $1,276.33
5.63%....................................  $1,275.40  $1,275.39  $1,275.38
5.64%....................................  $1,274.45  $1,274.44  $1,274.43
5.65%....................................  $1,273.50  $1,273.49  $1,273.48
5.66%....................................  $1,272.54  $1,272.54  $1,272.84
5.67%....................................  $1,271.91  $1,271.90  $1,271.89
5.68%....................................  $1,270.96  $1,270.95  $1,270.94
5.69%....................................  $1,270.00  $1,270.00  $1,269.99
5.70%....................................  $1,269.05  $1,269.05  $1,269.04
5.71%....................................  $1,268.10  $1,268.09  $1,268.09
5.72%....................................  $1,267.46  $1,267.46  $1,267.46
5.73%....................................  $1,266.51  $1,266.51  $1,266.51
5.74%....................................  $1,265.55  $1,265.56  $1,265.56
5.75%....................................  $1,264.60  $1,264.60  $1,264.61
5.76%....................................  $1,263.65  $1,263.65  $1,263.66
5.77%....................................  $1,262.70  $1,262.70  $1,262.71
5.78%....................................  $1,262.06  $1,262.07  $1,262.07
5.79%....................................  $1,261.11  $1,261.11  $1,261.12
5.80%....................................  $1,260.15  $1,260.16  $1,260.17
5.81%....................................  $1,259.20  $1,259.21  $1,259.22
5.82%....................................  $1,258.57  $1,258.26  $1,258.27
5.83%....................................  $1,257.61  $1,257.63  $1,257.64
5.84%....................................  $1,256.66  $1,256.67  $1,256.69
5.85%....................................  $1,255.71  $1,255.72  $1,255.74
5.86%....................................  $1,254.75  $1,254.77  $1,254.79
5.87%....................................  $1,254.12  $1,254.14  $1,253.84
5.88%....................................  $1,253.16  $1,253.18  $1,253.20
5.89%....................................  $1,252.21  $1,252.23  $1,252.25
5.90%....................................  $1,251.26  $1,251.28  $1,251.30
5.91%....................................  $1,250.62  $1,250.33  $1,250.35
5.92%....................................  $1,249.67  $1,249.69  $1,249.72
5.93%....................................  $1,248.72  $1,248.74  $1,248.77
5.94%....................................  $1,247.76  $1,247.79  $1,247.82
5.95%....................................  $1,246.81  $1,246.84  $1,246.87
5.96%....................................  $1,246.17  $1,246.20  $1,246.23
5.97%....................................  $1,245.22  $1,245.25  $1,245.28
5.98%....................................  $1,244.27  $1,244.30  $1,244.33
5.99%....................................  $1,243.31  $1,243.35  $1,243.38
6.00%....................................  $1,242.68  $1,242.71  $1,242.75

                                     F-3-8

                                   TABLE F-3

                  MATRIX OF REFERENCE PRICES OF THE NEW NOTES

                                                                  30 YEAR BENCHMARK TREASURY YIELD
                                       --------------------------------------------------------------------------------------
10 YEAR BENCHMARK TREASURY YIELD         6.38%      6.39%      6.40%      6.41%      6.42%      6.43%      6.44%      6.45%
-------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
5.20%................................  $1,314.90  $1,315.13  $1,315.05  $1,314.97  $1,314.89  $1,315.11  $1,315.03  $1,314.94
5.21%................................  $1,313.95  $1,314.19  $1,314.11  $1,314.03  $1,313.94  $1,314.17  $1,314.09  $1,314.00
5.22%................................  $1,313.00  $1,313.24  $1,313.16  $1,313.08  $1,313.00  $1,313.23  $1,313.15  $1,313.06
5.23%................................  $1,312.05  $1,312.29  $1,312.21  $1,312.14  $1,312.06  $1,312.29  $1,312.20  $1,312.12
5.24%................................  $1,311.10  $1,311.34  $1,311.27  $1,311.19  $1,311.11  $1,311.35  $1,311.26  $1,311.18
5.25%................................  $1,310.15  $1,310.40  $1,310.32  $1,310.25  $1,310.17  $1,310.41  $1,310.32  $1,310.24
5.26%................................  $1,309.20  $1,309.45  $1,309.38  $1,309.30  $1,309.23  $1,309.46  $1,309.38  $1,309.30
5.27%................................  $1,308.57  $1,308.50  $1,308.43  $1,308.36  $1,308.28  $1,308.52  $1,308.44  $1,308.36
5.28%................................  $1,307.62  $1,307.55  $1,307.48  $1,307.41  $1,307.34  $1,307.58  $1,307.50  $1,307.42
5.29%................................  $1,306.67  $1,306.61  $1,306.54  $1,306.47  $1,306.71  $1,306.64  $1,306.56  $1,306.49
5.30%................................  $1,305.72  $1,305.66  $1,305.59  $1,305.52  $1,305.77  $1,305.70  $1,305.62  $1,305.55
5.31%................................  $1,304.77  $1,304.71  $1,304.65  $1,304.58  $1,304.83  $1,304.75  $1,304.68  $1,304.61
5.32%................................  $1,303.82  $1,303.76  $1,303.70  $1,303.63  $1,303.88  $1,303.81  $1,303.74  $1,303.67
5.33%................................  $1,302.88  $1,302.82  $1,302.75  $1,302.69  $1,302.94  $1,302.87  $1,302.80  $1,302.73
5.34%................................  $1,301.93  $1,301.87  $1,301.81  $1,302.06  $1,302.00  $1,301.93  $1,301.86  $1,301.79
5.35%................................  $1,300.98  $1,300.92  $1,300.86  $1,301.12  $1,301.05  $1,300.99  $1,300.92  $1,300.85
5.36%................................  $1,300.03  $1,299.97  $1,299.92  $1,300.17  $1,300.11  $1,300.05  $1,299.98  $1,299.91
5.37%................................  $1,299.08  $1,299.03  $1,299.29  $1,299.23  $1,299.17  $1,299.10  $1,299.04  $1,298.97
5.38%................................  $1,298.13  $1,298.08  $1,298.34  $1,298.28  $1,298.22  $1,298.16  $1,298.10  $1,298.35
5.39%................................  $1,297.18  $1,297.13  $1,297.39  $1,297.34  $1,297.28  $1,297.22  $1,297.16  $1,297.41
5.40%................................  $1,296.23  $1,296.50  $1,296.45  $1,296.39  $1,296.34  $1,296.28  $1,296.22  $1,296.47
5.41%................................  $1,295.29  $1,295.55  $1,295.50  $1,295.45  $1,295.39  $1,295.34  $1,295.59  $1,295.53
5.42%................................  $1,294.65  $1,294.60  $1,294.55  $1,294.50  $1,294.45  $1,294.40  $1,294.65  $1,294.59
5.43%................................  $1,293.70  $1,293.66  $1,293.61  $1,293.56  $1,293.51  $1,293.45  $1,293.71  $1,293.65
5.44%................................  $1,292.75  $1,292.71  $1,292.66  $1,292.61  $1,292.56  $1,292.83  $1,292.77  $1,292.71
5.45%................................  $1,291.81  $1,291.76  $1,291.72  $1,291.67  $1,291.62  $1,291.88  $1,291.83  $1,291.78
5.46%................................  $1,290.86  $1,290.81  $1,290.77  $1,290.72  $1,290.99  $1,290.94  $1,290.89  $1,290.84
5.47%................................  $1,289.91  $1,289.87  $1,289.82  $1,289.78  $1,290.05  $1,290.00  $1,289.95  $1,289.90
5.48%................................  $1,288.96  $1,288.92  $1,288.88  $1,289.15  $1,289.11  $1,289.06  $1,289.01  $1,288.96
5.49%................................  $1,288.01  $1,287.97  $1,288.25  $1,288.21  $1,288.16  $1,288.12  $1,288.07  $1,288.02
5.50%................................  $1,287.06  $1,287.34  $1,287.30  $1,287.26  $1,287.22  $1,287.17  $1,287.13  $1,287.08
5.51%................................  $1,286.43  $1,286.39  $1,286.36  $1,286.32  $1,286.28  $1,286.23  $1,286.19  $1,286.14
5.52%................................  $1,285.48  $1,285.45  $1,285.41  $1,285.37  $1,285.33  $1,285.29  $1,285.25  $1,285.20
5.53%................................  $1,284.53  $1,284.50  $1,284.46  $1,284.43  $1,284.39  $1,284.35  $1,284.31  $1,284.58
5.54%................................  $1,283.58  $1,283.55  $1,283.52  $1,283.48  $1,283.45  $1,283.41  $1,283.68  $1,283.64
5.55%................................  $1,282.63  $1,282.60  $1,282.57  $1,282.54  $1,282.50  $1,282.78  $1,282.74  $1,282.70
5.56%................................  $1,281.68  $1,281.66  $1,281.63  $1,281.59  $1,281.87  $1,281.84  $1,281.80  $1,281.76
5.57%................................  $1,280.74  $1,280.71  $1,280.68  $1,280.96  $1,280.93  $1,280.90  $1,280.86  $1,280.82
5.58%................................  $1,279.79  $1,279.76  $1,280.05  $1,280.02  $1,279.99  $1,279.95  $1,279.92  $1,279.88
5.59%................................  $1,279.15  $1,279.13  $1,279.10  $1,279.07  $1,279.04  $1,279.01  $1,278.98  $1,278.94
5.60%................................  $1,278.21  $1,278.18  $1,278.16  $1,278.13  $1,278.10  $1,278.07  $1,278.04  $1,278.00
5.61%................................  $1,277.26  $1,277.23  $1,277.21  $1,277.19  $1,277.16  $1,277.13  $1,277.10  $1,277.07
5.62%................................  $1,276.31  $1,276.29  $1,276.26  $1,276.24  $1,276.22  $1,276.19  $1,276.16  $1,276.44
5.63%................................  $1,275.36  $1,275.34  $1,275.32  $1,275.30  $1,275.27  $1,275.25  $1,275.53  $1,275.50
5.64%................................  $1,274.41  $1,274.39  $1,274.37  $1,274.35  $1,274.64  $1,274.62  $1,274.59  $1,274.56
5.65%................................  $1,273.46  $1,273.44  $1,273.74  $1,273.72  $1,273.70  $1,273.68  $1,273.65  $1,273.62
5.66%................................  $1,272.83  $1,272.81  $1,272.80  $1,272.78  $1,272.76  $1,272.73  $1,272.71  $1,272.68
5.67%................................  $1,271.88  $1,271.87  $1,271.85  $1,271.83  $1,271.81  $1,271.79  $1,271.77  $1,271.74
5.68%................................  $1,270.93  $1,270.92  $1,270.90  $1,270.89  $1,270.87  $1,270.85  $1,270.83  $1,270.81
5.69%................................  $1,269.98  $1,269.97  $1,269.96  $1,269.94  $1,269.93  $1,269.91  $1,269.89  $1,269.87
5.70%................................  $1,269.03  $1,269.02  $1,269.01  $1,269.00  $1,268.98  $1,268.97  $1,268.95  $1,269.24
5.71%................................  $1,268.08  $1,268.08  $1,268.07  $1,268.05  $1,268.04  $1,268.34  $1,268.32  $1,268.30
5.72%................................  $1,267.45  $1,267.44  $1,267.44  $1,267.42  $1,267.41  $1,267.40  $1,267.38  $1,267.36
5.73%................................  $1,266.50  $1,266.50  $1,266.49  $1,266.48  $1,266.47  $1,266.46  $1,266.44  $1,266.42
5.74%................................  $1,265.55  $1,265.55  $1,265.54  $1,265.54  $1,265.53  $1,265.51  $1,265.50  $1,265.49
5.75%................................  $1,264.60  $1,264.60  $1,264.60  $1,264.59  $1,264.58  $1,264.57  $1,264.56  $1,264.55
5.76%................................  $1,263.66  $1,263.65  $1,263.65  $1,263.65  $1,263.64  $1,263.63  $1,263.62  $1,263.61
5.77%................................  $1,262.71  $1,262.71  $1,262.71  $1,262.70  $1,262.70  $1,263.00  $1,262.99  $1,262.98
5.78%................................  $1,262.07  $1,262.08  $1,262.07  $1,262.07  $1,262.07  $1,262.06  $1,262.05  $1,262.04
5.79%................................  $1,261.13  $1,261.13  $1,261.13  $1,261.13  $1,261.12  $1,261.12  $1,261.11  $1,261.10
5.80%................................  $1,260.18  $1,260.18  $1,260.18  $1,260.18  $1,260.18  $1,260.18  $1,260.17  $1,260.16
5.81%................................  $1,259.23  $1,259.23  $1,259.24  $1,259.24  $1,259.24  $1,259.24  $1,259.23  $1,259.23
5.82%................................  $1,258.28  $1,258.29  $1,258.29  $1,258.29  $1,258.29  $1,258.29  $1,258.29  $1,258.29
5.83%................................  $1,257.65  $1,257.65  $1,257.66  $1,257.66  $1,257.67  $1,257.67  $1,257.66  $1,257.66
5.84%................................  $1,256.70  $1,256.71  $1,256.71  $1,256.72  $1,256.72  $1,256.72  $1,256.72  $1,256.72
5.85%................................  $1,255.75  $1,255.76  $1,255.77  $1,255.77  $1,255.78  $1,255.78  $1,255.78  $1,255.78
5.86%................................  $1,254.80  $1,254.81  $1,254.82  $1,254.83  $1,254.84  $1,254.84  $1,254.84  $1,254.84
5.87%................................  $1,253.85  $1,253.86  $1,253.88  $1,253.89  $1,253.89  $1,253.90  $1,253.90  $1,253.90
5.88%................................  $1,253.22  $1,253.23  $1,253.24  $1,253.26  $1,253.26  $1,252.96  $1,252.96  $1,252.97
5.89%................................  $1,252.27  $1,252.29  $1,252.30  $1,252.31  $1,252.32  $1,252.33  $1,252.34  $1,252.34
5.90%................................  $1,251.32  $1,251.34  $1,251.35  $1,251.37  $1,251.38  $1,251.39  $1,251.40  $1,251.40
5.91%................................  $1,250.37  $1,250.39  $1,250.41  $1,250.42  $1,250.43  $1,250.45  $1,250.45  $1,250.46
5.92%................................  $1,249.74  $1,249.44  $1,249.46  $1,249.48  $1,249.49  $1,249.50  $1,249.51  $1,249.52
5.93%................................  $1,248.79  $1,248.81  $1,248.83  $1,248.85  $1,248.86  $1,248.56  $1,248.57  $1,248.58
5.94%................................  $1,247.84  $1,247.86  $1,247.88  $1,247.90  $1,247.92  $1,247.93  $1,247.95  $1,247.96
5.95%................................  $1,246.89  $1,246.92  $1,246.94  $1,246.96  $1,246.98  $1,246.99  $1,247.01  $1,247.02
5.96%................................  $1,245.94  $1,245.97  $1,245.99  $1,246.01  $1,246.03  $1,246.05  $1,246.07  $1,246.08
5.97%................................  $1,245.31  $1,245.34  $1,245.36  $1,245.07  $1,245.09  $1,245.11  $1,245.13  $1,245.14
5.98%................................  $1,244.36  $1,244.39  $1,244.42  $1,244.44  $1,244.46  $1,244.48  $1,244.19  $1,244.20
5.99%................................  $1,243.41  $1,243.44  $1,243.47  $1,243.49  $1,243.52  $1,243.54  $1,243.56  $1,243.58
6.00%................................  $1,242.46  $1,242.49  $1,242.52  $1,242.55  $1,242.57  $1,242.60  $1,242.62  $1,242.64


10 YEAR BENCHMARK TREASURY YIELD         6.46%      6.47%      6.48%      6.49%      6.50%
-------------------------------------  ---------  ---------  ---------  ---------  ---------
5.20%................................  $1,314.84  $1,315.06  $1,314.97  $1,314.87  $1,315.08
5.21%................................  $1,313.91  $1,314.13  $1,314.03  $1,313.94  $1,314.15
5.22%................................  $1,312.97  $1,313.19  $1,313.10  $1,313.00  $1,313.22
5.23%................................  $1,312.03  $1,312.26  $1,312.16  $1,312.07  $1,312.29
5.24%................................  $1,311.09  $1,311.32  $1,311.23  $1,311.14  $1,311.36
5.25%................................  $1,310.16  $1,310.38  $1,310.29  $1,310.20  $1,310.42
5.26%................................  $1,309.22  $1,309.45  $1,309.36  $1,309.27  $1,309.49
5.27%................................  $1,308.28  $1,308.51  $1,308.43  $1,308.34  $1,308.56
5.28%................................  $1,307.34  $1,307.57  $1,307.49  $1,307.40  $1,307.63
5.29%................................  $1,306.41  $1,306.64  $1,306.56  $1,306.47  $1,306.70
5.30%................................  $1,305.78  $1,305.70  $1,305.62  $1,305.54  $1,305.76
5.31%................................  $1,304.84  $1,304.77  $1,304.69  $1,304.60  $1,304.83
5.32%................................  $1,303.91  $1,303.83  $1,303.75  $1,303.67  $1,303.90
5.33%................................  $1,302.97  $1,302.89  $1,302.82  $1,302.74  $1,302.97
5.34%................................  $1,302.03  $1,301.96  $1,301.88  $1,301.80  $1,302.04
5.35%................................  $1,301.09  $1,301.02  $1,300.95  $1,300.87  $1,301.10
5.36%................................  $1,300.16  $1,300.09  $1,300.01  $1,299.94  $1,300.17
5.37%................................  $1,299.22  $1,299.15  $1,299.08  $1,299.01  $1,299.24
5.38%................................  $1,298.28  $1,298.21  $1,298.14  $1,298.07  $1,298.31
5.39%................................  $1,297.34  $1,297.28  $1,297.21  $1,297.14  $1,297.38
5.40%................................  $1,296.41  $1,296.34  $1,296.27  $1,296.21  $1,296.44
5.41%................................  $1,295.47  $1,295.41  $1,295.34  $1,295.58  $1,295.51
5.42%................................  $1,294.53  $1,294.47  $1,294.40  $1,294.65  $1,294.58
5.43%................................  $1,293.59  $1,293.53  $1,293.47  $1,293.72  $1,293.65
5.44%................................  $1,292.66  $1,292.60  $1,292.54  $1,292.78  $1,292.72
5.45%................................  $1,291.72  $1,291.66  $1,291.91  $1,291.85  $1,291.79
5.46%................................  $1,290.78  $1,290.72  $1,290.98  $1,290.92  $1,290.85
5.47%................................  $1,289.84  $1,289.79  $1,290.04  $1,289.98  $1,289.92
5.48%................................  $1,288.91  $1,289.16  $1,289.11  $1,289.05  $1,288.99
5.49%................................  $1,287.97  $1,288.23  $1,288.17  $1,288.12  $1,288.06
5.50%................................  $1,287.03  $1,287.29  $1,287.24  $1,287.18  $1,287.13
5.51%................................  $1,286.41  $1,286.36  $1,286.30  $1,286.25  $1,286.19
5.52%................................  $1,285.47  $1,285.42  $1,285.37  $1,285.32  $1,285.26
5.53%................................  $1,284.53  $1,284.48  $1,284.43  $1,284.38  $1,284.33
5.54%................................  $1,283.59  $1,283.55  $1,283.50  $1,283.45  $1,283.40
5.55%................................  $1,282.66  $1,282.61  $1,282.56  $1,282.52  $1,282.78
5.56%................................  $1,281.72  $1,281.68  $1,281.63  $1,281.58  $1,281.84
5.57%................................  $1,280.78  $1,280.74  $1,280.70  $1,280.96  $1,280.91
5.58%................................  $1,279.84  $1,279.80  $1,279.76  $1,280.03  $1,279.98
5.59%................................  $1,278.91  $1,278.87  $1,279.14  $1,279.09  $1,279.05
5.60%................................  $1,277.97  $1,278.24  $1,278.20  $1,278.16  $1,278.12
5.61%................................  $1,277.34  $1,277.31  $1,277.27  $1,277.23  $1,277.19
5.62%................................  $1,276.41  $1,276.37  $1,276.33  $1,276.29  $1,276.25
5.63%................................  $1,275.47  $1,275.43  $1,275.40  $1,275.36  $1,275.32
5.64%................................  $1,274.53  $1,274.50  $1,274.46  $1,274.43  $1,274.39
5.65%................................  $1,273.59  $1,273.56  $1,273.53  $1,273.49  $1,273.46
5.66%................................  $1,272.66  $1,272.63  $1,272.59  $1,272.56  $1,272.84
5.67%................................  $1,271.72  $1,271.69  $1,271.66  $1,271.94  $1,271.90
5.68%................................  $1,270.78  $1,270.75  $1,271.04  $1,271.01  $1,270.97
5.69%................................  $1,269.84  $1,270.13  $1,270.10  $1,270.07  $1,270.04
5.70%................................  $1,269.22  $1,269.19  $1,269.17  $1,269.14  $1,269.11
5.71%................................  $1,268.28  $1,268.26  $1,268.23  $1,268.21  $1,268.18
5.72%................................  $1,267.34  $1,267.32  $1,267.30  $1,267.27  $1,267.24
5.73%................................  $1,266.41  $1,266.38  $1,266.36  $1,266.34  $1,266.31
5.74%................................  $1,265.47  $1,265.45  $1,265.43  $1,265.41  $1,265.38
5.75%................................  $1,264.53  $1,264.51  $1,264.49  $1,264.47  $1,264.76
5.76%................................  $1,263.59  $1,263.89  $1,263.87  $1,263.85  $1,263.83
5.77%................................  $1,262.97  $1,262.95  $1,262.94  $1,262.92  $1,262.90
5.78%................................  $1,262.03  $1,262.02  $1,262.00  $1,261.98  $1,261.96
5.79%................................  $1,261.09  $1,261.08  $1,261.07  $1,261.05  $1,261.03
5.80%................................  $1,260.16  $1,260.14  $1,260.13  $1,260.12  $1,260.10
5.81%................................  $1,259.22  $1,259.21  $1,259.20  $1,259.18  $1,259.17
5.82%................................  $1,258.28  $1,258.27  $1,258.26  $1,258.56  $1,258.55
5.83%................................  $1,257.66  $1,257.65  $1,257.64  $1,257.63  $1,257.61
5.84%................................  $1,256.72  $1,256.71  $1,256.70  $1,256.69  $1,256.68
5.85%................................  $1,255.78  $1,255.78  $1,255.77  $1,255.76  $1,255.75
5.86%................................  $1,254.84  $1,254.84  $1,254.83  $1,254.83  $1,254.82
5.87%................................  $1,253.90  $1,253.90  $1,253.90  $1,253.89  $1,253.89
5.88%................................  $1,252.97  $1,252.97  $1,252.96  $1,252.96  $1,252.96
5.89%................................  $1,252.34  $1,252.34  $1,252.34  $1,252.34  $1,252.33
5.90%................................  $1,251.40  $1,251.41  $1,251.41  $1,251.41  $1,251.40
5.91%................................  $1,250.47  $1,250.47  $1,250.47  $1,250.47  $1,250.47
5.92%................................  $1,249.53  $1,249.53  $1,249.54  $1,249.54  $1,249.54
5.93%................................  $1,248.59  $1,248.60  $1,248.60  $1,248.61  $1,248.61
5.94%................................  $1,247.97  $1,247.97  $1,247.98  $1,247.98  $1,247.98
5.95%................................  $1,247.03  $1,247.04  $1,247.05  $1,247.05  $1,247.05
5.96%................................  $1,246.09  $1,246.10  $1,246.11  $1,246.12  $1,246.12
5.97%................................  $1,245.15  $1,245.17  $1,245.18  $1,245.18  $1,245.19
5.98%................................  $1,244.22  $1,244.23  $1,244.24  $1,244.25  $1,244.26
5.99%................................  $1,243.59  $1,243.61  $1,243.62  $1,243.32  $1,243.33
6.00%................................  $1,242.65  $1,242.67  $1,242.68  $1,242.69  $1,242.70

                                     F-3-9

                                   TABLE F-4

        MATRIX OF TREASURY ADJUSTED SPREAD DIFFERENTIALS IN BASIS POINTS

                                                                 30 YEAR BENCHMARK TREASURY YIELD
                                     -----------------------------------------------------------------------------------------
10 YEAR BENCHMARK TREASURY YIELD        5.50%        5.51%        5.52%        5.53%        5.54%        5.55%        5.56%
-----------------------------------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
5.20%..............................          23           23           23           23           23           23           23
5.21%..............................          24           23           23           23           23           23           23
5.22%..............................          23           24           23           23           23           24           23
5.23%..............................          23           23           23           23           23           23           24
5.24%..............................          23           23           23           23           24           23           23
5.25%..............................          23           23           24           23           23           24           23
5.26%..............................          24           23           23           24           23           23           23
5.27%..............................          23           24           23           23           24           24           23
5.28%..............................          23           23           24           23           23           23           24
5.29%..............................          24           24           23           24           24           23           23
5.30%..............................          23           24           24           23           23           24           23
5.31%..............................          24           23           24           24           23           23           24
5.32%..............................          24           24           23           23           24           24           23
5.33%..............................          24           23           24           24           23           24           24
5.34%..............................          24           24           23           24           24           23           24
5.35%..............................          23           24           24           23           24           24           23
5.36%..............................          24           23           24           24           24           24           24
5.37%..............................          24           24           24           24           24           24           24
5.38%..............................          24           24           24           24           24           24           24
5.39%..............................          24           24           23           24           24           23           24
5.40%..............................          24           24           24           24           24           24           24
5.41%..............................          24           24           24           24           24           24           24
5.42%..............................          24           24           24           24           24           24           24
5.43%..............................          24           24           24           24           24           24           24
5.44%..............................          24           24           24           24           24           24           24
5.45%..............................          24           24           24           24           24           24           24
5.46%..............................          24           24           24           24           24           24           24
5.47%..............................          24           24           24           24           24           24           24
5.48%..............................          24           24           24           24           24           24           24
5.49%..............................          24           24           24           24           24           24           24
5.50%..............................          24           24           24           24           24           24           24
5.51%..............................          24           24           24           24           24           24           24
5.52%..............................          24           24           24           24           24           24           24
5.53%..............................          24           24           24           24           24           24           24
5.54%..............................          24           24           24           24           24           24           24
5.55%..............................          24           24           24           24           24           24           24
5.56%..............................          24           24           24           24           24           24           24
5.57%..............................          24           24           24           24           24           24           24
5.58%..............................          24           24           24           24           24           24           24
5.59%..............................          24           24           24           24           24           24           24
5.60%..............................          24           24           24           24           24           24           24
5.61%..............................          24           24           24           24           24           24           24
5.62%..............................          24           24           24           24           24           24           24
5.63%..............................          24           24           24           24           24           24           24
5.64%..............................          24           24           24           24           24           24           24
5.65%..............................          24           24           24           24           24           24           24
5.66%..............................          24           24           24           24           24           24           24
5.67%..............................          24           24           24           24           24           24           24
5.68%..............................          24           24           24           24           24           24           24
5.69%..............................          24           24           24           24           24           24           24
5.70%..............................          24           24           24           24           24           24           24
5.71%..............................          24           24           24           24           24           24           24
5.72%..............................          24           24           24           24           24           24           24
5.73%..............................          24           24           24           24           24           24           24
5.74%..............................          24           24           24           24           24           24           24
5.75%..............................          24           24           24           24           24           24           24
5.76%..............................          24           24           24           24           24           24           24
5.77%..............................          24           24           24           24           24           24           24
5.78%..............................          24           24           24           24           24           24           24
5.79%..............................          24           24           24           24           24           24           24
5.80%..............................          24           24           24           24           24           24           24
5.81%..............................          24           24           24           24           24           24           24
5.82%..............................          24           24           24           24           24           24           24
5.83%..............................          24           24           24           24           24           24           24
5.84%..............................          24           24           24           24           24           24           24
5.85%..............................          24           24           24           24           24           24           24
5.86%..............................          24           24           24           24           24           24           24
5.87%..............................          24           24           24           24           24           24           24
5.88%..............................          24           24           24           24           24           24           24
5.89%..............................          24           24           24           24           24           24           24
5.90%..............................          24           24           24           24           24           24           24
5.91%..............................          24           24           24           24           24           24           24
5.92%..............................          24           24           24           24           24           24           24
5.93%..............................          24           24           24           24           24           24           24
5.94%..............................          24           24           24           24           24           24           24
5.95%..............................          24           24           24           24           24           24           24
5.96%..............................          24           24           24           24           24           24           24
5.97%..............................          24           24           24           24           24           24           24
5.98%..............................          24           24           24           24           24           24           24
5.99%..............................          24           25           24           24           24           24           24
6.00%..............................          24           24           25           24           24           24           24


10 YEAR BENCHMARK TREASURY YIELD        5.57%        5.58%        5.59%        5.60%        5.61%        5.62%        5.63%
-----------------------------------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
5.20%..............................          23           23           23           23           23           23           23
5.21%..............................          23           23           23           23           23           24           23
5.22%..............................          23           23           24           23           23           23           23
5.23%..............................          23           23           23           23           23           23           23
5.24%..............................          23           24           23           23           23           24           23
5.25%..............................          23           23           24           23           23           23           24
5.26%..............................          24           23           23           23           24           23           23
5.27%..............................          23           24           23           23           23           24           23
5.28%..............................          23           23           24           24           23           23           24
5.29%..............................          24           24           23           23           24           23           23
5.30%..............................          23           24           24           23           23           24           24
5.31%..............................          24           23           24           24           23           23           24
5.32%..............................          24           24           23           23           24           24           23
5.33%..............................          23           24           24           24           23           24           24
5.34%..............................          24           23           24           24           24           23           24
5.35%..............................          24           24           24           23           24           24           23
5.36%..............................          24           24           24           24           23           24           24
5.37%..............................          24           24           23           24           24           24           24
5.38%..............................          23           24           24           24           24           24           24
5.39%..............................          24           24           24           24           24           24           24
5.40%..............................          24           24           24           24           24           24           24
5.41%..............................          24           24           24           24           24           24           24
5.42%..............................          24           24           24           24           24           24           24
5.43%..............................          24           24           24           24           24           24           24
5.44%..............................          24           24           24           24           24           24           24
5.45%..............................          24           24           24           24           24           24           24
5.46%..............................          24           24           24           24           24           24           24
5.47%..............................          24           24           24           24           24           24           24
5.48%..............................          24           24           24           24           24           24           24
5.49%..............................          24           24           24           24           24           24           24
5.50%..............................          24           24           24           24           24           24           24
5.51%..............................          24           24           24           24           24           24           24
5.52%..............................          24           24           24           24           24           24           24
5.53%..............................          24           24           24           24           24           24           24
5.54%..............................          24           24           24           24           24           24           24
5.55%..............................          24           24           24           24           24           24           24
5.56%..............................          24           24           24           24           24           24           24
5.57%..............................          24           24           24           24           24           24           24
5.58%..............................          24           24           24           24           24           24           24
5.59%..............................          24           24           24           24           24           24           24
5.60%..............................          24           24           24           24           24           24           24
5.61%..............................          24           24           24           24           24           24           24
5.62%..............................          24           24           24           24           24           24           24
5.63%..............................          24           24           24           24           24           24           24
5.64%..............................          24           24           24           24           24           24           24
5.65%..............................          24           24           24           24           24           24           24
5.66%..............................          24           24           24           24           24           24           24
5.67%..............................          24           24           24           24           24           24           24
5.68%..............................          24           24           24           24           24           24           24
5.69%..............................          24           24           24           24           24           24           24
5.70%..............................          24           24           24           24           24           24           24
5.71%..............................          24           24           24           24           24           24           24
5.72%..............................          24           24           24           24           24           24           24
5.73%..............................          24           24           24           24           24           24           24
5.74%..............................          24           24           24           24           24           24           24
5.75%..............................          24           24           24           24           24           24           24
5.76%..............................          24           24           24           24           24           24           24
5.77%..............................          24           24           24           24           24           24           24
5.78%..............................          24           24           24           24           24           24           24
5.79%..............................          24           24           24           24           24           24           24
5.80%..............................          24           24           24           24           24           24           24
5.81%..............................          24           24           24           24           24           24           24
5.82%..............................          24           24           24           24           24           24           24
5.83%..............................          24           24           24           24           24           24           24
5.84%..............................          24           24           24           24           24           24           24
5.85%..............................          24           24           24           24           24           24           24
5.86%..............................          24           24           24           24           24           24           24
5.87%..............................          24           24           24           24           24           24           24
5.88%..............................          24           24           24           24           24           24           24
5.89%..............................          24           24           24           24           24           24           24
5.90%..............................          24           24           24           24           24           24           24
5.91%..............................          24           24           24           24           24           24           24
5.92%..............................          24           24           24           24           24           24           24
5.93%..............................          24           24           24           24           24           24           24
5.94%..............................          24           24           24           24           24           24           24
5.95%..............................          24           24           24           24           24           24           24
5.96%..............................          24           24           24           24           24           24           24
5.97%..............................          24           24           24           24           24           24           24
5.98%..............................          24           24           24           24           24           24           24
5.99%..............................          24           24           24           24           24           24           24
6.00%..............................          24           24           24           24           24           24           25


10 YEAR BENCHMARK TREASURY YIELD        5.64%        5.65%        5.66%
-----------------------------------  -----------  -----------  -----------
5.20%..............................          23           23           23
5.21%..............................          23           23           23
5.22%..............................          23           23           23
5.23%..............................          23           24           23
5.24%..............................          23           23           23
5.25%..............................          24           23           23
5.26%..............................          23           24           23
5.27%..............................          23           23           24
5.28%..............................          24           23           23
5.29%..............................          23           24           24
5.30%..............................          23           23           24
5.31%..............................          24           24           23
5.32%..............................          24           24           24
5.33%..............................          23           23           24
5.34%..............................          24           24           23
5.35%..............................          24           24           24
5.36%..............................          24           23           24
5.37%..............................          24           24           23
5.38%..............................          23           24           24
5.39%..............................          24           24           24
5.40%..............................          24           24           24
5.41%..............................          24           24           24
5.42%..............................          24           24           24
5.43%..............................          24           24           24
5.44%..............................          24           24           24
5.45%..............................          24           24           24
5.46%..............................          24           24           24
5.47%..............................          24           24           24
5.48%..............................          24           24           24
5.49%..............................          24           24           24
5.50%..............................          24           24           24
5.51%..............................          24           24           24
5.52%..............................          24           24           24
5.53%..............................          24           24           24
5.54%..............................          24           24           24
5.55%..............................          24           24           24
5.56%..............................          24           24           24
5.57%..............................          24           24           24
5.58%..............................          24           24           24
5.59%..............................          24           24           24
5.60%..............................          24           24           24
5.61%..............................          24           24           24
5.62%..............................          24           24           24
5.63%..............................          24           24           24
5.64%..............................          24           24           24
5.65%..............................          24           24           24
5.66%..............................          24           24           24
5.67%..............................          24           24           24
5.68%..............................          24           24           24
5.69%..............................          24           24           24
5.70%..............................          24           24           24
5.71%..............................          24           24           24
5.72%..............................          24           24           24
5.73%..............................          24           24           24
5.74%..............................          24           24           24
5.75%..............................          24           24           24
5.76%..............................          24           24           24
5.77%..............................          24           24           24
5.78%..............................          24           24           24
5.79%..............................          24           24           24
5.80%..............................          24           24           24
5.81%..............................          24           24           24
5.82%..............................          24           24           24
5.83%..............................          24           24           24
5.84%..............................          24           24           24
5.85%..............................          24           24           24
5.86%..............................          24           24           24
5.87%..............................          24           24           24
5.88%..............................          24           24           24
5.89%..............................          24           24           24
5.90%..............................          24           24           24
5.91%..............................          24           24           24
5.92%..............................          24           24           24
5.93%..............................          24           24           24
5.94%..............................          24           24           24
5.95%..............................          24           24           24
5.96%..............................          24           24           24
5.97%..............................          24           24           24
5.98%..............................          24           24           24
5.99%..............................          25           24           25
6.00%..............................          24           25           24

                                     F-4-1

                                   TABLE F-4

        MATRIX OF TREASURY ADJUSTED SPREAD DIFFERENTIALS IN BASIS POINTS

                                                                 30 YEAR BENCHMARK TREASURY YIELD
                                     -----------------------------------------------------------------------------------------
10 YEAR BENCHMARK TREASURY YIELD        5.67%        5.68%        5.69%        5.70%        5.71%        5.72%        5.73%
-----------------------------------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
5.20%..............................          23           23           23           23           23           23           23
5.21%..............................          24           23           23           23           23           23           24
5.22%..............................          23           23           24           23           23           23           23
5.23%..............................          23           23           23           24           24           23           23
5.24%..............................          24           23           23           23           23           24           24
5.25%..............................          23           24           24           23           23           23           23
5.26%..............................          23           23           23           24           24           23           23
5.27%..............................          24           23           23           23           24           24           23
5.28%..............................          23           24           24           23           23           23           24
5.29%..............................          23           23           24           24           24           23           23
5.30%..............................          24           23           23           23           24           24           23
5.31%..............................          24           24           24           23           23           24           24
5.32%..............................          23           23           24           24           24           23           23
5.33%..............................          24           24           23           24           24           24           23
5.34%..............................          24           24           24           23           23           24           24
5.35%..............................          23           23           24           24           24           23           24
5.36%..............................          24           24           23           24           24           24           23
5.37%..............................          24           24           24           24           24           24           24
5.38%..............................          24           24           24           24           24           23           24
5.39%..............................          24           24           23           24           24           24           24
5.40%..............................          24           24           24           24           24           24           24
5.41%..............................          24           24           24           24           24           24           24
5.42%..............................          24           24           24           24           24           24           24
5.43%..............................          24           24           24           24           24           24           24
5.44%..............................          24           24           24           24           24           24           24
5.45%..............................          24           24           24           24           24           24           24
5.46%..............................          24           24           24           24           24           24           24
5.47%..............................          24           24           24           24           24           24           24
5.48%..............................          24           24           24           24           24           24           24
5.49%..............................          24           24           24           24           24           24           24
5.50%..............................          24           24           24           24           24           24           24
5.51%..............................          24           24           24           24           24           24           24
5.52%..............................          24           24           24           24           24           24           24
5.53%..............................          24           24           24           24           24           24           24
5.54%..............................          24           24           24           24           24           24           24
5.55%..............................          24           24           24           24           24           24           24
5.56%..............................          24           24           24           24           24           24           24
5.57%..............................          24           24           24           24           24           24           24
5.58%..............................          24           24           24           24           24           24           24
5.59%..............................          24           24           24           24           24           24           24
5.60%..............................          24           24           24           24           24           24           24
5.61%..............................          24           24           24           24           24           24           24
5.62%..............................          24           24           24           24           24           24           24
5.63%..............................          24           24           24           24           24           24           24
5.64%..............................          24           24           24           24           24           24           24
5.65%..............................          24           24           24           24           24           24           24
5.66%..............................          24           24           24           24           24           24           24
5.67%..............................          24           24           24           24           24           24           24
5.68%..............................          24           24           24           24           24           24           24
5.69%..............................          24           24           24           24           24           24           24
5.70%..............................          24           24           24           24           24           24           24
5.71%..............................          24           24           24           24           24           24           24
5.72%..............................          24           24           24           24           24           24           24
5.73%..............................          24           24           24           24           24           24           24
5.74%..............................          24           24           24           24           24           24           24
5.75%..............................          24           24           24           24           24           24           24
5.76%..............................          24           24           24           24           24           24           24
5.77%..............................          24           24           24           24           24           24           24
5.78%..............................          24           24           24           24           24           24           24
5.79%..............................          24           24           24           24           24           24           24
5.80%..............................          24           24           24           24           24           24           24
5.81%..............................          24           24           24           24           24           24           24
5.82%..............................          24           24           24           24           24           24           24
5.83%..............................          24           24           24           24           24           24           24
5.84%..............................          24           24           24           24           24           24           24
5.85%..............................          24           24           24           24           24           24           24
5.86%..............................          24           24           24           24           24           24           24
5.87%..............................          24           24           24           24           24           24           24
5.88%..............................          24           24           24           24           24           24           24
5.89%..............................          24           24           24           24           24           24           24
5.90%..............................          24           24           24           24           24           24           24
5.91%..............................          24           24           24           24           24           24           24
5.92%..............................          24           24           24           24           24           24           24
5.93%..............................          24           24           24           24           24           24           24
5.94%..............................          24           24           24           24           24           24           24
5.95%..............................          24           24           24           24           24           24           24
5.96%..............................          24           24           24           24           24           24           24
5.97%..............................          24           24           24           24           24           24           24
5.98%..............................          24           24           24           24           24           24           24
5.99%..............................          24           24           24           24           24           24           24
6.00%..............................          25           24           24           24           24           24           24


10 YEAR BENCHMARK TREASURY YIELD        5.74%        5.75%        5.76%        5.77%        5.78%        5.79%        5.80%
-----------------------------------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
5.20%..............................          23           23           23           23           23           23           23
5.21%..............................          23           23           23           23           23           23           23
5.22%..............................          23           24           23           23           23           23           23
5.23%..............................          23           23           23           24           23           23           23
5.24%..............................          23           23           23           23           23           24           24
5.25%..............................          24           24           23           23           23           23           23
5.26%..............................          23           24           24           24           23           23           23
5.27%..............................          23           23           23           24           24           24           23
5.28%..............................          24           23           23           23           23           24           24
5.29%..............................          24           24           24           23           23           23           23
5.30%..............................          23           23           24           24           24           23           23
5.31%..............................          24           23           23           23           24           24           24
5.32%..............................          24           24           24           23           23           24           24
5.33%..............................          23           24           24           24           24           23           23
5.34%..............................          24           23           23           24           24           24           24
5.35%..............................          24           24           24           23           24           24           24
5.36%..............................          24           24           24           24           24           23           24
5.37%..............................          24           23           24           24           24           24           23
5.38%..............................          24           24           24           24           24           24           24
5.39%..............................          24           24           24           24           24           24           24
5.40%..............................          24           24           24           24           24           24           24
5.41%..............................          24           24           24           24           24           24           24
5.42%..............................          24           24           24           24           24           24           24
5.43%..............................          24           24           24           24           24           24           24
5.44%..............................          24           24           24           24           24           24           24
5.45%..............................          24           24           24           24           24           24           24
5.46%..............................          24           24           24           24           24           24           24
5.47%..............................          24           24           24           24           24           24           24
5.48%..............................          24           24           24           24           24           24           24
5.49%..............................          24           24           24           24           24           24           24
5.50%..............................          24           24           24           24           24           24           24
5.51%..............................          24           24           24           24           24           24           24
5.52%..............................          24           24           24           24           24           24           24
5.53%..............................          24           24           24           24           24           24           24
5.54%..............................          24           24           24           24           24           24           24
5.55%..............................          24           24           24           24           24           24           24
5.56%..............................          24           24           24           24           24           24           24
5.57%..............................          24           24           24           24           24           24           24
5.58%..............................          24           24           24           24           24           24           24
5.59%..............................          24           24           24           24           24           24           24
5.60%..............................          24           24           24           24           24           24           24
5.61%..............................          24           24           24           24           24           24           24
5.62%..............................          24           24           24           24           24           24           24
5.63%..............................          24           24           24           24           24           24           24
5.64%..............................          24           24           24           24           24           24           24
5.65%..............................          24           24           24           24           24           24           24
5.66%..............................          24           24           24           24           24           24           24
5.67%..............................          24           24           24           24           24           24           24
5.68%..............................          24           24           24           24           24           24           24
5.69%..............................          24           24           24           24           24           24           24
5.70%..............................          24           24           24           24           24           24           24
5.71%..............................          24           24           24           24           24           24           24
5.72%..............................          24           24           24           24           24           24           24
5.73%..............................          24           24           24           24           24           24           24
5.74%..............................          24           24           24           24           24           24           24
5.75%..............................          24           24           24           24           24           24           24
5.76%..............................          24           24           24           24           24           24           24
5.77%..............................          24           24           24           24           24           24           24
5.78%..............................          24           24           24           24           24           24           24
5.79%..............................          24           24           24           24           24           24           24
5.80%..............................          24           24           24           24           24           24           24
5.81%..............................          24           24           24           24           24           24           24
5.82%..............................          24           24           24           24           24           24           24
5.83%..............................          24           24           24           24           24           24           24
5.84%..............................          24           24           24           24           24           24           24
5.85%..............................          24           24           24           24           24           24           24
5.86%..............................          24           24           24           24           24           24           24
5.87%..............................          24           24           24           24           24           24           24
5.88%..............................          24           24           24           24           24           24           24
5.89%..............................          24           24           24           24           24           24           24
5.90%..............................          24           24           24           24           24           24           24
5.91%..............................          24           24           24           24           24           24           24
5.92%..............................          24           24           24           24           24           24           24
5.93%..............................          24           24           24           24           24           24           24
5.94%..............................          24           24           24           24           24           24           24
5.95%..............................          24           24           24           24           24           24           24
5.96%..............................          24           24           24           24           24           24           24
5.97%..............................          24           24           24           24           24           24           24
5.98%..............................          24           24           24           24           24           24           24
5.99%..............................          24           24           24           25           24           24           24
6.00%..............................          24           24           24           24           25           24           24


10 YEAR BENCHMARK TREASURY YIELD        5.81%        5.82%        5.83%
-----------------------------------  -----------  -----------  -----------
5.20%..............................          23           23           23
5.21%..............................          24           23           23
5.22%..............................          23           23           24
5.23%..............................          23           23           23
5.24%..............................          23           23           23
5.25%..............................          24           24           23
5.26%..............................          23           23           24
5.27%..............................          23           23           23
5.28%..............................          24           23           23
5.29%..............................          24           24           24
5.30%..............................          23           24           24
5.31%..............................          23           23           23
5.32%..............................          24           24           23
5.33%..............................          24           24           24
5.34%..............................          23           24           24
5.35%..............................          24           24           23
5.36%..............................          24           24           24
5.37%..............................          24           24           24
5.38%..............................          24           23           24
5.39%..............................          24           24           24
5.40%..............................          24           24           24
5.41%..............................          24           24           24
5.42%..............................          24           24           24
5.43%..............................          24           24           24
5.44%..............................          24           24           24
5.45%..............................          24           24           24
5.46%..............................          24           24           24
5.47%..............................          24           24           24
5.48%..............................          24           24           24
5.49%..............................          24           24           24
5.50%..............................          24           24           24
5.51%..............................          24           24           24
5.52%..............................          24           24           24
5.53%..............................          24           24           24
5.54%..............................          24           24           24
5.55%..............................          24           24           24
5.56%..............................          24           24           24
5.57%..............................          24           24           24
5.58%..............................          24           24           24
5.59%..............................          24           24           24
5.60%..............................          24           24           24
5.61%..............................          24           24           24
5.62%..............................          24           24           24
5.63%..............................          24           24           24
5.64%..............................          24           24           24
5.65%..............................          24           24           24
5.66%..............................          24           24           24
5.67%..............................          24           24           24
5.68%..............................          24           24           24
5.69%..............................          24           24           24
5.70%..............................          24           24           24
5.71%..............................          24           24           24
5.72%..............................          24           24           24
5.73%..............................          24           24           24
5.74%..............................          24           24           24
5.75%..............................          24           24           24
5.76%..............................          24           24           24
5.77%..............................          24           24           24
5.78%..............................          24           24           24
5.79%..............................          24           24           24
5.80%..............................          24           24           24
5.81%..............................          24           24           24
5.82%..............................          24           24           24
5.83%..............................          24           24           24
5.84%..............................          24           24           24
5.85%..............................          24           24           24
5.86%..............................          24           24           24
5.87%..............................          24           24           24
5.88%..............................          24           24           24
5.89%..............................          24           24           24
5.90%..............................          24           24           24
5.91%..............................          24           24           24
5.92%..............................          24           24           24
5.93%..............................          24           24           24
5.94%..............................          24           24           24
5.95%..............................          24           24           24
5.96%..............................          24           24           24
5.97%..............................          24           24           24
5.98%..............................          24           24           25
5.99%..............................          24           24           24
6.00%..............................          24           24           24

                                     F-4-2

                                   TABLE F-4

        MATRIX OF TREASURY ADJUSTED SPREAD DIFFERENTIALS IN BASIS POINTS

                                                                 30 YEAR BENCHMARK TREASURY YIELD
                                     -----------------------------------------------------------------------------------------
10 YEAR BENCHMARK TREASURY YIELD        5.84%        5.85%        5.86%        5.87%        5.88%        5.89%        5.90%
-----------------------------------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
5.20%..............................          23           23           23           23           23           23           23
5.21%..............................          23           23           23           23           23           23           23
5.22%..............................          24           23           23           23           23           23           23
5.23%..............................          23           23           24           24           23           23           23
5.24%..............................          23           23           23           23           24           24           24
5.25%..............................          23           23           23           23           23           23           23
5.26%..............................          24           24           23           23           23           23           23
5.27%..............................          23           24           24           24           23           23           23
5.28%..............................          23           23           23           24           24           24           24
5.29%..............................          23           23           23           23           23           24           24
5.30%..............................          24           24           24           23           23           23           23
5.31%..............................          24           24           24           24           24           23           23
5.32%..............................          23           23           24           24           24           24           24
5.33%..............................          24           23           23           23           24           24           24
5.34%..............................          24           24           24           24           23           23           24
5.35%..............................          24           24           24           24           24           24           23
5.36%..............................          24           23           24           24           24           24           24
5.37%..............................          24           24           24           23           24           24           24
5.38%..............................          24           24           24           24           24           23           24
5.39%..............................          24           24           24           24           24           24           24
5.40%..............................          24           24           24           24           24           24           24
5.41%..............................          24           24           24           24           24           24           24
5.42%..............................          24           24           24           24           24           24           24
5.43%..............................          24           24           24           24           24           24           24
5.44%..............................          24           24           24           24           24           24           24
5.45%..............................          24           24           24           24           24           24           24
5.46%..............................          24           24           24           24           24           24           24
5.47%..............................          24           24           24           24           24           24           24
5.48%..............................          24           24           24           24           24           24           24
5.49%..............................          24           24           24           24           24           24           24
5.50%..............................          24           24           24           24           24           24           24
5.51%..............................          24           24           24           24           24           24           24
5.52%..............................          24           24           24           24           24           24           24
5.53%..............................          24           24           24           24           24           24           24
5.54%..............................          24           24           24           24           24           24           24
5.55%..............................          24           24           24           24           24           24           24
5.56%..............................          24           24           24           24           24           24           24
5.57%..............................          24           24           24           24           24           24           24
5.58%..............................          24           24           24           24           24           24           24
5.59%..............................          24           24           24           24           24           24           24
5.60%..............................          24           24           24           24           24           24           24
5.61%..............................          24           24           24           24           24           24           24
5.62%..............................          24           24           24           24           24           24           24
5.63%..............................          24           24           24           24           24           24           24
5.64%..............................          24           24           24           24           24           24           24
5.65%..............................          24           24           24           24           24           24           24
5.66%..............................          24           24           24           24           24           24           24
5.67%..............................          24           24           24           24           24           24           24
5.68%..............................          24           24           24           24           24           24           24
5.69%..............................          24           24           24           24           24           24           24
5.70%..............................          24           24           24           24           24           24           24
5.71%..............................          24           24           24           24           24           24           24
5.72%..............................          24           24           24           24           24           24           24
5.73%..............................          24           24           24           24           24           24           24
5.74%..............................          24           24           24           24           24           24           24
5.75%..............................          24           24           24           24           24           24           24
5.76%..............................          24           24           24           24           24           24           24
5.77%..............................          24           24           24           24           24           24           24
5.78%..............................          24           24           24           24           24           24           24
5.79%..............................          24           24           24           24           24           24           24
5.80%..............................          24           24           24           24           24           24           24
5.81%..............................          24           24           24           24           24           24           24
5.82%..............................          24           24           24           24           24           24           24
5.83%..............................          24           24           24           24           24           24           24
5.84%..............................          24           24           24           24           24           24           24
5.85%..............................          24           24           24           24           24           24           24
5.86%..............................          24           24           24           24           24           24           24
5.87%..............................          24           24           24           24           24           24           24
5.88%..............................          24           24           24           24           24           24           24
5.89%..............................          24           24           24           24           24           24           24
5.90%..............................          24           24           24           24           24           24           24
5.91%..............................          24           24           24           24           24           24           24
5.92%..............................          24           24           24           24           24           24           24
5.93%..............................          24           24           24           24           24           24           24
5.94%..............................          24           24           24           24           24           24           24
5.95%..............................          24           24           24           24           24           24           24
5.96%..............................          24           24           24           24           24           24           24
5.97%..............................          24           24           24           24           24           24           24
5.98%..............................          24           24           24           24           24           24           24
5.99%..............................          25           24           24           24           24           24           24
6.00%..............................          24           24           24           24           24           24           24


10 YEAR BENCHMARK TREASURY YIELD        5.91%        5.92%        5.93%        5.94%        5.95%        5.96%        5.97%
-----------------------------------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
5.20%..............................          23           24           24           23           23           23           23
5.21%..............................          23           23           23           23           23           23           23
5.22%..............................          23           23           23           23           23           23           23
5.23%..............................          23           23           23           23           23           23           23
5.24%..............................          24           23           23           23           23           23           23
5.25%..............................          24           24           24           24           24           24           23
5.26%..............................          23           23           23           23           24           24           24
5.27%..............................          23           23           23           23           23           23           23
5.28%..............................          24           23           23           23           23           23           23
5.29%..............................          24           24           24           24           24           23           23
5.30%..............................          24           24           24           24           24           24           24
5.31%..............................          23           23           23           24           24           24           24
5.32%..............................          24           23           23           23           23           23           24
5.33%..............................          24           24           24           24           23           23           23
5.34%..............................          24           24           24           24           24           24           24
5.35%..............................          23           24           24           24           24           24           24
5.36%..............................          24           24           23           23           24           24           24
5.37%..............................          24           24           24           24           23           23           24
5.38%..............................          24           24           24           24           24           24           24
5.39%..............................          24           24           24           24           24           24           24
5.40%..............................          24           24           24           24           24           24           24
5.41%..............................          24           24           24           24           24           24           24
5.42%..............................          24           24           24           24           24           24           24
5.43%..............................          24           24           24           24           24           24           24
5.44%..............................          24           24           24           24           24           24           24
5.45%..............................          24           24           24           24           24           24           24
5.46%..............................          24           24           24           24           24           24           24
5.47%..............................          24           24           24           24           24           24           24
5.48%..............................          24           24           24           24           24           24           24
5.49%..............................          24           24           24           24           24           24           24
5.50%..............................          24           24           24           24           24           24           24
5.51%..............................          24           24           24           24           24           24           24
5.52%..............................          24           24           24           24           24           24           24
5.53%..............................          24           24           24           24           24           24           24
5.54%..............................          24           24           24           24           24           24           24
5.55%..............................          24           24           24           24           24           24           24
5.56%..............................          24           24           24           24           24           24           24
5.57%..............................          24           24           24           24           24           24           24
5.58%..............................          24           24           24           24           24           24           24
5.59%..............................          24           24           24           24           24           24           24
5.60%..............................          24           24           24           24           24           24           24
5.61%..............................          24           24           24           24           24           24           24
5.62%..............................          24           24           24           24           24           24           24
5.63%..............................          24           24           24           24           24           24           24
5.64%..............................          24           24           24           24           24           24           24
5.65%..............................          24           24           24           24           24           24           24
5.66%..............................          24           24           24           24           24           24           24
5.67%..............................          24           24           24           24           24           24           24
5.68%..............................          24           24           24           24           24           24           24
5.69%..............................          24           24           24           24           24           24           24
5.70%..............................          24           24           24           24           24           24           24
5.71%..............................          24           24           24           24           24           24           24
5.72%..............................          24           24           24           24           24           24           24
5.73%..............................          24           24           24           24           24           24           24
5.74%..............................          24           24           24           24           24           24           24
5.75%..............................          24           24           24           24           24           24           24
5.76%..............................          24           24           24           24           24           24           24
5.77%..............................          24           24           24           24           24           24           24
5.78%..............................          24           24           24           24           24           24           24
5.79%..............................          24           24           24           24           24           24           24
5.80%..............................          24           24           24           24           24           24           24
5.81%..............................          24           24           24           24           24           24           24
5.82%..............................          24           24           24           24           24           24           24
5.83%..............................          24           24           24           24           24           24           24
5.84%..............................          24           24           24           24           24           24           24
5.85%..............................          24           24           24           24           24           24           24
5.86%..............................          24           24           24           24           24           24           24
5.87%..............................          24           24           24           24           24           24           24
5.88%..............................          24           24           24           24           24           24           24
5.89%..............................          24           24           24           24           24           24           24
5.90%..............................          24           24           24           24           24           24           24
5.91%..............................          24           24           24           24           24           24           24
5.92%..............................          24           24           24           24           24           24           24
5.93%..............................          24           24           24           24           24           24           24
5.94%..............................          24           24           24           24           24           24           24
5.95%..............................          24           24           24           24           24           24           24
5.96%..............................          24           24           24           24           24           24           24
5.97%..............................          24           24           24           24           24           24           24
5.98%..............................          25           24           24           24           24           24           24
5.99%..............................          24           25           24           24           25           24           24
6.00%..............................          24           24           24           24           24           25           24


10 YEAR BENCHMARK TREASURY YIELD        5.98%        5.99%        6.00%
-----------------------------------  -----------  -----------  -----------
5.20%..............................          23           23           23
5.21%..............................          23           23           23
5.22%..............................          23           23           23
5.23%..............................          23           23           23
5.24%..............................          23           23           23
5.25%..............................          23           23           23
5.26%..............................          24           24           24
5.27%..............................          23           24           24
5.28%..............................          23           23           23
5.29%..............................          23           23           23
5.30%..............................          24           24           24
5.31%..............................          24           24           24
5.32%..............................          24           24           24
5.33%..............................          23           23           23
5.34%..............................          24           23           23
5.35%..............................          24           24           24
5.36%..............................          24           24           24
5.37%..............................          24           24           24
5.38%..............................          24           23           24
5.39%..............................          24           24           24
5.40%..............................          24           24           24
5.41%..............................          24           24           24
5.42%..............................          24           24           24
5.43%..............................          24           24           24
5.44%..............................          24           24           24
5.45%..............................          24           24           24
5.46%..............................          24           24           24
5.47%..............................          24           24           24
5.48%..............................          24           24           24
5.49%..............................          24           24           24
5.50%..............................          24           24           24
5.51%..............................          24           24           24
5.52%..............................          24           24           24
5.53%..............................          24           24           24
5.54%..............................          24           24           24
5.55%..............................          24           24           24
5.56%..............................          24           24           24
5.57%..............................          24           24           24
5.58%..............................          24           24           24
5.59%..............................          24           24           24
5.60%..............................          24           24           24
5.61%..............................          24           24           24
5.62%..............................          24           24           24
5.63%..............................          24           24           24
5.64%..............................          24           24           24
5.65%..............................          24           24           24
5.66%..............................          24           24           24
5.67%..............................          24           24           24
5.68%..............................          24           24           24
5.69%..............................          24           24           24
5.70%..............................          24           24           24
5.71%..............................          24           24           24
5.72%..............................          24           24           24
5.73%..............................          24           24           24
5.74%..............................          24           24           24
5.75%..............................          24           24           24
5.76%..............................          24           24           24
5.77%..............................          24           24           24
5.78%..............................          24           24           24
5.79%..............................          24           24           24
5.80%..............................          24           24           24
5.81%..............................          24           24           24
5.82%..............................          24           24           24
5.83%..............................          24           24           24
5.84%..............................          24           24           24
5.85%..............................          24           24           24
5.86%..............................          24           24           24
5.87%..............................          24           24           24
5.88%..............................          24           24           24
5.89%..............................          24           24           24
5.90%..............................          24           24           24
5.91%..............................          24           24           24
5.92%..............................          24           24           24
5.93%..............................          24           24           24
5.94%..............................          24           24           24
5.95%..............................          24           24           24
5.96%..............................          24           24           24
5.97%..............................          24           24           24
5.98%..............................          24           24           25
5.99%..............................          25           24           24
6.00%..............................          24           25           24

                                     F-4-3

                                   TABLE F-4

        MATRIX OF TREASURY ADJUSTED SPREAD DIFFERENTIALS IN BASIS POINTS

                                                                 30 YEAR BENCHMARK TREASURY YIELD
                                     -----------------------------------------------------------------------------------------
10 YEAR BENCHMARK TREASURY YIELD        6.01%        6.02%        6.03%        6.04%        6.05%        6.06%        6.07%
-----------------------------------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
5.20%..............................          23           23           24           24           23           23           23
5.21%..............................          23           23           23           23           23           23           23
5.22%..............................          23           23           23           23           23           23           23
5.23%..............................          23           23           23           23           23           23           23
5.24%..............................          23           23           23           23           23           23           23
5.25%..............................          23           23           23           23           23           23           24
5.26%..............................          24           24           24           24           24           24           24
5.27%..............................          24           24           24           24           24           24           24
5.28%..............................          23           23           23           23           23           23           23
5.29%..............................          23           23           23           23           23           23           23
5.30%..............................          23           23           23           23           23           23           23
5.31%..............................          24           24           24           24           24           24           24
5.32%..............................          24           24           24           24           24           24           24
5.33%..............................          24           24           24           24           24           24           24
5.34%..............................          23           23           23           23           23           23           23
5.35%..............................          24           24           24           23           23           23           23
5.36%..............................          24           24           24           24           24           24           24
5.37%..............................          24           24           24           24           24           24           24
5.38%..............................          24           24           24           24           24           24           24
5.39%..............................          24           23           24           24           24           24           24
5.40%..............................          24           24           24           24           24           24           24
5.41%..............................          24           24           24           24           24           24           24
5.42%..............................          24           24           24           24           24           24           24
5.43%..............................          24           24           24           24           24           24           24
5.44%..............................          24           24           24           24           24           24           24
5.45%..............................          24           24           24           24           24           24           24
5.46%..............................          24           24           24           24           24           24           24
5.47%..............................          24           24           24           24           24           24           24
5.48%..............................          24           24           24           24           24           24           24
5.49%..............................          24           24           24           24           24           24           24
5.50%..............................          24           24           24           24           24           24           24
5.51%..............................          24           24           24           24           24           24           24
5.52%..............................          24           24           24           24           24           24           24
5.53%..............................          24           24           24           24           24           24           24
5.54%..............................          24           24           24           24           24           24           24
5.55%..............................          24           24           24           24           24           24           24
5.56%..............................          24           24           24           24           24           24           24
5.57%..............................          24           24           24           24           24           24           24
5.58%..............................          24           24           24           24           24           24           24
5.59%..............................          24           24           24           24           24           24           24
5.60%..............................          24           24           24           24           24           24           24
5.61%..............................          24           24           24           24           24           24           24
5.62%..............................          24           24           24           24           24           24           24
5.63%..............................          24           24           24           24           24           24           24
5.64%..............................          24           24           24           24           24           24           24
5.65%..............................          24           24           24           24           24           24           24
5.66%..............................          24           24           24           24           24           24           24
5.67%..............................          24           24           24           24           24           24           24
5.68%..............................          24           24           24           24           24           24           24
5.69%..............................          24           24           24           24           24           24           24
5.70%..............................          24           24           24           24           24           24           24
5.71%..............................          24           24           24           24           24           24           24
5.72%..............................          24           24           24           24           24           24           24
5.73%..............................          24           24           24           24           24           24           24
5.74%..............................          24           24           24           24           24           24           24
5.75%..............................          24           24           24           24           24           24           24
5.76%..............................          24           24           24           24           24           24           24
5.77%..............................          24           24           24           24           24           24           24
5.78%..............................          24           24           24           24           24           24           24
5.79%..............................          24           24           24           24           24           24           24
5.80%..............................          24           24           24           24           24           24           24
5.81%..............................          24           24           24           24           24           24           24
5.82%..............................          24           24           24           24           24           24           24
5.83%..............................          24           24           24           24           24           24           24
5.84%..............................          24           24           24           24           24           24           24
5.85%..............................          24           24           24           24           24           24           24
5.86%..............................          24           24           24           24           24           24           24
5.87%..............................          24           24           24           24           24           24           24
5.88%..............................          24           24           24           24           24           24           24
5.89%..............................          24           24           24           24           24           24           24
5.90%..............................          24           24           24           24           24           24           24
5.91%..............................          24           24           24           24           24           24           24
5.92%..............................          24           24           24           24           24           24           24
5.93%..............................          24           24           24           24           24           24           24
5.94%..............................          24           24           24           24           24           24           24
5.95%..............................          24           24           24           24           24           24           24
5.96%..............................          24           24           24           24           24           24           24
5.97%..............................          24           24           24           24           24           24           24
5.98%..............................          24           24           24           24           24           24           25
5.99%..............................          24           24           24           24           24           24           24
6.00%..............................          24           24           24           24           24           25           24


10 YEAR BENCHMARK TREASURY YIELD        6.08%        6.09%        6.10%        6.11%        6.12%        6.13%        6.14%
-----------------------------------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
5.20%..............................          23           23           23           23           23           23           23
5.21%..............................          23           23           23           23           23           23           23
5.22%..............................          23           23           23           23           23           23           23
5.23%..............................          23           23           23           23           23           24           24
5.24%..............................          23           23           23           24           24           24           23
5.25%..............................          24           24           24           24           24           23           23
5.26%..............................          24           24           24           23           23           23           23
5.27%..............................          23           23           23           23           23           23           23
5.28%..............................          23           23           23           23           23           23           23
5.29%..............................          23           23           23           23           23           23           24
5.30%..............................          23           23           24           24           24           24           24
5.31%..............................          24           24           24           24           24           24           24
5.32%..............................          24           24           24           24           24           24           24
5.33%..............................          24           24           24           24           24           24           24
5.34%..............................          24           23           23           23           23           23           23
5.35%..............................          23           23           23           23           23           23           23
5.36%..............................          24           24           24           24           24           24           24
5.37%..............................          24           24           24           24           24           24           24
5.38%..............................          24           24           24           24           24           24           24
5.39%..............................          24           24           24           24           24           24           24
5.40%..............................          24           24           24           24           24           24           24
5.41%..............................          24           24           24           24           24           24           24
5.42%..............................          24           24           24           24           24           24           24
5.43%..............................          24           24           24           24           24           24           24
5.44%..............................          24           24           24           24           24           24           24
5.45%..............................          24           24           24           24           24           24           24
5.46%..............................          24           24           24           24           24           24           24
5.47%..............................          24           24           24           24           24           24           24
5.48%..............................          24           24           24           24           24           24           24
5.49%..............................          24           24           24           24           24           24           24
5.50%..............................          24           24           24           24           24           24           24
5.51%..............................          24           24           24           24           24           24           24
5.52%..............................          24           24           24           24           24           24           24
5.53%..............................          24           24           24           24           24           24           24
5.54%..............................          24           24           24           24           24           24           24
5.55%..............................          24           24           24           24           24           24           24
5.56%..............................          24           24           24           24           24           24           24
5.57%..............................          24           24           24           24           24           24           24
5.58%..............................          24           24           24           24           24           24           24
5.59%..............................          24           24           24           24           24           24           24
5.60%..............................          24           24           24           24           24           24           24
5.61%..............................          24           24           24           24           24           24           24
5.62%..............................          24           24           24           24           24           24           24
5.63%..............................          24           24           24           24           24           24           24
5.64%..............................          24           24           24           24           24           24           24
5.65%..............................          24           24           24           24           24           24           24
5.66%..............................          24           24           24           24           24           24           24
5.67%..............................          24           24           24           24           24           24           24
5.68%..............................          24           24           24           24           24           24           24
5.69%..............................          24           24           24           24           24           24           24
5.70%..............................          24           24           24           24           24           24           24
5.71%..............................          24           24           24           24           24           24           24
5.72%..............................          24           24           24           24           24           24           24
5.73%..............................          24           24           24           24           24           24           24
5.74%..............................          24           24           24           24           24           24           24
5.75%..............................          24           24           24           24           24           24           24
5.76%..............................          24           24           24           24           24           24           24
5.77%..............................          24           24           24           24           24           24           24
5.78%..............................          24           24           24           24           24           24           24
5.79%..............................          24           24           24           24           24           24           24
5.80%..............................          24           24           24           24           24           24           24
5.81%..............................          24           24           24           24           24           24           24
5.82%..............................          24           24           24           24           24           24           24
5.83%..............................          24           24           24           24           24           24           24
5.84%..............................          24           24           24           24           24           24           24
5.85%..............................          24           24           24           24           24           24           24
5.86%..............................          24           24           24           24           24           24           24
5.87%..............................          24           24           24           24           24           24           24
5.88%..............................          24           24           24           24           24           24           24
5.89%..............................          24           24           24           24           24           24           24
5.90%..............................          24           24           24           24           24           24           24
5.91%..............................          24           24           24           24           24           24           24
5.92%..............................          24           24           24           24           24           24           24
5.93%..............................          24           24           24           24           24           24           24
5.94%..............................          24           24           24           24           24           24           24
5.95%..............................          24           24           24           24           24           24           24
5.96%..............................          24           24           24           24           24           24           24
5.97%..............................          24           24           24           24           24           24           24
5.98%..............................          24           24           24           24           24           24           24
5.99%..............................          24           24           24           24           24           24           24
6.00%..............................          24           24           24           24           24           24           24


10 YEAR BENCHMARK TREASURY YIELD        6.15%        6.16%        6.17%
-----------------------------------  -----------  -----------  -----------
5.20%..............................          23           23           24
5.21%..............................          23           24           23
5.22%..............................          24           23           23
5.23%..............................          24           23           23
5.24%..............................          23           23           23
5.25%..............................          23           23           23
5.26%..............................          23           23           23
5.27%..............................          23           23           23
5.28%..............................          23           23           24
5.29%..............................          24           24           24
5.30%..............................          24           24           24
5.31%..............................          24           24           24
5.32%..............................          24           24           23
5.33%..............................          23           23           23
5.34%..............................          23           23           23
5.35%..............................          24           24           24
5.36%..............................          24           24           24
5.37%..............................          24           24           24
5.38%..............................          24           24           24
5.39%..............................          24           24           24
5.40%..............................          24           24           24
5.41%..............................          24           24           24
5.42%..............................          24           24           24
5.43%..............................          24           24           24
5.44%..............................          24           24           24
5.45%..............................          24           24           24
5.46%..............................          24           24           24
5.47%..............................          24           24           24
5.48%..............................          24           24           24
5.49%..............................          24           24           24
5.50%..............................          24           24           24
5.51%..............................          24           24           24
5.52%..............................          24           24           24
5.53%..............................          24           24           24
5.54%..............................          24           24           24
5.55%..............................          24           24           24
5.56%..............................          24           24           24
5.57%..............................          24           24           24
5.58%..............................          24           24           24
5.59%..............................          24           24           24
5.60%..............................          24           24           24
5.61%..............................          24           24           24
5.62%..............................          24           24           24
5.63%..............................          24           24           24
5.64%..............................          24           24           24
5.65%..............................          24           24           24
5.66%..............................          24           24           24
5.67%..............................          24           24           24
5.68%..............................          24           24           24
5.69%..............................          24           24           24
5.70%..............................          24           24           24
5.71%..............................          24           24           24
5.72%..............................          24           24           24
5.73%..............................          24           24           24
5.74%..............................          24           24           24
5.75%..............................          24           24           24
5.76%..............................          24           24           24
5.77%..............................          24           24           24
5.78%..............................          24           24           24
5.79%..............................          24           24           24
5.80%..............................          24           24           24
5.81%..............................          24           24           24
5.82%..............................          24           24           24
5.83%..............................          24           24           24
5.84%..............................          24           24           24
5.85%..............................          24           24           24
5.86%..............................          24           24           24
5.87%..............................          24           24           24
5.88%..............................          24           24           24
5.89%..............................          24           24           24
5.90%..............................          24           24           24
5.91%..............................          24           24           24
5.92%..............................          24           24           24
5.93%..............................          24           24           24
5.94%..............................          24           24           24
5.95%..............................          24           24           24
5.96%..............................          24           24           24
5.97%..............................          24           24           24
5.98%..............................          24           24           24
5.99%..............................          24           24           24
6.00%..............................          24           24           24

                                     F-4-4

                                   TABLE F-4

        MATRIX OF TREASURY ADJUSTED SPREAD DIFFERENTIALS IN BASIS POINTS

                                                                 30 YEAR BENCHMARK TREASURY YIELD
                                     -----------------------------------------------------------------------------------------
10 YEAR BENCHMARK TREASURY YIELD        6.18%        6.19%        6.20%        6.21%        6.22%        6.23%        6.24%
-----------------------------------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
5.20%..............................          23           23           23           23           23           23           23
5.21%..............................          23           23           23           23           23           23           24
5.22%..............................          23           23           23           23           23           23           23
5.23%..............................          23           23           23           23           23           24           23
5.24%..............................          23           23           23           23           24           24           23
5.25%..............................          23           23           23           24           24           23           23
5.26%..............................          23           23           24           24           24           23           23
5.27%..............................          23           24           24           24           23           23           23
5.28%..............................          24           24           24           24           23           23           23
5.29%..............................          24           24           24           23           23           23           23
5.30%..............................          24           24           23           23           23           23           24
5.31%..............................          24           23           23           23           23           24           24
5.32%..............................          23           23           23           23           24           24           24
5.33%..............................          23           23           24           24           24           24           24
5.34%..............................          24           24           24           24           24           24           24
5.35%..............................          24           24           24           24           24           24           24
5.36%..............................          24           24           24           24           24           24           24
5.37%..............................          24           24           24           24           24           24           23
5.38%..............................          24           24           24           24           24           23           24
5.39%..............................          24           24           24           24           24           24           24
5.40%..............................          24           24           24           24           24           24           24
5.41%..............................          24           24           24           24           24           24           24
5.42%..............................          24           24           24           24           24           24           24
5.43%..............................          24           24           24           24           24           24           24
5.44%..............................          24           24           24           24           24           24           24
5.45%..............................          24           24           24           24           24           24           24
5.46%..............................          24           24           24           24           24           24           24
5.47%..............................          24           24           24           24           24           24           24
5.48%..............................          24           24           24           24           24           24           24
5.49%..............................          24           24           24           24           24           24           24
5.50%..............................          24           24           24           24           24           24           24
5.51%..............................          24           24           24           24           24           24           24
5.52%..............................          24           24           24           24           24           24           24
5.53%..............................          24           24           24           24           24           24           24
5.54%..............................          24           24           24           24           24           24           24
5.55%..............................          24           24           24           24           24           24           24
5.56%..............................          24           24           24           24           24           24           24
5.57%..............................          24           24           24           24           24           24           24
5.58%..............................          24           24           24           24           24           24           24
5.59%..............................          24           24           24           24           24           24           24
5.60%..............................          24           24           24           24           24           24           24
5.61%..............................          24           24           24           24           24           24           24
5.62%..............................          24           24           24           24           24           24           24
5.63%..............................          24           24           24           24           24           24           24
5.64%..............................          24           24           24           24           24           24           24
5.65%..............................          24           24           24           24           24           24           24
5.66%..............................          24           24           24           24           24           24           24
5.67%..............................          24           24           24           24           24           24           24
5.68%..............................          24           24           24           24           24           24           24
5.69%..............................          24           24           24           24           24           24           24
5.70%..............................          24           24           24           24           24           24           24
5.71%..............................          24           24           24           24           24           24           24
5.72%..............................          24           24           24           24           24           24           24
5.73%..............................          24           24           24           24           24           24           24
5.74%..............................          24           24           24           24           24           24           24
5.75%..............................          24           24           24           24           24           24           24
5.76%..............................          24           24           24           24           24           24           24
5.77%..............................          24           24           24           24           24           24           24
5.78%..............................          24           24           24           24           24           24           24
5.79%..............................          24           24           24           24           24           24           24
5.80%..............................          24           24           24           24           24           24           24
5.81%..............................          24           24           24           24           24           24           24
5.82%..............................          24           24           24           24           24           24           24
5.83%..............................          24           24           24           24           24           24           24
5.84%..............................          24           24           24           24           24           24           24
5.85%..............................          24           24           24           24           24           24           24
5.86%..............................          24           24           24           24           24           24           24
5.87%..............................          24           24           24           24           24           24           24
5.88%..............................          24           24           24           24           24           24           24
5.89%..............................          24           24           24           24           24           24           24
5.90%..............................          24           24           24           24           24           24           24
5.91%..............................          24           24           24           24           24           24           24
5.92%..............................          24           24           24           24           24           24           24
5.93%..............................          24           24           24           24           24           24           24
5.94%..............................          24           24           24           24           24           24           24
5.95%..............................          24           24           24           24           24           24           24
5.96%..............................          24           24           24           24           24           24           24
5.97%..............................          24           24           24           24           24           24           24
5.98%..............................          24           24           25           24           24           24           24
5.99%..............................          24           24           24           24           24           24           24
6.00%..............................          25           24           24           24           24           25           24


10 YEAR BENCHMARK TREASURY YIELD        6.25%        6.26%        6.27%        6.28%        6.29%        6.30%        6.31%
-----------------------------------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
5.20%..............................          23           23           23           23           23           24           23
5.21%..............................          23           23           23           23           23           24           23
5.22%..............................          23           23           23           23           23           23           23
5.23%..............................          23           23           23           23           24           23           23
5.24%..............................          23           23           23           23           24           23           23
5.25%..............................          23           23           23           24           24           23           23
5.26%..............................          23           23           23           24           24           23           23
5.27%..............................          23           23           24           24           24           23           23
5.28%..............................          23           24           24           24           23           23           23
5.29%..............................          24           24           24           24           23           23           23
5.30%..............................          24           24           24           24           23           23           23
5.31%..............................          24           24           24           23           23           23           24
5.32%..............................          24           24           24           23           23           23           24
5.33%..............................          24           24           23           23           23           24           24
5.34%..............................          24           24           23           23           24           24           24
5.35%..............................          24           23           23           24           24           24           24
5.36%..............................          23           23           24           24           24           24           24
5.37%..............................          23           24           24           24           24           24           24
5.38%..............................          24           24           24           24           24           24           24
5.39%..............................          24           24           24           24           24           24           24
5.40%..............................          24           24           24           24           24           24           24
5.41%..............................          24           24           24           24           24           24           24
5.42%..............................          24           24           24           24           24           24           24
5.43%..............................          24           24           24           24           24           24           24
5.44%..............................          24           24           24           24           24           24           24
5.45%..............................          24           24           24           24           24           24           24
5.46%..............................          24           24           24           24           24           24           24
5.47%..............................          24           24           24           24           24           24           24
5.48%..............................          24           24           24           24           24           24           24
5.49%..............................          24           24           24           24           24           24           24
5.50%..............................          24           24           24           24           24           24           24
5.51%..............................          24           24           24           24           24           24           24
5.52%..............................          24           24           24           24           24           24           24
5.53%..............................          24           24           24           24           24           24           24
5.54%..............................          24           24           24           24           24           24           24
5.55%..............................          24           24           24           24           24           24           24
5.56%..............................          24           24           24           24           24           24           24
5.57%..............................          24           24           24           24           24           24           24
5.58%..............................          24           24           24           24           24           24           24
5.59%..............................          24           24           24           24           24           24           24
5.60%..............................          24           24           24           24           24           24           24
5.61%..............................          24           24           24           24           24           24           24
5.62%..............................          24           24           24           24           24           24           24
5.63%..............................          24           24           24           24           24           24           24
5.64%..............................          24           24           24           24           24           24           24
5.65%..............................          24           24           24           24           24           24           24
5.66%..............................          24           24           24           24           24           24           24
5.67%..............................          24           24           24           24           24           24           24
5.68%..............................          24           24           24           24           24           24           24
5.69%..............................          24           24           24           24           24           24           24
5.70%..............................          24           24           24           24           24           24           24
5.71%..............................          24           24           24           24           24           24           24
5.72%..............................          24           24           24           24           24           24           24
5.73%..............................          24           24           24           24           24           24           24
5.74%..............................          24           24           24           24           24           24           24
5.75%..............................          24           24           24           24           24           24           24
5.76%..............................          24           24           24           24           24           24           24
5.77%..............................          24           24           24           24           24           24           24
5.78%..............................          24           24           24           24           24           24           24
5.79%..............................          24           24           24           24           24           24           24
5.80%..............................          24           24           24           24           24           24           24
5.81%..............................          24           24           24           24           24           24           24
5.82%..............................          24           24           24           24           24           24           24
5.83%..............................          24           24           24           24           24           24           24
5.84%..............................          24           24           24           24           24           24           24
5.85%..............................          24           24           24           24           24           24           24
5.86%..............................          24           24           24           24           24           24           24
5.87%..............................          24           24           24           24           24           24           24
5.88%..............................          24           24           24           24           24           24           24
5.89%..............................          24           24           24           24           24           24           24
5.90%..............................          24           24           24           24           24           24           24
5.91%..............................          24           24           24           24           24           24           24
5.92%..............................          24           24           24           24           24           24           24
5.93%..............................          24           24           24           24           24           24           24
5.94%..............................          24           24           24           24           24           24           24
5.95%..............................          24           24           24           24           24           24           24
5.96%..............................          24           24           24           24           24           24           24
5.97%..............................          24           24           24           24           24           24           24
5.98%..............................          24           24           24           24           24           24           24
5.99%..............................          24           24           25           24           24           24           24
6.00%..............................          24           24           24           24           25           24           24


10 YEAR BENCHMARK TREASURY YIELD        6.32%        6.33%        6.34%
-----------------------------------  -----------  -----------  -----------
5.20%..............................          23           23           23
5.21%..............................          23           23           23
5.22%..............................          23           23           23
5.23%..............................          23           23           23
5.24%..............................          23           23           24
5.25%..............................          23           23           24
5.26%..............................          23           23           24
5.27%..............................          23           24           24
5.28%..............................          23           24           24
5.29%..............................          24           24           24
5.30%..............................          24           24           24
5.31%..............................          24           24           24
5.32%..............................          24           24           24
5.33%..............................          24           24           24
5.34%..............................          24           24           23
5.35%..............................          24           24           23
5.36%..............................          24           24           23
5.37%..............................          24           23           24
5.38%..............................          24           23           24
5.39%..............................          24           24           24
5.40%..............................          24           24           24
5.41%..............................          24           24           24
5.42%..............................          24           24           24
5.43%..............................          24           24           24
5.44%..............................          24           24           24
5.45%..............................          24           24           24
5.46%..............................          24           24           24
5.47%..............................          24           24           24
5.48%..............................          24           24           24
5.49%..............................          24           24           24
5.50%..............................          24           24           24
5.51%..............................          24           24           24
5.52%..............................          24           24           24
5.53%..............................          24           24           24
5.54%..............................          24           24           24
5.55%..............................          24           24           24
5.56%..............................          24           24           24
5.57%..............................          24           24           24
5.58%..............................          24           24           24
5.59%..............................          24           24           24
5.60%..............................          24           24           24
5.61%..............................          24           24           24
5.62%..............................          24           24           24
5.63%..............................          24           24           24
5.64%..............................          24           24           24
5.65%..............................          24           24           24
5.66%..............................          24           24           24
5.67%..............................          24           24           24
5.68%..............................          24           24           24
5.69%..............................          24           24           24
5.70%..............................          24           24           24
5.71%..............................          24           24           24
5.72%..............................          24           24           24
5.73%..............................          24           24           24
5.74%..............................          24           24           24
5.75%..............................          24           24           24
5.76%..............................          24           24           24
5.77%..............................          24           24           24
5.78%..............................          24           24           24
5.79%..............................          24           24           24
5.80%..............................          24           24           24
5.81%..............................          24           24           24
5.82%..............................          24           24           24
5.83%..............................          24           24           24
5.84%..............................          24           24           24
5.85%..............................          24           24           24
5.86%..............................          24           24           24
5.87%..............................          24           24           24
5.88%..............................          24           24           24
5.89%..............................          24           24           24
5.90%..............................          24           24           24
5.91%..............................          24           24           24
5.92%..............................          24           24           24
5.93%..............................          24           24           24
5.94%..............................          24           24           24
5.95%..............................          24           24           24
5.96%..............................          24           24           24
5.97%..............................          24           24           24
5.98%..............................          24           24           24
5.99%..............................          24           24           24
6.00%..............................          24           24           24

                                     F-4-5

                                   TABLE F-4

        MATRIX OF TREASURY ADJUSTED SPREAD DIFFERENTIALS IN BASIS POINTS

                                                                  30 YEAR BENCHMARK TREASURY YIELD
                                            ----------------------------------------------------------------------------
10 YEAR BENCHMARK TREASURY YIELD               6.35%        6.36%        6.37%        6.38%        6.39%        6.40%
------------------------------------------  -----------  -----------  -----------  -----------  -----------  -----------
5.20%.....................................          23           23           23           23           24           23
5.21%.....................................          23           23           23           23           24           23
5.22%.....................................          23           23           23           23           24           23
5.23%.....................................          23           23           23           23           24           23
5.24%.....................................          23           23           23           23           24           23
5.25%.....................................          23           23           23           23           24           23
5.26%.....................................          23           23           23           23           24           23
5.27%.....................................          23           23           23           24           24           23
5.28%.....................................          23           23           23           24           24           23
5.29%.....................................          23           23           23           24           24           23
5.30%.....................................          23           23           24           24           24           23
5.31%.....................................          23           23           24           24           24           23
5.32%.....................................          23           23           24           24           24           23
5.33%.....................................          23           24           24           24           24           23
5.34%.....................................          23           24           24           24           24           23
5.35%.....................................          23           24           24           24           24           23
5.36%.....................................          24           24           24           24           24           23
5.37%.....................................          24           24           24           24           24           24
5.38%.....................................          24           24           24           24           24           24
5.39%.....................................          24           24           24           24           24           24
5.40%.....................................          24           24           24           24           24           24
5.41%.....................................          24           24           24           24           24           24
5.42%.....................................          24           24           24           24           24           24
5.43%.....................................          24           24           24           24           24           24
5.44%.....................................          24           24           24           24           24           24
5.45%.....................................          24           24           24           24           24           24
5.46%.....................................          24           24           24           24           24           24
5.47%.....................................          24           24           24           24           24           24
5.48%.....................................          24           24           24           24           24           24
5.49%.....................................          24           24           24           24           24           24
5.50%.....................................          24           24           24           24           24           24
5.51%.....................................          24           24           24           24           24           24
5.52%.....................................          24           24           24           24           24           24
5.53%.....................................          24           24           24           24           24           24
5.54%.....................................          24           24           24           24           24           24
5.55%.....................................          24           24           24           24           24           24
5.56%.....................................          24           24           24           24           24           24
5.57%.....................................          24           24           24           24           24           24
5.58%.....................................          24           24           24           24           24           24
5.59%.....................................          24           24           24           24           24           24
5.60%.....................................          24           24           24           24           24           24
5.61%.....................................          24           24           24           24           24           24
5.62%.....................................          24           24           24           24           24           24
5.63%.....................................          24           24           24           24           24           24
5.64%.....................................          24           24           24           24           24           24
5.65%.....................................          24           24           24           24           24           24
5.66%.....................................          24           24           24           24           24           24
5.67%.....................................          24           24           24           24           24           24
5.68%.....................................          24           24           24           24           24           24
5.69%.....................................          24           24           24           24           24           24
5.70%.....................................          24           24           24           24           24           24
5.71%.....................................          24           24           24           24           24           24
5.72%.....................................          24           24           24           24           24           24
5.73%.....................................          24           24           24           24           24           24
5.74%.....................................          24           24           24           24           24           24
5.75%.....................................          24           24           24           24           24           24
5.76%.....................................          24           24           24           24           24           24
5.77%.....................................          24           24           24           24           24           24
5.78%.....................................          24           24           24           24           24           24
5.79%.....................................          24           24           24           24           24           24
5.80%.....................................          24           24           24           24           24           24
5.81%.....................................          24           24           24           24           24           24
5.82%.....................................          24           24           24           24           24           24
5.83%.....................................          24           24           24           24           24           24
5.84%.....................................          24           24           24           24           24           24
5.85%.....................................          24           24           24           24           24           24
5.86%.....................................          24           24           24           24           24           24
5.87%.....................................          24           24           24           24           24           24
5.88%.....................................          24           24           24           24           24           24
5.89%.....................................          24           24           24           24           24           24
5.90%.....................................          24           24           24           24           24           24
5.91%.....................................          24           24           24           24           24           24
5.92%.....................................          24           24           24           24           24           24
5.93%.....................................          24           24           24           24           24           24
5.94%.....................................          24           24           24           24           24           24
5.95%.....................................          24           24           24           24           24           24
5.96%.....................................          24           24           24           24           24           24
5.97%.....................................          24           24           24           24           24           24
5.98%.....................................          24           24           24           24           24           24
5.99%.....................................          24           24           24           24           24           24
6.00%.....................................          24           24           25           24           24           24


10 YEAR BENCHMARK TREASURY YIELD               6.41%        6.42%        6.43%        6.44%        6.45%        6.46%
------------------------------------------  -----------  -----------  -----------  -----------  -----------  -----------
5.20%.....................................          23           23           23           23           23           23
5.21%.....................................          23           23           24           23           23           23
5.22%.....................................          23           23           24           23           23           23
5.23%.....................................          23           23           24           23           23           23
5.24%.....................................          23           23           24           23           23           23
5.25%.....................................          23           23           24           23           23           23
5.26%.....................................          23           23           24           23           23           23
5.27%.....................................          23           23           24           23           23           23
5.28%.....................................          23           23           24           23           23           23
5.29%.....................................          23           24           24           24           23           23
5.30%.....................................          23           24           24           24           23           24
5.31%.....................................          23           24           24           24           23           24
5.32%.....................................          23           24           24           24           23           24
5.33%.....................................          23           24           24           24           23           24
5.34%.....................................          24           24           24           24           23           24
5.35%.....................................          24           24           24           24           23           24
5.36%.....................................          24           24           24           24           23           24
5.37%.....................................          24           24           24           24           23           24
5.38%.....................................          24           24           24           24           24           24
5.39%.....................................          24           24           24           24           24           24
5.40%.....................................          24           24           24           24           24           24
5.41%.....................................          24           24           24           24           24           24
5.42%.....................................          24           24           24           24           24           24
5.43%.....................................          24           24           24           24           24           24
5.44%.....................................          24           24           24           24           24           24
5.45%.....................................          24           24           24           24           24           24
5.46%.....................................          24           24           24           24           24           24
5.47%.....................................          24           24           24           24           24           24
5.48%.....................................          24           24           24           24           24           24
5.49%.....................................          24           24           24           24           24           24
5.50%.....................................          24           24           24           24           24           24
5.51%.....................................          24           24           24           24           24           24
5.52%.....................................          24           24           24           24           24           24
5.53%.....................................          24           24           24           24           24           24
5.54%.....................................          24           24           24           24           24           24
5.55%.....................................          24           24           24           24           24           24
5.56%.....................................          24           24           24           24           24           24
5.57%.....................................          24           24           24           24           24           24
5.58%.....................................          24           24           24           24           24           24
5.59%.....................................          24           24           24           24           24           24
5.60%.....................................          24           24           24           24           24           24
5.61%.....................................          24           24           24           24           24           24
5.62%.....................................          24           24           24           24           24           24
5.63%.....................................          24           24           24           24           24           24
5.64%.....................................          24           24           24           24           24           24
5.65%.....................................          24           24           24           24           24           24
5.66%.....................................          24           24           24           24           24           24
5.67%.....................................          24           24           24           24           24           24
5.68%.....................................          24           24           24           24           24           24
5.69%.....................................          24           24           24           24           24           24
5.70%.....................................          24           24           24           24           24           24
5.71%.....................................          24           24           24           24           24           24
5.72%.....................................          24           24           24           24           24           24
5.73%.....................................          24           24           24           24           24           24
5.74%.....................................          24           24           24           24           24           24
5.75%.....................................          24           24           24           24           24           24
5.76%.....................................          24           24           24           24           24           24
5.77%.....................................          24           24           24           24           24           24
5.78%.....................................          24           24           24           24           24           24
5.79%.....................................          24           24           24           24           24           24
5.80%.....................................          24           24           24           24           24           24
5.81%.....................................          24           24           24           24           24           24
5.82%.....................................          24           24           24           24           24           24
5.83%.....................................          24           24           24           24           24           24
5.84%.....................................          24           24           24           24           24           24
5.85%.....................................          24           24           24           24           24           24
5.86%.....................................          24           24           24           24           24           24
5.87%.....................................          24           24           24           24           24           24
5.88%.....................................          24           24           24           24           24           24
5.89%.....................................          24           24           24           24           24           24
5.90%.....................................          24           24           24           24           24           24
5.91%.....................................          24           24           24           24           24           24
5.92%.....................................          24           24           24           24           24           24
5.93%.....................................          24           24           24           24           24           24
5.94%.....................................          24           24           24           24           24           24
5.95%.....................................          24           24           24           24           24           24
5.96%.....................................          24           24           24           24           24           24
5.97%.....................................          24           24           24           24           24           24
5.98%.....................................          24           24           24           24           24           24
5.99%.....................................          24           24           24           24           24           24
6.00%.....................................          24           24           24           24           24           24


10 YEAR BENCHMARK TREASURY YIELD               6.47%        6.48%        6.49%        6.50%
------------------------------------------  -----------  -----------  -----------  -----------
5.20%.....................................          23           23           23           23
5.21%.....................................          23           23           23           23
5.22%.....................................          23           23           23           24
5.23%.....................................          23           23           23           24
5.24%.....................................          24           23           23           24
5.25%.....................................          24           23           23           24
5.26%.....................................          24           23           23           24
5.27%.....................................          24           23           23           24
5.28%.....................................          24           23           23           24
5.29%.....................................          24           23           23           24
5.30%.....................................          24           24           23           24
5.31%.....................................          24           24           23           24
5.32%.....................................          24           24           23           24
5.33%.....................................          24           24           23           24
5.34%.....................................          24           24           23           24
5.35%.....................................          24           24           23           24
5.36%.....................................          24           24           23           24
5.37%.....................................          24           24           24           24
5.38%.....................................          24           24           24           24
5.39%.....................................          24           24           24           24
5.40%.....................................          24           24           24           24
5.41%.....................................          24           24           24           24
5.42%.....................................          24           24           24           24
5.43%.....................................          24           24           24           24
5.44%.....................................          24           24           24           24
5.45%.....................................          24           24           24           24
5.46%.....................................          24           24           24           24
5.47%.....................................          24           24           24           24
5.48%.....................................          24           24           24           24
5.49%.....................................          24           24           24           24
5.50%.....................................          24           24           24           24
5.51%.....................................          24           24           24           24
5.52%.....................................          24           24           24           24
5.53%.....................................          24           24           24           24
5.54%.....................................          24           24           24           24
5.55%.....................................          24           24           24           24
5.56%.....................................          24           24           24           24
5.57%.....................................          24           24           24           24
5.58%.....................................          24           24           24           24
5.59%.....................................          24           24           24           24
5.60%.....................................          24           24           24           24
5.61%.....................................          24           24           24           24
5.62%.....................................          24           24           24           24
5.63%.....................................          24           24           24           24
5.64%.....................................          24           24           24           24
5.65%.....................................          24           24           24           24
5.66%.....................................          24           24           24           24
5.67%.....................................          24           24           24           24
5.68%.....................................          24           24           24           24
5.69%.....................................          24           24           24           24
5.70%.....................................          24           24           24           24
5.71%.....................................          24           24           24           24
5.72%.....................................          24           24           24           24
5.73%.....................................          24           24           24           24
5.74%.....................................          24           24           24           24
5.75%.....................................          24           24           24           24
5.76%.....................................          24           24           24           24
5.77%.....................................          24           24           24           24
5.78%.....................................          24           24           24           24
5.79%.....................................          24           24           24           24
5.80%.....................................          24           24           24           24
5.81%.....................................          24           24           24           24
5.82%.....................................          24           24           24           24
5.83%.....................................          24           24           24           24
5.84%.....................................          24           24           24           24
5.85%.....................................          24           24           24           24
5.86%.....................................          24           24           24           24
5.87%.....................................          24           24           24           24
5.88%.....................................          24           24           24           24
5.89%.....................................          24           24           24           24
5.90%.....................................          24           24           24           24
5.91%.....................................          24           24           24           24
5.92%.....................................          24           24           24           24
5.93%.....................................          24           24           24           24
5.94%.....................................          24           24           24           24
5.95%.....................................          24           24           24           24
5.96%.....................................          24           24           24           24
5.97%.....................................          24           24           24           24
5.98%.....................................          24           24           24           24
5.99%.....................................          25           25           24           24
6.00%.....................................          24           24           24           24

                                     F-4-6